As filed with the Securities and Exchange Commission on December 22, 2000
                                               Securities Act File No. 333-59745
                                        Investment Company Act File No. 811-8895
================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]

                           Pre-Effective Amendment No.                       [ ]
                         Post-Effective Amendment No. 7                      [X]

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]

                                 Amendment No. 8                             [X]
                        (Check appropriate box or boxes)


                                 ING FUNDS TRUST
                 (Exact Name of Registrant Specified in Charter)

                          7337 E. Doubletree Ranch Road
                              Scottsdale, AZ 85258
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, Including Area Code: (800) 992-0180

                             James M. Hennessy, Esq.
                          ING Pilgrim Investments, Inc.
                          7337 E. Doubletree Ranch Road
                              Scottsdale, AZ 85258
                     (Name and Address of Agent for Service)

                                 With copies to:
                             Jeffrey S. Puretz, Esq.
                                     Dechert
                              1775 Eye Street, N.W.
                              Washington, DC 20006

It is proposed that this filing will become  effective  (check appropriate box):

     [ ]  Immediately upon filing pursuant to paragraph (b)
     [ ]  on (date) pursuant to paragraph (b)
     [ ]  60 days after filing pursuant to paragraph (a)(1)
     [X]  on March 1, 2001 pursuant to paragraph (a)(1)
     [ ]  75 days after filing pursuant to paragraph (a)(2)
     [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

     [ ] This post-effective amendment designated a new effective date for a previously filed post-effective amendment.

================================================================================

March 1, 2001
Classes A, B, C, M and T

                                        INCOME FUNDS

                                        ING Pilgrim Government Securities Income
                                        ING Pilgrim GNMA Income
                                        ING Pilgrim National Tax-Exempt Bond
                                        ING Pilgrim Intermediate Bond
                                        ING Pilgrim Strategic Income
                                        ING Pilgrim High Yield
                                        ING Pilgrim High Yield II
                                        ING Pilgrim High Total Return
                                        ING Pilgrim High Yield Bond
                                        Pilgrim Money Market
                                        ING Money Market

This prospectus contains important information about investing in the ING Pilgrim Funds. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit, is not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency and is affected by market fluctuations. There is no guarantee that the Funds will achieve their objectives. As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities nor has the SEC judged whether the information in this prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

These pages contain a description of each of our Funds included in this prospectus, including its objective, investment strategy and risks.

[GRAPHIC]

OBJECTIVE

[GRAPHIC]

INVESTMENT STRATEGY

You'll also find:

[GRAPHIC]

RISKS

How the fund has performed. A chart that shows the Fund's financial performance for the past ten years (or since inception, if shorter).

[GRAPHIC]

HOW THE FUND HAS PERFORMED

What you pay to invest. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in a Fund.


An Introduction to the ING Pilgrim Funds
Funds At A Glance

INCOME FUNDS
ING Pilgrim Government Securities Income
ING Pilgrim GNMA Income
ING Pilgrim National Tax-Exempt Bond
ING Pilgrim Intermediate Bond
ING Pilgrim Strategic Income
ING Pilgrim High Yield
ING Pilgrim High Yield II
ING Pilgrim High Total Return
ING Pilgrim High Yield Bond
ING Pilgrim High Total Return II
Pilgrim Money Market
ING Money Market

What You Pay to Invest
Shareholder Guide
Management of the Funds
Dividends, Distributions and Taxes
More Information About Risks
Financial Highlights
Where To Go For More Information                                      Back cover

                                                             INTRODUCTION TO THE
                                                               ING PILGRIM FUNDS
--------------------------------------------------------------------------------

Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities they invest in. Please read this prospectus carefully to be sure you understand the principal risks and strategies associated with each of our Funds. You should consult the Statement of Additional Information (SAI) for a complete list of the risks and strategies.

[GRAPHIC]


If you have any questions about the ING Pilgrim Funds, please call your financial consultant or us at 1-800-992-0180.


This prospectus is designed to help you make informed decisions about your investments.

INCOME FUNDS


     ING Pilgrim offers both aggressive and conservative Income Funds.

     They may suit you if you:

     *    want a regular stream of income.

     Income Funds other than the Money Market Fund may suit you if you:

     *    want greater growth potential than a money market fund

     *    are willing to accept more risk than a money market fund.

                                                                       [GRAPHIC]
                          If you have any questions, please call 1-800-992-0180.

------
Funds
At A
Glance
------


This table is a summary of the objectives, main investments and risks of each ING Pilgrim Fund. It is designed to help you understand the differences between the Funds, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Fund's investment objectives, strategies and risks, which begin on page 4.

          FUND                                              INVESTMENT OBJECTIVE
          ----                                              --------------------
Income    Government Securities Income Fund                 High current income, consistent with liquidity
Funds     Adviser: ING Pilgrim Investments, Inc.            and preservation of capital

          GNMA Income Fund                                  High current income, consistent with liquidity
          Adviser: ING Pilgrim Investments, Inc.            and safety of principal

          National Tax-Exempt Bond Fund                     High current income that is exempt from federal
          Adviser: ING Mutual Funds Management Co. LLC      income taxes consistent with the preservation
          Sub-Adviser: Furman Selz Capital Management LLC   of capital

          Intermediate Bond Fund                            High current income consistent with the
          Adviser: ING Mutual Funds Management Co. LLC      preservation of capital and liquidity
          Sub-Adviser: ING Investment Management LLC

          Strategic Income Fund                             Maximum total return
          Adviser: ING Pilgrim Investments, Inc.

          High Yield Fund                                   High current income, with capital appreciation
          Adviser: ING Pilgrim Investments, Inc.            as a secondary objective

          High Yield Fund II                                High level of current income and capital growth
          Adviser: ING Pilgrim Investments, Inc.

          High Total Return Fund                            High income and capital appreciation
          Adviser: ING Pilgrim Investments, Inc.

          High Yield Bond Fund                              A high level of current income and total return
          Adviser: ING Mutual Funds Management Co. LLC
          Sub-Adviser: ING Investment Management LLC

          High Total Return Fund II                         High income and capital appreciation
          Adviser: ING Pilgrim Investments, Inc.

          Pilgrim Money Market Fund                         High current income consistent with the preservation
          Adviser: ING Pilgrim Investments, Inc.            of capital and liquidity

          ING Money Market Fund                             High current Income consistent with the preservation
          Adviser: ING Mutual Funds Management Co. LLC      of capital and liquidity
          Sub-Adviser: ING Investment Management LLC

MAIN INVESTMENTS                             MAIN RISKS
----------------                             ----------
Securities issued or guaranteed by the       Credit, interest rate, prepayment and other risks that
U.S. Government and certain of its           accompany an investment in government bonds and mortgage
agencies or instrumentalities.               related investments. Generally has less credit risk than the other income funds.

Mortgage-backed GNMA Certificates that       Credit, interest rate, prepayment and other risks that
are guaranteed as to the timely payment      accompany an investment in government bonds and mortgage
of principal and interest by the U.S.        related investments. Generally has less credit risk than the
Government.                                  other income funds.

Investment grade debt securities of          Credit, interest rate, prepayment and other risks that
municipal issuers, the interest from         accompany an investment in investment grade debt securities
which is exempt from federal income          of municipal issuers.
taxes.

Investment grade debt securities with a      Credit, interest rate, prepayment and other risks that
minimum average portfolio quality being      accompany an investment in fixed income securities. May be
investment grade, and dollar weighted        sensitive to credit risk during economic downturns.
average maturity generally ranging
between three and ten years.

Investment grade and high yield debt         Credit, interest rate, prepayment and other risks that
securities.                                  accompany an investment in debt securities, including high yield debt securities. May be sensitive to credit risk
                                             during economic downturns.

High yield debt securities.                  Credit, interest rate and other risks that accompany an
                                             investment in lower-quality debt securities. Particularly
                                             sensitive to credit risk during economic downturns.

High yield debt securities, including        Credit, liquidity, interest rate and other risks that
those in the lowest ratings, as well as      accompany an investment in lower-quality debt securities.
equities and foreign securities.             Particularly sensitive to credit risk during economic
                                             downturns. May also present price volatility from equity
                                             exposure, and foreign securities. May be sensitive to
                                             currency exchange rates, international political and
                                             economic conditions, and other risks.

High yield debt securities, including        Credit, liquidity, interest rate and other risks that
those in the lowest ratings, and foreign     accompany an investment in lower-quality debt securities.
securities.                                  Particularly sensitive to credit risk during economic
                                             downturns. Foreign securities may be sensitive to currency exchange rates, international political and economic
                                             conditions, and other risks.

A diversified portfolio of high yield        Credit, interest rate, prepayment and other risks that
(high risk) debt securities that are         accompany an investment in lower quality debt securities.
unrated or rated below investment grade.     Particulary sensitive to credit risk during economic
                                             downturns.

High yield debt securities, including        Credit, liquidity, interest rate and other risks that
those in the lowest ratings, and foreign     accompany an investment in lower- quality debt securities.
securities.                                  Particularly sensitive to credit risk during economic
                                             downturns. Foreign securities may be sensitive to currency exchange rates international, political and economic
                                             conditions, and other risks.

Shares of another investment company         Credit, interest rate and other risks that accompany an
whose main investments incudes               investment in government bonds and mortgage related
short-term securities issued or              investments. Presents less credit and interest rate risk
guaranteed by the U.S. Government and        than the other income funds.
certain of its agencies and
instrumentalities.

High quality, U.S. dollar-denominated        Credit, interest rate and other risks that accompany an
short-term debt securities.                  investment in U.S. dollar-denominated short-term debt
                                             securities.

------
Income
Funds
------
                                                   Adviser
ING PILGRIM GOVERNMENT SECURITIES INCOME FUND      ING Pilgrim Investments, Inc.
--------------------------------------------------------------------------------


OBJECTIVE
[GRAPHIC]


The Fund seeks high current income, consistent with liquidity and preservation of capital.

INVESTMENT STRATEGY
[GRAPHIC]

The Fund normally invests at least 70% of its total assets in securities issued or guaranteed by the U.S. Government and the following agencies or instrumentalities of the U.S. Government: the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC). Such securities include direct obligations of the U.S. Treasury and mortgage-backed securities. The Fund may fall below the 70% threshold due to changes in the value of the Fund's holdings or the sale of securities to meet redemptions, in which case the Fund will purchase only U.S. Government securities until the 70% level is restored. The remainder of the Fund's assets may be invested in securities issued by other agencies and instrumentalities of the U.S. Government and in instruments collateralized by securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The foregoing policies are fundamental and may not be changed without shareholder approval.

The Fund may invest in securities of any maturity; however, the Fund is expected to have a dollar-weighted average duration within a range of 20% above or below that of the Lehman Intermediate Treasury Index. As of September 30, 2000, the dollar-weighted average duration of the Lehman Intermediate Treasury Index was
3.09 years. The adviser determines the composition of the Fund's portfolio on the basis of its judgment of existing market conditions, such as the general direction of interest rates, trends in creditworthiness, expected inflation, supply and demand of fixed income securities, and other factors. The Fund may enter into reverse repurchase agreements, dollar roll transactions or pairing off transactions. The Fund does not invest in highly leveraged derivatives, such as swaps, interest-only or principal-only stripped mortgage-backed securities, or interest rate futures contracts.

--------------------------------------------------------------------------------

RISKS
[GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Changes in Interest Rates -- the value of the Fund's investments may fall when interest rates rise. This Fund may be particularly sensitive to interest rates because it primarily invests in U.S. government securities. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

Credit Risk -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This Fund is subject to less credit risk than the other income funds because it principally invests in debt securities issued or guaranteed by the U.S. Government, its agencies and government sponsored enterprises.

Prepayment Risk -- the Fund may invest in mortgage related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.

4    ING Pilgrim Government Securities Income Fund

                                  ING PILGRIM GOVERNMENT SECURITIES INCOME FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED
[GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)

  1991    1992    1993     1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----     ----    ----    ----    ----    ----    ----    ----
 11.90    7.46   4.71(8)  -3.61   14.51    2.56    7.85    5.61   -1.17

Best and worst quarterly performance during this period:


   quarter     :         %
   quarter     :         %


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of two broad measures of market performance -- the Lehman Brothers Government/Mortgage Index and the Lehman Brothers Intermediate Treasury Index.

Average Annual Total Returns(2)


                                                                           Lehman      Lehman
                                                                            Gov't/   Intermediate
                                                                           Mortgage    Treasury
                          Class A(2)  Class B(3)  Class C(4)  Class M(5)   Index(7)    Index(8)
                          ----------  ----------  ----------  ----------   --------    --------
One year, ended
December 31, 2000      %                               --

Five years, ended
December 31, 2000      %                              N/A

Ten years, ended
December 31, 2000(9)   %                  N/A         N/A

Since inception of
Classes B and M(10)    %     N/A                      N/A

Since inception of
Classes C and T(10)    %     N/A          N/A          --          N/A         --          --

-------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Class T shares did not have a full year's performance for the year ended December 31, 2000.
(3)  Reflects deduction of sales charge of 4.75%.
(4) Reflects deduction of deferred sales charge of 5%, 2% and 1%, respectively for 1 year, 5 year and since inception returns.
(5)  Reflects deduction of a deferred sales charge of 1% for the 1 year return.
(6)  Reflects deduction of sales charge of 3.25%.
(7)  Reflects deduction of deferred sales charge of 4% for the 1 year return.
(8) The Lehman Brothers Government/Mortgage Index is an unmanaged index that measures the performance of U.S. Government agencies and instrumentalities, as well as mortgage pass-through instruments issued by FNMA, FHLMC and GNMA.
(9) The Lehman Brothers Intermediate Treasury Index is an unmanaged index that measures the performance of U.S. Treasuries with maturities of under 10 years. Information on the Lehman Intermediate Index is presented because effective May 24, 1999, the Fund seeks an average portfolio duration within +/-20% of the duration of that Index. Previously, the Fund's average portfolio maturity was generally longer.
(10) The Fund earned income and realized capital gains as a result of entering into reverse repurchase agreements during the six-month period from July to December 1992 that caused the Fund to exceed its 10% investment restriction on borrowing. Therefore, the Fund's performance was higher than it would have been had the Fund adhered to its borrowing restriction.
(11) Classes B and M commenced operations on July 17, 1995. Classes C and T commenced operations on June 11, 1999. Class T commenced operations on April 5, 2000.


                                                                       [GRAPHIC]
                          If you have any questions, please call 1-800-992-0180.

                              ING Pilgrim Government Securities Income Fund    5

------
Income
Funds
------

                                                   Adviser
ING PILGRIM GNMA INCOME FUND                       ING Pilgrim Investments, Inc.
--------------------------------------------------------------------------------


OBJECTIVE
[GRAPHIC]


The Fund's investment objective is to seek a high level of current income, consistent with liquidity and safety of principal, through investment primarily in Government National Mortgage Association ("GNMA") mortgage-backed securities (also known as "GNMA Certificates") that are guaranteed as to the timely payment of principal and interest by the United States Government.

INVESTMENT STRATEGY
[GRAPHIC]

Under normal conditions, the Fund will invest at least 80% of the value of its total assets in GNMA ("Ginnie Mae") Certificates. The remaining assets of the Fund will be invested in other securities issued or guaranteed by the U.S. Government, including U.S. Treasury securities. The Fund may invest in debt securities of any maturity, although the portfolio manager expects to invest in long-term debt instruments.

--------------------------------------------------------------------------------

RISKS
[GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Prepayment Risk -- Through investment in GNMA securities, the Fund may expose you to certain risks which may cause you to lose money. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of GNMA securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund may have to reinvest the proceeds of prepayments at lower interest rates than those of their previous investments. If this occurs, the Fund's yields will decline correspondingly.

Changes in Interest Rates -- the value of the Fund's investments may fall when interest rates rise. This Fund may be particularly sensitive to interest rates because it primarily invests in U.S. government securities. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

Credit Risk -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This Fund is subject to less credit risk than the other income funds because it principally invests in debt securities issued or guaranteed by the U.S. Government, its agencies and government sponsored enterprises.

Please refer to the statement of additional information for a complete description of GNMA Certificates and Modified Pass Through GNMA Certificates. The Fund intends to use the proceeds from principal payments to purchase additional GNMA Certificates or other U.S. Government guaranteed securities.

6    ING Pilgrim GNMA Income Fund

                                                    ING PILGRIM GNMA INCOME FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED
[GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.


Year by Year Total Returns (%)(1)(2)


  1991    1992    1993     1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----     ----    ----    ----    ----    ----    ----    ----
 15.75    5.19    8.06    -2.07   15.91    5.71   10.20    7.52    0.58


Best and worst quarterly performance during this period:

   quarter     :     %
   quarter     :     %


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Brothers Mortgage-Backed Securities Index.


Average Annual Total Returns(3)
                                                            Lehman Brothers
                             Class     Class     Class       Mortgage-Backed
                              A(4)       B         C       Securities Index(5)
                            -------   -------   -------   --------------------
One year, ended
December 31, 2000      %

Five years, ended
December 31, 2000      %

Ten years, ended
December 31, 2000      %


----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 31, 2000, the Fund's outstanding shares were classified as "Class A" shares.

(3) This table shows the performance of the Class A shares of the Fund. Class M and Class T did not have a full year's performance as of December 31, 2000.

(4)  Reflects deduction of sales charge of 4.75%.


(5) The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index comprised of 520 mortgage backed securities with an average yield of 7.58%. The average coupon of the index is 6.85%. This index is typically used as a benchmark for intermediate-term bond funds.


                                                                       [GRAPHIC]
                          If you have any questions, please call 1-800-992-0180.

                                               ING Pilgrim GNMA Income Fund    7

------
Income
Funds
------

                                             Adviser
                                             ING Mutual Funds Management Co. LLC
                                             Sub-Adviser
ING PILGRIM NATIONAL TAX-EXEMPT BOND FUND    Furman Selz Capital Management LLC
--------------------------------------------------------------------------------


OBJECTIVE
[GRAPHIC]

The Fund seeks to provide investors with a high level of current income that is exempt from federal income taxes, consistent with preservation of capital.

INVESTMENT STRATEGY
[GRAPHIC]

The Fund normally invests at least 80% of its total assets in debt obligations issued by states, territories and possessions of the United States and the
District of Columbia or their political subdivisions, agencies and instrumentalities, multi-state agencies or authorities the interest from which is, in the opinion of bond counsel of the issuer, exempt from federal income tax. The Fund will invest at least 80% of its total assets in securities the interest on which is not a preference item for purposes of the federal alternative minimum tax. The remainder of the Fund's assets may be invested in taxable debt securities when sufficient tax-exempt municipal obligations are not available for purchase. The taxable securities in which the Fund may invest include: U.S. Government securities, instruments of U.S. commercial banks or savings and loan institutions which have total assets of $1 billion or more as shown on the last published financial statements at the time of investment, and repurchase agreements involving any of such securities.

There are no restrictions on the average maturity of the Fund or, on the maturity of any single investment. Maturities may vary widely depending on the Sub-Adviser's assessment of interest rate trends and other economic or market factors. The Fund may purchase the following types of municipal obligations, but only if such securities, at the time of purchase, either have the requisite rating, or are of comparable quality if unrated: (i) municipal bonds rated investment grade (for example, rated at least BBB by Standard & Poor's Rating Group or Baa by Moody's Investor Services) or have an equivalent rating by a nationally recognized statistical rating organization, or of comparable quality if unrated; (ii) municipal notes receiving the highest rating by such a rating agency; and (iii) tax-exempt commerical paper receiving the highest rating by such a rating agency.

The Fund may invest in variable and floating rate obligations, may purchase securities on a "when-issued" basis, and reserves the right to engage in transactions involving standby commitments. The Fund may also purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the long-term bond or commercial paper ratings stated above. The Fund will not invest more than 15% of its net assets in illiquid securities. The Fund may engage in swap agreements.

Not more than 25% of the Fund's total assets will be invested in either (i) municipal obligations whose issuers are located in the same state or (ii) municipal obligations the interest on which is derived from revenues of similar type projects. The second restriction does not apply to municipal obligations in any of the following categories: public housing authorities; general obligations or states and localities; state and local housing finance authorities; or municipal utilities systems.

In choosing instruments for the Fund, the Sub-Adviser identifies interest rate trends and then sets a target duration and creates the portfolio around such target. The Sub-Adviser analyzes sectors of the municipal bond market to determine the appropriate weighting of such sectors. Individual issues that meet duration and sector criteria are selected on the basis of yield, quality and marketability.

--------------------------------------------------------------------------------

RISKS
[GRAPHIC]

You could lose money on an investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The Fund may be affected by the following risks, among others:

Price Volatility -- Debt securities face market, issuer and other risks, and their values may go up and down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer.

Changes in Interest Rates -- the value of the Fund's investments may fall when interest rates rise. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

Spread Risk -- the price of a fixed income security is generally determined by adding an interest rate spread to a benchmark interest rate, such as the U.S. Treasury rate. As the spread on a security widens (or increases), the price (or value) of the security falls.

Default Risk -- an issuer of a security may default on its obligation to pay principal and/or interest.

Credit Risk -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. The Fund is subject to less credit risk than other income funds because it principally invests in debt securities issued or guaranteed by states, territories and possessions of the United States and the District of Columbia or their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities.

Prepayment Risk -- the Fund may invest in mortgage related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.

Risk of Municipal Obligations -- there could by economic, business or political developments which might affect all municipal obligations of a similar type. To the extent that a significant portion of the Fund's assets are invested in municipal obligations payable from revenue or similar projects, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the Fund's assets were not so invested.


8    ING Pilgrim National Tax-Exempt Bond Fund

                                      ING PILGRIM NATIONAL TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------


HOW THE FUND HAS PERFORMED
[GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)


  1991    1992    1993     1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----     ----    ----    ----    ----    ----    ----    ----



Best and worst quarterly performance during this period:

    quarter 19  :     %
    quarter 19  :     %

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance.

Average Annual Total Returns
                                                             Lehman Bros.
                               Class     Class     Class      Aggregate
                                A(2)      B(3)      C(4)       Index(5)
                              -------   -------   -------   -------------
One year, ended
December 31, 2000       %       --        --        --           --

Since inception(6)      %       --        --        --           --

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2)  Reflects deduction of sales charge of 5.75%
(3) Reflects deduction of deferred sales charge of 5% and 4%, respectively, for 1 year and since inception returns.
(4)  Reflects deduction of deferred sales charge of 1% for the 1 year return.
(5)  The Lehman Bros. Aggregate Index is a widely recognized, unmanaged index of
     publicly   issued  fixed  rate  U.S.   government  and   investment   grade
     mortgage-backed and corporated debt securities.
(6)  Classes A, B and C commenced operations on December 31, 1999.


                                                                       [GRAPHIC]
                          If you have any questions, please call 1-800-992-0180.

                                  ING Pilgrim National Tax-Exempt Bond Fund    9

------
Income
Funds
------

                                             Adviser
                                             ING Mutual Funds Management Co. LLC
                                             Sub-Adviser
ING PILGRIM INTERMEDIATE BOND FUND           ING Investment Management LLC
--------------------------------------------------------------------------------


OBJECTIVE
[GRAPHIC]

The Fund seeks to provide investors with a high level of current income consistent with the preservation of capital and liquidity.

INVESTMENT STRATEGY
[GRAPHIC]

Under normal market conditions, the Fund will operate as a diversifed fund and invest at least 65% of its total assets in a portfolio of debt securities which, at the time of investment, are rated investment grade (for example, rated at least BBB by Standard & Poor's Rating Group or Baa by Moody's Investor Services) or have an equivalent rating by a nationally recognized statistical rating organization, or of comparable quality if unrated. Although the Fund may invest a portion of its assets in high yield (high risk) debt securities rated below investment grade, the Fund will seek to maintain a minimum average portfolio quality rating of at least investment grade. The dollar-weighted average maturity of the Fund will generally range between three and ten years.

The Fund may invest the remainder of its assets in: convertible securities and preferred stocks, U.S. Government securities, securities of foreign governments and supranational organizations, and high-quality money market instruments that the Sub-Adviser believes are appropriate in light of the Fund's investment objective; municipal bonds, notes and commercial paper; and debt securities of foreign issuers. The Fund may purchase structured debt obligations and may engage in dollar roll transactions and swap agreements. The Fund may also sell securities short and may use options and futures contracts involving securities, securities indices and interest rates. A portion of the Fund's assets may be invested in mortgage-backed securities and asset-backed debt securities.

In choosing investments for the Fund, the Sub-Adviser employs a highly disciplined, five-step investment process which uses fundamental economic and market research to identify bond market sectors and individual securities expected to provided above-average returns. The five steps are:

* First, the Sub-Adviser examines the sensitivity to interest rate movements of the portfolio and of the specific holdings of the portfolio to position the Fund in a way that attempts to maximize return while minimizing volatility.

* Second, the Sub-Adviser reviews yields relative to maturity and risk of bonds to determine the risk/reward characteristics of bonds of different maturity classes.

* Third, the Sub-Adviser identifies sectors that offer attractive value relative to other sectors.

* Fourth, the Sub-Adviser selects securities within identified sectors that offer attractive value relative to other securities within their sectors.

* Finally, the Sub-Adviser seeks trading opportunities to take advantage of market inefficiencies to purchase bonds at prices below their calculated value.

--------------------------------------------------------------------------------

RISKS
[GRAPHIC]

You could lose money on an investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may be affected by the following risks, among others:

Price Volatility -- Debt securities face market, issuer and other risks, and their values may go up and down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer.

Changes in Interest Rate -- the value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

Spread Risk -- the price of a fixed income security is generally determined by adding an interest rate spread to a benchmark interest rate, such as the U.S. Treasury rate. As the spread on a security widens (or increases), the price (or value) of the security falls.

Default Risk -- an issuer of a security may default on its obligation to pay principal and/or interest.

Credit Risk -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. This Fund may be subject to more credit risk than other income funds, because it may invest in high yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments.

Prepayment Risk -- the Fund may invest in mortgage related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.

Extension Risk -- slower than expected principal payments on a mortgage-backed or asset-backed security may extend such security's life, thereby locking in a below-market interest rate, increasing the security's duration and reducing the value of the security.

Risks of High Yield Bonds -- high yield bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds. Changes in interest rates, the market's perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. Certain high yield bonds, such as zero coupon, deferred interest and payment-in-kind bonds, are issued at deep discounts and may experience greater volatility in market value. The secondary market for high yield bonds may be less liquid than the markets for higher quality securities and this may have an adverse effect on the maket values of certain securities.

Risks of Using Derivatives -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivatives instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.


10   ING Pilgrim Intermediate Bond Fund

                                              ING PILGRIM INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------


HOW THE FUND HAS PERFORMED
[GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)


  1991    1992    1993     1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----     ----    ----    ----    ----    ----    ----    ----
                                                                  -0.94


Best and worst quarterly performance during this period:

    quarter     :     %
    quarter     :     %

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- Lehman Bros. Aggregate Index(5)

Average Annual Total Returns(5)
                                                                   Lehman Bros.
                                                                    Aggregate
                         Class A(2)    Class B(3)    Class C(4)      Index(5)
                         ----------   -----------   -----------    ------------
One year ended
December 31, 2000    %      --            --            --             --

Since inception(6)   %      --            --            --             --

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2)  Reflects deduction of sales charge of 5.75%.
(3) Reflects deduction of deferred sales charge of 5% and 3%, respectively, for 1 year and since inception returns.
(4)  Reflects deduction of a deferred sales charge of 1% for the 1 year return.
(5)  The Lehman Bros. Aggregate Index is a widely recognized, unmanaged index of
     publicly   issued   fixed-rate  U.S.   govern-ment  and  investment   grade
     mortgage-backed and corporate debt securities.
(6)  Classes A, B and C commenced operations on December 15, 1998.


                                                                       [GRAPHIC]
                          If you have any questions, please call 1-800-992-0180.

                                         ING Pilgrim Intermediate Bond Fund   11

------
Income
Funds
------

                                                   Adviser
ING PILGRIM STRATEGIC INCOME FUND                  ING Pilgrim Investments, Inc.
--------------------------------------------------------------------------------


OBJECTIVE
[GRAPHIC]


The Fund seeks maximum total return.

INVESTMENT STRATEGY
[GRAPHIC]

Under normal conditions, the Fund invests at least 60% of its total assets in debt securities issued by U.S. and foreign corporations, U.S. and foreign governments, and their agencies and instrumentalities that are rated in one of the top four categories by a nationally recognized statistical rating agency, or of comparable quality if unrated. These securities include bonds, notes, mortgage-backed and asset-backed securities with rates that are fixed, variable or floating. The Fund may invest up to 40% of its total assets in high yield debt securities, commonly known as "junk bonds." There is no minimum credit rating for high yield debt securities in which the Fund may invest. The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.


The Fund may invest in debt securities of any maturity; however, the average portfolio duration of the Fund will generally range from two to eight years. The Fund may invest up to 30% of its total assets in securities payable in foreign currencies. The Fund may invest up to 10% of its assets in other investment companies that invest in secured floating rate loans, including up to 5% of its assets in Pilgrim Prime Rate Trust, a closed-end investment company. The Fund may also use options, futures contracts and interest rate and currency swaps as hedging techniques. The Fund does not invest in interest-only or principal-only stripped mortgage-backed securities.


--------------------------------------------------------------------------------

RISKS
[GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Changes in Interest Rates -- the value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

Credit Risk -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. This Fund may be subject to more credit risk than the other income funds, because it may invest in high yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments.

Prepayment Risk -- the Fund may invest in mortgage-related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.

Inability to Sell Securities -- high yield securities may be less liquid than higher quality investments. A security in the lowest rating categories, that is unrated, or whose credit rating has been lowered may be particularly difficult to sell. Foreign securities and mortgage-related and asset-backed debt securities may be less liquid than other debt securities. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

Risks of Using Derivatives -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivatives instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

Other Investment Companies -- because the Fund invests in other investment companies you may indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.

12   ING Pilgrim Strategic Income Fund

                                               ING PILGRIM STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED
[GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.


Year by Year Total Returns (%)(1)(2)


  1991    1992    1993     1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----     ----    ----    ----    ----    ----    ----    ----
                                                                  -1.16


Best and worst quarterly performance during this period:

   quarter     :     %
   quarter     :     %


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Aggregate Bond Index.


Average Annual Total Returns
                                                                  Lehman
                                                                 Aggregate
                                    Class     Class     Class       Bond
                                     A(3)     B (4)     C (5)     Index(6)
                                   -------   -------   -------   ----------
One year, ended
December 31, 2000           %

Since inception of
Classes A, B, and C (7)     %

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2)  Prior to May 24, 1999, a different adviser managed the Fund.

(3)  Reflects deduction of sales charge of 4.75%.

(4) Reflects deduction of a deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(5)  Reflects deduction of a deferred sales charge of 1% for the 1 year return.
(6) The Lehman Aggregate Bond Index is an unmanaged index that measures the performance of fixed income securities that are similar, but not identical, to those in the Fund's portfolio.
(7)  Classes A, B and C commenced operations on July 27, 1998.

                                                                       [GRAPHIC]
                          If you have any questions, please call 1-800-992-0180.

                                         ING Pilgrim Strategic Income Fund    13

------
Income
Funds
------

                                                   Adviser
ING PILGRIM HIGH YIELD FUND                        ING Pilgrim Investments, Inc.
--------------------------------------------------------------------------------


OBJECTIVE
[GRAPHIC]


The Fund seeks a high level of current income, with capital appreciation as a secondary objective.

INVESTMENT STRATEGY
[GRAPHIC]

The Fund normally invests at least 65% of its assets in high yield debt securities, including preferred stock and convertible securities, that do not in the opinion of the adviser involve undue risk relative to their expected return. High yield securities, which are commonly known as "junk bonds," are securities that are rated below investment grade, i.e., rated lower than Baa by Moody's Investors Service, Inc. or BBB by Standard and Poor's, or of comparable quality if not rated. Generally, the Fund will invest in securities rated lower than B by Moody's or S&P only when the adviser believes the financial condition of the issuer or other available protections reduce the risk to the Fund or that there is greater value in the securities than is reflected in their prevailing market price. There is no minimum credit rating for high yield securities in which the Fund may invest. The Fund may invest in debt securities of any maturity. In selecting securities for the Fund, preservation of capital is a consideration.

The remainder of the Fund's assets may be invested in common stocks, investment grade preferred stocks, investment grade debt obligations of all types, U.S. Government securities, warrants, money market instruments (including repurchase agreements on U.S. Government securities), mortgage-related securities and participation interests and assignments in floating rate loans and notes. The Fund may also invest up to 10% of its assets in foreign debt securities of any rating. The Fund may invest in financial futures and related options to attempt to hedge risk, although the Fund has not invested in such instruments since Pilgrim Investments, Inc. became the adviser in 1995 through the date of this prospectus.

In selecting equity securities, the portfolio managers use a "bottom-up" analysis that focuses on individual companies and assesses the company's valuation, financial condition, management, competitiveness, and other factors.

Differences Between the Fund and High Yield Fund II -- While both Funds invest primarily in high yield securities, the High Yield Fund normally emphasizes bonds with stronger credit ratings in the high yield bond universe. Thus, of the two Funds, High Yield Fund II normally presents the potential for higher income, but with potentially higher credit risk and volatility.

--------------------------------------------------------------------------------

RISKS
[GRAPHIC]

The Fund is subject to risks associated with investing in lower rated debt securities. You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Credit Risk -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This Fund may be subject to more credit risk than other income mutual funds because it invests in high yield (or "junk bond") debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments. This is especially true during periods of economic uncertainty or economic downturns. The Fund is also subject to credit risk through its investment in floating rate loans.

Changes in Interest Rates -- the value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

Prepayment Risk -- the Fund may invest in mortgage-related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.

Inability to Sell Securities -- high yield securities may be less liquid than higher quality investments. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial. A security whose credit rating has been lowered may be particularly difficult to sell.

Risks of Using Derivatives -- derivatives are subject to the risk of changes in the market price of the security, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

Price Volatility -- Equity securities face market, issuer and other risks, and their values may go up and down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer.

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks, securities depositories or exchanges than those in the U.S., and foreign controls on investment.

14   ING Pilgrim High Yield Fund

                                                     ING PILGRIM HIGH YIELD FUND
--------------------------------------------------------------------------------

HOW THEFUND HAS PERFORMED
[GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)

  1991    1992    1993     1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----     ----    ----    ----    ----    ----    ----    ----
 29.44   16.19   18.52    -1.55   17.71   15.76   14.98   -2.96   -1.14


Best and worst quarterly performance during this period:

   quarter     :     %
   quarter     :     %


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Brothers High Yield Bond Index.


Average Annual Total Returns
                                                                        Lehman
                                                                      High Yield
                             Class     Class      Class      Class       Bond
                              A(2)      B(3)       C(4)       M(5)     Index(6)
                            -------   -------   ---------   -------   ----------
One year, ended
December 31, 2000      %                             --

Five years, ended
December 31, 2000      %                N/A         N/A       N/A

Ten years, ended
December 31, 2000      %                N/A         N/A       N/A

Since inception of
Classes B and M(7)     %      N/A                   N/A

Since inception of
Class C(8)             %      N/A       N/A          --       N/A         --


----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2)  Reflects deduction of sales charge of 4.75%.
(3) Reflects deduction of deferred sales charge of 5%, 2% and 1%, respectively for 1 year, 5 year and since inception returns.
(4)  Reflects deduction of a deferred sales charge of 1% for the 1 year return.

(5)  Reflects deduction of a sales charge of 3.25%.
(6) The Lehman Brothers High Yield Bond Index is an unmanaged index that measures the performance of fixed-income securities that are similar, but not identical, to those in the Fund's portfolio.
(7)  Classes B and M commenced operations on July 17, 1995.

(8)  Class C commenced operations on .


                                                                       [GRAPHIC]
                          If you have any questions, please call 1-800-992-0180.

                                                ING Pilgrim High Yield Fund   15

------
Income
Funds
------

                                                   Adviser
ING PILGRIM HIGH YIELD FUND II                     ING Pilgrim Investments, Inc.
--------------------------------------------------------------------------------


OBJECTIVE
[GRAPHIC]


The Fund seeks a high level of current income and capital growth.

INVESTMENT STRATEGY
[GRAPHIC]

Under normal conditions, the Fund invests at least 65% of its total assets in high yield, lower rated debt securities, which are commonly referred to as "junk bonds," and convertible securities rated below investment grade (i.e., lower than the four highest rating categories) by a nationally recognized statistical rating agency, or of comparable quality if unrated. There is no limit on either the portfolio maturity or the acceptable rating of securities bought by the Fund. Securities may bear rates that are fixed, variable or floating. The Fund may invest up to 35% of its total assets in equity securities of U.S. and foreign companies, including securities of companies in emerging markets. In selecting equity securities, the portfolio managers use a "bottom-up" analysis that focuses on individual companies and assesses the company's valuation, financial condition, management, competitiveness, and other factors.

The Fund is not restricted to investments in companies of any particular size, but currently intends to invest principally in companies with market capitalization above $100 million at the time of purchase. The Fund may also use options, futures contracts and interest rate and currency swaps as hedging techniques or to help seek the Fund's investment objectives.

Differences Between the Fund and High Yield Fund

While both Funds invest primarily in high yield securities, the High Yield Fund normally emphasizes bonds with stronger credit ratings in the high yield bond universe. Thus, of the two Funds, High Yield Fund II normally presents the potential for higher income, but with potentially higher credit risk and volatility.

--------------------------------------------------------------------------------

RISKS
[GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Credit Risk -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This Fund may be subject to more credit risk than other income mutual funds because it invests in high yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments. This is especially true during periods of economic uncertainty or economic downturns.

Changes in Interest Rates -- the value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long term maturities. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

Prepayment Risk -- the Fund may invest in mortgage-related securities, which can be paid off early if the owners of the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.

Inability to Sell Securities -- high yield securities may be less liquid than higher quality investments. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund. A security in the lowest rating categories, that is unrated, or whose credit rating has been lowered may be particularly difficult to sell. Valuing less liquid securities involves greater exercise of judgment and may be more subjective than valuing securities using market quotes.

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. Investments in emerging markets countries are generally riskier than other kinds of foreign investments, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

Risk of Using Derivatives -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

Price Volatility -- equity securities face market, issuer and other risks, and their values may go up and down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer.

16   ING Pilgrim High Yield Fund II

                                                  ING PILGRIM HIGH YIELD FUND II
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED
[GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.

Year by Year Total Returns (%)(1)(2)

  1991    1992    1993     1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----     ----    ----    ----    ----    ----    ----    ----
                                                  21.05    4.17    6.12


Best and worst quarterly performance during this period:

   quarter     :     %
   quarter     :     %


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the First Boston High Yield Index.


Average Annual Total Returns
                                                                         First
                                                                         Boston
                                                                          High
                                 Class     Class     Class     Class     Yield
                                  A(3)      B(4)      C(5)     T(6)     Index(7)
                                -------   -------   -------   -------   --------
One year, ended
December 31, 2000         %                                     --

Since inception of
Classes A, B and C(8)     %                                     N/A

Since inception
of Class T(8)             %      N/A       N/A       N/A        --


----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Prior to May 24, 1999 a different adviser managed the Fund. The figure shown for the year 1999 provides performance for the Class A shares of the Fund. The figures shown for the years 1997 and 1998 provide performance for Institutional Class shares of the Fund, revised to reflect the higher expenses of Class A shares.

(3)  Reflects deduction of a sales charge of 4.75%.
(4) Reflects deduction of a deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.
(5)  Reflects deduction of a deferred sales charge of 1% for the 1 year return.
(6)  Reflects deduction of deferred sales charge of 4% for the 1 year return.

(7) The First Boston High Yield Index is an unmanaged index that measures the performance of fixed income securities similar, but not identical, to those in the Fund's portfolio.

(8) Classes A, B and C commenced operations on March 27, 1998. Class T commenced operations on January 4, 2000.


                                                                       [GRAPHIC]
                          If you have any questions, please call 1-800-992-0180.

                                             ING Pilgrim High Yield Fund II   17

------
Income
Funds
------

                                                   Adviser
ING PILGRIM HIGH TOTAL RETURN FUND                 ING Pilgrim Investments, Inc.
--------------------------------------------------------------------------------


OBJECTIVE
[GRAPHIC]


The Fund seeks high income and capital appreciation.

INVESTMENT STRATEGY
[GRAPHIC]

The Fund invests primarily in higher-yielding, lower-rated bonds (junk bonds) to achieve high current income with potential for capital growth.

Under normal market conditions, the Fund invests at least 65% of its total assets in high-yielding, lower-rated U.S. dollar-denominated debt securities of any maturity of U.S. and foreign issuers. It may also invest up to 35% of its total assets in securities denominated in foreign currencies. It may invest up to 50% of its assets in securities of foreign issuers, including 35% in emerging market debt. Most of the debt securities the Fund invests in are lower-rated and considered speculative, including bonds in the lowest rating categories and unrated bonds. It can invest up to 10%, and can hold up to 25%, of its assets in securities rated below Caa by Moody's or CCC by S&P. It also holds debt securities that pay fixed, floating or adjustable interest rates and may hold pay-in-kind securities and discount obligations, including zero coupon securities, and mortgage-related or asset-backed debt securities.

The Fund may also invest in equity or equity-related securities, such as common stock, preferred stock, convertible securities and rights and warrants attached to debt instruments.

In selecting equity securities, the portfolio managers use a "bottom-up" analysis that focuses on individual companies and assesses the company's valuation, financial condition, management, competitiveness, and other factors.


PENDING MERGER -- subject to shareholder approval, the Fund's Board of Trustees has approved the reorganization of the Fund into ING Pilgrim High Yield Fund II. You could therefore ultimately hold shares of that Fund.


--------------------------------------------------------------------------------

RISKS
[GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Changes in Interest Rates -- The Fund's performance is significantly affected by changes in interest rates. The value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with longer durations. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. The value of the Fund's high-yield and zero coupon securities are particularly sensitive to changes in interest rates.

Credit Risk -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This Fund is subject to more credit risk than many other income mutual funds, because it invests in high-yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments. This is especially true for bonds in the lowest rating category and unrated bonds, and during periods of economic uncertainty or economic downturns.

Prepayment Risk -- the Fund may invest in mortgage-related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.

Inability to Sell Securities -- high-yield securities may be less liquid than higher quality investments. Foreign securities and mortgage-related and asset-backed debt securities may be less liquid than other debt securities. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund. A security in the lowest rating categories, that is unrated, or whose credit rating has been lowered may be particularly difficult to sell. Valuing less liquid securities involves greater exercise of judgement and may be more subjective than valuing securities using market quotes.

Risk of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

The Fund may invest in midcap and smallcap companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification, and many are dependent on a few key managers.

18   ING Pilgrim High Total Return Fund

                                              ING PILGRIM HIGH TOTAL RETURN FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED
[GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)

  1991    1992    1993     1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----     ----    ----    ----    ----    ----    ----    ----
                          -8.57   21.17   15.70   11.44   -7.96   -13.23


Best and worst quarterly performance during this period:

   quarter     :     %
   quarter     :     %


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Brothers High Yield Bond Index.


Average Annual Total Returns

                                                                                         Lehman
                                                                                       High Yield
                                                                                          Bond
                                          Class A(2)     Class B(3)     Class C(4)      Index(5)
                                         ------------   ------------   ------------    ----------
One year, ended
December 31, 2000                  %

Five years, ended
December 31, 2000                  %

Since inception of Class A(6)      %                         N/A            N/A

Since inception of Class B(6)      %          N/A                           N/A

Since inception of Class C(6)      %          N/A            N/A


----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2)  Reflects deduction of sales charge of 4.75%.

(3) Reflects deduction of deferred sales charge of 5% and 2%, respectively, for 1 year and 5 year returns.

(4)  Reflects deduction of a deferred sales charge of 1% for the 1 year return.
(5) The Lehman Brothers High Yield Bond Index is an unmanaged index that measures the performance of fixed-income securities that are similar, but not identical, to those in the Fund's portfolio.

(6) Class A commenced operations on November 8, 1993. Classes B and C commenced operations on February 9, 1994 and March 21, 1994, respectively.


                                                                       [GRAPHIC]
                          If you have any questions, please call 1-800-992-0180.

                                         ING Pilgrim High Total Return Fund   19

------
Income
Funds
------

                                                   Adviser
                                                   ING Mutual Management Co. LLC
                                                   Sub-Adviser
ING PILGRIM HIGH YIELD BOND FUND                   ING Investment Management LLC
--------------------------------------------------------------------------------


OBJECTIVE
[GRAPHIC]

The Fund seeks to provide investors with a high level of current income and total return.

INVESTMENT STRATEGY
[GRAPHIC]

Under normal market conditions, the Fund will operate as a diversified fund and invest at least 65% of its total assets in a portfolio of high yield (high risk) bonds. High yield bonds are debt securities that are not rated by a nationally recognized statistical rating organization or are rated below investment grade (for example, rated below BBB by Standard & Poor's Rating Group or Baa by Moody's Investor Services) or have an equivalent rating by a nationally recognized statistical rating organization. The Fund defines high yield bonds to include: bank loans; payment-in-kind securities; fixed, variable, floating rate and deferred interest debt obligations; zero coupon bonds; mortgage-backed and asset-backed debt obligations; structured debt obligations; and convertible bonds, provided they are unrated or rated below investment grade. In evaluating the quality of a particular high yield bond for investment by the Fund, the Sub-Adviser does not rely exclusively on ratings assigned by the nationally recognized statistical rating organizations. The Sub-Adviser will utilize a security's credit rating as simply one indication of an issuer's creditworthiness and will principally rely upon its own analysis of any security. However, the Sub-Adviser does not have restrictions on the rating level of the securities in the Fund's portfolio and may purchase and hold securities in default. There are no restrictions on the average maturity of the Fund or the maturity of any single investment. Maturities may vary widely depending on the Sub-Adviser's assessment of interest rate trends and other economic or market factors.

Any remaining assets may be invested in investment grade debt securities; common and preferred stocks; U.S. Government securities and money market instruments that the Sub-Adviser believes are appropriate in light of the Fund's investment objectives; and debt securities of foreign issuers. The Fund may purchase structured debt obligations and may engage in dollar roll transactions and swap agreements. The Fund may also use options and futures contracts involving securities, securities indices and interest rates.

The Fund will not purchase any common stocks if, after such purchase, more than 20% of the value of its total assets would be invested in common stocks. The Fund will invest in common stocks in order to attempt to achieve either a combination of its primary and secondary objectives, in which case the common stocks will be dividend-paying, or to achieve its secondary objective, in which case the common stocks may not pay dividends.

In choosing investments for the Fund, the Sub-Adviser combines extensive company and industry research with relative value analysis to identify high yield bonds expected to provide above-average returns. Relative value analysis is intended to enhance returns by moving from overvalued to undervalued sectors of the bond market. The Sub-Adviser's team approach to decision making includes contributions from individual managers responsible for specific industry sectors.

--------------------------------------------------------------------------------

RISKS
[GRAPHIC]

You could lose money on an investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may be affected by the following risks, among others.

Price Volatility -- debt securities face market, issuer and other risks, and their values may go up and down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer.

Changes in Interest Rates -- the value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

Special Risk -- the price of a fixed income security is generally determined by adding an interest rate spread to a benchmark interest rate, such as the U.S. Treasury rate. As the spread on a security widens (or increases), the price (or value) of the security falls.

Default Risk -- an issuer of a security may default on its obligation to pay principal and/or interest.

Credit Risk -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. This Fund may be subject to more credit risk than other income funds, because it may invest in high yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments.

Prepayment Risk -- the Fund may invest in mortgage related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.

Extension Risk -- slower than expected principal payments on a mortgage-backed or asset-backed security may extend such security's life, thereby locking in a below-market interest rate, increasing the security's duration and reducing the value of the security.

Risk of High Yield Bonds -- high yield bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds. Changes in interest rates, the market's perception of the issuers, and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. Certain high yield bonds, such as zero coupon, deferred interest and payment-in-kind bonds, may be issued at deep discounts and may experience greater volatility in market value. The secondary market for high yield bonds may be less liquid than the markets for higher quality securities and this may have an adverse effect on the market values of certain securities.

Risks of Using Derivatives -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivatives instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

Risks of Equity Investments -- equity securities face market, issuer and other risks, and their values may go down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. Equities generally have higher volatility than debt securities.

20   ING Pilgrim High Yield Bond Fund

                                                ING PILGRIM HIGH YIELD BOND FUND
--------------------------------------------------------------------------------


HOW THE FUND HAS PERFORMED
[GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)


  1991    1992    1993     1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----     ----    ----    ----    ----    ----    ----    ----
                                                                   9.14


Best and worst quarterly performance during this period:

    quarter 19  :     %
    quarter 19  :     %

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- Lehman Bros. High Yield Index.



Average Annual Total Returns
                                                             Lehman
                                                              Bros.
                                                              High
                               Class     Class     Class      Yield
                                A(2)      B(3)      C(4)     Index(5)
                              -------   -------   -------   ---------
One year, ended
December 31, 2000       %       --        --        --         --

Since inception(6)      %       --        --        --         --

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2)  Reflects deduction of sales charge of 5.75%
(3) Reflects deduction of deferred sales charge of 5% and 3%, respectively, for 1 year and since inception returns..
(4)  Reflects deduction of deferred sales charge of 1% for the 1 year return.
(5) Lehman Bros. High Yield Index is a widely recognized unmanaged index of high yield debt securities.
(6)  Classes A, B and C commenced operations on December 15, 1998.


                                                                       [GRAPHIC]
                          If you have any questions, please call 1-800-992-0180.

                                           ING Pilgrim High Yield Bond Fund   21

------
Income
Funds
------

                                                   Adviser
ING PILGRIM HIGH TOTAL RETURN FUND II              ING Pilgrim Investments, Inc.
--------------------------------------------------------------------------------


OBJECTIVE
[GRAPHIC]


The Fund seeks high income and capital appreciation.

INVESTMENT STRATEGY
[GRAPHIC]

The Fund invests primarily in higher-yielding, lower-rated bonds (junk bonds) to achieve high current income with potential for capital growth.

Under normal market conditions, the Fund invests at least 65% of its total assets in high-yielding, lower-rated U.S. dollar-denominated debt securities of any maturity of U.S. and foreign issuers. It may also invest up to 35% of its total assets in securities denominated in foreign currencies. It may invest up to 50% of its assets in securities of foreign issuers, including 35% in emerging market debt. Most of the debt securities the Fund invests in are lower-rated and considered speculative, including bonds in the lowest rating categories and unrated bonds. It can invest up to 10%, and can hold up to 25%, of its assets in securities rated below Caa by Moody's or CCC by S&P. It also holds debt securities that pay fixed, floating or adjustable interest rates and may hold pay-in-kind securities and discount obligations, including zero coupon securities, and mortgage-related or asset-backed debt securities.

The Fund may also invest in equity or equity-related securities, such as common stock, preferred stock, convertible securities and rights and warrants attached to debt instruments. In selecting equity securities, the portfolio managers use a "bottom-up" analysis that focuses on individual companies and assesses the company's valuation, financial condition, management, competitiveness, and other factors.


PENDING MERGER -- subject to shareholder approval, the Fund's Board of Trustees has approved the reorganization of the Fund into ING Pilgrim High Yield Fund II. You could therefore ultimately hold shares of that Fund.


--------------------------------------------------------------------------------

RISKS
[GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Changes in Interest Rates -- The Fund's performance is significantly affected by changes in interest rates. The value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with longer maturities. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. The value of the Fund's high yield and zero coupon securities are particularly sensitive to changes in interest rates.

Credit Risk -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This Fund is subject to more credit risk than many other income mutual funds, because it invests in high-yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments. This is especially true for bonds in the lowest rating catergories and unrated bonds, and during periods of economic uncertainty or economic downturns.

Inability to Sell Securities -- high yield securities may be less liquid than higher quality investments. An unrated bond, a bond in the lowest rating catorgories, or a security whose credit rating has been lowered may be particularly difficult to sell. Foreign securities and mortgage-related and asset-backed debt securities may be less liquid than other debt securities. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Prepayment Risk -- the Fund may invest in mortgage-related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.

Risk of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

22   ING Pilgrim High Total Return Fund II

                                           ING PILGRIM HIGH TOTAL RETURN FUND II
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED
[GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)

  1991    1992    1993     1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----     ----    ----    ----    ----    ----    ----    ----
                                                          -2.93   -13.86


Best and worst quarterly performance during this period:

   quarter     :     %
   quarter     :     %


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Brothers High Yield Bond Index.


Average Annual Total Returns
                                                                       Lehman
                                                                     High Yield
                                                                        Bond
                              Class A(2)   Class B(3)   Class C(4)    Index(5)
                              ----------   ----------   ----------   ----------
One year, ended
December 31, 2000       %

Since inception(6)      %


----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2)  Reflects deduction of sales charge of 4.75%.
(3) Reflects deduction of deferred sales charge of 5% and 3%, respectively, for 1 year and since inception returns.
(4)  Reflects deduction of a deferred sales charge of 1% for the 1 year return.
(5) The Lehman Brothers High Yield Bond Index is an unmanaged index that measures the performance of fixed-income securities that are similar, but not identical, to those in the Fund's portfolio.
(6)  The Fund commenced operations on January 31, 1997.

                                                                       [GRAPHIC]
                          If you have any questions, please call 1-800-992-0180.

                                      ING Pilgrim High Total Return Fund II   23

------
Income
Funds
------

                                                   Adviser
PILGRIM MONEY MARKET FUND                          ING Pilgrim Investments, Inc.
--------------------------------------------------------------------------------


OBJECTIVE
[GRAPHIC]

The Fund seeks to provide as high a level of current income as is consistent with the preservation of capital and liquidity.

INVESTMENT STRATEGY
[GRAPHIC]

The Fund invests all of its assets in Class A shares of the Primary Institutional Fund, a series of Reserve Institutional Trust, a registered open-end management investment company, rather than directly in a portfolio of securities.In turn, the Primary Institutional Fund seeks to provide as high a level of current income as is consistent with the preservation of capital and liquidity. This structure is different from that of other Pilgrim Funds and many other investment companies, which directly acquire and manage their own portfolio of securities.

The Primary Institutional Fund seeks to achieve its investment objective by investing in instruments issued by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities "); high quality deposit-type obligations, such as negotiable certificates of deposit and time deposits, bankers' acceptances and letters of credit of domestic, foreign banks and foreign branches of foreign banks, savings and loan associations and savings banks; other short-term instruments of similar quality; and instruments fully collateralized by such obligations. The dollar weighted average portfolio maturity of the Fund will not exceed 90 days.

The Primary Institutional Fund may invest in obligations of U.S.banking institutions that are insured by the Federal Deposit Insurance Corporation. The Primary Institutional Fund may also invest in obligations of foreign branches of both U.S. banks and foreign banks (Eurodollars). Investment in foreign banks will be limited to those located in Australia, Canada, Western Europe and Japan and which, at the time of investment, have more than $25 billion (or the equivalent in other currencies) in total assets and which, in the opinion of the Primary Institutional Fund's investment adviser, are of comparable quality to the obligations of U.S. banks which may be purchased by the Primary Institutional Fund. The Primary Institutional Fund may also invest in municipal obligations, the interest on which is not exempt from federal income taxation.

The Primary Institutional Fund may also engage in repurchase agreements and periodically lend securities on a short-term basis to banks, brokers and dealers (but not individuals) and receive as collateral cash or securities issued by the U.S. Government or its agencies or instrumentalities (or any combination thereof). The value of the securities loaned cannot exceed 25% of the Primary Institutional Fund's total assets.

The Primary Institutional Fund may invest, without limitation, in U.S. Government Securities and in instruments secured or collateralized by U.S. Government Securities. The Primary Institutional Fund will not invest more than 10% of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven (7) days after notice and will not concentrate more than 25% of its total assets in securities of issuers in a single industry, except that it may invest more than 25% of its assets in bank obligations. In addition, the Primary Institutional Fund will not invest more than 5% of its assets in the securities of any single issuer (except U.S. Government Securities or repurchase agreements). The Primary Institutional Fund may borrow money for extraordinary or emergency purposes but not in an amount exceeding 5% of its total assets.

The Primary Institutional Fund uses the amortized cost method of valuation to help the Fund maintain a stable $1.00 share price. Of course, there is no guarantee that the Fund will be able to maintain a $1.00 share price.

Since the Fund invests substantially all of its assets in another investment company, the fund could be considered a feeder fund in an arrangement resembling a master/feeder structure.

Investment of the Fund's assets in the Class A shares of the Primary Institutional Fund is not a fundamental policy of the Fund and a shareholder vote is not required for the Fund to withdraw its investment in the Primary Institutional Fund.

--------------------------------------------------------------------------------

RISKS
[GRAPHIC]

The Fund is subject to the risks associated with investing in debt securities.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund may be affected by these other risks by virtue of its investment in the Primary Institutional Fund:

Changes in Interest Rates -- money market funds like the Fund are subject to less interest rate risk than other income funds because they invest in debt securities with a remaining maturity not greater than 397 days. Still, the value of the Fund 's investment may fall when interest rates rise.

Credit Risk -- money market funds like the Fund are subject to less credit risk than other income funds because they invest in short-term debt securities of the highest quality. Still, the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.

U.S.Government Securities -- some U.S. Government agency securities may be subject to varying degrees of credit risk, and all U.S. Government Securities may be subject to price declines in the securities due to changing interest rates. If an obligation, such as obligations issued by the Federal National Mortgage Association, the Student Loan Marketing Association, the Federal Home Loan Bank and the Federal Home Loan Mortgage Corporation is supported only by the credit of the agency or instrumentality issuing the obligation, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Securities directly supported by the full faith and credit of the United States have less credit risk.

Risk of Concentration in Banking Obligations -- the risks of concentrating in investments in the banking industry include credit risk, interest rate risks,and regulatory risk (the impact of state or federal legislation and regulations).

Because the Fund invests all of its assets in another registered management investment, company, the Fund and its shareholders will bear the investment advisory fees and expenses of the Fund and the other registered management investment company in which it invests with the result that the Fund's expenses may be higher than those of other money market funds which invest directly in money market instruments. The Fund is also designed for investors who desire a short-term investment and may not be appropriate for those investors desiring a long-term investment.


24   Pilgrim Money Market Fund

                                                       PILGRIM MONEY MARKET FUND
--------------------------------------------------------------------------------


HOW THE FUND HAS PERFORMED
[GRAPHIC]

The bar chart and table below show the Fund's annual returns and long term performance and illustrate the availability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some inidication of the risk of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)

  1991    1992    1993     1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----     ----    ----    ----    ----    ----    ----    ----
                                                                   4.64

Best and worst quarterly performance during this period:

Quarter:             %

Quarter:             %

The following performance table discloses the Fund average annual return as of December 31, 2000 for each class of shares.

Average Annual Total Return(1)

                              Class A     Class B(3)   Class C(4)
                              --------    ---------    ----------
One year               %

Since inception(2)     %

The Fund's seven-day yields as of December 31, 2000 for the Class A, B and C shares were %, % and %, respectively. The "seven-day yield" is an annual figure -- the amount you would earn if you kept your investment in the Fund and the Fund continued to earn the same net interest income throughout the year.

The Fund's seven-day effective yields as of December 31, 2000 for the Class A, B and C shares were %, % and %, respectively. The "seven-day effective yield" (also an annualized figure) assumes that dividends are reinvested and compounded.

----------
(1) Total returns reflect the deduction of the applicable contingent defined sales load.
(2)  The Fund commenced operations on July 12, 1999.
(3) Reflects deduction of deferred sales change of 5% and 4%, respectively, for 1 year and since inception returns.
(4)  Reflects deduction of a deferred sales charge of 1% for the 1 year return.


                                                                       [GRAPHIC]
                          If you have any questions, please call 1-800-992-0180.

                                                  Pilgrim Money Market Fund   25

------
Income
Funds
------

                                             Adviser
                                             ING Mutual Funds Management Co. LLC
                                             Sub-Adviser
ING MONEY MARKET FUND                        ING Investment Management LLC
--------------------------------------------------------------------------------


OBJECTIVE
[GRAPHIC]

The Fund seeks to provide investors with a high level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 net asset value per share.

INVESTMENT STRATEGY
[GRAPHIC]

The Fund will operate as a diversified fund and invest in a portfolio of high-quality. U.S. dollar denominated short-term debt obligations which are determined by the Sub-Adviser to present minimal credit risks.

Portfolio investments of the Fund are value based on the amortized cost valuation method pursuant to Rule 2a-7 under the Investment Company Act of 1940. Obligations in which the Fund invests generally have remaining maturities of 397 days or less, although upon satisfying certain conditions of Rule 2a-7, the Fund may, to the extent otherwise permissible, invest in instruments subject to repurchase agreements and certain variable and floating rate obligations that bear longer final maturities. The dollar-weighted average portfolio maturity of the Fund will not exceed 90 days.

The Fund will invest in obligations permitted to be purchased under Rule 2a-7 including, but not limited to, (i) U.S. Government securities and obligations of its agencies or instrumentalities; (ii) commercial paper, mortgage-backed and asset-backed securities, guaranteed investment contracts, loan participation interests, medium term notes, and other promissory notes, including floating and variable rate obligations; and (iii) the following domestic, Yankeedollar and Eurodollar obligations; certificates of deposit, time deposits, bankers acceptances, commercial paper, and other promissory notes, including floating and variable rate obligations issued by U.S. or foreign bank holding companies and their bank subsidiaries, branches and agencies. The Fund may invest more than 25% of its total assets in instruments issued by domestic banks.

The Fund may purchase securities on a "when-issued" basis and purchase or sell them on a "forward commitment" basis. The Fund may also invest in variable rate master demand obligations, which are unsecured demand notes that permit the underlying indebtedness to vary, and provide for periodic adjustments in the interest rate. The Fund may enter into repurchase agreements.

In choosing investments for the Fund, the Sub-Adviser employs a highly disciplined, four step investment process designed to ensure preservation of capital and liquidity as well as adherence to regulatory requirements. The four-step are:

*    First, a formal list of high-quality issuers is actively maintained;

* Second, securities of issuers on the approved list which meet maturity guidelines and are rated "first tier" (that is, they are given the highest short-term rating by at least two nationally recognized statistical rating organizations, or by a single rating organization if a security is rated only by that organization, or are determined to be of comparable quality by the Sub-Adviser pursuant to guidelines approved by the Fund's Board of Trustees) are selected for investment;

* Third, diversification is continuously monitored to ensure that regulatory limits are not exceeded; and

* Finally, portfolio maturity decisions are made based upon expected cash flows, income opportunities available in the market and expectations of future interest rates.

--------------------------------------------------------------------------------

RISKS
[GRAPHIC]

The Fund is subject to the risks associated with investing in debt securities.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Changes in Interest Rates -- money market funds like the Fund are subject to less interest rate risk than other income funds because they invest in debt securities with a remaining maturity not greater than 397 days. Still, the value of the Fund's investment may fall when interest rates rise.

Credit Risk -- money market funds like the Fund are subject to less credit risk than other income funds because they invest in short-term debt securities of the highest quality. Still, the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.

U.S. Government Securities -- some U.S. Government agency securities may be subject to varying degrees of credit risk, and all U.S. Government Securities may be subject to price declines in the securities due to changing interest rates. If an obligation, such as obligations issued by the Federal National Mortgage Association, the Student Loan Marketing Association, the Federal Home Loan Bank and the Federal Home Loan Mortgage Corporation is supported only by the credit of the agency or instrumentality issuing the obligation, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Securities directly supported by the full faith and credit of the United States have less credit risk.

Risk of Concentration in Banking Obligations -- the risks of concentrating in investments in the banking industry include credit risk, interest rate risks, and regulatory risk (the impact of state or federal legislation and regulations).

26   ING Money Market Fund

                                                          ING MONEY MARKET FUND
--------------------------------------------------------------------------------


HOW THE FUND HAS PERFORMED
[GRAPHIC]

The bar chart and table below show the Fund's annual returns and long term performance and illustrate the availability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some inidication of the risk of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)

  1991    1992    1993     1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----     ----    ----    ----    ----    ----    ----    ----
                                                                   4.64

Best and worst quarterly performance during this period:

During the period shown in the bar chart, the best and worst quarterly performance were as follows:

Quarter:         %

Quarter:         %

The folllowing performance table discloses the Fund average annual return as of December 31, 1999 for each class of shares.

Average Annual Total Return(1)
                                                                iMoney Net, Inc.
                                                                   First Tier
                          Class A      Class B(3)  Class C(4)    Retail Index(5)
                          -------      -------     -------      ----------------
One year             %

Since inception(2)   %

The Fund's seven-day yields as of December 31, 2000 for the Class A, B and C shares were %, % and %, respectively. The "seven-day yield" is an annual figure -- the amount you would earn if you kept your investment in the Fund and the Fund continued to earn the same net interest income throughout the year.

The Fund's seven-day effective yields as of December 31, 2000 for the Class A, B and C shares were %, % and %, respectively. The "seven-day effective yield" (also an annualized figure) assumes that dividends are reinvested and compounded.

----------
(1) Total returns reflect the deduction of the applicable contingent defined sales load.
(2)  The Fund commenced operations on December 15, 1988.
(3) Reflects deduction of deferred sales charge of 5% and 3% respectively, for 1 year and since inception returns.
(4)  Reflects deduction of deferred sales charge of 1% for the one year return.
(5) The iMoney Net, Inc. First Tier Retail Index is a weekly report tracking the performance, assets, average maturities and portfolio composition of over 1,300 taxable and tax-free money market funds.



                                                                       [GRAPHIC]
                          If you have any questions, please call 1-800-992-0180.

                                                      ING Money Market Fund   27

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------


There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the Fund. The tables that follow show the fees and expenses for each of the ING Pilgrim Funds.

Fees You Pay Directly

                                                  Class A     Class B    Class C(1)   Class M(1)    Class T(2)
                                                  -------     -------    ----------   ----------    ----------
Maximum sales charge on your investment
 (as a % of offering price) %

Income Funds (except Pilgrim Money Market
 and ING Money Market)                             4.75(3)     none         none         3.25(3)       none

Pilgrim Money Market
  and ING Money Market                             none        none         none          N/A           N/A

Maximum deferred sales charge (as a % of purchase or sales price, whichever is less)

Income Funds (including Pilgrim Money Market
 and ING Money Market)                             none(4)     5.00(5)      1.00(6)      none          4.00(7)

----------
(1)  Not all Funds offer Classes C and M. Please see page 32.
(2) Class T shares are available only for certain exchanges or reinvestment of dividends. Please see page 32.
(3)  Reduced for purchases of $50,000 and over. Please see page 32.
(4) A contingent deferred sales charge of no more than 1% may be assessed on redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. Please see page 32.
(5) Imposed upon redemption within 6 years from purchase. The fee has scheduled reductions after the first year. Please see page 32.
(6)  Imposed upon redemption within 1 year from purchase.
(7) Imposed upon redemption within 4 years from purchase. The fee has scheduled reductions after the first year. Please see page 32.

Operating Expenses Paid Each Year by the Funds(1)
(as a % of average net assets)

Class A
                                                    Distribution                Total
                                                    and Service                 Fund      Fee Waiver
                                       Management      (12b-1)      Other     Operating       by         Net
Fund                                      Fee           Fees       Expenses    Expenses   Adviser(2)   Expenses
----                                      ---           ----       --------    --------   ----------   --------
Government Securities Income(3)   %       0.50          0.25         0.60        1.35          --        1.35
GNMA Income                       %       0.54          0.25           --          --          --          --
National Tax-Exempt Bond          %       0.50          0.35           --          --          --          --
Intermediate Bond                 %       0.50          0.35           --          --          --          --
Strategic Income                  %       0.45          0.35         1.84        2.64       -1.68        0.96
High Yield                        %       0.60          0.25         0.32        1.17       -0.12        1.05
High Yield II(3)                  %       0.60          0.35         0.42        1.37       -0.19        1.18
High Total Return(4)              %       0.60          0.30           --          --          --          --
High Yield Bond                   %       0.65          0.35
High Total Return II(4)           %       0.60          0.30           --          --          --          --
Pilgrim Money Market              %       0.25          0.25         1.78        2.28       -1.43        0.85
ING Money Market                  %       0.25          0.75           --          --          --          --

Class B(5)
                                                    Distribution                Total
                                                    and Service                 Fund      Fee Waiver
                                       Management      (12b-1)      Other     Operating       by         Net
Fund                                      Fee           Fees      Expenses(2)  Expenses   Adviser(2)   Expenses
----                                      ---           ----       --------    --------   ----------   --------
Government Securities Income(3)   %       0.50          1.00         0.60        2.10          --        2.10
GNMA Income                       %       0.54          1.00           --          --                      --
National Tax-Exempt Bond          %       0.50          1.00           --          --                      --
Intermediate Bond                 %       0.50          1.00           --          --                      --
Strategic Income                  %       0.45          0.75         1.84        3.04       -1.68        1.36
High Yield                        %       0.60          1.00         0.32        1.92       -0.12        1.80
High Yield II(3)                  %       0.60          1.00         0.42        2.02       -0.19        1.83
High Total Return(4)              %       0.60          1.00           --          --          --          --
High Yield Bond                   %       0.65          1.00
High Total Return II(4)           %       0.60          1.00           --          --          --          --
Pilgrim Money Market              %       0.25          1.00         1.78        3.03       -1.43        1.60
ING Money Market                  %       0.25          1.00           --          --          --          --


28   What You Pay to Invest

                                                         WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

 Operating Expenses Paid Each Year by the Funds(1)
(as a % of average net assets)

Class C(6)

                                                          Distribution                  Total
                                                           and Service                   Fund       Fee Waiver
                                           Management        (12b-1)       Other      Operating         by          Net
Fund                                           Fee            Fees        Expenses     Expenses     Adviser(2)    Expenses
----                                           ---            ----        --------     --------     ----------    --------
Government Securities Income(3)     %         0.50            1.00          0.60         2.10            --          2.10
GNMA Income                         %         0.54            1.00                        --             --           --
National Tax-Exempt Bond            %         0.50            1.00
Intermediate Bond                   %         0.50            1.00
Strategic Income                    %         0.45            0.75          1.84         3.04         -1.68          1.36
High Yield                          %         0.60            1.00          0.32         1.92         -0.12          1.80
High Yield II(3)                    %         0.60            1.00          0.42         2.02         -0.19          1.83
High Total Return(4)                %         0.60            1.00                        --             --            --
High Yield Bond                     %         0.65            1.00
High Total Return II(4)             %         0.60            1.00                        --             --            --
Pilgrim Money Market                %         0.25(8)         1.00          1.78(9)      3.03         -1.43          1.60
ING Money Market                    %         0.25            1.00           --           --             --             --


Class M
                                                          Distribution                  Total
                                                           and Service                   Fund       Fee Waiver
                                           Management        (12b-1)       Other      Operating         by          Net
Fund                                           Fee            Fees        Expenses     Expenses     Adviser(2)    Expenses
----                                           ---            ----        --------     --------     ----------    --------
Government Securities Income(3)     %         0.50            0.75          0.60         1.85            --         1.85
High Yield                          %         0.60            0.75          0.32         1.67         -0.12         1.55
GNMA Income                         %         0.54            0.75           --           --             --          --

Class T(7)
                                                          Distribution                  Total
                                                           and Service                   Fund       Fee Waiver
                                           Management        (12b-1)       Other      Operating         by          Net
Fund                                           Fee            Fees        Expenses     Expenses     Adviser(2)    Expenses
----                                           ---            ----        --------     --------     ----------    --------

Government Securities Income(3)     %          0.50           0.65          0.60         1.75            --         1.75
 High Yield II(3)                   %          0.60           0.65          0.42         1.67         -0.19         1.48
GNMA Income                         %          0.54           0.65

(1) These tables show the estimated operating expenses for each Fund by class as a ratio of expenses to average daily net assets. These estimates are based on each Fund's actual operating expenses for its most recent complete fiscal year and fee waivers to which the Advisers have agreed for each Fund except for GNMA Income Fund. For GNMA Income Fund, estimated operating expenses are based on estimated contractual operating expenses commencing with ING Pilgrim Investments' management of the Fund.
(2) ING Pilgrim Investments has entered into written expense limitation agreements with each Fund except Government Securities Income, High Total Return, and High Total Return II under which it will limit expenses of the Fund, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Pilgrim Investments within three years. The amount of each Fund's expenses waived or reimbursed during the last fiscal year by ING Pilgrim Investments or ING Mutual Funds Management Co. LLC is shown under the heading "Fee Waiver by Adviser". For each Fund except Government Securities Income Fund, the expense limit will continue through at least October 31, 2001. ING Pilgrim Investments has separately agreed to reimburse Government Securities Income Fund to the extent that total Fund operating expenses, excluding interest, taxes, brokerage commissions, extraordinary expenses, and distribution fees in excess of 0.25%, exceed 1.50% of the Fund's average daily net assets on the first $40 million in net assets and 1% of average daily net assets in excess of $40 million. The expense limit for Government Securities Income Fund will terminate only with termination of the advisory contract with ING Pilgrim Investments. Similarly, ING Mutual Funds Management Co. LLC has entered into written expense limitation agreements with National Tax-Exempt Bond, Intermediate Bond and High Yield Bond Funds. For each Fund, the expense limit will continue through at least February 28, 2001.
(3) Effective April 1, 2000, certain ING Pilgrim Funds merged with High Yield II and Government Securities Income Funds. It is expected that as a result of the mergers, operating expenses for High Yield II and Government Securities Income Funds will be lower than the operating expenses prior to the mergers.

(4) For the High Total Return Fund and High Total Return Fund II, the management fee shown reflects a fee waiver effective July 26, 2000. Absent the waiver, the management fees for the High Total Return Fund and High Total Return Fund II would be 0.71% and 0.75%, respectively.
(5) Because Class B shares are new for GNMA Income Fund, its expenses are estimated based on Class A expenses.

(6) Because Class C shares are new for Government Securities Income, GNMA Income and High Yield Funds, their expenses are estimated based on Class B expenses.

(7) Because Class T shares are new for High Yield II, GNMA Income and Government Securities Income Funds, their expenses are estimated based on Class A expenses.

(8) The Primary Institutional Fund charges a comprehensive annual management fee of 0.25% of average daily net assets for both advisory and ordinary operating expenses. Pursuant to its investment advisory agreement with the Fund, ING Pilgrim Investments, Inc. charges a maximum annual advisory fee equal to 0.50% of average daily net assets if the Fund does not invest substantially of all of its assets in another investment company. If the Fund invests substantially all of its assets in another investment company, ING Pilgrim Investments, Inc. does not charge an advisory fee. The Fund anticipates investing substantially all of its assets in another investment company.
(9) ING Pilgrim Investments, Inc. receives an annual administration fee equal to 0.25% of average daily net assets.
(10) Because Class M shares are now for GNMA Income Fund, its expenses are estimated based on Class A expenses.

[GRAPHIC]

                          If you have any questions, please call 1-800-992-0180.

                                                  What You Pay to Invest      29

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

Examples


The examples that follow are intended to help you compare the cost of investing in the ING Pilgrim Funds with the cost of investing in other mutual funds. Each example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

Class A
 Fund                                1 year     3 years     5 years     10 years
 ----                                ------     -------     -------     --------
Government Securities Income   $      606          882       1,179       2,022
GNMA Income                    $
National Tax-Exempt Bond       $
Intermediate Bond              $
Strategic Income               $      568        1,104       1,665       3,188
High Yield                     $      577          818       1,077       1,818
High Yield II                  $      590          870       1,172       2,027
High Total Return              $
High Yield Bond                $
High Total Return II           $
Pilgrim Money Market           $       87          575       1,090       2,504
ING Money Market               $       --           --          --          --


Class B
                                                 If you sell your shares                     If you don't sell your shares
                                       -------------------------------------------     -----------------------------------------
 Fund                                  1 year     3 years     5 years     10 years     1 year     3 years     5 years   10 years
 ----                                  ------     -------     -------     --------     ------     -------     -------   --------
Government Securities Income   $        713          958       1,329       2,240        213         658        1,129     2,240
GNMA Income                    $
National Tax-Exempt Bond       $
Intermediate Bond              $
Strategic Income               $        638        1,081       1,649       3,143        138         781        1,449     3,143
High Yield                     $        683          891       1,226       2,038        183         591        1,026     2,038
High Yield II                  $        686          915       1,271       2,166        186         615        1,071     2,166
High Total Return              $
High Yield Bond                $
High Total Return II           $
Pilgrim Money Market           $        663        1,102       1,666       3,068        163         802        1,466     3,068
ING Money Market               $         --           --          --          --         --          --           --        --


30 What You Pay to Invest

                                                         WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

Examples


Class C
                                                 If you sell your shares                     If you don't sell your shares
                                      ---------------------------------------------   -------------------------------------------
 Fund                                  1 year     3 years     5 years     10 years     1 year     3 years     5 years   10 years
 ----                                  ------     -------     -------     --------     ------     -------     -------   --------
Government Securities Income   $        313         658        1,129       2,431        213         658        1,129     2,431
GNMA Income                    $
National Tax-Exempt Bond       $
Intermediate Bond              $
Strategic Income               $        238         781        1,449       3,237        138         781        1,449     3,237
High Yield                     $        283         591        1,026       2,234        183         591        1,026     2,234
High Yield II                  $        286         615        1,071       2,333        186         615        1,071     2,333
High Total Return              $
High Yield Bond                $
High Total Return II           $
Pilgrim Money Market           $        263         802        1,466       3,245        163         802        1,466     3,245
ING Money Market               $         --          --           --          --         --          --           --        --

Class M
Fund                                   1 year     3 years     5 years     10 years
----                                   ------     -------     -------     --------
Government Securities Income   $        507        888        1,293        2,424
High Yield                     $        478        823        1,194        2,237
GNMA Income                    $

Class T
                                            If you sell your shares             If you don't sell your shares
                                    --------------------------------------- --------------------------------------
 Fund                                1 year   3 years   5 years   10 years   1 year   3 years   5 years   10 years
 ----                                ------   -------   -------   --------   ------   -------   -------   --------
Government Securities Income    $     578      751       949       1,957      178      551       949       1,957
High Yield II                   $     557      708       890       1,881      151      508       890       1,881
GNMA Income                     $


[GRAPHIC]

                          If you have any questions, please call 1-800-992-0180.

                                                   What You Pay to Invest     31

SHAREHOLDER
GUIDE                                                     CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------


ING PILGRIM PURCHASE OPTIONSTM


Depending upon the Fund, you may select from up to five separate classes of shares: Class A, Class B, Class C, Class M and Class T.

Class A

* Front-end sales charge, as described on the next page (except for Pilgrim Money Market and ING Money Market Funds).


*    Distribution and service (12b-1) fees of 0.25% to 0.35%.

Class B

*    No front-end sales charge; all your money goes to work for you right away.

*    Distribution  and service  (12b-1) fees of 1% (0.75% for  Strategic  Income
     Fund).

*    A contingent deferred sales charge, as described on the next page.

* Automatic conversion to Class A shares after eight years, thus reducing future annual expenses. Class B shares acquired initially through Funds that were part of the Nicholas-Applegate Mutual Funds at the time of purchase will convert after seven years from the date of original purchase.

Class C

*    No front-end sales charge; all your money goes to work for you right away.

*    Distribution  and service  (12b-1) fees of 1% (0.75% for  Strategic  Income
     Fund).

* A 1% contingent deferred sales charge on shares sold within one year of purchase.

* No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

Class M

*    Lower front-end sales charge than Class A, as described on the next page.

*    Distribution and service (12b-1) fees of 0.75%.

* No automatic conversion to Class A shares, so annual expenses continue at the Class M level throughout the life of your investment.

* Offered only by Government Securities Income Fund, GNMA Income Fund and High Yield Fund.


Class T

* No longer available for purchase, unless you are investing income earned on Class T shares or exchanging Class T Shares of another Fund.

*    Distribution and service (12b-1) fees of 0.65%.

*    A contingent deferred sales charge, as described in this section.

* Automatic conversion to Class A shares after 8 years, thus reducing future annual expenses.

* Offered only by Government Securities Income Fund, GNMA Income Fund and High Yield Fund II.


When choosing between classes, you should carefully consider the ongoing annual expenses along with the initial sales charge or the contingent deferred sales charge. The relative impact of the initial sales charges and ongoing annual expenses will depend on the length of time a share is held. Higher distribution fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A or Class M shares. Orders for Class B shares and Class M shares in excess of $250,000 and $1,000,000, respectively, will be accepted as orders for Class A shares or declined. You should discuss which Class of shares is right for you with your investment professional.

Distribution and Shareholder Service Fees

To pay for the cost of promoting the Funds and servicing your shareholder account, each class of each Fund has adopted a Rule 12b-1 plan which requires fees to be paid out of the assets of each class. Over time the fees will increase your cost of investing and may exceed the cost of paying other types of sales charges.

32 Shareholder Guide

                                                                     SHAREHOLDER
CHOOSING A SHARE CLASS                                                     GUIDE
--------------------------------------------------------------------------------

SALES CHARGE CALCULATION

Class A(1)

Class A shares of the Funds are sold subject to the following sales charge:

                                  Income Funds
                            ------------------------
                              As a %
                             of the       As a % of
                            offering         net
Your Investment               price      asset value
---------------               -----      -----------
 Less than $50,000            4.75          4.99
 $50,000 - $99,999            4.50          4.71
 $100,000 - $249,999          3.50          3.63
 $250,000 - $499,999          2.50          2.56
 $500,000 - $1,000,000        2.00          2.04
 $1,000,000 and over                See below

(1) Shareholders that purchased funds that were a part of the Lexington family of funds at the time of purchase are not subject to sales charges for the life of their account.


Money Market Fund. There is no sales charge if you purchase Class A shares of either the Pilgrim Money Market or ING Money Market Funds. However, if the Class A shares are exchanged for shares of another Pilgrim Fund, you will be charged the applicable sales load for that fund upon the exchange.


Investments of $1 Million or More. There is no front-end sales charge if you purchase Class A shares in an amount of $1 million or more. However, the shares will be subject to a contingent deferred sales charge if they are redeemed within one or two years of purchase, depending on the amount of the purchase, as follows:

                                            Period during which
      Your investment            CDSC          CDSC applies
      ---------------            ----          ------------
 $1,000,000 to $2,499,999         1.00%           2 years
 $2,500,000 to $4,999,999         0.50%           1 year
 $5,000,000 and over              0.25%           1 year

However, Class A shares that were purchased in an amount of $1 million or more through Funds that were part of the Nicholas-Applegate Mutual Funds at the time of purchase will be subject to a contingent deferred sales charge of 1% within one year from the date of purchase.


Class A shares that were purchased in an amount of $1 million or more through funds that were part of the Northstar family of funds and the ING family of funds at the time of purchase are subject to a different contingent deferred sales charge period of 18 months and 12 months, respectively, from the date of purchase. See the SAI for further information.


Class B, Class C and Class T

Class B, Class C and Class T shares are offered at their net asset value per share without any initial sales charge. However, you may be charged a contingent deferred sales charge (CDSC) on shares that you sell within a certain period of time after you bought them. The amount of the CDSC is based on the lesser of the net asset value of the shares at the time of purchase or redemption. There is no CDSC on shares acquired through the reinvestment of dividends and capital gains distributions. The CDSCs are as follows:

Class B Deferred Sales Charge(2)

                                  CDSC on shares
 Years after purchase               being sold
 --------------------               ----------
   1st year                              5%
   2nd year                              4%
   3rd year                              3%
   4th year                              3%
   5th year                              2%
   6th year                              1%
   After 6th year                      none

(2) Class B shares that were purchased through funds that were part of the Northstar family of funds at the time of purchase are subject to a different contingent deferred sales charge. Please see the SAI for further information.

Class C Deferred Sales Charge

                          CDSC on shares
 Years after purchase       being sold
 --------------------       ----------
 1st year                      1%
 After 1st year               none

Class T Deferred Sales Charge

                          CDSC on shares
 Years after purchase       being sold
 --------------------       ----------
 1st year                      4%
 2nd year                      3%
 3rd year                      2%
 4th year                      1%
 After 4th year               none

To keep your CDSC as low as possible, each time you place a request to redeem shares the Funds will first redeem shares in your account that are not subject to a CDSC, and then will sell shares that have the lowest CDSC.

Class M

Class M shares of the Funds are sold subject to the following sales charge:

                               Government
                               Securities
                               Income and
                               High Yield
                                  Funds
                         -----------------------
                           As a %      As a % of
                           of the         net
                          offering       asset
Your Investment             price        value
---------------             -----        -----
 Less than $50,000          3.25%        3.36%
 $50,000 - $99,999          2.25%        2.30%
 $100,000 - $249,999        1.50%        1.52%
 $250,000 - $499,999        1.00%        1.01%
 $500,000 and over          none          none


                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                            Shareholder Guide 33

SHAREHOLDER
GUIDE                                                     CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------

Sales Charge Reductions and Waivers

Reduced Sales Charges. You may reduce the initial sales charge on a purchase of Class A or Class M shares of the Funds by combining multiple purchases to take advantage of the breakpoints in the sales charge schedules. You may do this by:

* Letter of Intent -- lets you purchase shares over a 13 month period and pay the same sales charge as if the shares had all been purchased at once.


* Rights of Accumulation -- lets you add the value of shares of any open-end ING Pilgrim Fund (excluding the Pilgrim Money Market and ING Money Market Funds) you already own to the amount of your next purchase for purposes of calculating the sales charge.

* Combination Privilege -- shares held by investors in the ING Pilgrim Funds which impose a CDSC may be combined with Class A or Class M shares for a reduced sales charge.


See the Account Application or the Statement of Additional Information for details, or contact your financial representative or the Shareholder Servicing Agent for more information.

CDSC Waivers. If you notify the Transfer Agent at the time of redemption, the CDSC for each Class will be waived in the following cases:

* redemptions following the death or permanent disability of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.

* for Class B Shares, redemptions pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually.

* mandatory distributions from a tax-deferred retirement plan or an IRA. However, if you purchased shares that were part of the Nicholas-Applegate Mutual Funds, you may be eligible for a CDSC waiver prior to the mandatory distribution age.

* If you think you may be eligible for a CDSC waiver, contact your financial representative or the Shareholder Servicing Agent.


Reinstatement Privilege. If you sell Class B, Class C or Class T shares of an ING Pilgrim Fund, you may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge. Reinstated Class B, Class C and Class T shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. If you want to use the Reinstatement Privilege, contact your financial representative or the Shareholder Servicing Agent. Consult the SAI for more information.


Sales Charge Waivers. Class A or Class M shares may be purchased without a sales charge by certain individuals and institutions. For additional information, contact the Shareholder Servicing Agent, or see the Statement of Additional Information.

34 Shareholder Guide

                                                                     SHAREHOLDER
HOW TO PURCHASE SHARES                                                     GUIDE
--------------------------------------------------------------------------------


The minimum initial investment amounts for the ING Pilgrim Funds are as follows:


* Non-retirement accounts: $1,000

* Retirement accounts: $250

* Pre-Authorized Investment Plan: $100 to open; you must invest at least $100 a month.

The minimum additional investment is $100.

Make your investment using the table on the right.


The Funds and the Distributor reserve the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-US banks (even if payment may be effected through a US bank) will not be accepted. The ING Pilgrim Funds reserve the right to waive minimum investment amounts. The Funds reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $1,000.00 ($250.00 for IRAs).


Retirement Plans


The Funds have available prototype qualified retirement plans for both corporations and for self-employed individuals. They also have available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Company (SSB) acts as the custodian under these plans. For further information, contact the Shareholder Servicing Agent at (800) 992-0180. SSB currently receives a $12 custodial fee annually for the maintenance of such accounts.

                         Initial                       Additional
       Method           Investment                     Investment
       ------           ----------                     ----------
   By Contacting   An investment
   Your            professional with an
   Investment      authorized firm
   Professional    can help you establish
                   and maintain your
                   account.

   By Mail         Visit or consult an            Visit or consult an
                   investment                     investment professional.
                   professional. Make             Fill out the Account
                   your check payable to          Additions
                   the ING Pilgrim Funds          form included on the
                   and mail it, along with        bottom of your account
                   a completed                    statement along with
                   Application. Please            your check payable to
                   indicate your                  the Fund and mail
                   investment professional        them to the address on
                   on the New Account             the account statement.
                   Application                    Remember to write
                                                  your account number
                                                  on the check.

   By Wire         Call the ING Pilgrim           Wire the funds in the
                   Operations Department          same manner described
                   at (800) 336-3436 to           under "Initial
                   obtain an account              Investment."
                   number and indicate
                   your investment
                   professional on the
                   account.
                   Instruct  your bank to
                   wire funds to the Fund
                   in the care of:
                   State Street Bank and
                   Trust Company ABA #101003621
                   Kansas City, MO
                   credit  to:____________
                   (the Fund) A/C #751-8315;
                   for further credit
                   to:_____________
                   Shareholder A/C #__________
                   (A/C # you received over the
                   telephone)
                   Shareholder Name:
                   ________________________
                   (Your Name Here)
                   After wiring funds you
                   must complete the
                   Account  Application
                   and send it to:
                   ING Pilgrim Funds
                   P.O. Box 219368
                   Kansas City, MO 64121-6368


                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                            Shareholder Guide 35

SHAREHOLDER
GUIDE                                                       HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

You may redeem shares using the table on the right.

Under unusual circumstances, a Fund may suspend the right of redemption as allowed by federal securities laws.

Systematic Withdrawal Plan

You may elect to make periodic withdrawals from your account on a regular basis.

* Your account must have a current value of at least $10,000.

* Minimum withdrawal amount is $100.

* You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact the Shareholder Servicing Agent, see the Account Application or the Statement of Additional Information.

Payments

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined net asset value, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

Each Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.


            Method                                Procedures
            ------                                ----------
 By Contacting Your        You may redeem by contacting your
 Investment Professional   investment professional. Investment
                           professionals may charge for their services in connection with your redemption request, but neither the Fund nor the Distributor imposes any such charge.

 By Mail Send a written request specifying the Fund name and share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to redeem to:
                           ING Pilgrim Funds
                           P.O. Box 219368
                           Kansas City, MO 64121-6368
                           If certificated shares have been issued, the certificate must accompany the written request. Corporate investors and other associations must have an appropriate certification on file authorizing redemptions. A suggested form of such certification is provided on the Account Application. A signature guarantee may be required.

 By Telephone --           You may redeem shares by telephone on all
 Expedited Redemption      accounts other than retirement accounts,
                           unless you check the box on the  Account  Application
                           which signifies that you do not wish to use telephone
                           redemptions.   To  redeem  by  telephone,   call  the
                           Shareholder   Servicing   Agent  at  (800)  992-0180.

                           Receiving Proceeds By Check: You may have redemption proceeds (up to a maximum of $100,000) mailed to an address which has been on record with ING Pilgrim Funds for at least 30 days.

                           Receiving Proceeds By Wire:
                           You may have redemption proceeds (subject to a minimum of $5,000) wired to your pre-designated bank account. You will not be able to receive redemption proceeds by wire unless you check the box on the Account Application which signifies that you wish to receive redemption proceeds by wire and attach a voided check. Under normal circumstances, proceeds will be transmitted to your bank on the business day following receipt of your instructions, provided redemptions may be made. In the event that share certificates have been issued, you may not request a wire redemption by telephone.


36 Shareholder Guide

                                                                     SHAREHOLDER
TRANSACTION POLICIES                                                       GUIDE
--------------------------------------------------------------------------------

Net Asset Value

The net asset value (NAV) per share for each Fund and class is determined each business day as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern Time). The NAV per share of each class of each Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. Because foreign securities may trade on days when the Funds do not price shares, the net asset value of a Fund that invests in foreign securities may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations, and short-term debt securities, and for situations where market quotations are deemed unreliable. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Directors or Trustees. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.


Pilgrim Money Market Fund. The Pilgrim Money Market Fund tries to maintain a stable NAV of $1.00 per share. Because the Primary Institutional Fund uses the amortized cost method of valuing the securities held by it and rounds its per share net asset value to the nearest whole cent, it is anticipated that the net asset value of the Primary Institutional Fund will remain constant at $1.00 per share. However, the Pilgrim Money Market Fund makes no assurance that either it or the Primary Institutional Fund can maintain a $1.00 net asset value per share.

ING Money Market Fund

The ING Money Market Fund uses the amortized cost method to value its portfolio securities and seeks to maintain a constant net asset value of $1.00 per share, although there may be circumstances under which this goal cannot be acheived. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. Although the Board of Trustees has established procedures designed to stabilize to the extent reasonably possible, the share price of the Fund, there can be no assurance that the Fund's net asset value can be maintained at $1.00 per share.


Price of Shares

When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable deferred sales charge. Exchange orders are effected at NAV.

Execution of Requests

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued unless you request them in writing.

Telephone Orders

The Funds and their transfer agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their transfer agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their transfer agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

Exchanges


You may exchange shares of a Fund for shares of the same class of any other ING Pilgrim Fund, except for Lexington Money Market Trust and ING Pilgrim Corporate Leaders Trust Fund, without paying any additional sales charge, except that Class A shares of the Pilgrim Money Market and ING Money Market Funds for which no sales charge was paid must pay the applicable sales load on an exchange into Class A shares of another Fund. In addition, Class T shares of any Fund may be exchanged for Class B shares of the Pilgrim Money Market and ING Money Market Funds. Shares subject to a CDSC will continue to age from the date that the original shares were purchased. If you exchange shares of a Fund that at the time you acquired the shares was a Nicholas-Applegate Mutual Fund, the shares you receive on the exchange will be subject to the current CDSC structure and conversion rights of the Fund being acquired, although the shares will continue to age for CDSC and conversion purposes from the date the original shares were acquired.


The total value of shares being exchanged must at least equal the minimum investment requirement of the Fund into which they are being exchanged. Exchanges of shares are sales and may result in a

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                            Shareholder Guide 37

SHAREHOLDER
GUIDE                                                       TRANSACTION POLICIES
--------------------------------------------------------------------------------

gain or loss for federal and state income tax purposes. There is no specific limit on exchange frequency; however, the Funds are intended for long-term investment and not as a short-term trading vehicle. The Adviser may prohibit excessive exchanges (more than four per year). The Adviser also may, on 60 days' prior notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges.

You will automatically have the ability to request an exchange by calling the Shareholder Service Agent unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. A Fund may change or cancel its exchange policies at any time, upon 60 days' written notice to shareholders.

Systematic Exchange Privilege


With an initial account balance of at least $5,000 and subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same class of any other open-end ING Pilgrim Fund. This exchange privilege may be modified at any time or terminated upon 60 days' written notice to shareholders.


Small Accounts

Due to the relatively high cost of handling small investments, the Funds reserve the right upon 30 days' written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $1,000, other than as a result of a decline in the NAV per share.

Account Access

Unless your shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.pilgrimfunds.com, or via a touch tone telephone by calling (800) 992-0180 and selecting Option 1. Should you wish to speak with a Shareholder Service Representative you may call the toll-free number listed above and select Option 2.

38 Shareholder Guide

                                                                      MANAGEMENT
ADVISER                                                             OF THE FUNDS
--------------------------------------------------------------------------------


ING Pilgrim Investments, Inc. ("ING Pilgrim" or "ING Pilgrim Investments") serves as the investment adviser to each of the Funds (except the National Tax Exempt Bond, Intermediate Bond, High Yield Bond, and ING Money Market Funds). ING Pilgrim has overall responsibility for the management of the Funds. ING Mutual Funds Management LLC ("IMFC") serves as investment adviser to the National Tax Exempt Bond, Intermediate Bond, High Yield Bond Funds, and ING Money Market. ING Pilgrim or IMFC provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.


Organized in December 1994, ING Pilgrim is registered as an investment adviser. ING Pilgrim is an indirect wholly-owned subsidiary of ReliaStar Financial Corp. ("ReliaStar"). Through its subsidiaries, ReliaStar offers individuals and institutions life insurance and annuities, employee benefits products and services, life and health reinsurance, retirement plans, mutual funds, bank products and personal finance education.

On July 26, 2000, ReliaStar was acquired by ING Group (NYSE: ING). ING Group is a global financial institution active in the field of insurance, banking, and asset management in more than 65 countries, with almost 100,000 employees.

Prior to April 30, 2000, Pilgrim Advisors, Inc. ("Pilgrim Advisors") served as investment adviser to certain of the Funds. On April 30, 2000, Pilgrim Advisors, an indirect wholly-owned subsidiary of ReliaStar, merged with ING Pilgrim Investments. Pilgrim Advisors and ING Pilgrim Investments were sister companies and shared certain resources and investment personnel.

Prior to July 26, 2000, Lexington Management Corporation ("Lexington") served as investment adviser to certain of the Funds. On July 26, 2000, ReliaStar acquired Lexington Global Asset Managers, Inc., the parent company of Lexington, and ING Pilgrim Investments was approved as Adviser to the Funds formerly advised by Lexington.


Organized in ______________, IMFC is registered as an investment adviser. IMFC is a wholly owned Subsidiary of ING Group.

As of December 31, 2000, ING Pilgrim managed over $___ billion in assets.

As of December 31, 2000, IMFC managed over $ billion in assets.

ING Pilgrim's and IMFC's principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING Pilgrim and IMFC receives a monthly fee for their services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual management fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets:
                                               Management
 Fund                                             Fee
 ----                                             ---
 ING Pilgrim Government Securities Income         0.50%
 ING Pilgrim GNMA Income                          0.54
 ING Pilgrim National Tax Exempt Bond             0.50
 ING Pilgrim Intermediate Bond                    0.50
 ING Pilgrim Strategic Income                     0.45
 ING Pilgrim High Yield                           0.60
 ING Pilgrim High Yield II                        0.60
 ING Pilgrim High Total Return                    0.71
 ING Pilgrim High Yield Bond                      0.65
 ING Pilgrim High Total Return II                 0.75
 ING Pilgrim Money Market                         0.25


ING Pilgrim Directly Manages the Portfolios of the Following Funds:

GNMA Income Fund

Denis P. Jamison, Senior Vice President and Senior Portfolio Manager of ING Pilgrim since July 2000, has served as Senior Portfolio Manager of GNMA Income Fund since July 1981. Prior to July 2000, he was a Senior Vice President at Lexington (which was acquired by ING Pilgrim's parent company in July 2000). He is a Chartered Financial Analyst and a member of the New York Society of Security Analysts.

Roseann G. McCarthy, Assistant Vice President of ING Pilgrim since July 2000, has served as co-manager of GNMA Income Fund since May 1999. Prior to July 2000, she was an Assistant Vice President at Lexington (which was acquired by ING Pilgrim's parent company in July 2000). Prior to joining the Lexington Fixed Income Department in 1997, she was Mutual Fund Marketing and Research Coordinator. Prior to 1995, Ms. McCarthy was Fund Statistician and a Shareholder Service Representative for the Lexington Funds.

High Total Return Fund and High Total Return Fund II


Edwin Schriver, Senior Vice President of ING Pilgrim, has served as a Senior Portfolio Manager of the portfolio management team that manages High Total Return Fund and High Total Return Fund II since October 2000. Prior to joining ING Pilgrim, Mr. Schriver was a Senior High Yield Analyst for Dreyfus Corporation since 1998. From 1996 to 1997, Mr. Schriver was the President of Crescent City Research, an investment research and software firm. Prior to 1996 Mr. Schriver was President of an SEC registered investment adviser and held various senior portfolio managment positions.


                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Management of the Funds 39

MANAGEMENT
OF THE FUNDS                                                         SUB-ADVISER
--------------------------------------------------------------------------------


Andy Mitchell, Vice President of ING Pilgrim, has served as Co-Portfolio Manager of the portfolio management team that manages High Total Return Fund and High Total Return Fund II since October 2000. Prior to joining ING Pilgrim in July 2000, Mr. Mitchell was a Senior Credit Analyst with Katonah Capital since March 2000. From March 1998 to March 2000, Mr. Mitchell was a Vice President and Senior High Yield Analyst at Merrill Lynch Asset Management. From March 1994 to March 1998, Mr. Mitchell was Assistant Vice President and Senior High Yield Analyst at Schroder Capital Management.

Russ Stiver, Vice President of ING Pilgrim, has served as Co-Portfolio Manager of the portfolio management team that manages High Total Return Fund and High Total Return Fund II since October 2000. Prior to joining ING Pilgrim in May 2000, Mr. Stiver was Portfolio Manager (1996-2000) and Acting V.P. at Manulife Financial (1999-2000). From 1994 to 1996, Mr. Stiver analyzed investment grade, high yield and emerging market sovereign debt securities for Toronto--Dominion Bank.


Strategic Income Fund

The following individuals share responsibility for the day-to-day management of the Strategic Income Fund:

Robert K. Kinsey, Vice President of ING Pilgrim, has served as a Portfolio Manager of Strategic Income Fund since May 24, 1999. Mr. Kinsey manages Strategic Income Fund's assets that are invested in assets other than high yield debt securities. Prior to joining ING Pilgrim, Mr. Kinsey was a Vice President and Fixed Income Portfolio Manager for Federated Investors from January 1995 to March 1999. From July 1992 to January 1995, Mr. Kinsey was a Principal and Portfolio Manager for Harris Investment Management.

Edwin Schriver, whose background is described above, has served as Senior Portfolio Manager of the high yield portion of Strategic Income Fund's assets since October 2000.

Government Securities Income Fund

Robert K. Kinsey, whose background is described above, has primary responsibility for the day-to-day management of Government Securities Income Fund, and has served as Senior Portfolio Manager of Government Securities Income Fund since May 24, 1999.

High Yield Fund and High Yield Fund II

Edwin Schriver, whose background is described above, has served as Senior Portfolio Manager of the portfolio management team that manages High Yield Fund and High Yield Fund II since October 2000.

Andy Mitchell, whose background is described above, has served as Co-Portfolio Manager of the portfolio management team that manages High Yield Fund and High Yield Fund II since October 2000.


Russ Stiver, Vice President of ING Pilgrim, has served as Co-Portfolio Manager of the portfolio management team that manages High Yield Fund and High Yield Fund II since October 2000.

For the following Funds, IMFC has engaged a Sub-Adviser to provide the day-to-day management of the Fund's portfolio. The Sub-Advisers have , at least in part, been selected on the basis of their successful application of a consistent, well-defined, long-term investment approach over a period of several market cycles

National Tax Exempt Bond Fund

Furman Selz Capital Management LLC. Furman Selz Capital Management LLC ("FSCM") serves as sub-adviser to the National Tax-Exempt Bond Fund. FSCM is located at 230 Park Avenue, New York, NY 10169. FSCM is engaged in the business of providing investment advice to institutional and individual client accounts which, as of October 31, 2000, were valued at approximately $5.1 billion.

Mr. Robert Schonbrunn and Mr. Alan Segars have primary responsibility for managing the Fund. Mr. Schonbrunn has been an investment professional with FSMC since 1985 and has 32 years of investment experience. Mr. Segars has been an investment professional with FSCM since 1993 and has 30 years of investment experience.

Intermediate Bond Fund and High Yield Bond Fund

ING Investment Management LLC. ING Investment Management LLC ("IIM") serves as sub-adviser to the ING Intermediate Bond Fund and the ING High Yield Bond Fund. IIM is located at 5780 Powers Ferry Road, N.W., Suite 300, Atlanta, GA 30327. IIM is engaged in the business of providing investment advice to portfolios which, as of September 30, 2000, were valued at $29.67 billion, IIM also advises other registered investment companies.

Mr. James Kauffman, with 12 years of investment experience, leads a team of three investment professionals in managing the Intermediate Bond Fund.

Mr. Robert Bowman, with more than 20 years of investment experience, leads a team of five investment professionals in managing the High Yield Bond Fund. Mr Bowman has been a Senior Vice President and Managing Director at ING Investment LLC since 1999.


40 Management of the Funds

                                                                      DIVIDENDS,
                                                                   DISTRIBUTIONS
DIVIDENDS/TAXES                                                        AND TAXES
--------------------------------------------------------------------------------

Dividends

The Funds generally distribute most or all of their net earnings in the form of dividends. Each Fund pays dividends, if any, as follows:


Monthly(1)

ING Pilgrim Government Securities Income
ING Pilgrim GNMA Income
ING Pilgrim National Tax-Exempt Bond
ING Intermediate Bond
ING Pilgrim Strategic Income
ING Pilgrim High Yield
ING Pilgrim High Yield II
ING Pilgrim High Total Return
ING Pilgrim High Yield Bond
ING Pilgrim High Total Return II
Pilgrim Money Market
ING Money Market


(1)  Distributions normally expected to consist primarily of ordinary income.

Each Fund distributes capital gains, if any, annually.

Dividend Reinvestment


Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class A, B, C, M or T shares of a Fund invested in another Pilgrim Fund which offers the same class shares. If you are a shareholder of Pilgrim Prime Rate Trust, whose shares are not held in a broker or nominee account, you may, upon written request, elect to have all dividends invested into a pre-existing Class A account of any open-end ING Pilgrim Fund.


Taxes

The following information is meant as a general summary for U.S. shareholders. Please see the Statement of Additional Information for additional information. You should rely your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

Each Fund will distribute most of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           Dividends, Distributions and Taxes 41

MORE INFORMATION
ABOUT RISKS
--------------------------------------------------------------------------------

All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the Statement of Additional Information (the "SAI").

Many of the investment techniques and strategies discussed in this prospectus and in the SAI are discretionary, which means that the adviser can decide whether to use them or not. The Funds named below invest in these securities or use these techniques as part of the Fund's principal investment strategy. However, the adviser of any Fund may also use these investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.

PRINCIPAL RISKS


Investments in Foreign Securities (All Funds except Government Securities Income, GNMA Income, National Tax-Exempt Bond and Money Market Funds). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

Each Fund that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, or to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund.

Emerging Markets Investments (High Yield II, High Total Return, High Yield Bond. Intermediate Bond, and High Total Return II Funds). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasonal financial systems; environmental problems; less well developed legal systems; and less reliable custodial services and settlement practices.


Inability to Sell Securities (All Funds except Government Securities Income, GNMA Income and Money Market Funds). Some securities usually trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small and mid-size U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.


High Yield  Securities (All Funds except National  Tax-Exempt  Bond,  Government
Securities Income, GNMA Income and Money Market Funds). Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High yield securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High yield securities structured as zero coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high yield securities.

Corporate Debt Securities (All Funds except Government Securities Income, GNMA Income and Pilgrim Money Market Funds). Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When

42 More Information About Risks

                                                                MORE INFORMATION
                                                                     ABOUT RISKS
--------------------------------------------------------------------------------

interest rates decline, the value of the Fund's debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed income securities is duration. Duration is one of the tools used by a portfolio manager in selection of fixed income securities. Historically, the maturity of abond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility." According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.


U.S. Government Securities (National Tax-Exempt Bond, International Bond, High Yield Bond, High Yield, High Yield II, High Total Return and High Total Return II Funds). Some U.S. Government agency securities may be subject to varying degrees of credit risk particularly those not backed by the full faith and credit of the United States Government. All U.S. Government securities may be subject to price declines in the securities due to changing interest rates.

Convertible Securities (All Funds except National Tax-Exempt Bond, High Yield II, High Total Return and High Total Return II Funds). The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.

Other Investment Companies (National Tax-Exempt Bond, Intermediate Bond, Strategic Income and High Yield Bond Funds). The Fund may invest up to 10% of its assets in other investment companies. When a Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

Mortgage-Related Securities (All Funds except Money Market and National Tax-Exempt Bond Funds). Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization, and may be prepaid prior to maturity. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.


Interests in Loans (All Funds except Government Securities Income, GNMA Income and Money Market Funds). Certain Funds may invest in participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to the Fund's investment. Many loans are relatively illiquid, and may be difficult to value.


Derivatives (National Tax-Exempt Bond, Intermediate Bond, Strategic Income, High Yield and High Yield II, and High Yield Bond Funds). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Many of the Funds do not invest in these types of derivatives, and some do, so please check the description of the Fund's policies. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the adviser might imperfectly judge the

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 More Information About Risks 43

MORE INFORMATION
ABOUT RISKS
--------------------------------------------------------------------------------


market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

Portfolio Turnover. Each Fund, except Government Securities Income, GNMA Income, Pilgrim Money Market and ING Money Market Funds, is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.


OTHER RISKS

Restricted and Illiquid Securities. Each Fund may invest in restricted and illiquid securities. If a security is illiquid, the Fund might be unable to sell the security at a time when the Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Temporary Defensive Strategies. When the Adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it likely will not achieve capital appreciation.

Repurchase Agreements. Each Fund may enter into repurchase agreements, which involve the purchase by a Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

Lending Portfolio Securities. In order to generate additional income, certain Funds may lend portfolio securities in an amount up to 331|M/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

Borrowing. Certain Funds may borrow for certain types of temporary or emergency purposes subject to certain limits. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the net asset value of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.


Reverse Repurchase Agreements (all Funds) and Dollar Rolls (all Funds except National Tax-Exempt Bond Fund). A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

Short Sales. Each Fund (except Government Securities Income, GNMA Income, National Tax-Exempt Bond, High Yield, High Yield II, and High Total Return I & II Funds) may make short sales. A "short sale" is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.


Pairing Off Transactions. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund "pairs-off" the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

Percentage and Rating Limitations Unless otherwise stated, the percentage limitations in this prospectus apply at the time of investment.

44 More Information About Risks

                                                                       FINANCIAL
                                                                      HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables on the following pages are intended to help you understand each Fund's financial performance for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). A report of each Fund's independent auditors, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                         Financial Highlights 45

                                                                       FINANCIAL
                                                                      HIGHLIGHTS
ING PILGRIM GOVERNMENT SECURITIES INCOME FUND
--------------------------------------------------------------------------------


The information in the table below, except for the six months ended December 31, 2000, has been audited by KPMG LLP, independent auditors.



                                                                                  Class A
                                                    -----------------------------------------------------------------
                                                    Six months
                                                    ended Dec.
                                                     31, 2000                    Year Ended June 30,
                                                    (unaudited)     2000       1999       1998       1997       1996
                                                    -----------     ----       ----       ----       ----       ----
Per Share Operating Performance:
 Net asset value, beginning of period             $                12.35      12.88      12.71      12.59      12.97
 Income (loss) from investment operations:
 Net investment income                            $                 0.75       0.76       0.64       0.69       0.75
 Net realized and unrealized gain (loss) on
 investments                                      $                (0.43)     (0.52)      0.30       0.20      (0.32)
 Total from investment operations                 $                 0.32       0.24       0.94       0.89       0.43
 Less distributions from:
 Net investment income                            $                 0.74       0.77       0.77       0.73       0.75
 Tax return of capital                            $                   --         --         --       0.04       0.06
 Total distributions                              $                 0.74       0.77       0.77       0.77       0.81
 Net asset value, end of period                   $                11.93      12.35      12.88      12.71      12.59
 Total Return(2):                                 %                 2.79       1.89       7.63       7.33       3.34
Ratios/Supplemental Data:
 Net assets, end of period (000's)                $               54,206     21,060     23,682     29,900     38,753
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)   %                 1.35       1.40       1.50       1.42       1.51
 Gross expenses prior to expense
 reimbursement(3)                                 %                 1.35       1.40       1.58       1.42       1.57
 Net investment income after expense
 reimbursement(3)(4)                              %                 5.87       6.05       5.13       5.78       5.64
 Portfolio turnover rate                          %                   44         58        134        172        170

                                                                                 Class B
                                                  ------------------------------------------------------------------
                                                    Six months                                             July 17,
                                                    ended Dec.                                            1995(1) to
                                                     31, 2000               Year Ended June 30,            June 30,
                                                   (unaudited)    2000      1999       1998       1997       1996
                                                   -----------    ----      ----       ----       ----       ----
Per Share Operating Performance:
 Net asset value, beginning of period                            12.30      12.84      12.68      12.59      12.95
 Income (loss) from investment operations:
 Net investment income                                            0.67       0.69       0.60       0.67       0.66
 Net realized and unrealized gain (loss) on
 investments                                                     (0.42)     (0.54)      0.24       0.11      (0.37)
 Total from investment operations                                 0.25       0.15       0.84       0.78       0.29
 Less distributions from:
 Net investment income                                            0.66       0.69       0.68       0.69       0.65
 Tax return of capital                                              --         --         --         --         --
 Total distributions                                              0.66       0.69       0.68       0.69       0.65
 Net asset value, end of period                                  11.89      12.30      12.84      12.68      12.59
 Total Return(2):                                                 2.12       1.09       6.78       6.38       2.25
Ratios/Supplemental Data:
 Net assets, end of period (000's)                              33,692     12,426      3,220      1,534         73
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)                   2.10       2.15       2.25       2.17       2.26
 Gross expenses prior to expense
 reimbursement(3)                                                 2.10       2.15       2.29       2.17       2.41
 Net investment income after expense
 reimbursement(3)(4)                                              5.12       5.30       4.24       4.92       4.98
 Portfolio turnover rate                                            44         58        134        172        170



                                                                       Class C                          Class T
                                                        ------------------------------------- ---------------------------
                                                         Six months     Year      June 11,     Six months   April 5,(1)
                                                         ended Dec.     Ended    1999(1) to    ended Dec.      to
                                                         31, 2000      June 30,    June 30,     31, 2000     June 30,
                                                        (unaudited)     2000       1999        (unaudited)    2000
                                                        -----------     ----       ----        -----------    ----
Per Share Operating Performance:
 Net asset value, beginning of period              $                   12.43       12.24                      11.80
 Income (loss) from investment operations:
 Net investment income                             $                    0.68        2.05                       0.17
 Net realized and unrealized gain (loss) on
 investments                                       $                   (0.44)      (1.86)                       0.03
 Total from investment operations                  $                    0.24        0.19                       0.20
 Less distributions from:
 Net investment income                             $                    0.66         --                        0.11
 Tax return of capital                             $                      --          --                         --
 Total distributions                                                    0.66         --                        0.11
 Net asset value, end of period                    $                   12.01       12.43                      11.89
 Total Return(2)                                   %                    2.09        1.55                        .24
Ratios/Supplemental Data:
 Net assets, end of period (000's)                 $                   2,047           7                     22,888
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)    %                    2.10        2.15                       1.75
 Gross expenses prior to expense reimbursement(3)  %                    2.10        2.15                       1.75
 Net investment income after expense
 reimbursement(3)(4)                               %                    5.12        5.30                       5.47
 Portfolio turnover rate                           %                      44          58                         44

                                                                                  Class M
                                                   ---------------------------------------------------------------------
                                                     Six months     Year                                       July 17,
                                                     ended Dec.     Ended                                     1995(1) to
                                                      31, 2000     June 30,          Year Ended June 30,       June 30,
                                                     (unaudited)     2000       1999       1998        1997      1996
                                                     -----------     ----       ----       ----        ----      ----
Per Share Operating Performance:
 Net asset value, beginning of period                                12.34      12.88      12.72      12.59      12.95
 Income (loss) from investment operations:
 Net investment income                                                0.59       0.69       0.64       0.70       0.68
 Net realized and unrealized gain (loss) on
 investments                                                         (0.32)     (0.52)       0.23       0.14     (0.36)
 Total from investment operations                                     0.27       0.17       0.87       0.84       0.32
 Less distributions from:
 Net investment income                                                0.69       0.71       0.71       0.70       0.68
 Tax return of capital                                                  --         --         --        0.01        --
 Total distributions                                                  0.69       0.71       0.71       0.71       0.68
 Net asset value, end of period                                      11.92      12.34      12.88      12.72      12.59
 Total Return(2)                                                      2.28       1.31       7.02       6.88       2.52
Ratios/Supplemental Data:
 Net assets, end of period (000's)                                     510        751        224         61         24
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)                       1.85       1.90       2.00       1.92       2.01
 Gross expenses prior to expense reimbursement(3)                     1.85       1.90       2.05       1.92       2.16
 Net investment income after expense
 reimbursement(3)(4)                                                  5.37       5.57       4.29       5.25       5.73
 Portfolio turnover rate                                                44         58        134        172        170

----------

(1)   Commencement of offering shares.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)   Annualized for periods less than one year.

(4) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.


46    ING Pilgrim Government Securities Income Fund

FINANCIAL
HIGHLIGHTS
                                                    ING PILGRIM GNMA INCOME FUND
--------------------------------------------------------------------------------

The information in the table below, has been audited by KPMG LLP, independent auditors.

                                                                        Year ended December 31,
                                                           2000     1999         1998        1997        1996
                                                           ----     ----         ----        ----        ----
Per Share Operating Performance:
 Net asset value, beginning of period               $               8.53         8.40        8.12        8.19
 Net investment income (loss)                       $               0.50         0.48        0.51        0.53
 Net realized and unrealized gain (loss) from
 investment operations                              $              (0.45)        0.13        0.29       (0.08)
 Total income (loss) from investment operations     $               0.05         0.61        0.80        0.45
 Less distributions:
 Distributions from net investment income           $               0.50         0.48        0.52        0.52
 Total distributions                                $               0.50         0.48        0.52        0.52
 Net asset value, end of period                     $               8.08         8.53        8.40        8.12
 Total Return(1)                                    %               0.58         7.52       10.20        5.71
Ratios/Supplemental Data:
 Net assets, end of period (thousands)              $            376,580      273,591     158,071     133,777
 Ratio of expenses to average net asset(2)          %               0.99         1.01        1.01        1.05
 Ratio of net investment income (loss) to average
 net assets(2)                                      %               6.04         5.85        6.28        6.56
 Portfolio turnover rate                            %              25.10        54.47      134.28      128.76

----------
(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(2)   Annualized for periods less than one year.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 ING Pilgrim GNMA Income Fund 47

                                                                       FINANCIAL
ING PILGRIM NATIONAL TAX-EXEMPT BOND FUND                             HIGHLIGHTS
--------------------------------------------------------------------------------


The information in the table below has been audited by Ernst & Young LLP, independent auditors.

                                                             Class A Shares(1)     Class B Shares(1)     Class C Shares(1)
                                                            -------------------   -------------------   ------------------
                                                               Year ended            Year ended           Year ended
                                                            October 31, 2000      October 31, 2000      October 31, 2000
Per Share Operating Performance:
 Net asset value per share, beginning of period      $
 From investment operations:(2)
 Net investment income loss                          $
 Net realized and unrealized                         $
 Total from investment operations                    $
 Distributions paid from investment income           $
 Net asset value per share, end of period            $
Ratios/Supplemental Data:
 Net assets, end of period (in thousands)            $
 Total investment return at net asset value(3)(4)    %
 Ratios to average net assets:(5)
 Net expenses                                        %
 Gross expenses                                      %
 Net investment income                               %
 Porfolio turnover rate(4)                           %

----------

(1)  Commenced Operations on November 8, 1999.

(2) Per share calculation is based on average number of shares outstanding during the period.

(3) Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales charges with respect to Class B and C shares. Total returns would be lower if part of the Fund's expenses were not waived or reimbursed.

(4)  Not annualized.

(5)  Annualized.


48 ING Pilgrim National Tax-Exempt Bond Fund

FINANCIAL
HIGHLIGHTS                                    ING PILGRIM INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------


The information in the table below has been audited by Ernst & Young LLP, independent auditors.

                                                           Class A Shares(1)          Class B Shares(1)         Class C Shares(1)
                                                       ------------------------  -----------------------  ------------------------
                                                       October 31,  October 31,  October 31,  October 31,  October 31,  October 31,
                                                          2000         1999         2000         1999         2000         1999
                                                          ----         ----         ----         ----         ----         ----
Per Share Operating Performance:
 Net asset value per share, beginning of period    $                   10.00                    10.00                     10.00
 From investment operations:(2)
 Net investment income                             $                    0.45                     0.40                      0.42
 Net realized and unrealized loss                  $                   (0.60)                   (0.61)                    (0.63)
 Total from investment operations                  $                   (0.15)                   (0.21)                    (0.21)
 Distributions paid from investment income         $                   (0.45)                   (0.39)                    (0.39)
 Net asset value per share, end of period          $                    9.40                     9.40                      9.40
Ratios/Supplemental Data:
 Net assets, end of period (in thousands)          $                  32,013                    1,958                     1,082
 Total investment return at net asset value(3)(4)  %                   (1.46)                   (2.13)                    (2.10)
 Ratios to average net assets:(5)
 Net expenses                                      %                    0.96                     1.70                      1.71
 Gross expenses                                    %                    2.12                     2.39                      2.44
 Net investment income                             %                    5.38                     4.83                      4.94
 Porfolio turnover rate(4)                         %                  431.50                   431.50                    431.50

----------
(1)  Class A, B and C shares commenced operations on December 15, 1999.

(2) Per share calculation is based on average number of shares outstanding during the period.

(3) Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges with respect to Class B and C shares. Total returns would be lower if part of the Fund's expenses were not waived or reimbursed.

(4)  Not annualized.

(5)  Annualized.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           ING Pilgrim Intermediate Bond Fund 49

                                                                       FINANCIAL
ING PILGRIM STRATEGIC INCOME FUND                                     HIGHLIGHTS
--------------------------------------------------------------------------------


For the year ended June 30, 2000 and the three months ended June 30, 1999, the information in the table below has been audited by KPMG LLP, independent auditors. For all periods ending prior to June 30, 1999, the financial information was audited by other independent auditors.

                                                               Class A
                                          ----------------------------------------------
                                          Six months                 Three
                                            ended         Year       months     July 27,
                                           Dec. 31,       Ended      ended    1998(1) to
                                             2000        June 30,   June 30,    March 31,
                                          (unaudited)      2000      1999(2)     1999
                                          -----------      ----       -------    ----
Per Share Operating Performance:
 Net asset value, beginning of period   $                 12.59       12.89     13.08
 Income from investment
 operations:
 Net investment income                  $                  0.92        0.26      0.53
 Net realized and unrealized
 gains (loss) on investments            $                 (0.52)      (0.42)    (0.08)
 Total from investment operations       $                  0.40       (0.16)     0.45
 Less distributions from:
 Net investment income                  $                  0.92        0.14      0.53
 Net realized gains on
 investments                            $                    --          --      0.11
 Net asset value, end of period         $                 12.07       12.59     12.89
 Total Return(3):                       %                  3.42       (1.23)     5.60
Ratios/Supplemental Data:
 Net assets, end of period (000's)      $                 2,726       2,736     5,751
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                    %                  0.96        0.90      0.96
 Gross expenses prior to expense
 reimbursement(4)                       %                  2.64        1.56      1.98
 Net investment income (loss)
 after expense reimbursement(4)(5)      %                  7.69        5.88      5.81
 Portfolio turnover                     %                   168          69       274

                                                            Class B
                                        -----------------------------------------------
                                          Six months                Three
                                            ended        Year      months     July 27,
                                           Dec. 31,      Ended      ended    1998(1) to
                                             2000      June 30,   June 30,    March 31,
                                          (unaudited)    2000      1999(2)     1999
                                          -----------    ----      -------     ----
Per Share Operating Performance:
 Net asset value, beginning of period                   12.33      12.61       12.78
 Income from investment
 operations:
 Net investment income                                   0.88       0.18        0.45
 Net realized and unrealized
 gains (loss) on investments                            (0.53)     (0.33)      (0.05)
 Total from investment operations                        0.35      (0.15)       0.40
 Less distributions from:
 Net investment income                                   0.88       0.13        0.46
 Net realized gains on
 investments                                               --         --        0.11
 Net asset value, end of period                         11.80      12.33       12.61
 Total Return(3):                                        3.00      (1.20)       5.17
Ratios/Supplemental Data:
 Net assets, end of period (000's)                      4,460      5,658       6,637
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                                     1.36       1.29        1.37
 Gross expenses prior to expense
 reimbursement(4)                                         .04       1.95        2.42
 Net investment income (loss)
 after expense reimbursement(4)(5)                       7.29       5.49        5.35
 Portfolio turnover                                       168         69         274

                                                            Class C
                                        ------------------------------------------------
                                          Six months                Three
                                            ended         Year      months     July 27,
                                           Dec. 31,      Ended      ended    1998(1) to
                                             2000      Juned 30,   June 30,   March 31,
                                         (unaudited)     2000       1999(2)     1999
                                         -----------     ----       -------     ----
Per Share Operating Performance:
 Net asset value, beginning of period                   12.81       13.10      13.27
 Income from investment
 operations:
 Net investment income                                   0.87        0.19       0.48
 Net realized and unrealized
 gains (loss) on investments                            (0.51)      (0.35)     (0.06)
 Total from investment operations                        0.36       (0.16)      0.42
 Less distributions from:
 Net investment income                                   0.87        0.13       0.48
 Net realized gains on
 investments                                               --          --       0.11
 Net asset value, end of period                         12.30       12.81      13.10
 Total Return(3):                                        3.02       (1.21)      5.19
Ratios/Supplemental Data:
 Net assets, end of period (000's)                      3,966       7,965      8,128
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                                     1.36        1.29       1.36
 Gross expenses prior to expense
 reimbursement(4)                                        3.04        1.95       2.41
 Net investment income (loss)
 after expense reimbursement(4)(5)                       7.29        5.49       5.36
 Portfolio turnover                                       168          69        274


----------
(1)   The Fund commenced operations on July 27, 1998.

(2) Effective May 24, 1999, ING Pilgrim Investments, Inc., became the Investment Manager of the Fund and the Fund changed its year end to June 30.

(3) Total returns are not annualized for periods of less than one year and do not reflect the impact of sales charges.

(4)   Annualized for periods less than one year.

(5) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses.


50 ING Pilgrim Strategic Income Fund

FINANCIAL
HIGHLIGHTS                                           ING PILGRIM HIGH YIELD FUND
--------------------------------------------------------------------------------


The information in the table below, except for the six months ended December 31, 2000, has been audited by KPMG LLP, independent auditors.

                                                                           Class A
                                              ------------------------------------------------------------
                                               Six months
                                                 ended
                                                Dec. 31,
                                                  2000                    Year ended June 30,
                                              (unaudited)   2000       1999      1998      1997      1996
                                              -----------   ----       ----      ----      ----      ----
Per Share Operating Performance:
 Net asset value, beginning of period    $                  5.93       6.94       6.80      6.36      6.15
 Income (loss) from investment
 operations:
 Net investment income                   $                  0.56       0.58       0.61      0.61      0.59
 Net realized and unrealized gain (loss)
 on investments                          $                 (0.85)     (0.96)      0.16      0.43      0.16
 Total from investment operations        $                 (0.29)     (0.38)      0.77      1.04      0.75
 Less distributions from:
 Net investment income                   $                  0.57       0.62       0.63      0.60      0.54
 Tax return of capital                   $                  0.03       0.01         --        --        --
 Total distributions                     $                  0.60       0.63       0.63      0.60      0.54
 Net asset value, end of period          $                  5.04       5.93       6.94      6.80      6.36
 Total Return(2):                        %                 (5.20)     (5.57)     11.71     17.14     12.72
Ratios/Supplemental Data:
 Net assets, end of period (000's)       $                85,870    131,535    102,424    35,940    18,691
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                     %                  1.05       1.00       1.00      1.00      1.00
 Gross expenses prior to expense
 reimbursement(3)                        %                  1.17       1.12       1.17      1.42      2.19
 Net investment income after expense
 reimbursement(3)(4)                     %                 10.41       9.32       9.05      9.54      9.46
 Portfolio turnover rate                 %                    89        184        209       394       399

                                                                         Class B
                                         ----------------------------------------------------------------
                                          Six months
                                            ended                                                July 17,
                                            Dec. 31,                                            1995(1) to
                                             2000                      Year ended June 30,        June 30,
                                          (unaudited)       2000      1999      1998      1997     1996
                                          -----------       ----      ----      ----      ----     ----
Per Share Operating Performance:
 Net asset value, beginning of period                       5.92      6.92      6.78      6.36     6.20
 Income (loss) from investment
 operations:
 Net investment income                                      0.53      0.53      0.58      0.57     0.48
 Net realized and unrealized gain (loss)
 on investments                                            (0.86)    (0.96)     0.14      0.41     0.14
 Total from investment operations                          (0.33)    (0.43)     0.72      0.98     0.62
 Less distributions from:
 Net investment income                                      0.53      0.56      0.58      0.56     0.46
 Tax return of capital                                      0.03      0.01        --        --       --
 Total distributions                                        0.56
 Net asset value, end of period                             5.03      5.92      6.92      6.78     6.36
 Total Return(2):                                          (5.91)    (6.23)    10.90     16.04    10.37
Ratios/Supplemental Data:
 Net assets, end of period (000's)                       199,618   261,589   154,303    40,225    2,374
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                                        1.80      1.75      1.75      1.75     1.75
 Gross expenses prior to expense
 reimbursement(3)                                           1.92      1.87      1.92      2.17     2.94
 Net investment income after expense
 reimbursement(3)(4)                                        9.66      8.57      8.30      8.64     9.02
 Portfolio turnover rate                                      89       184       209       394      339

                                                            Class C
                                             -------------------------------------
                                               Six months
                                                 ended        Year       May 27,
                                                Dec. 31,     Ended    1999(1) to
                                                 2000       June 30,    June 30,
                                              (unaudited)     2000       1999
                                              -----------     ----       ----
Per Share Operating Performance:
 Net asset value, beginning of period      $                  5.92       5.91
 Income (loss) from investment
 operations:
 Net investment income                     $                  0.57       0.05
 Net realized and unrealized gain (loss)
 on investments                            $                 (0.90)      0.01
 Total from investment operations          $                 (0.33)      0.06
 Less distributions from:
 Net investment income                     $                  0.57       0.05
 Tax return of capital                     $                    --         --
 Total distributions                                          0.57
 Net asset value, end of period            $                  5.02       5.92
 Total Return(2):                          %                 (5.99)      0.34
Ratios/Supplemental Data:
 Net assets, end of period (000's)         $                 5,930        551
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                       %                  1.80       1.75
 Gross expenses prior to expense
 reimbursement(3)                          %                  1.92       1.87
 Net investment income after expense
 reimbursement(3)(4)                       %                  9.66       8.57
 Portfolio turnover rate                   %                    89        184

                                                                             Class M
                                              -----------------------------------------------------------------
                                                Six months
                                                  ended        Year                                   July 17,
                                                 Dec. 31,      Ended                                 1995(1) to
                                                   2000      June 30,        Year ended June 30,      June 30,
                                                (unaudited)    2000     1999      1998        1997     1996
                                                -----------    ----     ----      ----        ----     ----
Per Share Operating Performance:
 Net asset value, beginning of period                          5.93      6.92      6.78       6.36      6.20
 Income (loss) from investment
 operations:
 Net investment income                                         0.52      0.55      0.59       0.58      0.50
 Net realized and unrealized gain (loss)
 on investments                                               (0.85)    (0.95)     0.14       0.41      0.14
 Total from investment operations                             (0.33)    (0.40)     0.73       0.99      0.64
 Less distributions from:
 Net investment income                                         0.54      0.58      0.59       0.57      0.48
 Tax return of capital                                         0.03      0.01        --         --        --
 Total distributions                                           0.57
 Net asset value, end of period                                5.03      5.93      6.92       6.78      6.36
 Total Return(2):                                             (5.86)    (5.85)    11.16      16.29     10.69
Ratios/Supplemental Data:
 Net assets, end of period (000's)                           12,730    24,129    19,785      8,848     1,243
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                                           1.55      1.50      1.50       1.50      1.50
 Gross expenses prior to expense
 reimbursement(3)                                              1.67      1.62      1.67       1.92      2.69
 Net investment income after expense
 reimbursement(3)(4)                                           9.91      8.82      8.55       8.93      9.41
 Portfolio turnover rate                                         89       184       209        394       339

----------
(1)   Commencement of offering shares.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.

(3)   Annualized for periods less than one year.

(4) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.


                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                  ING Pilgrim High Yield Fund 51

                                                                       FINANCIAL
ING PILGRIM HIGH YIELD FUND II                                        HIGHLIGHTS
--------------------------------------------------------------------------------


For the year ended June 30, 2000 and the three months ended June 30, 1999, the information in the table below has been audited by KPMG LLP, independent auditors. For all periods ending prior to June 30, 1999, the financial information was audited by other independent auditors.



                                                                         Class A
                                               -----------------------------------------------------------
                                                 Six months               Three
                                                   ended      Year       months      Year     March 27,
                                                  Dec. 31,    ended       ended     ended     1998 to
                                                    2000     June 30,    June 30,  March 31,  March 31,
                                               (unaudited)    2000       1999(2)    1999       1998(1)
Per Share Operating Performance:
 Net asset value, beginning of period      $                  11.57      11.66      12.72       12.70
 Income from investment operations:
 Net investment income                     $                   1.18       0.28       1.12        0.01
 Net realized and unrealized gains (loss)
 on investments                            $                  (0.75)     (0.09)     (1.00)       0.01
 Total from investment operations          $                   0.43       0.19       0.12        0.02
 Less distributions from:
 Net investment income                     $                   1.20       0.28       1.18          --
 Net asset value, end of period            $                  10.80      11.57      11.66       12.72
 Total Return(3):                          %                   3.96       1.60       1.13        0.16
Ratios/Supplemental Data:
 Net assets, end of period (000's)         $                 34,416     16,795     17,327       4,690
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                       %                   1.18       1.10       1.12        1.06
 Gross expenses prior to expense
 reimbursement(4)                          %                   1.37       1.37       1.53        1.06
 Net investment income (loss) after
 expense reimbursement(4)(5)               %                   0.63       9.68       9.44        7.22
 Portfolio turnover                        %                    113         44        242         484

                                                                         Class B
                                          -----------------------------------------------------------
                                            Six months                 Three
                                              ended         Year      months      Year      March 27,
                                             Dec. 31,      Ended      ended      ended      1998 to
                                               2000       June 30,   June 30,   March 31,   March 31,
                                            (unaudited)    2000       1999(2)    1999        1998(1)
                                            -----------    ----       -------    ----        -------
Per Share Operating Performance:
 Net asset value, beginning of period                     11.58       11.66      12.71        12.69
 Income from investment operations:
 Net investment income                                     1.11        0.27       1.04         0.01
 Net realized and unrealized gains (loss)
 on investments                                           (0.75)      (0.09)     (0.99)        0.01
 Total from investment operations                          0.36        0.18       0.05         0.02
 Less distributions from:
 Net investment income                                     1.13        0.26       1.10           --
 Net asset value, end of period                           10.81       11.58      11.66        12.71
 Total Return(3):                                          3.28        1.53       0.55         0.16
Ratios/Supplemental Data:
 Net assets, end of period (000's)                      103,246      41,882     42,960        8,892
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                                       1.83        1.75       1.77         1.69
 Gross expenses prior to expense
 reimbursement(4)                                          2.02        2.02       2.18         1.69
 Net investment income (loss) after
 expense reimbursement(4)(5)                               9.98        9.03       8.84         6.61
 Portfolio turnover                                         113          44        242          484

                                                                        Class C                                 Class T
                                               -------------------------------------------------------   -----------------------
                                                Six months              Three                             Six months
                                                  ended       Year      months      Year     March 27,       ended     March 31,
                                                 Dec. 31,    ended      ended      ended      1998 to      Dec. 31,   2000(6) to
                                                   2000     June 30,   June 30,   March 31,   March 31,      2000      June 30,
                                               (unaudited)    2000      1999(2)     1999      1998(1)    (unaudited)    2000
Per Share Operating Performance:
 Net asset value, beginning of period     $                  11.58      11.66      12.71       12.69                    11.07
 Income from investment operations:
 Net investment income                    $                   1.10       0.27       1.04        0.01                     0.29
 Net realized and unrealized gains (loss)
 on investments                           $                  (0.74)     (0.09)     (0.99)       0.01                    (0.25)
 Total from investment operations         $                   0.36       0.18       0.05        0.02                     0.04
 Less distributions from:
 Net investment income                    $                   1.13       0.26       1.10          --                     0.30
 Net asset value, end of period           $                  10.81      11.58      11.66       12.71                    10.81
 Total Return(3):                         %                   3.28       1.53       0.55        0.16                    (0.49)
Ratios/Supplemental Data:
 Net assets, end of period (000's)        $                 23,324     18,618     21,290       4,815                   31,342
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                      %                   1.83       1.75       1.77        1.66                     1.48
 Gross expenses prior to expense
 reimbursement(4)                         %                   2.02       2.02       2.18        1.66                     1.67
 Net investment income (loss) after
 expense reimbursement(4)(5)              %                   9.98       9.03       8.79        6.91                    10.33
 Portfolio turnover                       %                    113         44        242         484                      113


----------
(1)   The Fund commenced operations on March 27, 1998.

(2) Effective May 24, 1999, ING Pilgrim Investments Inc., became the Investment Manager of the Fund and the Fund changed its year end to June 30.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4)   Annualized for periods less than one year.

(5)   The  Investment   Manager  has  voluntarily   agreed  to  limit  expenses,
      excluding, interest, taxes, brokerage and extraordinary expenses.

(6)   Commencement of offering of shares.

52 ING Pilgrim High Yield Fund II

FINANCIAL
HIGHLIGHTS                                    ING PILGRIM HIGH TOTAL RETURN FUND
--------------------------------------------------------------------------------


The information in the table below has been audited by PricewaterhouseCoopers LLP, independent auditors.

                                                              Class A
                                         ------------------------------------------------
                                                        Year ended October 31,
                                         2000        1999       1998       1997      1996
                                         ----        ----       ----       ----      ----
Operating performance
 Net asset value at the beginning
 of the period                       $               3.77        5.00       4.78      4.48
 Net investment income               $               0.37        0.46       0.48      0.46
 Net realized and unrealized gain
 (loss) on investments               $              (0.41)      (1.07)      0.20      0.32
 Total from investment operations    $              (0.04)      (0.61)      0.68      0.78
 Dividends from net investment
 income                              $              (0.39)      (0.47)     (0.46)    (0.48)
 Dividends from net investment
 gain on investments sold            $                 --       (0.15)        --        --
 Distributions declared from
 capital                             $              (0.05)         --         --        --
 Total distributions                 $              (0.44)      (0.62)     (0.46)    (0.48)
 Net asset value at the end of the
 period                              $               3.29        3.77       5.00      4.78
 Total investment return(1)          %              (1.86)     (13.65)     15.03     18.14
Ratios and supplemental data
 Net assets at the end of the
 period ($000s)                      $             91,991     148,650    215,361   167,698
 Ratio of expenses to average net
 assets(2)                           %               1.34        1.30       1.42      1.52
 Ratio of net investment income
 to average net assets(2)            %              10.16        9.93       9.88      9.86
 Portfolio turnover rate             %                 59         123        183       158

                                                               Class B
                                        ---------------------------------------------------
                                                        Year ended October 31,
                                        2000       1999        1998        1997        1996
                                        ----       ----        ----        ----        ----
Operating performance
 Net asset value at the beginning
 of the period                                     3.77        5.00        4.77        4.47
 Net investment income                             0.34        0.43        0.44        0.43
 Net realized and unrealized gain
 (loss) on investments                            (0.41)      (1.07)       0.22        0.32
 Total from investment operations                 (0.07)      (0.64)       0.66        0.75
 Dividends from net investment
 income                                           (0.37)      (0.44)      (0.43)      (0.45)
 Dividends from net investment
 gain on investments sold                            --       (0.15)         --          --
 Distributions declared from
 capital                                          (0.04)         --          --          --
 Total distributions                              (0.41)      (0.59)      (0.43)      (0.45)
 Net asset value at the end of the
 period                                            3.29        3.77        5.00        4.77
 Total investment return(1)                       (2.56)     (14.28)      14.46       17.08
Ratios and supplemental data
 Net assets at the end of the
 period ($000s)                                 280,413     428,903     577,351     346,919
 Ratio of expenses to average net
 assets(2)                                         2.06        2.02        2.12        2.23
 Ratio of net investment income
 to average net assets(2)                          9.42        9.20        9.18        9.14
 Portfolio turnover rate                             59         123         183         158

                                                               Class C
                                         --------------------------------------------------
                                                        Year ended October 31,
                                         2000        1999        1998        1997        1996
                                         ----        ----        ----        ----        ----
Operating performance
 Net asset value at the beginning
 of the period                          $            3.78        5.02        4.79        4.49
 Net investment income                  $            0.34        0.43        0.44        0.43
 Net realized and unrealized gain
 (loss) on investments                  $           (0.40)      (1.08)       0.22        0.32
 Total from investment operations       $           (0.06)      (0.65)       0.66        0.75
 Dividends from net investment
 income                                 $           (0.37)      (0.44)      (0.43)      (0.45)
 Dividends from net investment
 gain on investments sold               $              --       (0.15)         --          --
 Distributions declared from
 capital                                $           (0.04)         --          --          --
 Total distributions                    $           (0.41)      (0.59)      (0.43)      (0.45)
 Net asset value at the end of the
 period                                 $            3.31        3.78        5.02        4.79
 Total investment return(1)             %           (2.24)     (14.41)      14.42       17.28
Ratios and supplemental data
 Net assets at the end of the
 period ($000s)                         $          40,503      64,141      97,457      54,382
 Ratio of expenses to average net
 assets(2)                              %            2.07        2.03        2.13        2.23
 Ratio of net investment income
 to average net assets(2)               %            9.42        9.19        9.18        9.14
 Portfolio turnover rate                %              59         123         183         158

----------
(1) Assumes dividends have been reinvested and does not reflect the effect of sales charges.

(2)   Annualized for periods less than one year.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           ING Pilgrim High Total Return Fund 53

                                                                       FINANCIAL
ING PILGRIM HIGH YIELD BOND FUND                                      HIGHLIGHTS
--------------------------------------------------------------------------------


The information in the table below has been audited by Ernst & Young LLP, independent auditors.

                                                             Class A Shares(1)
                                                        ---------------------------
                                                         October 31,    October 31,
                                                           2000            1999
                                                           ----            ----
Per Share Operating Performance:
 Net asset value per share, beginning of period    $                       10.00
 From investment operations:(3)
 Net investment income                             $                        0.67
 Net realized and unrealized loss                  $                       (0.04)
 Total from investment operations                  $                        0.63
 Distributions paid from:
 Capital gain                                      $                          --
 Investment income                                 $                       (0.67)
 Total distributions                               $                       (0.67)
 Net asset value per share, end of period          $                        9.96
Ratios/Supplemental Data:
 Net assets, end of period (in thousands)          $                      30,537
 Total investment return at net asset value(4)(5)  %                        6.37
 Ratios to average net assets:(6)
 Net expenses                                      %                        1.00
 Gross expenses                                    %                        2.32
 Net investment income                             %                        7.53
 Porfolio turnover rate(5)                         %                      756.40

                                                        Class B Shares(1)           Class C Shares(1)
                                                    -------------------------   -------------------------
                                                    October 31,   October 31,   October 31,   October 31,
                                                        2000          1999          2000          1999
                                                        ----          ----          ----          ----
Per Share Operating Performance:
 Net asset value per share, beginning of period                       10.00                      10.00
 From investment operations:(3)
 Net investment income                                                 0.60                       0.62
 Net realized and unrealized loss                                     (0.05)                     (0.06)
 Total from investment operations                                      0.55                       0.56
 Distributions paid from:
 Capital gain                                                            --                         --
 Investment income                                                    (0.59)                     (0.60)
 Total distributions                                                  (0.59)                     (0.60)
 Net asset value per share, end of period                              9.96                       9.96
Ratios/Supplemental Data:
 Net assets, end of period (in thousands)                             2,374                        776
 Total investment return at net asset value(4)(5)                      5.57                       5.67
 Ratios to average net assets:(6)
 Net expenses                                                          1.72                       1.73
 Gross expenses                                                        2.64                       2.66
 Net investment income                                                 6.90                       7.01
 Porfolio turnover rate(5)                                           756.40                     756.40

----------

(1)  Class A, B and C shares commenced operations on December 15, 1998.

(2) Per share calculation is based on average number of shares outstanding during the period.

(3) Total return assumes reinvestment of all dividends and capital gain distributions, if any, and does not reflect the deduction of the applicable contingent deferred sales charges with respect to Class B and C shares. Total returns would be lower if the Fund's expenses were not waived or reimbursed.

(4)  Not annualized.

(5)  Annualized.

54 ING Pilgrim High Yield Bond Fund

FINANCIAL
HIGHLIGHTS
                                          ING PILGRIM HIGH TOTAL RETURN FUND II
--------------------------------------------------------------------------------


The information in the table below, has been audited by PricewaterhouseCoopers LLP, independent auditors.



                                                                     Class A(1)                             Class B(1)
                                                       -------------------------------------   -----------------------------------
                                                               Year ended October 31,                   Year ended October 31,
                                                       2000      1999       1998       1997    2000     1999     1998        1997
                                                       ----      ----       ----       ----    ----     ----     ----        ----
Operating performance
 Net asset value at the beginning of the period    $             4.78       5.49       5.00             4.18       5.49       5.00
 Net investment income                             $             0.43       0.50       0.28             0.21       0.47       0.25
 Net realized and unrealized (loss) on
 investments                                       $            (0.55)     (0.70)      0.53            (0.66)     (0.70)      0.53
 Total from investment operations                  $            (0.12)     (0.20)      0.81            (0.45)     (0.23)      0.78
 Dividends from net investment income              $            (0.43)     (0.48)     (0.28)           (0.20)     (0.44)     (0.25)
 Distributions declared from capital               $            (0.05)     (0.03)     (0.04)              --      (0.03)     (0.04)
 Total distributions                               $            (0.48)     (0.51)     (0.32)           (0.20)     (0.47)     (0.29)
 Net asset value at the end of the period          $             4.18       4.78       5.49             3.53       4.79       5.49
 Total investment return(2)                        %            (3.10)     (4.23)     16.53           (11.61)     (4.90)     15.91
Ratios and supplemental data
 Net assets at the end of the period ($000s)       $           20,003     40,924      8,548           66,348    168,859     38,076
 Ratio of expenses to average net assets(3)        %             1.40       1.44       1.26             2.15       2.17       1.95
 Ratio of expense reimbursement to average
 net assets(3)                                     %               --       0.01       3.36               --       0.02       0.75
 Ratio of net investment income to average
 net assets(3)                                     %             9.46       8.90       5.89            10.65       8.17       5.20
 Portfolio turnover rate                           %              110        150        164               60        150        164

                                                                        Class C(1)
                                                         ----------------------------------------
                                                                   Year ended October 31,
                                                         2000     1999         1998         1997
                                                         ----     ----         ----         ----
Operating performance
 Net asset value at the beginning of the period   $                4.79        5.50         5.00
 Net investment income                            $                0.40        0.47         0.25
 Net realized and unrealized (loss) on
 investments                                      $              (0.55)       (0.71)        0.54
 Total from investment operations                 $              (0.15)       (0.24)        0.79
 Dividends from net investment income             $              (0.41)       (0.44)       (0.25)
 Distributions declared from capital              $              (0.04)       (0.03)       (0.04)
 Total distributions                              $              (0.45)       (0.47)       (0.29)
 Net asset value at the end of the period         $               4.19         4.79         5.50
 Total investment return(2)                       %              (3.77)       (4.90)       16.12
Ratios and supplemental data
 Net assets at the end of the period ($000s)      $             31,014       53,703       12,334
 Ratio of expenses to average net assets(3)       %               2.12         2.17         1.95
 Ratio of expense reimbursement to average
 net assets(3)                                    %                 --         0.01         0.78
 Ratio of net investment income to average
 net assets(3)                                    %               8.70         8.16         5.17
 Portfolio turnover rate                          %                110          150          164


----------
(1)  Classes A, B & C commenced operations on January 31, 1997.

(2) Assumes dividends have been reinvested and does not reflect the effect of sales charges.

(3)  Annualized for periods less than one year.


                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                        ING Pilgrim High Total Return Fund II 55

                                                                       FINANCIAL
PILGRIM MONEY MARKET FUND                                             HIGHLIGHTS
--------------------------------------------------------------------------------


The information in the table below, except for the six months ended December 31, 2000, has been audited by KPMG LLP, independent auditors.

                                                                Class A                  Class B                 Class C
                                                        ------------------------ ------------------------ ----------------------
                                                         Six months               Six months               Six months
                                                           ended       Period       ended       Period       ended      Period
                                                          Dec. 31,      ended      Dec. 31,      ended      Dec. 31,     ended
                                                           2000        June 30,      2000       June 30,      2000      June 30,
                                                        (unaudited)    2000(1)    (unaudited)   2000(2)    (unaudited)   2000(2)
                                                        -----------    -------    -----------   -------    -----------   -------
Per Share Operating Performance:
 Net asset value, beginning of period               $                   1.00                     1.00                    1.00
 Income from investment operations:
 Net investment income                              $                   0.02                     0.03                    0.02
 Net realized and unrealized gains (loss) on
 investments                                        $                     --                       --                      --
 Total from investment operations                   $                   0.02                     0.03                    0.02
 Less distributions from:
 Net investment income                              $                   0.02                     0.03                    0.02
 Net realized gains on investments                  $                     --                       --                      --
 Net asset value, end of period                     $                   1.00                      .00                    1.00
 Total Return(3):                                   %                   3.58                     3.60                    3.58
Ratios/Supplemental Data:
 Net assets, end of period (000's)                  $                 75,430                   12,035                   5,431
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)     %                   0.85                     1.60                    1.60
 Gross expenses prior to expense reimbursement(4)   %                   2.28                     3.03                    3.03
 Net investment income (loss) after expense
 reimbursement(4)(5)                                %                   5.18                     3.96                    3.96


----------
(1)   Commenced operations on November 24, 1999.

(2)   Commenced operations on July 12, 1999.

(3) Total returns are not annualized for periods of less than one year and do not reflect the impact of sales charges.

(4)   Annualized for periods less than one year.


(5) The investment manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.


56 Pilgrim Money Market Fund

FINANCIAL
HIGHLIGHTS                                                 ING MONEY MARKET FUND
--------------------------------------------------------------------------------


The information in the table below has been audited by Ernst & Young LLP, independent auditors.

                                                              Class A(1)
                                                     ---------------------------
                                                     October 31,     October 31,
                                                       2000             1999
                                                       ----             ----
Per Share Operating Performance:
 Net asset value per share, beginning of period   $                      1.00
 From investment operations:(3)
 Net investment income                             $                     0.04
 Net realized and unrealized gains (loss) on
 investments                                       $                       --
 Total from investment operations                  $                     0.04
 Distributions paid from investment income         $                    (0.04)
 Net asset value per share, end of period          $                     1.00
 Net asset value per share, end of period          $                     1.00
Ratios/Supplemental Data:
 Net assets, end of period (in thousands)          $                  228,124
 Ratio of investment return at net asset value(4)  %                     3.98
 Ratios to average net assets:(6)
 Net expenses                                      %                     0.73
  Gross expenses                                   %                     1.67
 Net investment income                             %                     4.59

                                                          Class B(1)                  Class C(1)
                                                  --------------------------- --------------------------
                                                   October 31,   October 31,   October 31,   October 31,
                                                     2000          1999           2000          1999
                                                     ----          ----           ----          ----
Per Share Operating Performance:
 Net asset value per share, beginning of period                    1.00                         1.00
 From investment operations:(3)
 Net investment income                                             0.03                         0.03
 Net realized and unrealized gains (loss) on
 investments                                                         --                           --
 Total from investment operations                                  0.03                         0.03
 Distributions paid from investment income                        (0.03)                       (0.03)
 Net asset value per share, end of period                          1.00                         1.00
 Net asset value per share, end of period                          1.00                         1.00
Ratios/Supplemental Data:
 Net assets, end of period (in thousands)                         1,173                          444
 Ratio of investment return at net asset value(4)                  3.31                         3.30
 Ratios to average net assets:(6)
 Net expenses                                                      1.41                         1.41
  Gross expenses                                                   1.79                         1.78
 Net investment income                                             3.85                         3.89

----------
(1)  Class A, B and C shares commenced operations on December 15, 1998.

(2)  Unaudited.

(3) Per share calculation is based on average number of shares outstanding during the period.

(4) Total return assumes reinvestment of all dividends and capital gain distributions, if any, and does not reflect the deduction of the applicable contingent deferred sales charges with respect to Class B and C shares. Total returns would be lower if the Fund's expenses were not waived or reimbursed.

(5)  Not annualized.

(6)  Annualized.


                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                        ING Money Market Fund 57

WHERE TO GO FOR MORE INFORMATION

You'll find more information about the ING Pilgrim Funds in our:

ANNUAL/SEMI-ANNUAL REPORTS

Includes a discussion of recent market conditions and investment strategies that significantly affected performance, the financial statements and the auditors' reports (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the ING Pilgrim Funds. The SAI is legally part of this prospectus (it is incorporated by reference). A copy has been filed with the Securities and Exchange Commission (SEC). Please write or call for a free copy of the current Annual/Semi-Annual reports, the SAI or other Fund information, or to make shareholder inquiries:

THE ING PILGRIM FUNDS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at www.pilgrimfunds.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's Internet website at http://www.sec.gov

When contacting the SEC, you will want to refer to the Fund's SEC file number. The file numbers are as follows:

ING Pilgrim GNMA Income Fund, Inc.                         811-2401
ING Pilgrim Mayflower Trust                                811-7978
ING Pilgrim Government Securities Income Fund, Inc.        811-4031
ING Pilgrim Investment Funds, Inc.                         811-1939
ING Pilgrim Mutual Funds                                   811-7428
ING Funds Trust                                            811-8895

INCPROSXXXXXX-XXXXXX

March 1, 2001
Classes A, B, C and M

                                       INTERNATIONAL EQUITY FUNDS

                                       ING Pilgrim Worldwide Growth
                                       ING Pilgrim Global Corporate Leaders
                                       ING Pilgrim International Value
                                       ING Pilgrim International
                                       ING Pilgrim International Core Growth
                                       ING Pilgrim International SmallCap Growth
                                       ING Pilgrim Emerging Markets Value
                                       ING Pilgrim Emerging Countries
                                       ING Pilgrim Worldwide Emerging Markets
                                       ING Pilgrim Global Technology
                                       ING Pilgrim Global Communications
                                       ING Pilgrim Global Information Technology
                                       ING Pilgrim Asia-Pacific Equity
                                       ING Pilgrim SmallCap Asia Growth
                                       ING Pilgrim European Equity
                                       ING Pilgrim Troika Dialog Russia
                                       Precious Metals Funds
                                       ING Pilgrim Gold
                                       ING Pilgrim Silver
                                       International Income Fund
                                       ING Pilgrim Global Income

This prospectus contains important information about investing in the ING Pilgrim Funds. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit, is not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency and is affected by market fluctuations. There is no guarantee that the Funds will achieve their objectives. As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities nor has the SEC judged whether the information in this prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

                                                                 WHAT'S INSIDE
--------------------------------------------------------------------------------
OBJECTIVE
These pages contain a description of each of our Funds included in this prospectus, including its objective, investment strategy and risks.

INVESTMENT STRATEGY

You'll also find:

RISKS

HOW THE FUND HAS PERFORMED

How the Fund has performed. A chart that shows the Fund's financial performance for the past ten years (or since inception, if shorter).

What you pay to invest. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in a Fund.

An Introduction to the ING Pilgrim Funds                               1
Funds At A Glance                                                      2

INTERNATIONAL EQUITY FUNDS
ING Pilgrim Worldwide Growth                                           6
ING Pilgrim Global Corporate Leaders                                   8
ING Pilgrim International Value                                       10
ING Pilgrim International                                             12
ING Pilgrim International Core Growth                                 14
ING Pilgrim International SmallCap Growth                             16
ING Pilgrim Emerging Markets Value                                    18
ING Pilgrim Emerging Countries                                        20
ING Pilgrim Worldwide Emerging Markets                                22
ING Pilgrim Global Technology                                         24
ING Pilgrim Global Communications                                     26
ING Pilgrim Global Information Technology                             28
ING Pilgrim Asia-Pacific Equity                                       30
ING Pilgrim SmallCap Asia Growth                                      32
ING Pilgrim European Equity                                           34
ING Pilgrim Troika Dialog Russia                                      36

PRECIOUS METALS FUNDS
ING Pilgrim Gold                                                      38
ING Pilgrim Silver                                                    40

INTERNATIONAL INCOME FUND
ING Pilgrim Global Income                                             42

What You Pay to Invest                                                44
Shareholder Guide                                                     48
Management of the Funds                                               55
Dividends, Distributions and Taxes                                    59
More Information About Risks                                          60
Financial Highlights                                                  64
Where To Go For More Information                              Back cover

                                           INTRODUCTION TO THE ING PILGRIM FUNDS
--------------------------------------------------------------------------------
Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities they invest in. Please read this prospectus carefully to be sure you understand the principal risks and strategies associated with each of our Funds. You should consult the Statement of Additional Information (SAI) for a complete list of the risks and strategies.

If you have any questions about the ING Pilgrim Funds, please call your financial consultant or us at 1-800-992-0180.


This prospectus is designed to help you make informed decisions about your investments.

INTERNATIONAL EQUITY FUNDS

     ING Pilgrim offers International Equity Funds that emphasize a growth approach to international investing, as well as International Equity Funds that apply the technique of "value investing". These Funds focus on long-term growth by investing primarily in foreign equities.

     They may suit you if you:
     *    are investing for the long-term -- at least several years
     *    are looking for exposure to international markets
     *    are willing to accept higher risk in exchange for long-term growth.

PRECIOUS METALS FUNDS

     ING Pilgrim's Precious Metals Funds seek long-term growth.

     They may suit you if you:
     *    are investing for the long-term -- at least several years
     *    are looking for exposure to international markets and precious metals
     *    are willing to accept higher risk in exchange for long-term growth.

INTERNATIONAL INCOME FUND

     ING Pilgrim's Global Income Fund seeks high current income.

     It may suit you if you:
     *    want a regular stream of income
     *    want greater growth potential than a money market fund
     *    are willing to accept more risk than a money market fund.

                          If you have any questions, please call 1-800-992-0180.

Funds At A Glance

This table is a summary of the objectives, main investments and risks of each ING Pilgrim Fund. It is designed to help you understand the differences between the Funds, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Fund's investment objectives, strategies and risks, which begin on page 6.

                   FUND                                                  INVESTMENT OBJECTIVE
-------------------------------------------------------------------------------
   International   Worldwide Growth Fund                                 Long-term capital appreciation
   Equity Funds    Adviser: ING Pilgrim Investments, Inc.

                   Global Corporate Leaders Fund                         Long-term growth of capital
                   Adviser: ING Pilgrim Investments, Inc.

                   International Value Fund                              Long-term capital appreciation
                   Adviser: ING Pilgrim Investments, Inc.
                   Sub-Adviser: Brandes
                   Investment Partners, L.P.

                   International Fund                                    Long-term growth of capital
                   Adviser: ING Pilgrim Investments, Inc.

                   International Core Growth Fund                        Long-term capital appreciation
                   Adviser: ING Pilgrim Investments, Inc.

                   International SmallCap Growth Fund                    Long-term capital appreciation
                   Adviser: ING Pilgrim Investments, Inc.
                   Sub-Adviser: Nicholas-Applegate Capital Mgt.

                   Emerging Markets Value Fund                           Long-term capital appreciation
                   Adviser: ING Pilgrim Investments, Inc.
                   Sub-Adviser: Brandes Investment
                   Partners, L.P.

                   Emerging Countries Fund                               Long-term capital appreciation
                   Adviser: ING Pilgrim Investments, Inc.

                   Worldwide Emerging Markets Fund                       Long-term growth of capital
                   Adviser: ING Pilgrim Investments, Inc.

                   Global Technology Fund                                Long-term growth of capital
                   Adviser: ING Pilgrim Investments, Inc.

                   ING Global Communications Fund                        Long-term capital appreciation
                   Adviser: ING Mutual Funds Management Co. LLC
                   Sub-Adviser: ING Investment Management Advisors B.V.

                   ING Global Information Technology Fund                Long-term capital appreciation
                   Adviser: ING Mutual Funds Management Co. LLC
                   Sub-Adviser: ING Investment Management Advisors B.V.

                   Asia-Pacific Equity Fund                              Long-term capital appreciation
                   Adviser: ING Pilgrim Investments, Inc.

2

MAIN INVESTMENTS                             MAIN RISKS
--------------------------------------------------------------------------------
Equity securities of companies               Price volatility and other risks
located in countries around the              that accompany an investment in
world, which may include the U.S.,           growth-oriented foreign equities.
believed to have growth potential.           Sensitive to currency exchange
                                             rates, international political and
                                             economic conditions and other risks
                                             that affect foreign securities.

Equity securities and equity                 Price volatility and other risks
equivalents of foreign and U.S.              that accompany an investment in
companies.                                   [growth-oriented] foreign equities.
                                             Sensitive to currency exchange
                                             rates, international political and
                                             economic conditions and other risks
                                             that affect foreign securities.

Equity securities of issuers                 Price volatility and other risks
located in countries outside the             that accompany an investment in
U.S., believed to have prices below          foreign equities. Sensitive to
their long-term value.                       currency exchange rates,
                                             international political and
                                             economic conditions and other risks
                                             that affect foreign securities.

Equity securities and equity                 Price volatility and other risks
equivalents of companies outside of          that accompany an investment in
the U.S.                                     [growth-oriented] foreign equities.
                                             Sensitive to currency exchange
                                             rates, international political and
                                             economic conditions and other risks
                                             that affect foreign securities.

Equity securities of larger                  Price volatility and other risks
companies in countries around the            that accompany an investment in
world, which may include the U.S.,           growth-oriented foreign equities.
believed to have growth potential.           Sensitive to currency exchange
                                             rates, international political and
                                             economic conditions and other risks
                                             that affect foreign securities.

Equity securities of small-sized             Price volatility, liquidity and
companies in countries around the            other risks that accompany an
world, which may include the U.S.,           investment in equity securities of
believed to have growth potential.           foreign, small-sized companies.
                                             Sensitive to currency exchange
                                             rates, international political and
                                             economic conditions and other risks
                                             that affect foreign securities.

Equity securities of issuers                 Price volatility, liquidity and
located in countries with emerging           other risks that accompany an
securities markets believed to have          investment in equities from
prices below their long-term value.          emerging countries. Sensitive to
                                             currency exchange rates,
                                             international political and
                                             economic conditions and other risks
                                             that affect foreign securities.

Equity securities of issuers                 Price volatility, liquidity and
located in countries with emerging           other risks that accompany an
securities markets believed to have          investment in equities from
growth potential.                            emerging countries. Sensitive to
                                             currency exchange rates,
                                             international political and
                                             economic conditions and other risks
                                             that affect foreign securities.

Equity securities and equity                 Price volatility, liquidity and
equivalents of emerging market               other risks that accompany an
companies.                                   investment in equities from
                                             emerging countries. Sensitive to
                                             currency exchange rates,
                                             international political and
                                             economic conditions and other risks
                                             that affect foreign securities.

Equity securities or equity                  Price volatility due to
equivalents of technology or                 non-diversification and
information infrastructure related           concentration in stocks in the
companies.                                   technology sector. May be sensitive
                                             to currency exchange rates,
                                             international, political and
                                             economic conditions and other risks
                                             that affect foreign securities.

Equity securities of communications          Price volatility and risks related
companies located throughout the             to investments in equity
world, including the United States.          securities. Sensitive to currency
                                             exchange rates, international,
                                             political and economic conditions
                                             and other risks that affect foreign
                                             securities. Products and services
                                             of companies engaged in the
                                             communications sector are subject
                                             to relatively high risks of rapid
                                             obsolescence caused by scientific
                                             and technological advances.

Equity securities of information             Price volatility and risks related
technology companies located                 to investments in equity
throughout the world, including the          securities. Products and services
United States.                               of companies engaged in the
                                             information technology sector are
                                             subject to relatively high risks of
                                             rapid obsolescence caused by
                                             scientific and technological
                                             advances.

Equity securities of companies               Price volatility and other risks
based in the Asia-Pacific region,            that accompany an investment in
excluding Australia and Japan.               foreign equities and in securities
                                             of issuers in a single region.
                                             Sensitive to currency exchange
                                             rates, international political and
                                             economic conditions and other risks
                                             that affect foreign securities.

Funds At A Glance

FUND                INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
International      SmallCap Asia Growth Fund                             Long-term capital appreciation
Equity Funds       Adviser: ING Pilgrim Investments, Inc.

                   ING European Equity Fund                              Long-term capital appreciation
                   Advisor: ING Mutual Funds Management Co. LLC
                   Sub-Adviser: ING Investment Management Advisors B.V.

                   Troika Dialog Russia Fund                             Long-term capital appreciation
                   Adviser: ING Pilgrim Investments, Inc.

Precious Metals    Gold Fund                                             Capital appreciation and a hedge against the loss of
Funds              Adviser: ING Pilgrim Investments, Inc.                buying power of the U.S. Dollar

                   Silver Fund                                           Maximum total return from long-term growth of capital
                   Adviser: ING Pilgrim Investments, Inc.                and income

International      Global Income Fund                                    High current income, with capital appreciation as a
Income Fund        Adviser: ING Pilgrim Investments, Inc.                secondary objective

4

 MAIN INVESTMENTS                            MAIN RISKS
--------------------------------------------------------------------------------
Equity securities and equity                 Price volatility, liquidity and
equivalents of companies in the              other risks that accompany an
Asia region having market                    investment in equity securities of
capitalizations of less than $1              issuers in a single region.
billion.                                     Sensitive to currency exchange
                                             rates, international political and
                                             economic conditions and other risks
                                             that affect foreign securities.

Equity securities of issuers which           Price volatility and risks related
are principally traded in the                to investments in equity
European capital markets, or that            securities. Sensitive to currency
derive a majority of their total             exchange rates, international,
revenues from either goods produced          political and economic conditions
or services rendered within Europe,          and other risks that affect foreign
or that are organized under the              securities of companies in a single
laws of and have a principal office          region.
in a European country.

Equity securities of Russian                 Risk due to extremely volatile and
companies.                                   often illiquid nature of the
                                             Russian securities markets, and
                                             volatility due to
                                             non-diversification of investments.
                                             Particularly sensitive to Russian
                                             political and economic conditions,
                                             currency exchange rates, and other
                                             risks that affect funds investing
                                             in securities of a single country.
                                             Potential for expropri- ation,
                                             dilution, devaluation, default or
                                             excessive taxation by the Russian
                                             government.

Gold and securities of companies             Price volatility due to
engaged in mining or processing              non-diversification and
gold throughout the world.                   concentration in the gold/precious
                                             metals industry. The market for
                                             gold and other precious metals is
                                             widely unregulated and is located
                                             in foreign countries that have the
                                             potential for instability. Precious
                                             metals earn no income, have higher
                                             transaction/storage costs, and
                                             realize gain only with an increase
                                             in market price.

Securities of companies which are            Price volatility due to
engaged in the exploration, mining,          non-diversification and
processing, fabrication or                   concentration in stocks in the
distribution of silver and in                silver industry. The market for
silver bullion.                              silver is limited and widely
                                             unregulated and is located in
                                             foreign countries that have the
                                             potential for instability. Precious
                                             metals earn no income, have higher
                                             transaction/storage costs, and
                                             realize gain only with an increase
                                             in market price.

Foreign and domestic high yield,             Credit, liquidity, interest rate
lower rated or unrated debt                  and other risks that accompany an
securities.                                  investment in lower-quality debt
                                             securities. Particularly sensitive
                                             to credit risk during economic
                                             downturns. May also present price
                                             volatility from foreign securities.
                                             May be sensitive to currency
                                             exchange rates, international
                                             political and economic conditions,
                                             and other risks.

International
Equity Funds
-------------
                                                               Adviser
                                                               ING Pilgrim
ING PILGRIM WORLDWIDE GROWTH FUND                              Investments, Inc.
--------------------------------------------------------------------------------

OBJECTIVE
The Fund seeks maximum long-term capital appreciation.

INVESTMENT STRATEGY
Under normal conditions, the Fund invests at least 65% of its net assets in equity securities of issuers located in at least three countries, one of which may be the U.S. The Fund generally invests at least 75% of its total assets in common and preferred stocks, warrants and convertible securities. The Fund may invest in companies located in countries with emerging securities markets when the portfolio managers believe they present attractive investment opportunities.

International Component. The portfolio managers primarily use a "bottom-up" fundamental analysis to identify stocks which they believe offer good value relative to their peers in the same industry, sector or region. The portfolio managers will invest at least 65% of the Fund in assets of companies which, based upon a fundamental analysis of a company's earning prospects, they believe will experience faster earnings per share growth than that of other companies located in one or more of the same market, sector, or industry. In conducting its fundamental analysis, the portfolio managers focus on various factors, including valuation of the companies, potential catalysts to stock price appreciation, quality of management, and financial measures, especially cash flow and the cash flow return on capital. They also use a "top-down" analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors and to estimate regional market risks.

U.S. Component. The Fund normally invests in equity securities of large U.S. companies that the portfolio managers feel have above-average prospects for growth. The Fund considers a company to be large if its market capitalization corresponds at the time of purchase to the upper 90% of the S&P 500 Index. As of December 31, 2000 this meant market capitalizations in the range of $ billion to $ billion. Capitalization of companies in the S&P 500 Index will change with market conditions.

The portfolio managers emphasize a growth approach by searching for companies that they believe are managing change advantageously and may be poised to exceed growth expections. The portfolio managers focus on both a "bottom-up" analysis that evaluates the financial condition and competitiveness of individual companies and a "top-down" thematic approach and a sell discipline. The portfolio managers seek to identify themes that reflect the major social, economic and technological trends that they believe are likely to shape the future of business and commerce over the next three to five years, and seek to provide a framework for identifying the industries and companies they believe may benefit most. This "top-down" approach is combined with rigorous fundamental research (a "bottom-up" approach) to guide stock selection and portfolio structure.

From time to time, the Adviser reviews the allocation between U.S. stocks and non-U.S. stocks in the portfolio, and may rebalance the portfolio using factors that the Adviser deems appropriate.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.
--------------------------------------------------------------------------------
RISKS

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potenial for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the Adviser believes have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund may also invest in small and medium-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, more limited product and market diversification and many may be dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks, or may not favor equities at all.

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging markets countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

Inability to Sell Securities -- securities of foreign companies may trade in lower volume and may be less liquid than securities of U.S. companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Securities Lending -- There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

6         ING Pilgrim Worldwide Growth Fund

                                              ING PILGRIM WORLDWIDE GROWTH FUND
--------------------------------------------------------------------------------
HOW THE FUND HAS PERFORMED
The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)(2)

                    1991
                    1992
                    1993
                    1994      2.45
                    1995     14.74
                    1996     17.92
                    1997     17.28
                    1998     37.34
                    1999     83.52
                    2000

Best and worst quarterly performance during this period:

   quarter     :     %
   quarter     :     %

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- The Morgan Stanley Capital International World Index (MSCI World Index).


Average Annual Total Returns

                                                                          MSCI
                                                                         World
                              Class A(3)    Class B(4)    Class C(5)   Index(6)
--------------------------------------------------------------------------------
 One year, ended
 December 31, 2000     %

 Five years, ended
 December 31, 2000     %

 Since inception of
 Classes A and C(7)    %                        N/A

 Since inception
 of Class B(7)         %         N/A                           N/A

--------------------------------------------------------------------------------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) ING Pilgrim Investments, Inc. has been the Fund's investment adviser since May 24, 1999; however, prior to October 1, 2000, the Fund was advised by a sub-adviser.

(3)  Reflects deduction of sales charge of 5.75%.

(4) Reflects deduction of deferred sales charge of 5% and 1%, respectively, for 1 year and since inception returns.

(5)  Reflects deduction of a deferred sales charge of 1% for the 1 year return.

(6) The MSCI World Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(7) Classes A and C commenced operations on April 19, 1993. Class B commenced operations on May 31, 1995.

                          If you have any questions, please call 1-800-992-0180.

                                      ING Pilgrim Worldwide Growth Fund        7

International
Equity Funds
                                                               Adviser
                                                               ING Pilgrim
ING PILGRIM GLOBAL CORPORATE LEADERS FUND                      Investments, Inc.
--------------------------------------------------------------------------------

OBJECTIVE

The Fund's investment objective is to seek long-term growth of capital through investment in equity securities and equity equivalents of foreign and U.S. companies.

INVESTMENT STRATEGY
The Fund normally invests at least 65% of its total assets in a diversified portfolio of blue chip securities (including common and preferred stock, warrants and convertible securities) that the portfolio managers believe represents "corporate leaders" in their respective industries. The portfolio managers consider whether these companies have a sustainable competitive edge.

The Fund may invest in the securities of companies and governments of the following regions:

*    Asia Region (including Japan);

*    Europe;

*    Latin America;

*    Africa;

*    North America (including U.S. and Canada); and

*    Other areas and countries as the Adviser may decide from time to time.

The Fund will normally invest in at least three different countries. The Fund intends to select the countries, currencies and companies that provide the greatest potential for long-term growth.

The Fund may invest 35% of its total assets in:

* securities of smaller capitalization companies;

* debt securities; and

* other investments.

PENDING MERGER -- Subject to shareholder approval, the Fund's Board of Directors has approved the reorganization of the Fund into ING Pilgrim Worldwide Growth Fund. You could therefore ultimately hold shares of that Fund.
--------------------------------------------------------------------------------
RISKS
You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. The Fund also may invest in small and medium-sized companies, which may be more susceptible to price swings because they have fewer financial resources, more limited product and market diversification, and many are dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the large company value securities in which the Fund invests. Rather, the market could favor growth-oriented stocks or small company stocks, or may not favor equities at all.

Inability to Sell Securities -- securities of smaller companies trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging markets countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

Debt securities -- the value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities.

8         ING Pilgrim Global Corporate Leaders Fund

                                      ING PILGRIM GLOBAL CORPORATE LEADERS FUND
--------------------------------------------------------------------------------
HOW THE FUND HAS PERFORMED
The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)(2)

                    1991     15.55
                    1992     -3.55
                    1993     31.88
                    1994      1.84
                    1995     10.69
                    1996     16.43
                    1997      6.90
                    1998     19.06
                    1999     39.06
                    2000

Best and worst quarterly performance during this period:

   quarter     :     %

   quarter     :     %

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- The Morgan Stanley Capital International World Index (MSCI World Index).

Average Annual Total Returns

                                               MSCI
                                              World
                              Class A(3)     Index(4)
                             ------------   ---------
 One year, ended
 December 31, 2000     %

 Five years, ended
 December 31, 2000     %

 Ten years, ended
 December 31, 2000     %

--------------------------------------------------------------------------------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 31, 2000, the Fund's outstanding shares were classified as "Class A" shares.

(3)  Reflects deduction of sales charge of 5.75%.

(4) The MSCI World Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East.

                          If you have any questions, please call 1-800-992-0180.

                              ING Pilgrim Global Corporate Leaders Fund        9

International Equity Funds
                                                              Adviser
                                                              ING Pilgrim
                                                              Investments, Inc.
                                                              Sub-Adviser
                                                              Brandes Investment
                                                              Partners, L.P.
ING PILGRIM INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------

OBJECTIVE

The Fund seeks long-term capital appreciation.

INVESTMENT STRATEGY
The Fund invests primarily in foreign companies with market capitalizations greater than $1 billion, but it may hold up to 25% of its assets in companies with smaller market capitalizations.

The portfolio managers apply the technique of "value investing" by seeking stocks that their research indicates are priced below their long-term value.

The Fund holds common stocks, preferred stocks, American, European and Global depository receipts, as well as convertible securities.

Under normal circumstances, the Fund will invest at least 65% of its total assets in securities of companies located in at least three countries other than the U.S. The Fund may invest up to the greater of:

*    20% of its assets in any one country or industry, or,

* 150% of the weighting of the country or industry in the Morgan Stanley Capital International Europe, Australia and Far East (MSCI EAFE) Index, as long as the Fund meets any industry concentration or diversification requirements under the Investment Company Act.
--------------------------------------------------------------------------------
RISKS
You could lose money on an investment in the Fund. The Fund's investments may be affected by the following additional risks:

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. However, the Fund may also invest in small and medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the value-oriented stocks in which the Fund invests. Rather, the market could favor growth-oriented stocks, or may not favor equities at all.

Inability to Sell Securities -- securities of smaller companies and some foreign companies may trade in lower volume and may be less liquid than securities of larger, more established companies or U.S. companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

10        ING Pilgrim International Value Fund

                                           ING PILGRIM INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------
HOW THE FUND HAS PERFORMED
The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Return (%)(1)

                    1991
                    1992
                    1993
                    1994
                    1995
                    1996     15.23
                    1997     17.86
                    1998     13.46
                    1999     51.49
                    2000

Best and worst quarterly performance during this period:

   quarter     :     %

   quarter     :     %

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- The Morgan Stanley Capital International Europe, Australia and Far East Index (MSCI EAFE Index).

Average Annual Total Returns
                                                                           MSCI
                                                                           EAFE
                           Class A(2)     Class B(3)     Class C(4)     Index(5)
--------------------------------------------------------------------------------
 One year, ended
 December 31, 2000      %

 Five years ended
 December 31, 2000      %                     N/A

 Since inception of
 Classes A and C(6)     %                     N/A

 Since inception
 of Class B(6)          %      N/A                           N/A

--------------------------------------------------------------------------------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2)  Reflects deduction of sales charge of 5.75%

(3) Reflects deduction of deferred sales charge of 5% and 3%, respectively, for 1 year and since inception returns.

(4)  Reflects deduction of a deferred sales charge of 1% for the 1 year return.

(5) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East.

(6) Classes A and C commenced operations on March 6, 1995. Class B commenced operations on April 18, 1997.

                          If you have any questions, please call 1-800-992-0180.

                                 ING Pilgrim International Value Fund         11

International Equity Funds
                                                               Adviser
                                                               ING Pilgrim
                                                               Investments, Inc.
ING PILGRIM INTERNATIONAL FUND
--------------------------------------------------------------------------------

OBJECTIVE
The Fund's investment objective is to seek long-term growth of capital through investment in equity securities and equity equivalents of companies outside of the U.S.

INVESTMENT STRATEGY
Under normal conditions, the Fund invests at least 65% of its net assets in equity securities of issuers located in countries outside of the U.S. The Fund generally invests at least 75% of its total assets in common and preferred stocks, warrants and convertible securities. The Fund may invest in companies located in countries with emerging securities markets when the portfolio managers believe they present attractive investment opportunities. The Fund also may invest up to 35% of its assets in securities of U.S. issuers, including investment-grade debt securities.

The portfolio managers primarily use "bottom-up" fundamental analysis to identify stocks which they believe offer good value relative to their peers in the same industry, sector or region. They also use "top-down" analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors and to estimate regional market risks. In conducting its fundamental analysis, the portfolio managers focus on various factors, including valuation of the companies, catalysts to stock price appreciation, quality of management and financial measures, especially cash flow and the cash flow return on capital.

--------------------------------------------------------------------------------
RISKS
You could lose money on an investment in the Fund. The Fund's investments may be affected by the following additional risks:

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. However, the Fund may also invest in small and medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the securities in which the Fund invests.

Debt securities -- the value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities.

Inability to Sell Securities -- securities of smaller and foreign companies trade in lower volume and may be less liquid than securities of larger U.S. companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

12        ING Pilgrim International Fund

                                                 ING PILGRIM INTERNATIONAL FUND
--------------------------------------------------------------------------------
HOW THE FUND HAS PERFORMED
The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)(2)

                    1991
                    1992
                    1993
                    1994      5.87
                    1995      5.77
                    1996     13.57
                    1997      1.61
                    1998     19.02
                    1999     47.58
                    2000

Best and worst quarterly performance during this period:

   quarter     :     %

   quarter     :     %

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- The Morgan Stanley Capital International Europe, Australia and Far East Index (MSCI EAFE Index).

Average Annual Total Returns
                                                  MSCI
                                                  EAFE
                              Class A(3)(4)     Index(5)
--------------------------------------------------------------------------------
 One year, ended
 December 31, 2000     %

 Five years, ended
 December 31, 2000     %

 Since inception of
 Class A(6)            %

--------------------------------------------------------------------------------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 31, 2000, the Fund's outstanding shares were classified as "Class A" shares.

(3) This table shows the performance of the Class A shares of the Fund. Class B and Class C shares of the Fund did not have a full year's performance during the period ended December 31, 2000.

(4)  Reflects deduction of sales charge of 5.75%.

(5) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia, and the Far East.

(6)  Class A commenced operations on January 3, 1994.

                          If you have any questions, please call 1-800-992-0180.

                                        ING Pilgrim International Fund        13

International Equity Funds
                                                               Adviser
                                                               ING Pilgrim
                                                               Investments, Inc.
ING PILGRIM INTERNATIONAL CORE GROWTH FUND
--------------------------------------------------------------------------------

OBJECTIVE
The Fund seeks maximum long-term capital appreciation.

INVESTMENT STRATEGY
Under normal conditions, the Fund invests at least 65% of its net assets in equity securities of issuers located in countries outside the U.S. The Fund generally invests at least 75% of its total assets in common and preferred stocks, warrants and convertible securities. The Fund may invest in companies located in countries with emerging securities markets when the portfolio managers believe they present attractive investment opportunities. The Fund may also invest up to 35% of its assets in securities of U.S. issuers, including investment-grade debt securities.

In pursuing the Fund's investment strategy, the portfolio managers primarily use a "bottom-up" fundamental analysis to identify stocks which they believe offer good value relative to their peers in the same industry, sector or region. The portfolio managers will invest 65% of the Fund in asset of companies which, based upon a fundamental analysis of a company's earnings prospects, they believe will experience faster earnings per share growth than that of other companies located in one or more of the same market, sector, or industry. In conducting its fundamental analysis, the portfolio managers focus on various factors, including valuation of the companies, potential catalysts to stock price appreciation, quality of management and financial measures, especially cash flow and the cash flow return on capital. They also use a "top-down" analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors and to estimate regional market risks.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

--------------------------------------------------------------------------------
RISKS
You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the Adviser believes have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund invests in large companies, which sometimes have more stable prices than smaller companies.

Market Trends -- from time to time, the stock market may not favor the growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or smaller company stocks, or may not favor equities at all.

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

Securities Lending -- There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

14        ING Pilgrim International Core Growth Fund

                                     ING PILGRIM INTERNATIONAL CORE GROWTH FUND
--------------------------------------------------------------------------------
HOW THE FUND HAS PERFORMED
The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)(2)

                    1991
                    1992
                    1993
                    1994
                    1995
                    1996
                    1997
                    1998     20.92
                    1999     66.69
                    2000

Best and worst quarterly performance during this period:

   quarter     :     %

   quarter     :     %

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- The Morgan Stanley Capital International Europe, Australia and Far East Index (MSCI EAFE Index).

Average Annual Total Returns
                                                                           MSCI
                                                                           EAFE
                           Class A(3)     Class B(4)     Class C(5)     Index(6)
--------------------------------------------------------------------------------
 One year, ended
 December 31, 2000      %

 Since inception(7)     %

--------------------------------------------------------------------------------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) ING Pilgrim Investments, Inc. has been the Fund's investment adviser since May 24, 1999; however, prior to October 1, 2000, the Fund was advised by a Sub-Adviser.

(3)  Reflects deduction of sales charge of 5.75%.

(4) Reflects deduction of deferred sales charge of 5% and 3% respectively for 1 year and since inception returns.

(5)  Reflects deduction of a deferred sales charge of 1% for the 1 year return.

(6) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East.

(7)  The Fund commenced operations on February 28, 1997.

                          If you have any questions, please call 1-800-992-0180.

                           ING Pilgrim International Core Growth Fund         15

International Equity Funds
                                                              Adviser
                                                              ING Pilgrim
                                                              Investments, Inc.
                                                              Sub-Adviser
                                                              Nicholas-Applegate
                                                              Capital Management
ING PILGRIM INTERNATIONAL SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

OBJECTIVE
The Fund seeks maximum long-term capital appreciation.

INVESTMENT STRATEGY
Under normal conditions, the Fund invests at least 65% of its total assets in securities of small companies located outside the U.S. The Fund may invest up to 35% of its total assets in U.S. issuers.

The Fund invests primarily in smaller-capitalized companies ("small cap stocks") located worldwide. In the opinion of the Fund's Sub-Adviser, small cap stocks are those whose stock market capitalizations are predominantly in the bottom 25% of publicly traded companies as measured by stock market capitalizations in over 50 countries. The market capitalization ranges of the various countries' small cap stocks may vary greatly due to fluctuating currency values, differences in the size of the respective economies, and movements in the local stock markets.

The Fund normally invests at least 75% of its total assets in common and preferred stocks, warrants and convertible securities. The Fund may invest in companies located in countries with emerging securities markets when the Sub-Adviser believes they present attractive investment opportunities.

The Fund's Sub-Adviser emphasizes a growth approach by searching for successful, growing companies that are managing change advantageously and poised to exceed growth expectations. It focuses on a "bottom-up" analysis that evaluates the financial conditions and competitiveness of individual companies worldwide. It uses a blend of traditional fundamental research of individual securities, calling on the expertise of many external analysts in different countries throughout the world, and a computer intensive ranking system that analyzes and ranks securities. The Sub-Adviser seeks to uncover signs of "change at the margin" -- positive business developments which are not yet fully reflected in a company's stock price.

In analyzing specific companies for possible investment, the Sub-Adviser ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The Sub-Adviser usually considers whether to sell a particular security when any of those factors materially changes.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.
--------------------------------------------------------------------------------
RISKS
You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the Sub-Adviser believes have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund invests in small companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the small-cap growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or large company stocks, or may not favor equities at all.

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

Inability to Sell Securities -- securities of smaller and foreign companies trade in lower volume and may be less liquid than securities of larger U.S. companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Securities Lending -- There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

16        ING Pilgrim International SmallCap Growth Fund

                                 ING PILGRIM INTERNATIONAL SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------
HOW THE FUND HAS PERFORMED
The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)(2)

                    1991
                    1992
                    1993
                    1994
                    1995      5.51
                    1996     17.58
                    1997     13.46
                    1998     35.57
                    1999    121.93
                    2000

Best and worst quarterly performance during this period:

   quarter     :     %

   quarter     :     %

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Salomon Europe Pacific, Australia and Composite Market Index (Salomon EPAC EM Index).

Average Annual Total Returns
                                                                         Salomon
                                                                           EPAC
                                                                            EM
                           Class A(3)     Class B(4)     Class C(5)     Index(6)
--------------------------------------------------------------------------------
 One year, ended
 December 31, 2000      %

 Five years, ended
 December 31, 2000      %

 Since inception of
 Classes A and C(7)     %                    N/A

 Since inception
 of Class B(7)          %      N/A                           N/A

--------------------------------------------------------------------------------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) Prior to May 24, 1999, Nicholas-Applegate Capital Management was the adviser, rather than Sub-Adviser, to the Fund.

(3)  Reflects deduction of sales charge of 5.75%.

(4) Reflects deduction of deferred sales charge of 5% and 1%, respectively, for 1 year and since inception returns.

(5)  Reflects deduction of a deferred sales charge of 1% for the 1 year return.

(6) The Salomon EPAC EM Index is an unmanaged index that measures the performance of securities of smaller-capitalization companies in 22 countries excluding the U.S. and Canada.

(7) Classes A and C commenced operations on August 31, 1994. Class B commenced operations on May 31, 1995.

                          If you have any questions, please call 1-800-992-0180.

                       ING Pilgrim International SmallCap Growth Fund         17

International Equity Funds
                                                              Adviser
                                                              ING Pilgrim
                                                              Investments, Inc.
                                                              Sub-Adviser
                                                              Brandes Investment
                                                              Partners, L.P.
ING PILGRIM EMERGING MARKETS VALUE FUND
--------------------------------------------------------------------------------

OBJECTIVE

The Fund seeks long-term capital appreciation.

INVESTMENT STRATEGY
The Fund invests primarily in companies located in countries with emerging markets, including companies that may be smaller and lesser-known.

The portfolio managers apply the technique of "value investing" by seeking stocks that their research indicates are priced below their long-term value.

The Fund may invest in common stocks, preferred stocks, American, European and Global depositary receipts, as well as convertible securities.

Under normal market conditions, the Fund will invest at least 65% of its total assets in securities of companies located in countries with emerging markets. Countries with emerging markets include those countries that are generally considered to be emerging market countries by the international financial community. The Fund may invest up to the greater of:

*    20% of its assets in any one country or industry, or,

* 150% of the weighting of the country or industry in the Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index, as long as the Fund meets any industry concentration or diversification requirements under the Investment Company Act.

PENDING MERGER -- Subject to shareholder approval, the Fund's Board of Trustees has approved the reorganization of the Fund into ING Pilgrim Emerging Countries Fund. You could therefore ultimately hold shares of that Fund.

--------------------------------------------------------------------------------
RISKS
You could lose money on an investment in the Fund. The Fund's investments may be affected by the following additional risks:

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. For emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund may invest in smaller companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the value-oriented stocks in which the Fund invests. Rather, the market could favor growth-oriented stocks, or may not favor equities at all.

Inability to Sell Securities -- securities of smaller and emerging market companies trade in lower volume and may be less liquid than securities of companies in larger, more established markets. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

18        ING Pilgrim Emerging Markets Value Fund

                                        ING PILGRIM EMERGING MARKETS VALUE FUND
--------------------------------------------------------------------------------
HOW THE FUND HAS PERFORMED
The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Return (%)(1)

                    1991
                    1992
                    1993
                    1994
                    1995
                    1996
                    1997
                    1998    -22.58
                    1999     67.11
                    2000

Best and worst quarterly performance during this period:

   quarter     :     %

   quarter     :     %

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- The Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF Index).

Average Annual Total Return
                                                                           MSCI
                                                                           EMF
                           Class A(2)     Class B(3)     Class C(4)     Index(5)
--------------------------------------------------------------------------------
 One year, ended
 December 31, 2000      %

 Since Inception(6)     %

--------------------------------------------------------------------------------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2)  Reflects deduction of sales charge of 5.75%

(3) Reflects deduction of deferred sales charge of 5% and 3%, respectively, for 1 year and since inception returns.

(4)  Reflects deduction of a deferred sales charge of 1% for the 1 year return.

(5) The MSCI EMF Index is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world.

(6)  The Fund commenced operations on January 1, 1998.

                          If you have any questions, please call 1-800-992-0180.

                              ING Pilgrim Emerging Markets Value Fund         19

International Equity Funds
                                                               Adviser
                                                               ING Pilgrim
                                                               Investments, Inc.
ING PILGRIM EMERGING COUNTRIES FUND
--------------------------------------------------------------------------------

OBJECTIVE
The Fund seeks maximum long-term capital appreciation.

INVESTMENT STRATEGY
The Fund invests at least 65% of its net assets in securities of issuers located in at least three countries with emerging securities markets. Countries with emerging securities markets are those countries which generally are considered to be emerging market countries by the international financial community.

The Fund may invest up to 35% of its total assets in securities of U.S. and other developed market issuers, including investment-grade debt securities of U.S. issuers. Under normal conditions, the Fund invests at least 75% of its total assets in common and preferred stocks, warrants and convertible securities.

In selecting securities located in emerging market countries, the Adviser uses a "bottom-up" fundamental analysis to identify companies which it believes have good earnings growth prospects and that can be bought at a price which seems reasonable. To help in this process, the Adviser scores the emerging markets stocks on a wide range of quantitive and qualitative measures, with particular attention paid to long-term and short-term earnings growth prospects and valuation measures. The Adviser seeks securities of emerging market issuers which are relatively liquid and covered by professional securities analysts.

In selecting stocks in developed markets, the portfolio managers seek the most attractive opportunities in such markets. For such securities, the portfolio managers use "bottom-up" analysis to choose companies which offer good value relative to their peers in the same industry, sector or region. They also use "top-down" analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors and to estimate regional market risks. In conducting their fundamental analysis, the portfolio managers focus on various matters, including valuation of the companies, potential catalysts to stock price appreciation, quality of management, and financial measures, especially cash flow and cash flow return on capital.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

--------------------------------------------------------------------------------
RISKS
You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the Adviser believes have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund may invest in small and medium-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the growth securities in which the Fund invests, or may not favor equities at all.

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. Investments in emerging market countries are generally riskier than other kinds of foreign investments, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

Inability to Sell Securities -- securities of emerging market companies trade in lower volume and may be less liquid than securities of companies in larger, more established markets. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Securities Lending -- There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

20        ING Pilgrim Emerging Countries Fund

                                            ING PILGRIM EMERGING COUNTRIES FUND
--------------------------------------------------------------------------------
HOW THE FUND HAS PERFORMED
The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)(2)

                    1991
                    1992
                    1993
                    1994
                    1995      6.34
                    1996     27.50
                    1997      9.44
                    1998    -22.19
                    1999     75.80
                    2000

Best and worst quarterly performance during this period:

   quarter     :     %

   quarter     :     %

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- The Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF Index).

Average Annual Total Returns
                                                                           MSCI
                                                                           EMF
                           Class A(3)     Class B(4)     Class C(5)     Index(6)
--------------------------------------------------------------------------------
 One year, ended
 December 31, 2000      %

 Five years, ended
 December 31, 2000      %

 Since inception of
 Classes A and C(7)     %                     N/A

 Since inception
 of Class B(7)          %      N/A                           N/A

--------------------------------------------------------------------------------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) ING Pilgrim Investments, Inc. has been the Fund's investment adviser since May 24, 1999; however, prior to October 1, 2000, the Fund was advised by a sub-adviser.

(3)  Reflects deduction of sales charge of 5.75%.

(4) Reflects deduction of deferred sales charge of 5% and 1%, respectively, for 1 year and since inception returns.

(5)  Reflects deduction of a deferred sales charge of 1% for the 1 year return.

(6) The MSCI EMF Index is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world.

(7) Classes A and C commenced operations on November 28, 1994. Class B commenced operations on May 31, 1995.

                          If you have any questions, please call 1-800-992-0180.

                                  ING Pilgrim Emerging Countries Fund         21

International Equity Funds
                                                               Adviser
                                                               ING Pilgrim
                                                               Investments, Inc.
ING PILGRIM WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

OBJECTIVE

The Fund's investment objective is to seek long-term growth of capital primarily through investment in equity securities and equity equivalents of emerging market companies.

INVESTMENT STRATEGY
The Fund will invest at least 65% of its total assets according to its investment objective. The Fund's definition of emerging markets includes, but is not limited to, the following:

Africa -- Botswana, Egypt, Ghana, Ivory Coast, Kenya, Mauritius, Morocco, Namibia, South Africa, Swaziland, Tunisia, Zambia and Zimbabwe;

Asia: -- Bahrain, Bangladesh, China, Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan and Thailand;

Europe -- Croatia, Cyprus, Czech Republic, Estonia, Finland, Greece, Hungary, Latvia, Lithuania, Poland, Portugal, Romania, Russia, Slovakia and Slovenia;

The Middle East -- Israel, Jordan, Lebanon, Oman and Turkey;

Latin America -- Argentina, Bolivia, Brazil, Chile, Colombia, Ecuador, Mexico, Nicaragua, Peru and Venezuela.

The Adviser considers an emerging markets company to be any company domiciled in an emerging market country, or any company that derives 50% or more of its total revenue from either goods or services produced or sold in countries with emerging markets.

The Fund may invest the remaining 35% of its assets in equity securities without regard to whether the issuer qualifies as an emerging market company, investment-grade debt securities denominated in the currency of an emerging market country or issued or guaranteed by an emerging market company or the government of an emerging market country or short-term or medium-term investment grade debt securities.

The Fund's investment approach is to focus on positive returns through long-term capital gains. The investment strategy is based on a "top-down" approach that compares macro trends, such as economics, politics, industry trends, and commodity trends on a relative basis. Countries are grouped regionally and globally and ranked based on their macro scores. Once specific countries are identified as relative outperformers, specific companies are selected as investments. The selection process for selecting individual companies is based on fundamental research, industry themes, and identifying specific catalysts for growth.

PENDING MERGER -- Subject to shareholder approval, the Fund's Board of Directors has approved the reorganization of the Fund into ING Pilgrim Emerging Countries Fund. You could therefore ultimately hold shares of that Fund.

--------------------------------------------------------------------------------
RISKS
You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund may invest in small and medium-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the securities in which the Fund invests, or may not favor equities at all.

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. Investments in emerging market countries are generally riskier than other kinds of foreign investments, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

Inability to Sell Securities -- securities of emerging market companies trade in lower volume and may be less liquid than securities of companies in larger, more established markets. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Debt securities -- the value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities.

22        ING Pilgrim Worldwide Emerging Markets Fund

                                    ING PILGRIM WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------
HOW THE FUND HAS PERFORMED
The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)(2)(3)


                    1991     24.19
                    1992      3.77
                    1993     63.37
                    1994    -13.81
                    1995     -5.93
                    1996      7.38
                    1997    -11.40
                    1998    -29.06
                    1999    112.58
                    2000

Best and worst quarterly performance during this period:

   quarter     :     %

   quarter     :     %

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that two broad measures of market performance -- The Morgan Stanley Capital International Emerging Markets Free Index (MSCI Emerging Markets Free Index) and the MSCI EAFE Index.

Average Annual Total Returns
                                               MSCI         MSCI
                                                EMF         EAFE
                              Class A(4)     Index(5)     Index(6)
--------------------------------------------------------------------------------
 One year, ended
 December 31, 2000     %

 Five years, ended
 December 31, 2000     %

 Ten years, ended
 December 31, 2000     %

--------------------------------------------------------------------------------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund. Lexington Management Corporation engaged a sub-adviser to manage the Fund until June 7, 2000. Prior to July 26, 2000, the Fund's shares were sold on a no-load basis. Effective July 31, 2000, the Fund's outstanding shares were classified as "Class A" shares.

(3) Prior to June 17, 1991, the Fund operated under a different investment objective.

(4)  Reflects deduction of sales charge of 5.75%.

(5) The MSCI EMF Index is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world.

(6) The Morgan Stanley Capital International Europe, Australia and Far East (MSCI EAFE) Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia, and the Far East.

                          If you have any questions, please call 1-800-992-0180.

                           ING Pilgrim Worldwide Emerging Markets Fund        23

International Equity Funds
                                                               Adviser
                                                               ING Pilgrim
                                                               Investments, Inc.
ING PILGRIM GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

OBJECTIVE
The Fund's investment objective is to seek long term growth of capital. This objective may not be changed without the approval of shareholders, and there is no assurance that the Fund will achieve its objective.

INVESTMENT STRATEGY
The Fund seeks to achieve its objective by investing at least 80% of its total assets in equity securities or equity equivalents (including common and preferred stocks, warrants and convertible securities) of technology or information infrastructure related companies of any capitalization. The Adviser considers technology or information infrastructure related companies to be in the following industries within the technology or information sectors: biotechnology, broadcasting and media content, computers, electronic components and equipment, electronic commerce and data services, data processing, information systems, internet, medical technology, networking, office automation, on-line services, semiconductors, semiconductor capital equipment, server hardware producers, software companies, telecommunications, telecommunications equipment and services, and companies involved in the distribution, servicing, science and development of these industries.

The Fund expects that such companies will be located within Africa, Asia, Europe, the Middle East and Latin America. However, the Fund is not limited to these countries and may invest in any country so long as it meets the Fund's objective. Many of the regions in which the Fund will invest will include emerging market countries.

The Fund's portfolio managers use a "bottom-up" approach in stock selection focusing on those companies that they believe have rising earnings expectations and rising valuations. The Fund seeks growth companies with long-term capital appreciation potential. In selecting individual securities the Adviser looks for companies that it believes display or are expected to display the following characteristics:

*    Robust growth prospects

*    High profit margins or return on capital

*    Attractive valuations relative to expected earnings or cash flow

*    Quality management

*    Unique technological and competitive advantages

The Fund generally sells a stock if the Adviser believes that its target price has been reached, its earnings are disappointing, its revenue growth has slowed or its underlying fundamentals have deteriorated. In addition, the Adviser will overlay a top-down macro economic and political screening process in order to assess country specific risks and enhance returns. The Fund may invest in larger, more established companies or in smaller or unseasoned companies.

The Fund may invest the remaining 20% of its assets in investment-grade debt securities of any maturity denominated in U.S. or foreign currencies.

PENDING MERGER -- Subject to shareholder approval, the Fund's Board of Directors has approved the reorganization of the Fund into ING Pilgrim Global Information Technology Fund. You could therefore ultimately hold shares of that Fund.

--------------------------------------------------------------------------------
RISKS

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund may invest in small and medium-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. Investments in emerging market countries are generally riskier than other kinds of foreign investments, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

Risks of Concentration in the Technology Sector -- because the Fund's investments are concentrated in the technology sector, the value of the Fund may be subject to greater volatility than a fund with a portfolio that is less concentrated. If the securities of companies in the technology sector fall out of favor, the Fund could underperform funds that focus on other types of companies. In addition, investments in companies in the rapidly changing fields of technology and science face special risks such as competitive pressures and technological obsolescence and may be subject to greater governmental regulation than many other industries.

Non-Diversification Risk -- the Fund is a non-diversified investment company. There is additional risk associated with being non-diversified, since a greater proportion of the Fund's total assets may be invested in a single company.

Debt securities -- the value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities.


24        ING Pilgrim Global Technology Fund

                                             ING PILGRIM GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED
The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)(2)


                    1991
                    1992
                    1993
                    1994
                    1995
                    1996
                    1997
                    1998
                    1999
                    2000


Best and worst quarterly performance during this period:

   quarter     :     %

   quarter     :     %

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- The Pacific Stock Exchange Technology Index (PSE Technology Index).

Average Annual Total Returns

                                           PSE
                                Class    Technology
                                 A(3)      Index(4)
--------------------------------------------------------------------------------
 One year, ended
 December 31, 2000     %                   21.04

 Since inception       %         --         --
--------------------------------------------------------------------------------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) Prior to August 1, 2000, Lexington Management Corporation served as the adviser to the Fund. Lexington Management Corporation engaged a sub-adviser to manage the Fund until June 7, 2000. Prior to August 1, 2000, the Fund's shares were sold on a no-load basis. Effective July 31, 2000, the Fund's outstanding shares were classified as "Class A" shares.

(3)  Reflects a deduction of sales charge of 5.75%.

(4) The PSE Technology Index is a price-weighted index of the top 100 U.S. technology stocks.

                          If you have any questions, please call 1-800-992-0180.

                                    ING Pilgrim Global Technology Fund        25

International Equity Funds
                                                        Adviser
                                                        ING Mutual Funds
                                                        Management Co. LLC
                                                        Sub-Adviser
                                                        ING Investment
                                                        Management Advisors B.V.
ING PILGRIM GLOBAL COMMUNICATIONS FUND
--------------------------------------------------------------------------------

OBJECTIVE
The Fund seeks to provide investors with long-term capital appreciation.

INVESTMENT STRATEGY
Under normal market conditions, the Fund will operate as a diversified fund and invest at least 65% of its total assets in a portfolio of equity securities of communications companies. This portion of the portfolio will have investments located in at least three different countries, including the United States. As a general matter, the Fund expects these investments to be in common stocks of large, mid-sized and small companies.

The Fund considers communications companies to be those that derive at least 50% of their total revenues or earnings from designing, developing, operating, financing, manufacturing or providing the following activities, products and services: communications equipment and service (including equipment and services for both data and voice transmission); electronic components and equipment; broadcast (including television and radio, satellite, microwave and cable television); computer equipment, mobile telecommunications and cellular radio and paging; electronic mail; local and wide area networking and linkage of work and data processing systems (collectivley, "communications activities").

The Sub-Adviser believes that because of rapid advances in communications, investment in companies within this sector should offer substantial opportunities for long-term capital appreciation. The communications area has exhibited and continues to demonstrate rapid growth, both through increasing demand for existing products and services and the broadening of the technology market. Generally, the Sub-Adviser's overall stock selection for the Fund will be based on an assessment of the company's fundamental prospects. The Sub-Adviser anticipates, however, that a portion of the Fund's holdings will be invested in newly issued securities being sold in the primary or secondary market.

The Sub-Adviser combines broad industry analysis and "bottom-up" company analysis to identify the stocks of companies it believes will become tomorrow's communications leaders. In choosing investments for the Fund, the Sub-Adviser first identifies themes that address industry and technological changes. Using intensive fundamental research, the Sub-Adviser then analyzes individual companies worldwide to find those firms most likely to benefit from the selected investment themes.
--------------------------------------------------------------------------------
RISKS
You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potenial for greater long-term growth than most debt securities, they generally have higher volatility. The Fund may also invest in small and medium-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, more limited product and market diversification and many may be dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks, or may not favor equities at all.

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. Investments in emerging markets countries are generally riskier than other kinds of foreign investments, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

Industry Concentration -- as a result of the Fund concentrating its assets in securities related to a particular industry, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

Communications Technology Risk -- communications companies are generally subject to the rate of change in technology, which is higher than other industries. In addition, products and services of companies engaged in the communications industry are subject to relatively high risks of rapid obsolescence caused by scientific and technological advances. Swings in investor psychology or significant trading by large institutional investors can result in significant price fluctuations and stock price declines.

Governmental Regulation -- certain communications industries, such as the telecommunications industry, may be subject to greater governmental regulation than


26        ING Pilgrim Global Communications Fund

                                         ING PILGRIM GLOBAL COMMUNICATIONS FUND
--------------------------------------------------------------------------------

many other industries. Accordingly, such industries may be subject to changes in governmental policies and the need for regulatory approvals may have a material effect on the products and services offered. Telephone operating companies in the United States, for example, are subject to both federal and state regulation affecting permitted rates of return and the kinds of services that may be offered.
--------------------------------------------------------------------------------
HOW THE FUND HAS PERFORMED
The Fund does not have a performance history because it has not yet commenced operation.

                          If you have any questions, please call 1-800-992-0180.

                                      ING Pilgrim Global Communications Fund  27

International Equity Funds
                                                        Adviser
                                                        ING Mutual Funds
                                                        Management Co. LLC
                                                        Sub-Adviser
                                                        ING Investment
                                                        Management Advisors B.V.
ING PILGRIM GLOBAL INFORMATION TECHNOLOGY FUND
--------------------------------------------------------------------------------

OBJECTIVE
The Fund seeks to provide investors with long-term capital appreciation.

INVESTMENT STRATEGY
Under normal market conditions, the Fund will operate as a diversified fund and invest at least 65% of its total assets in a portfolio of equity securities of information technology companies. The Fund defines information technology companies as those companies that derive at least 50% of their total revenues or earnings from information technology, hardware or software, or related consulting and services industries. This portion of the portfolio will have investments located in at least three different countries, including the United States. As a general matter, the Fund expects these investments to be in common stocks of large, mid-sized and small companies.

The Sub-Adviser believes that because of rapid advances in information technology, investment in companies within this sector should offer substantial opportunities for long-term capital appreciation. The information technology area has exhibited and continues to demonstrate rapid growth, both through increasing demand for existing products and services and the broadening of the technology market. Generally, the Sub-Adviser's overall stock selection for the Fund will be based on an assessment of the company's fundamental prospects. The Sub-Adviser anticipates, however, that a portion of the Fund's holdings will be invested in newly issued securities being sold in the primary or secondary market.

The Sub-Adviser combines broad industry analysis and "bottom-up" company analysis to identify the stocks of companies it believes will become tomorrow's information technology leaders. In choosing investments for the Fund, the Sub-Adviser first identifies themes that address industry and technological changes. Using intensive fundamental research, the Sub-Adviser then analyzes individual companies worldwide to find those firms most likely to benefit from the selected investment themes.
--------------------------------------------------------------------------------
RISKS
You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potenial for greater long-term growth than most debt securities, they generally have higher volatility. The Fund may also invest in small and medium-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, more limited product and market diversification and many may be dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks, or may not favor equities at all.

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. Investments in emerging markets countries are generally riskier than other kinds of foreign investments, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

Industry Concentration -- as a result of the Fund concentrating its assets in securities related to a particular industry, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

Information Technology Risk -- information technology companies are generally subject to the rate of change in technology, which is higher than other industries. In addition, products and services of companies engaged in the information technology industry are subject to relative high risks of rapid obsolescence caused by scientific and technological advances. Swings in investor psychology or significant trading by large institutional investors can result in significant price fluctuations and stock price declines.


28        ING Pilgrim Global Information Technology Fund

                                 ING PILGRIM GLOBAL INFORMATION TECHNOLOGY FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)

                    1991
                    1992
                    1993
                    1994
                    1995
                    1996
                    1997
                    1998
                    1999    140.15
                    2000

Best and worst quarterly performance during this period:

    quarter   :     %

    quarter   :     %

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- The Goldman Sachs Technology Industry Composite Index.

Average Annual Total Returns
                                                              Goldman
                                                               Sachs
                                                               Tech.
                                                             Industry
                               Class     Class     Class      Comp.
                                A(2)      B(3)      C(4)     Index(5)
--------------------------------------------------------------------------------
 One year, ended
 December 31, 2000      %       --        --        --         --

 Since inception(6)     %       --        --        --         --
--------------------------------------------------------------------------------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2)  Reflects deduction of sales charge of 5.75%

(3) Reflects deduction of deferred sales charge of 5% and 3%, respectively, for 1 year and since inception returns..

(4)  Reflects deduction of deferred sales charge of 1% for the 1 year return

(5) The Goldman Sachs Technology Industry Composite Index is a widely recongnized, unmanaged index of technology stocks.

(6)  Classes A, B and C commenced operations on December 15, 1998.

                          If you have any questions, please call 1-800-992-0180.

                        ING Pilgrim Global Information Technology Fund        29

International Equity Funds
                                                               Adviser
                                                               ING Pilgrim
                                                               Investments, Inc.
ING PILGRIM ASIA-PACIFIC EQUITY FUND
--------------------------------------------------------------------------------

OBJECTIVE

The Fund seeks long-term capital appreciation.

INVESTMENT STRATEGY

The Fund normally invests at least 65% of its total assets in equity securities listed on stock exchanges in countries in the Asia-Pacific region or issued by companies based in this region. Asia-Pacific countries in which the Fund invests include, but are not limited to, China, Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand, but do not include Japan and Australia. The equity securities in which the Fund may invest include common stock, convertible securities, preferred stock, warrants, American Depositary Receipts, European Depositary Receipts and other depositary receipts.

The Adviser bases investment decisions on a disciplined approach that takes into consideration the following factors: a macroeconomic overview of the region, specific country analysis, setting target country weightings, evaluation of industry sectors within each country, and selection of specific stocks. In selecting specific securities, the Adviser emphasizes a value approach that seeks growth at a reasonable price. This approach involves analysis of such fundamental factors as absolute rates of change of earnings growth, earnings growth relative to the market and industry, quality of earnings and stability of earnings growth, quality of management and product line, interest rate sensitivity and liquidity of the stock.

The criteria used by the Fund to determine whether an issuer is based in the Asia-Pacific region are: the country in which the issuer was organized; the country in which the principal securities market for that issuer is located; the country in which the issuer derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed; or the country in which at least 50% of the issuer's assets are located.
--------------------------------------------------------------------------------
RISKS
You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

Market Trends -- from time to time, the stock market may not favor the value securities in which the Fund invests. Rather, the market could favor growth-oriented stocks, or may not favor equities at all.

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

Risks of the Asia-Pacific Region -- the Asia-Pacific region includes countries in various stages of economic development, including emerging market countries. In 1997 and 1998, securities markets in Asian countries suffered significant downturns and volatility, and currencies lost value in relation to the U.S. dollar. Currency devaluation in any one country may have a significant effect on the entire region. Increased political or social unrest in some or all Asian countries could cause further economic and market uncertainty.

Risks of Concentration -- because the Fund concentrates on a single region of the world, the Fund's performance may be more volatile than that of a Fund that invests globally. If Asia-Pacific securities fall out of favor, it may cause the Fund to underperform funds that focus on other types of stocks.

Inability to Sell Securities -- securities of emerging market companies trade in lower volume and may be less liquid than securities of companies in larger, more established markets. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

30        ING Pilgrim Asia-Pacific Equity Fund

                                           ING PILGRIM ASIA-PACIFIC EQUITY FUND
--------------------------------------------------------------------------------
HOW THE FUND HAS PERFORMED
The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)

                    1991
                    1992
                    1993
                    1994
                    1995
                    1996      9.46
                    1997    -43.73
                    1998    -15.51
                    1999     74.41
                    2000

Best and worst quarterly performance during this period:

   quarter     :     %

   quarter     :     %

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- Morgan Stanley Capital International Far East Free ex-Japan Index (MSCI Far East ex-Japan Index).

Average Annual Total Returns
                                                                          MSCI
                                                                        Far East
                                                                          Free
                                                                        ex-Japan
                           Class A(2)     Class B(3)     Class M(4)     Index(5)
--------------------------------------------------------------------------------
One year, ended
December 31, 2000      %

Five years, ended
December 31, 2000      %

Since inception(6)     %

--------------------------------------------------------------------------------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2)  Prior to January 2, 2001, the Fund was managed by a sub-adviser.

(2)  Reflects deduction of sales charge of 5.75%.

(3) Reflects deduction of deferred sales charge of 5% and 1%, respectively, for 1 year and since inception returns.

(4)  Reflects deduction of sales charge of 3.5% for the 1 year return.

(5) The MSCI Far East ex-Japan Index is an unmanaged index that measures the performance of securities listed on exchanges in the Far East markets, excluding Japan.

(6)  The Fund commenced operations on September 1, 1995.

                          If you have any questions, please call 1-800-992-0180.

                                 ING Pilgrim Asia-Pacific Equity Fund         31

International Equity Funds
                                                               Adviser
                                                               ING Pilgrim
                                                               Investments, Inc.
ING PILGRIM SMALLCAP ASIA GROWTH FUND
--------------------------------------------------------------------------------

OBJECTIVE
The Fund's investment objective is to seek long-term capital appreciation primarily by investing in equity securities and equity equivalents of companies in the Asia Region having market capitalizations of less than $1 billion.

INVESTMENT STRATEGY
The Fund will normally invest at least 65% of its total assets in equity securities and equity equivalents (including common and preferred stocks, warrants and convertible securities) of smaller companies in the Asia Region. The Fund will primarily invest in listed securities but may also invest in unlisted securities.

The Fund intends to invest primarily in companies which:

*    have proven management;

*    are undervalued and under-researched by the investment community;

*    are within industry sectors with strong growth prospects; and

* which have potential investment returns that are superior to the Asian market as a whole.

The Fund may invest 35% of its total assets in:

*    companies with market capitalizations of $1 billion or more;

*    companies outside the Asia Region (e.g. Australia or New Zealand); and

*    Investment-grade debt securities of any maturity

*    The Fund considers the following countries to be in the Asia Region:
     Bangladesh, China, Hong Kong, India, Indonesia, Korea, Malaysia, Pakistan, The Philippines, Singapore, Sri Lanka, Vietnam, Taiwan and Thailand. The Fund considers a company to be within the Asia Region if its principal securities' trading market is located in the Asia Region. The Fund will normally invest in at least three different countries. The Fund does not intend to invest in Japanese securities.

During times that the Adviser believes that stock of smaller companies presents undue risk, the Fund may adopt a defensive investment posture, and invest in equity securities and equity equivalents of medium and large companies in the Asia region. At a meeting held on December 8, 2000, the Adviser informed the Fund's Board of Directors that the Fund likely will continue to be invested primarily in such securities for the immediate future, and potentially through the reorganization of the Fund with the ING Pilgrim Asia-Pacific Equity Fund, to the extent warranted by market conditions. At times that the Fund is primarily invested in securities of medium and large companies, it will not realize capital appreciation from a primary investment in smaller companies.

PENDING MERGER -- Subject to shareholder approval, the Fund's Board of Directors has approved the reorganization of the Fund into ING Pilgrim Asia-Pacific Equity Fund. You could therefore ultimately hold shares of that Fund.

--------------------------------------------------------------------------------
RISKS

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

The Fund invests in small companies, which may be more susceptible to price swings than larger companies because they may have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the securities in which the Fund invests.

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

Risks of the Asia Region -- the Asia region includes countries in various stages of economic, development, including emerging market countries. In 1997 and 1998, securities markets in Asian countries suffered significant downturns and volatility, and currencies lost value in relation to the U.S. dollar. Currency devaluation in any one country may have a significant effect on the entire region. Increased political or social unrest in some or all Asian countries could cause further economic and market uncertainty.

Risks of Concentration -- because the Fund concentrates on a single region of the world, the Fund's performance may be more volatile than that of a Fund that invests globally. If Asian securities fall out of favor, it may cause the Fund to underperform funds that focus on other types of stocks.

Inability to Sell Securities -- securities of smaller and emerging market companies trade in lower volume and may be less liquid than securities of companies in larger, more established markets. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Debt securities -- the value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in intrest rates, usually making them more volatile than debt securities with shorter maturities.

32        ING Pilgrim SmallCap Asia Growth Fund

                                          ING PILGRIM SMALLCAP ASIA GROWTH FUND
--------------------------------------------------------------------------------
HOW THE FUND HAS PERFORMED
The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)(2)(3)


                    1991
                    1992
                    1993
                    1994
                    1995
                    1996     25.50
                    1997    -42.32
                    1998    -19.41
                    1999     57.29
                    2000

Best and worst quarterly performance during this period:

    quarter   :     %

    quarter   :     %

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that two broad measures of market performance -- The Morgan Stanley Capital International Far East Free ex Japan Index (MSCI Far East Free ex-Japan Index) and The Morgan Stanley Capital International Europe, Australia and Far East Index (MSCI EAFE Index).

Average Annual Total Returns
                                                         MSCI             MSCI
                                                    Far East Free         EAFE
                                Class A(4)(5)     ex Japan Index(6)     Index(7)
--------------------------------------------------------------------------------
 One year, ended
 December 31, 2000          %

 Five years, ended
 December 31, 2000          %

 Since inception of
 Class A(8)                 %

--------------------------------------------------------------------------------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and another firm served as sub-adviser to the Fund. Prior to July 26, 2000, the Fund's shares were sold on a no-load basis. Effective July 31, 2000, the Fund's outstanding shares were classified as "Class A" shares.

(3)  Prior to January 2, 2001, the Fund was advised by a sub-adivser.

(4) This table shows the per-formance of the Class A shares of the Fund. Class B shares of the Fund did not have a full year's performance during the period ended December 31, 2000.

(5)  Reflects deduction of sales charge of 5.75%.

(6) The MSCI Far East Free ex Japan Index is an unmanaged index that measures the performance of securities listed on exchanges in the Far East markets except Japan.

(7) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia, and the Far East.

(8)  Class A commenced operations on July 3, 1995.

                          If you have any questions, please call 1-800-992-0180.

                                 ING Pilgrim SmallCap Asia Growth Fund        33

International Equity Funds
                                                        Adviser
                                                        ING Mutual Funds
                                                        Management Co. LLC
                                                        Sub-Adviser
                                                        ING Investment
                                                        Management Adivsors B.V.
ING PILGRIM EUROPEAN EQUITY FUND
--------------------------------------------------------------------------------

OBJECTIVE
The Fund seeks to provide investors with long-term capital appreciation.

INVESTMENT STRATEGY
Under normal market conditions, the Fund will operate as a diversified fund and invest at least 65% of its total assets in a portfolio of equity securities of European issuers. The Sub-Adviser considers European issuers to be companies whose securities are principally traded in the European capital markets, that derive at least 50% of their total reveues or earnings from either goods produced or services rendered in countries located in Europe, regardless of where the securities of such companies are principally traded, or that are organized under the laws of and have a principal office in a European country. As a general matter, the Fund expects these investments to be in common stocks of large companies whose market capitalizations are generally in excess of $10 billion.

In choosing investments for the Fund, the Sub-Adviser employs a highly disciplined, five-step investment process that seeks to identify underpriced earnings growth in European companies. The five steps are:

* First, the Sub-Adviser ranks possible investments according to trading volume and liquidity relative to their peers;

* Second, the Sub-Adviser performs additional screens to determine which companies should be further researched;

* Third, the Sub-Adviser performs fundamental analysis of cyclical and non-cyclical market sectors and companies to identify underpriced earnings or cash flow growth.

*    Fourth, the Sub-Adviser determines portfolio weightings within each sector.

* Finally, the Sub-Adviser continuously monitors the portfolio to maintain favorable risk-reward relationships.
--------------------------------------------------------------------------------
RISKS
You could lose money on an investment in the The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potenial for greater long-term growth than most debt securities, they generally have higher volatility. The Fund may also invest in small and medium-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, more limited product and market diversification and many may be dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks, or may not favor equities at all.

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. Investments in emerging market countries are generally riskier than other kinds of foreign investments partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

34        ING Pilgrim European Equity Fund

                                               ING PILGRIM EUROPEAN EQUITY FUND
--------------------------------------------------------------------------------


HOW THE FUND HAS PERFORMED
The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)


                    1991
                    1992
                    1993
                    1994
                    1995
                    1996
                    1997
                    1998
                    1999     18.59
                    2000

Best and worst quarterly performance during this period:

    quarter   :     %

    quarter   :     %

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- FT-Europe Index.

Average Annual Total Returns(5)
                                                                      FT-Europe
                          Class A(2)     Class B(3)     Class C(4)     Index(5)
--------------------------------------------------------------------------------

 One year ended
 December 31, 2000    %      --             --             --             --

 Since inception(6)   %      --             --             --             --
--------------------------------------------------------------------------------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2)  Reflects deduction of sales charge of 5.75%.

(3) Reflects deduction of deferred sales charge of 5% and 3%, respectively, for 1 year and since inception returns.

(4)  Reflects deduction of a deferred sales charge of 1% for the 1 year return.

(5) The FT-Europe Index is widely recognized, unmanaged index of European stock markets.

(6)  Classes A, B and C commenced operations on December 15, 1998.

                          If you have any questions, please call 1-800-992-0180.

                                      ING Pilgrim European Equity Fund        35

International Equity Funds
                                                               Adviser
                                                               ING Pilgrim
                                                               Investments, Inc.
ING PILGRIM TROIKA DIALOG RUSSIA FUND
--------------------------------------------------------------------------------

OBJECTIVE

The Fund's investment objective is to seek long-term capital appreciation through investment primarily in equity securities of Russian companies.

INVESTMENT STRATEGY
The Fund seeks to achieve its objective by investing at least 65% of its total assets in equity securities (including common and preferred stocks, warrants and convertible securities) of Russian companies. The portfolio manager may invest in companies with any market capitalization. The Fund may invest the other 35% of its total assets in debt securities issued by Russian companies and debt securities issued or guaranteed by the Russian government without any restrictions based on investment quality or maturity of the debt securities. The Fund may also invest in the equity securities of issuers outside of Russia which the Fund believes will experience growth in revenue and profits from participation in the development of the economies of the former Soviet Union.

When the Fund anticipates unusual market or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the Fund avoid losses, but may mean lost opportunities.
--------------------------------------------------------------------------------
RISKS
You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Risks of Investing in Securities of Russian Companies

The following risks apply to all mutual funds that invest in securities of Russian companies including ING Pilgrim Troika Dialog Russia Fund.

Political Risk -- Since the breakup of the Soviet Union in 1991, Russia has experienced and continues to experience dramatic political and social change. Russia is undergoing a rapid transition from a centrally-controlled command system to a more market-oriented democratic model. The Fund may be affected unfavorably by political developments, social instability, changes in government policies, and other political and economic developments.

Market Concentration and Liquidity Risk -- The Russian securities markets are substantially smaller, less liquid and more volatile than the securities markets in the United States. A few issuers represent a large percentage of market capitalization and trading volume. Due to these factors and despite the Fund's policy on liquidity, it may be difficult for the Fund to buy or sell some securities because of the poor liquidity.

Lack of Reliable Financial Information -- There may not be available reliable financial information which has been prepared and audited in accordance with U.S. or Western European generally accepted accounting principles and auditing standards.

Unfavorable Actions -- There is the potential for unfavorable action such as expropriation, dilution, devaluation, default or excessive taxation by the Russian government or any of its agencies or political subdivisions with respect to investments in Russian securities by or for the benefit of foreign entities.

The Fund's investments will include investments in Russian companies that have characteristics and business relationships common to companies outside of Russia, and as a result, outside economic forces may cause fluctuations in the value of securities held by the Fund.

Settlement and Custody Risk -- Ownership of shares in Russian companies is recorded by the companies themselves and by registrars instead of through a central registration system. It is possible that the Fund's ownership rights could be lost through fraud or negligence. Since the Russian banking institutions and registrars are not guaranteed by the state, the Fund may not be able to pursue claims on behalf of the Fund's shareholders.

Risks of Concentration -- because the Fund concentrates on a single region of the world, the Fund's performance may be more volatile than that of a fund that invests globally. If Russian securities fall out of favor, it may cause the Fund to underperform funds that focus on other types of stocks.

Lower Quality Debt Securities -- Junk bonds are highly speculative. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of issuers of securities to make principal and interest payments than with higher-grade debt securities.

Non-Diversification Risk -- The Fund is a non-diversified investment company. There is additional risk associated with being non-diversified, since a greater proportion of the Fund's total assets may be invested in a single company.

Debt Securities -- The value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities.

36        ING Pilgrim Troika Dialog Russia Fund

                                          ING PILGRIM TROIKA DIALOG RUSSIA FUND
--------------------------------------------------------------------------------
HOW THE FUND HAS PERFORMED
The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)(2)

                    1991
                    1992
                    1993
                    1994
                    1995
                    1996
                    1997     67.50
                    1998    -82.99
                    1999    159.76
                    2000

Best and worst quarterly performance during this period:

   quarter     :     %

   quarter     :     %

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that two broad measures of market performance -- the Moscow Times Index and the Russian Trading System Index.

Average Annual Total Returns
                                                                        Russian
                                                             Moscow     Trading
                                                             Times      System
                                          Class A(3)(4)     Index(5)    Index(6)
-------------------------------------------------------------------------------
 One year, ended
 December 31, 2000                 %

 Since inception of Class A(7)     %

-------------------------------------------------------------------------------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 31, 2000, the Fund's outstanding shares were classified as "Class A" shares. Prior to January 2, 2001, the Fund was advised by a sub-adviser.

(3)  This table shows the performance of the Class A shares of the Fund.

(4)  Reflects deduction of sales charge of 5.75%.

(5) The Moscow Times Index is an unmanaged index that measures the performance of 50 Russian stocks considered to represent the most liquid and most highly capitalized Russian stocks.

(6) The Russian Trading System Index is a capitalization-weighted index that is calculated in U.S. dollars. The index is comprised of 100 stocks traded on the Russian Trading System.

(7)  Class A commenced operations on July 3, 1996.

                          If you have any questions, please call 1-800-992-0180.

                                 ING Pilgrim Troika Dialog Russia Fund        37

Precious Metals Funds
                                                               Adviser
                                                               ING Pilgrim
                                                               Investments, Inc.
ING PILGRIM GOLD FUND
--------------------------------------------------------------------------------

OBJECTIVE
The Fund's investment objective is to attain capital appreciation and hedge against the loss of buying power of the U.S. Dollar as may be obtained through investment in gold and securities of companies engaged in mining or processing gold throughout the world.

INVESTMENT STRATEGY
The Fund normally invests at least 65% of the value of its total assets in gold bullion and the equity securities of companies engaged in the exploration, mining, processing, fabrication or distribution of gold ("gold-related companies"). The Fund may invest the remaining 35% of its total assets in other precious metal, including silver, platinum, and palladium, and in the equity securities of companies engaged in the exploration, mining, processing, fabrication or distribution of other precious metals or materials. From time to time, the Fund invests to in silver bullion or the common stock of companies engaged in the exploration, mining, processing, fabrication or distribution of silver ("silver-related companies"). The Fund may also invest in other types of securities, including convertible securities, preferred stocks, bonds, notes and warrants, of gold-related companies, silver-related companies, or companies related to other precious metals. The Fund intends to invest less than half of the value of its assets directly in bullion or other direct forms of gold, silver, and other precious metals (as opposed to securities).

The Fund's performance and ability to meet its objective will be largely dependent on the market value of gold, and, to a lesser degree, silver and other precious metals. A substantial portion of the Fund's investment will be in the securities of foreign issuers.
--------------------------------------------------------------------------------
RISKS
You could lose money on an investment in the Fund. The Fund's investments may be affected by the following additional risks:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

Precious Metals Risk -- the Fund's focus on precious metals and precious metal stocks may expose the investor to additional risks. Precious metal prices can swing sharply in response to cyclical economic conditions, political events or the monetary policies of various countries. The supply and demand for gold may vary widely and may be affected by actions of governments or their agencies or national banks, all of which may affect the price of a precious metal or a related company. Under current U.S. tax law, the Fund may not receive more than 10% of its yearly income from selling precious metals or any other physical commodity. That law may require the Fund, for example, to hold precious metals when it would rather sell, or to sell other securities when it would rather hold them -- both may cause investment losses or lost opportunities for profit. Direct investments in precious metals such a bullion have the following characteristics: they earn no income; transaction and storage costs may be higher than for securities; and the Fund will realize gain only with an increase in the market price.

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging, market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

Non-Diversification Risk -- The Fund is a non-diversified investment company. There is additional risk associated with being non-diversified, since a greater proportion of the Fund's total assets may be invested in a single company.

38        ING Pilgrim Gold Fund

                                                          ING PILGRIM GOLD FUND
--------------------------------------------------------------------------------
HOW THE FUND HAS PERFORMED
The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)(2)

                    1991     -6.14
                    1992    -20.51
                    1993     86.96
                    1994     -7.28
                    1995     -1.89
                    1996      7.84
                    1997    -42.98
                    1998     -6.39
                    1999      8.58
                    2000

Best and worst quarterly performance during this period:

   quarter     :     %

   quarter     :     %

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that two broad measures of market performance -- Standard & Poor's 500 Stock Price Index (S&P 500 Index) and Gold Bullion.

Average Annual Total Returns
                                              S&P 500        Gold
                              Class A(3)     Index(4)     Bullion(5)
--------------------------------------------------------------------------------
 One year, ended
 December 31, 2000     %

 Five years, ended
 December 31, 2000     %

 Ten years, ended
 December 31, 2000     %

--------------------------------------------------------------------------------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 31, 2000, the Fund's outstanding shares were classified as "Class A" shares.

(3)  Reflects deduction of sales charge of 5.75%.

(4) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization U.S. companies.

(5)  Gold Bullion is a commodity traded on the New York Mercantile Exchange.

                          If you have any questions, please call 1-800-992-0180.

                                                 ING Pilgrim Gold Fund        39

Precious Metals Funds
                                                               Adviser
                                                               ING Pilgrim
                                                               Investments, Inc.
ING PILGRIM SILVER FUND
--------------------------------------------------------------------------------

OBJECTIVE
The Fund's investment objective is to maximize total return on its assets from long-term growth of capital and income principally through investment in a portfolio of securities which are engaged in the exploration, mining, processing, fabrication or distribution of silver ("silver-related companies") and in silver bullion.

INVESTMENT STRATEGY
The Fund will seek to achieve its objective through investment in common stocks of established silver-related companies and in silver bullion which have the potential for long-term growth of capital or income, or both. The common stocks of silver-related companies in which the Fund intends to invest may or may not pay dividends. The Fund may also invest in other types of securities of silver-related companies including convertible securities, preferred stocks, bonds, notes and warrants. The Fund invests primarily in companies with a large market capitalization, but may also invest in mid- and small-size companies. When the Adviser believes that the return on debt securities will equal or exceed the return on common stocks, the Fund may, in pursuing its objective of maximizing growth and income, substantially increase its holding in investment-grade debt securities of any maturity.

The securities in which the Fund invests include issues of established silver-related companies domiciled in the United States, Canada and Mexico as well as other silver producing countries throughout the world. At least 80% of the Fund's assets will be invested in established silver-related companies which have been in business more than three years. Approximately 80% of silver is provided as a by-product or co-product of other mining operations, such as gold mining. The Fund has the ability to significantly increase its exposure to silver by increasing its holding of silver bullion.

PENDING MERGER -- Subject to shareholder approval, the Fund's Board of Directors has approved the reorganization of the Fund into ING Pilgrim Gold Fund. You could therefore ultimately hold shares of that Fund.

--------------------------------------------------------------------------------
RISKS
You could lose money on an investment in the Fund. The Fund's investments may be affected by the following additional risks:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

Precious Metals Risk -- the Fund's focus on precious metals and precious metal stocks may expose the investor to additional risks. The market for silver is relatively limited, the sources of silver are concentrated in countries that have the potential for instability and the market for silver is widely unregulated. As a result, the price of silver, and therefore the Fund, may fluctuate significantly. Precious metal investments have the following characteristics: they earn no income; transaction and storage costs may be higher; and the Fund will realize gain only with an increase in the market price.

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging, market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries: It may also be more difficult to buy and sell securities in emerging market countries.

Debt securities -- the value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities.

Non-Diversification Risk -- The Fund is a non-diversified investment company. There is additional risk associated with being non-diversified, since a greater proportion of the Fund's total assets may be invested in a single company.

40        ING Pilgrim Silver Fund

                                                        ING PILGRIM SILVER FUND
--------------------------------------------------------------------------------
HOW THE FUND HAS PERFORMED
The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)(2)

                    1991
                    1992    -19.01
                    1993     76.52
                    1994     -8.37
                    1995     12.37
                    1996      2.38
                    1997     -8.05
                    1998    -29.64
                    1999      8.70
                    2000

Best and worst quarterly performance during this period:

   quarter     :     %

   quarter     :     %

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that two broad measures of market performance -- Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) and Silver Bullion.

Average Annual Total Returns
                                                          S&P 500       Silver
                                          Class A(3)     Index(4)     Bullion(5)
--------------------------------------------------------------------------------
 One year, ended
 December 31, 2000                 %

 Five years, ended
 December 31, 2000                 %

 Since inception of Class A(6)     %

--------------------------------------------------------------------------------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 31, 2000, the Fund's outstanding shares were classified as "Class A" shares.

(3)  Reflects deduction of sales charge of 5.75%.

(4) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization U.S. companies.

(5)  Silver Bullion is a commodity traded on the New York Mercantile Exchange.

(6)  Class A commenced operations on January 2, 1992.

                          If you have any questions, please call 1-800-992-0180.

                                               ING Pilgrim Silver Fund        41

International Income Fund
                                                               Adviser
                                                               ING Pilgrim
                                                               Investments, Inc.
ING PILGRIM GLOBAL INCOME FUND
--------------------------------------------------------------------------------

OBJECTIVE

The Fund's investment objective is to seek high current income. Capital appreciation is a secondary objective. The Fund invests in a combination of foreign and domestic high-yield, lower rated or unrated debt securities.

INVESTMENT STRATEGY
The Fund invests in a variety of foreign and domestic high yield, lower rated or unrated debt securities.

The Fund, under normal conditions, invests substantially all of its assets in lower rated or unrated debt securities of domestic companies, companies in developed foreign countries, and companies in emerging markets. The credit quality of the foreign debt securities which the Fund intends to buy is generally equal to U.S. corporate debt securities known as "junk bonds". The debt securities in which the Fund invests consist of bonds, notes, debentures and other similar instruments. The Fund may invest in debt securities issued by foreign governments, their agencies and instrumentalities, central banks, commercial banks and other corporate entities. The Fund may invest up to 100% of its total assets in domestic and foreign debt securities that are rated below investment grade or are of comparable quality. The Fund may also invest in securities that are in default as to payment of principal and/or interest, and bank loan participations and assignments.

The Fund's investment strategy stresses diversification to help reduce the Fund's price volatility. Global fixed income securities are divided into four categories. The categories reflect whether the securities are U.S. dollar denominated or not and whether borrowers are in developed markets or emerging markets. The Fund then seeks to select the best values in each of these four segments. The balance the Fund maintains between these sectors attempts to limit the price volatility.

The Fund may invest in debt securities of any maturity, although the portfolio manager expects to invest in long-term debt instruments.

PENDING MERGER -- Subject to shareholder approval, the Fund's Board of Trustees has approved the reorganization of the Fund into ING Pilgrim Strategic Income Fund. You could therefore ultimately hold shares of that Fund.

--------------------------------------------------------------------------------
RISKS
You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Credit Risk -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This Fund may be subject to more credit risk than other income funds because it invests in high yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments. This is especially true during periods of economic uncertainty or economic downturns.

Changes in Interest Rates -- the value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long term maturities. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

Inability to Sell Securities -- high yield securities may be less liquid than higher quality investments. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund. A security in the lowest rating categories, that is unrated, or whose credit rating has been lowered may be particularly difficult to sell. Valuing less liquid securities involves greater exercise of judgment and may be more subjective than valuing securities using market quotes.

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. Investments in emerging markets countries are generally riskier than other kinds of foreign investments, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

42        ING Pilgrim Global Income Fund

                                                 ING PILGRIM GLOBAL INCOME FUND
--------------------------------------------------------------------------------
Non-Diversification Risk -- The Fund is a non-diversified investment company. There is additional risk associated with being non-diversified, since a greater proportion of the Fund's total assets may be invested in a single company.

HOW THE FUND HAS PERFORMED
The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)(2)(3)

                    1990      6.62
                    1991     10.03
                    1992      6.51
                    1993     10.90
                    1994     -6.52
                    1995     20.10
                    1996     13.33
                    1997      5.00
                    1998      8.21
                    1999      -.31

Best and worst quarterly performance during this period:

   quarter     :     %

   quarter     :     %

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Brothers Global Treasury Index.

Average Annual Total Returns
                                                Lehman Brothers
                                                Global Treasury
                              Class A(4)(5)        Index(6)
--------------------------------------------------------------------------------
 One year, ended
 December 31, 2000     %

 Five years, ended
 December 31, 2000     %

 Ten years, ended
 December 31, 2000     %

--------------------------------------------------------------------------------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 31, 2000, the Fund's outstanding shares were classified as "Class A" shares.

(3) Prior to December 31, 1994, the Fund operated under a different investment objective.

(4) This table shows the performance of the Class A shares of the Fund. Class B and Class C shares of the Fund did not have a full year's performance during the period ended December 31, 2000.

(5)  Reflects deduction of sales charge of 4.75%.

(6) The Lehman Brothers Global Treasury Index is an unmanaged index that is comprised of 19 countries with an average maturity of 7.46%. The index is overweighted in the U.S. and Japan, 27% and 25%, respectively. The average coupon is 5.37%. The index returns are calculated in three ways: U.S. Dollar, hedged U.S. Dollar, and local returns (local currencies). The modified adjusted duration of the index is 5.5 years.

                          If you have any questions, please call 1-800-992-0180.

                                        ING Pilgrim Global Income Fund        43

WHAT YOU PAY TO INVEST
-----------------------------------------------------------------------------
There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the Fund. The tables that follow show the fees and expenses for each of the ING Pilgrim Funds.

Fees You Pay Directly

                                                   Class A      Class B(1)    Class C(1)       Class M(1)
---------------------------------------------------------------------------------------------------------
Maximum sales charge on your investment
 (as a % of offering price) %

International Equity Funds and Precious Metals
 Funds                                              5.75(2)        none           none            3.50(2)

International Income Fund                           4.75(2)        none           none            3.25(2)

Maximum deferred sales charge (as a % of purchase or sales price, whichever is less)

All Funds                                           none(3)        5.00(4)        1.00(5)         none

Redemption fee (as a % of amount redeemed, if applicable)

Global Technology Fund and Troika Dialog
Russia Fund                                         2.00(6)         N/A            N/A             N/A

(1)  Not all Funds offer Classes B, C and M. Please page 48.

(2)  Reduced for purchases of $50,000 and over. Please see page 49.

(3) A contingent deferred sales charge of no more than 1% may be assessed on redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. Please see page 49.

(4) Imposed upon redemption within 6 years from purchase. The fee has scheduled reductions after the first year. Please see page 49.

(5)  Imposed upon redemption within 1 year from purchase.

(6) The 2.0% redemption fee applies only to shares held less than 90 days for Global Technology Fund and less than 365 days for Troika Dialog Russia Fund.

Operating Expenses Paid Each Year by the Funds(1)
(as a % of average net assets)

Class A
                                                       Distribution                    Total
                                                        and Service                     Fund       Fee Waiver
                                        Management        (12b-1)         Other      Operating         by           Net
 Fund                                       Fee            Fees         Expenses      Expenses     Adviser(2)     Expenses
--------------------------------------------------------------------------------------------------------------------------
Worldwide Growth                 %          1.00            0.35          --            --            --            --
Global Corporate Leaders         %          1.00            0.25          --            --            --            --
International Value              %          1.00            0.30          --            --            --            --
International                    %          1.00            0.25          --            --            --            --
International Core Growth        %          1.00            0.35          --            --            --            --
International SmallCap Growth    %          1.00            0.35          --            --            --            --
Emerging Markets Value           %          1.00            0.30          --            --            --            --
Emerging Countries               %          1.25            0.35          --            --            --            --
Worldwide Emerging Markets       %          1.00            0.25          --            --            --            --
Global Technology                %          1.25            0.25          --            --            --            --
Global Communications            %          1.00            0.35          --            --            --            --
Global Information Technology    %          1.25            0.35          --            --            --            --
Asia-Pacific Equity              %          1.25            0.25          --            --            --            --
SmallCap Asia Growth             %          1.25            0.25          --            --            --            --
European Equity                  %          1.15            0.35          --            --            --            --
Troika Dialog Russia             %          1.25            0.25          --            --            --            --
Gold                             %          0.95            0.25          --            --            --            --
Silver                           %          1.00            0.25          --            --            --            --
Global Income                    %          1.00            0.25          --            --            --            --

44 What You Pay to Invest

                                                         WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

Operating Expenses Paid Each Year by the Funds(1)
(as a % of average net assets)

Class B(3)
                                                Distribution                  Total
                                                and Service                   Fund     Fee Waiver
                                  Management      (12b-1)         Other     Operating     by           Net
Fund                                 Fee           Fees          Expenses    Expenses   Adviser(2)  Expenses
------------------------------------------------------------------------------------------------------------
Worldwide Growth                  %  1.00          1.00             --           --        --           --
International Value               %  1.00          1.00             --           --        --           --
International                     %  1.00          1.00             --           --        --           --
International Core Growth         %  1.00          1.00             --           --        --           --
International SmallCap Growth     %  1.00          1.00             --           --        --           --
Emerging Markets Value            %  1.00          1.00             --           --        --           --
Emerging Countries                %  1.25          1.00             --           --        --           --
Global Communications             %  1.00          1.00             --           --        --           --
Global Information Technology     %  1.25          1.00             --           --        --           --
Asia-Pacific Equity               %  1.25          1.00             --           --        --           --
SmallCap Asia Growth              %  1.25          1.00             --           --        --           --
European Equity                   %  1.15          1.00             --           --        --           --
Global Income                     %  1.00          1.00             --           --        --           --

Class C(4)
                                                 Distribution                     Total
                                                  and Service                     Fund         Fee Waiver
                                 Management        (12b-1)          Other       Operating          by           Net
Fund                               Fee              Fees          Expenses       Expenses       Adviser(2)     Expenses
-----------------------------------------------------------------------------------------------------------------------
Worldwide Growth                  %  1.00           1.00             0.32             --            --            --
International Value               %  1.00           1.00             0.41             --            --            --
International                     %  1.00           1.00             0.70             --            --            --
International Core Growth         %  1.00           1.00             0.81             --            --            --
International SmallCap Growth     %  1.00           1.00             0.32             --            --            --
Emerging Markets Value            %  1.00           1.00             0.91             --            --            --
Emerging Countries                %  1.25           1.00             0.74             --            --            --
Global Communications             %  1.00           1.00              --              --            --            --
Global Information Technology     %  1.25           1.00              --              --            --            --
European Equity                   %  1.15           1.00              --              --            --            --
Global Income                     %  1.00           1.00             0.51             --            --            --

Class M
                                         Distribution                 Total
                                         and Service                  Fund         Fee Waiver
                         Management      (12b-1)         Other       Operating         by            Net
Fund                       Fee             Fees         Expenses      Expenses     Adviser(2)     Expenses
----------------------------------------------------------------------------------------------------------
Asia-Pacific Equity     %   1.25           0.75           --           --            --            --

--------------------------------------------------------------------------------
(1) These tables show the estimated operating expenses for each Fund by class as a ratio of expenses to average daily net assets. These estimates are based on each Fund's actual operating expenses for its most recent complete fiscal year and fee waivers to which the Adviser has agreed for each Fund except Global Corporate Leaders, Global Technology, International, Worldwide Emerging Markets, SmallCap Asia Growth, Troika Dialog Russia, Gold, Silver and Global Income Funds. For those Funds, estimated operating expenses are based on estimated contractual operating expenses commencing with ING Pilgrim Investments' management of these Funds.

(2) ING Pilgrim Investments has entered into written expense limitation agreements with each Fund except International Value and Emerging Markets Value, under which it will limit expenses of the Fund, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Pilgrim Investments within three years. The amount of each Fund's expenses waived or reimbursed during the last fiscal year by ING Pilgrim Investments is shown under the heading "Fee Waiver by Adviser". For each Fund (other than Global Communications, Global Information Technology and European Equity Funds) the expense limit will continue through at least October 31, 2001. For Global Communications, Global Information Technology and European Equity Funds the expense limit will continue through at least . Nicholas-Applegate Capital Management bears 50% of the cost of maintaining the expense limit for the International SmallCap Growth Fund.

(3) Because Class B shares are new for International, SmallCap Asia Growth and Global Income Funds, their expenses are estimated based on Class A expenses.

(4) Because Class C shares are new for International Fund and Global Income Fund, expenses are estimated based on Class A expenses.

                          If you have any questions, please call 1-800-992-0180.

                                                       What You Pay to Invest 45

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------
Examples

The examples that follow are intended to help you compare the cost of investing in the ING Pilgrim Funds with the cost of investing in other mutual funds. Each example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

Class A

Fund                                1 year      3 years      5 years    10 years
--------------------------------------------------------------------------------
Worldwide Growth                    $    --        --          --          --
Global Corporate Leaders            $    --        --          --          --
International Value                 $    --        --          --          --
International                       $    --        --          --          --
International Core Growth           $    --        --          --          --
International SmallCap Growth       $    --        --          --          --
Emerging Markets Value              $    --        --          --          --
Emerging Countries                  $    --        --          --          --
Worldwide Emerging Markets          $    --        --          --          --
Global Technology(1)                $    --        --          --          --
Global Communications               $    --        --          --          --
Global Information Technology       $    --        --          --          --
Asia-Pacific Equity                 $    --        --          --          --
SmallCap Asia Growth                $    --        --          --          --
European Equity                     $    --        --          --          --
Troika Dialog Russia (1)            $    --        --          --          --
Gold                                $    --        --          --          --
Silver                              $    --        --          --          --
Global Income                       $    --        --          --          --

                                          If you sell your shares                If you don't sell your shares
Class B                          -----------------------------------------  ---------------------------------------
Fund                             1 year       3 years   5 years   10 years  1 year    3 years   5 years   10 years
-------------------------------------------------------------------------------------------------------------------
Worldwide Growth                $      --        --        --        --        --        --        --        --
International Value             $      --        --        --        --        --        --        --        --
International                   $      --        --        --        --        --        --        --        --
International Core Growth       $      --        --        --        --        --        --        --        --
International SmallCap Growth   $      --        --        --        --        --        --        --        --
Emerging Markets Value          $      --        --        --        --        --        --        --        --
Emerging Countries              $      --        --        --        --        --        --        --        --
Global Communications           $      --        --        --        --        --        --        --        --
Global Information Technology   $      --        --        --        --        --        --        --        --
Asia-Pacific Equity             $      --        --        --        --        --        --        --        --
SmallCap Asia Growth            $      --        --        --        --        --        --        --        --
European Equity                 $      --        --        --        --        --        --        --        --
Global Income                   $      --        --        --        --        --        --        --        --

46   What You Pay to Invest

                                                         WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

                                              If you sell your shares             If you don't sell your shares
Class C                            ----------------------------------------   -------------------------------------
Fund                               1 year       3 years  5 years   10 years   1 year   3 years   5 years   10 years
-------------------------------------------------------------------------------------------------------------------
Worldwide Growth                  $     --        --        --        --        --        --        --        --
International Value               $     --        --        --        --        --        --        --        --
International                     $     --        --        --        --        --        --        --        --
International Core Growth         $     --        --        --        --        --        --        --        --
International SmallCap Growth     $     --        --        --        --        --        --        --        --
Emerging Markets Value            $     --        --        --        --        --        --        --        --
Emerging Countries                $     --        --        --        --        --        --        --        --
Global Communications             $     --        --        --        --        --        --        --        --
Global Information Technology     $     --        --        --        --        --        --        --        --
European Equity                   $     --        --        --        --        --        --        --        --
Global Income                     $     --        --        --        --        --        --        --        --

Class M
Fund                            1 year     3 years     5 years     10 years
--------------------------------------------------------------------------------
Asia-Pacific Equity      $        --          --          --          --
--------------------------------------------------------------------------------
(1) The cost of investing in the Global Technology Fund and the Troika Dialog Russia Fund for one year is ____, and ____, respectively, if shares were held for less than 90 and 365 days, respectively.

                          If you have any questions, please call 1-800-992-0180.

                                                       What You Pay to Invest 47

SHAREHOLDER GUIDE                                         CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------

ING PILGRIM PURCHASE OPTIONS TM

Depending upon the Fund, you may select from up to four separate classes of shares: Class A, Class B, Class C and Class M.

Class A

*    Front-end sales charge, as described on the next page.

*    Distribution and service (12b-1) fees of 0.25% to 0.30%.

Class B

*    No front-end sales charge; all your money goes to work for you right away.

*    Distribution and service (12b-1) fees of 1%.

*    A contingent deferred sales charge, as described on the next page.

* Automatic conversion to Class A shares after eight years, thus reducing future annual expenses. Class B shares acquired initially through Funds that were part of the Nicholas-Applegate Mutual Funds at the time of purchase will convert after seven years from the date of original purchase.

* Not offered by Global Corporate Leaders Fund, Worldwide Emerging Markets Fund, Troika Dialog Russia Fund, Gold Fund and Silver Fund.

Class C

*    No front-end sales charge; all your money goes to work for you right away.

*    Distribution and service (12b-1) fees of 1%.

* A 1% contingent deferred sales charge on shares sold within one year of purchase.

* No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

* Not offered by Asia-Pacific Equity Fund, Global Corporate Leaders Fund, Worldwide Emerging Markets Fund, SmallCap Asia Growth Fund, Troika Dialog Russia Fund, Gold Fund and Silver Fund.

Class M

*    Lower front-end sales charge than Class A, as described on the next page.

*    Distribution and service (12b-1) fees of 0.75%.

* No automatic conversion to Class A shares, so annual expenses continue at the Class M level throughout the life of your investment.

*    Offered only by Asia-Pacific Equity Fund.

When choosing between classes, you should carefully consider the ongoing annual expenses along with the initial sales charge or the contingent deferred sales charge. The relative impact of the initial sales charges and ongoing annual expenses will depend on the length of time a share is held. Higher distribution fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A or Class M shares. Orders for Class B shares and Class M shares in excess of $250,000 and $1,000,000, respectively, will be accepted as orders for Class A shares or declined. You should discuss which Class of shares is right for you with your investment professional.

Distribution and Shareholder Service Fees

To pay for the cost of promoting the Funds and servicing your shareholder account, each class of each Fund has adopted a Rule 12b-1 plan which requires fees to be paid out of the assets of each class. Over time the fees will increase your cost of investing and may exceed the cost of paying other types of sales charges.

48    Shareholder Guide

CHOOSING A SHARE CLASS                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------
SALES CHARGE CALCULATION

Class A(1)

Class A shares of the Funds are sold subject to the following sales charge:

                            International
                            Equity Funds,             International
                      and Precious Metals Funds         Income Fund
                     --------------------------   -------------------------
                        As a %                     As a %
                        of the       As a % of     of the       As a % of
                       offering        net        offering        net
Your Investment         price      asset value     price      asset value
 Less than $50,000       5.75         6.10         4.75          4.99
 $50,000 - $99,999       4.50         4.71         4.50          4.71
 $100,000 - $249,999     3.50         3.63         3.50          3.63
 $250,000 - $499,999     2.50         2.56         2.50          2.56
 $500,000 - $1,000,000   2.00         2.04         2.00          2.04
 $1,000,000 and over         See below                  See below

(1) Shareholders that purchased funds that were a part of the Lexington family of funds at the time of purchase are not subject to sales charges for the life of their account.

Investments of $1 Million or More. There is no front-end sales charge if you purchase Class A shares in an amount of $1 million or more. However, the shares will be subject to a contingent deferred sales charge if they are redeemed within one or two years of purchase, depending on the amount of the purchase, as follows:

                                            Period during which
      Your investment            CDSC          CDSC applies
 $1,000,000 to $2,499,999        1.00%           2 years
 $2,500,000 to $4,999,999        0.50%           1 year
 $5,000,000 and over             0.25%           1 year

However, Class A shares that were purchased in an amount of $1 million or more through Funds that were part of the Nicholas-Applegate Mutual Funds at the time of purchase will be subject to a contingent deferred sales charge of 1% within one year from the date of purchase.

Class A shares that were purchased in an amount of $1 million or more through funds that were part of the Northstar family of funds and the ING family of funds at the time of purchase may be subject to a different contingent deferred sales charge period of 18 months and 12 months respectively, from the date of purchase. See the SAI for further information.


Class B and Class C

Class B and Class C shares are offered at their net asset value per share without any initial sales charge. However, you may be charged a contingent deferred sales charge (CDSC) on shares that you sell within a certain period of time after you bought them. The amount of the CDSC is based on the lesser of the net asset value of the shares at the time of purchase or redemption. There is no CDSC on shares acquired through the reinvestment of dividends and capital gains distributions. The CDSCs are as follows:

Class B Deferred Sales Charge(2)

                                  CDSC on shares
 Years after purchase                being sold
   1st year                              5%
   2nd year                              4%
   3rd year                              3%
   4th year                              3%
   5th year                              2%
   6th year                              1%
   After 6th year                      none

(2) Class B shares that were purchased through funds that were part of the Northstar family of funds at the time of purchase are subject to a different contingent deferred sales charge. Please see the SAI for further information.

Class C Deferred Sales Charge

                          CDSC on shares
 Years after purchase       being sold
 1st year                      1%
 After 1st year               none

To keep your CDSC as low as possible, each time you place a request to redeem shares the Funds will first redeem shares in your account that are not subject to a CDSC, and then will sell shares that have the lowest CDSC.

Class M

Class M shares are sold subject to the following sales charge.

                                  Asia-Pacific
                                   Equity Fund
                         -------------------------------
                               As a %           As a %
                               of the           of net
                              offering           asset
Your investment                 price            value
 Less than $50,000              3.50%            3.63%
 $50,000 - $99,999              2.50%            2.56%
 $100,000 - $249,999            1.50%            1.52%
 $250,000 - $499,999            1.00%            1.01%
 $500,000 and over             none             none

                          If you have any questions, please call 1-800-992-0180.

                                                         Shareholder Guide    49

SHAREHOLDER GUIDE                                         CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------
Sales Charge Reductions and Waivers

Reduced Sales Charges. You may reduce the initial sales charge on a purchase of Class A or Class M shares of the Funds by combining multiple purchases to take advantage of the breakpoints in the sales charge schedules. You may do this by:

* Letter of Intent -- lets you purchase shares over a 13 month period and pay the same sales charge as if the shares had all been purchased at once.

* Rights of Accumulation -- lets you add the value of shares of any open-end Pilgrim Fund (excluding the Money Market Fund) you already own to the amount of your next purchase for purposes of calculating the sales charge.

* Combination Privilege -- shares held by investors in the Pilgrim Funds which impose a CDSC may be combined with Class A or Class M shares for a reduced sales charge.

See the Account Application or the Statement of Additional Information for details, or contact your financial representative or the Shareholder Servicing Agent for more information.

CDSC Waivers. If you notify the Transfer Agent at the time of redemption, the CDSC for each Class will be waived in the following cases:

* redemptions following the death or permanent disability of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.

* for Class B Shares, redemptions pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually.

* mandatory distributions from a tax-deferred retirement plan or an IRA. However, if you purchased shares that were part of the Nicholas-Applegate Mutual Funds, you may be eligible for a CDSC waiver prior to the mandatory distribution age.

* If you think you may be eligible for a CDSC waiver, contact your financial representative or the Shareholder Servicing Agent.

Reinstatement Privilege. If you sell Class B and Class C shares of a Pilgrim Fund, you may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge. Reinstated Class B and Class C shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. If you want to use the Reinstatement Privilege, contact your financial representative or the Shareholder Servicing Agent. Consult the SAI for more information.

Sales Charge Waivers. Class A or Class M shares may be purchased without a sales charge by certain individuals and institutions. For additional information, contact the Shareholder Servicing Agent, or see the Statement of Additional Information.

50    Shareholder Guide

HOW TO PURCHASE SHARES                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------
The minimum initial investment amounts for the Pilgrim Funds are as follows:

*    Non-retirement accounts: $1,000

*    Retirement accounts: $250

* Pre-Authorized Investment Plan: $100 to open; you must invest at least $100 a month.

The minimum additional investment is $100.

Make your investment using the table on the right.

The Funds and the Distributor reserve the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-US banks (even if payment may be effected through a US bank) will not be accepted. The Pilgrim Funds reserve the right to waive minimum investment amounts. The Funds reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $1,000.00 ($250.00 for IRAs).

Retirement Plans

The Funds have available prototype qualified retirement plans for both corporations and for self-employed individuals. They also have available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Company (SSB) acts as the custodian under these plans. For further information, contact the Shareholder Servicing Agent at (800) 992-0180. SSB currently receives a $12 custodial fee annually for the maintenance of such accounts.

                             Initial                  Additional
       Method               Investment                Investment
-----------------------------------------------------------------------
   By Contacting   An investment
   Your            professional with an
   Investment      authorized firm
   Professional    can help you establish
                   and maintain your
                   account.

   By Mail         Visit or consult an         Visit or consult an
                   investment                  investment
                   professional. Make          professional. Fill out
                   your check payable to       the Account Additions
                   the Pilgrim Funds and       form included on the
                   mail it, along with a       bottom of your account
                   completed Application.      statement along with
                   Please indicate your        your check payable to
                   investment professional     the Fund and mail
                   on the New Account          them to the address on
                   Application                 the account statement.
                                               Remember to write
                                               your account number
                                               on the check.

   By Wire         Call the ING Pilgrim        Wire the funds in the
                   Operations Department       same manner described
                   at (800) 336-3436 to        under "Initial
                   obtain an account           Investment."
                   number and indicate
                   your investment
                   professional on the
                   account.
                   Instruct your bank to
                   wire funds to the
                   Fund in the care of:
                   State Street Bank and
                   Trust Company ABA
                   #101003621 Kansas
                   City, MO credit to:
                   -------------- (the
                   Fund) A/C #751-8315;
                   for further credit
                   to: -----------------
                   Shareholder A/C
                   #----------------
                   (A/C # you received
                   over the telephone)
                   Shareholder Name:
                   ---------------------
                   (Your Name Here)
                   After wiring funds
                   you must complete the
                   Account Application
                   and send it to: ING
                   Pilgrim Funds P.O.
                   Box 219368 Kansas
                   City, MO 64121-6368

                          If you have any questions, please call 1-800-992-0180.

                                                         Shareholder Guide    51

SHAREHOLDER GUIDE                                           HOW TO REDEEM SHARES
--------------------------------------------------------------------------------
You may redeem shares using the table on the right.

Under unusual circumstances, a Fund may suspend the right of redemption as allowed by federal securities laws.

Systematic Withdrawal Plan

You may elect to make periodic withdrawals from your account on a regular basis.

*    Your account must have a current value of at least $10,000.

*    Minimum withdrawal amount is $100.

*    You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact the Shareholder Servicing Agent, see the Account Application or the Statement of Additional Information.

Payments

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined net asset value, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

Each Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

Redemption Fee

A 2% redemption fee will be charged on the redemption of shares of the Pilgrim Troika Dialog Russia Fund held less than 365 days and shares of the Pilgrim Global Technology Fund held less than 90 days. The redemption fee will not apply to shares representing the reinvestment of dividends and capital gains distributions. The redemption fee will be applied on a share by share basis using the "first shares in, first shares out" (FIFO) method. Therefore, the oldest shares are sold first.

            Method                      Procedures
 By Contacting Your        You may redeem by contacting your
 Investment Professional   investment professional. Investment
                           professionals may charge for their services in connection with your redemption request, but neither the Fund nor the Distributor imposes any such charge.

By Mail Send a written request specifying the Fund name and share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to redeem to:
                           ING Pilgrim Funds
                           P.O. Box 219368
                           Kansas City, MO 64121-6368
                           If certificated shares have been issued, the certificate must accompany the written request. Corporate investors and other associations must have an appropriate certification on file authorizing redemptions. A suggested form of such certification is provided on the Account Application. A signature guarantee may be required.

By Telephone --            You may redeem shares by telephone on all
Expedited Redemption       accounts other than retirement accounts,
                           unless you check the box on the Account Application which signifies that you do not wish to use telephone redemptions. To redeem by telephone, call the Shareholder Servicing Agent at (800) 992-0180.
                           Receiving Proceeds By Check: You may have redemption proceeds (up to a maximum of $100,000) mailed to an address which has been on record with Pilgrim Funds for at least 30 days. Receiving Proceeds By Wire: You may have redemption proceeds (subject to a minimum of $5,000) wired to your pre-designated bank account.
                           You will not be able to receive redemption proceeds by wire unless you check the box on the Account
                           Application which signifies that you wish to receive redemption proceeds by wire and attach a voided check. Under normal circumstances, proceeds will be transmitted to your bank on the business day following receipt of your instructions, provided redemptions may be made. In the event that share certificates have been issued, you may not request a wire redemption by telephone.

52    Shareholder Guide

TRANSACTION POLICIES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

Net Asset Value

The net asset value (NAV) per share for each Fund and class is determined each business day as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern Time). The NAV per share of each class of each Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. Because foreign securities may trade on days when the Funds do not price shares, the net asset value of a Fund that invests in foreign securities may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations, and short-term debt securities, and for situations where market quotations are deemed unreliable. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Directors or Trustees. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.

Price of Shares

When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable deferred sales charge. Exchange orders are effected at NAV.

Execution of Requests

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued unless you request them in writing.

Telephone Orders

The Funds and their transfer agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their transfer agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their transfer agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

Exchanges

You may exchange shares of a Fund for shares of the same class of any other ING Pilgrim Fund, except for Lexington Money Market Trust and ING Pilgrim Corporate Leaders Trust Fund, without paying any additional sales charge, except that Class A shares of the Pilgrim Money Market Fund for which no sales charge was paid must pay the applicable sales load on an exchange into Class A shares of another Fund. Shares subject to a CDSC will continue to age from the date that the original shares were purchased. If you exchange shares of a Fund that at the time you acquired the shares was a Nicholas-Applegate Mutual Fund, the shares you receive on the exchange will be subject to the current CDSC structure and conversion rights of the Fund being acquired, although the shares will continue to age for CDSC and conversion purposes from the date the original shares were acquired.

The total value of shares being exchanged must at least equal the minimum investment requirement of the Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. There is no specific limit on exchange frequency; however, the Funds are intended for long-term investment and not as a short-term trading vehicle. The Adviser may prohibit excessive exchanges (more than four per year). The adviser also may, on 60 days' prior notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges.

You will automatically have the ability to request an exchange by calling the Shareholder Service Agent unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. A Fund may change or cancel its exchange policies at any time, upon 60 days' written notice to shareholders.

                          If you have any questions, please call 1-800-992-0180.

                                                         Shareholder Guide    53

SHAREHOLDER GUIDE                                           TRANSACTION POLICIES
--------------------------------------------------------------------------------

Systematic Exchange Privilege

With an initial account balance of at least $5,000 and subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same class of any other open-end Pilgrim Fund. This exchange privilege may be modified at any time or terminated upon 60 days' written notice to shareholders.

Small Accounts

Due to the relatively high cost of handling small investments, the Funds reserve the right upon 30 days' written notice to redeem, at Net Asset Value (NAV), the shares of any shareholder whose account (except for IRAs) has a value of less than $1,000, other than as a result of a decline in the NAV per share.

Account Access

Unless your ING Pilgrim shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.pilgrimfunds.com, or via touch tone telephone by calling (800) 992-0180 and selecting Option 1. Should you wish to speak with a Shareholder Service Representative you may call the toll-free number listed above and select Option 2.

54    Shareholder Guide

ADVISERS                                                 MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ING Pilgrim Investments, Inc. ("ING Pilgrim" or "ING Pilgrim Investments") serves as the investment adviser to each of the Funds (except Global Communications, Global Information Technology and European Equity Funds). ING Pilgrim has overall responsibility for the management of these Funds. ING Mutual Funds Management Co. LLC ("IMFC") serves as the investment adviser to the Global Communications, Global Information Technology and European Equity Funds, ING Pilgrim and IMFC provide or oversee all investment advisory and portfolio management services for each Fund, and assist in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

Organized in December 1994, ING Pilgrim is registered as an investment adviser. ING Pilgrim is an indirect wholly-owned subsidiary of ReliaStar Financial Corp. ("ReliaStar"). Through its subsidiaries, ReliaStar offers individuals and institutions life insurance and annuities, employee benefits products and services, life and health reinsurance, retirement plans, mutual funds, bank products, and personal finance education.

On July 26, 2000, ReliaStar was acquired by ING Group (NYSE: ING). ING Group is a global financial institution active in the field of insurance, banking, and asset management in more than 65 countries, with almost 100,000 employees.

Prior to April 30, 2000, Pilgrim Advisors, Inc. ("Pilgrim Advisors") served as investment adviser to certain of the Funds. On April 30, 2000, Pilgrim Advisors, an indirect wholly-owned subsidiary of ReliaStar, merged with ING Pilgrim Investments. Pilgrim Advisors and ING Pilgrim Investments were sister companies and shared certain resources and investment personnel.

Prior to July 26, 2000, Lexington Management Corporation ("Lexington") served as investment adviser to certain of the Funds. On July 26, 2000, ReliaStar acquired Lexington Global Asset Managers, Inc., the parent company of Lexington, and ING Pilgrim Investments was approved as Adviser to the Funds formerly advised by Lexington.

Organized  in            ,IMFC is registered as an investment adviser. IMFC is a
wholly-owned subsidiary of ING Group.

As of December 31, 2000, ING Pilgrim managed over $ billion in assets.

As of December 31, 2000, IMFC managed over $ billion in assets.

ING Pilgrim's and IMFC's principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING Pilgrim and IMFC receive a monthly fee for their services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual management fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets:

                                   Management
Fund                                 Fee
 Worldwide Growth                    1.00%
 Global Corporate Leaders            1.00
 International Value                 1.00
 International                       1.00
 International Core Growth           1.00
 International SmallCap Growth       1.00
 Emerging Markets Value              1.00
 Emerging Countries                  1.25
 Worldwide Emerging Markets          1.00
 Global Technology                   1.25
 Global Communications               1.00
 Global Information Technology       1.25
 Asia-Pacific Equity                 1.25
 SmallCap Asia Growth                1.25
 European Equity                     1.15
 Troika Dialog Russia                1.25
 Gold                                0.95
 Silver                              1.00
 Global Income                       1.00

ING Pilgrim Directly Manages the Portfolios of the Following Funds:

Worldwide Growth Fund

The following individuals share responsibility for the day-to-day management of the Worldwide Growth Fund: Mary Lisanti, Executive Vice President and Chief Investment Officer--Domestic Equities of ING Pilgrim, has served as a Senior Portfolio Manager of the domestic equity portion of the Worldwide Growth Fund's assets since October 2000. Prior to joining ING Pilgrim in October 1999, Ms. Lisanti was Executive Vice President and Chief Investment Officer -- Domestic Equities with Northstar Investment Management Corp., which subsequently merged into ING Pilgrim. From 1996 to 1998, Ms. Lisanti was a Portfolio Manager at Strong Capital Management. >From 1993 to 1996, Ms. Lisanti was a Managing Director and Head of Small- and Mid-Capitalization Equity Strategies at Bankers Trust Corp. Thomas J. Sullivan, Vice President of ING Pilgrim, has served as a Portfolio Manager of the domestic equity portion of the Worldwide Growth Fund's assets since October 1, 2000. Prior to joining ING Pilgrim in September 2000, Mr. Sullivan was a Partner and Equity Trader for First NY Securities, LLC. From April, 1994 to March, 2000, Mr. Sullivan was Vice President and portfolio manager at Nicholas-Applegate Capital Management.

Richard T. Saler, Senior Vice President and Director of International Equity Investment Strategy of ING Pilgrim, has served as Senior Portfolio Manager of the international portion of the Worldwide Growth Fund's assets since October 2000. From 1986 until July 2000, he was Senior Vice President and Director of International Equity Strategy at Lexington (which was acquired by ING Pilgrim's parent company in July 2000).

                          If you have any questions, please call 1-800-992-0180.

                                                   Management of the Funds    55

MANAGEMENT OF THE FUNDS                                                 ADVISERS
--------------------------------------------------------------------------------

Phillip A. Schwartz, Senior Vice President and Director of International Equity Investment Strategy of ING Pilgrim, has served as Senior Portfolio Manager of the international portion of the Worldwide Growth Fund's assets since October, 2000. Prior to joining ING Pilgrim in July 2000, Mr. Schwartz was Senior Vice President and Director of International Equity Investment Strategy at Lexington (which was acquired by ING Pilgrim's parent company in July 2000). Prior to 1993, Mr. Schwartz was a Vice President of European Research Sales with Cheuvreux de Virieu in Paris and New York.


Global Corporate Leaders Fund

Richard T. Saler, whose background is described above, has served as a member of the portfolio management team that manages Global Corporate Leaders Fund since July 1994.

Philip A. Schwartz, whose background is described above, has served as as a member of the portfolio management team that manages Global Corporate Leaders Fund since January 1998.

Alan H. Wapnick, Senior Vice President and Senior Portfolio Manager of ING Pilgrim, has served as a member of the portfolio management team that manages Global Corporate Leaders Fund since January 1998. Mr. Wapnick joined ING Pilgrim in July 2000. Prior to July 2000, he was Senior Vice President and Senior Portfolio Manager at Lexington (which was acquired by ING Pilgrim's parent company in July 2000).

International Fund and International Core Growth Fund

Richard T. Saler, whose background is described above, has served as the Senior Portfolio Manager of the portfolio management team that manages International Fund since January 1994, and International Core Growth Fund since October 2000.

Philip A. Schwartz, whose background is described above, has served as a member of the portfolio management team that manages International Fund since January 1998 and International Core Growth Fund since October 2000.

Worldwide Emerging Markets Fund and Emerging Countries Fund.

Richard T. Saler, whose background is described above, has served as the Senior Portfolio Manager of the portfolio management team that manages Worldwide Emerging Markets Fund since June 7, 2000, and Emerging Countries Fund since October 2000.

Phillip A. Schwartz, whose background is described above, has served as a member of the portfolio management team that manages Worldwide Emerging Markets Fund since June 7, 2000, and Emerging Countries Fund since October 2000.

Jan Wim Derks, Vice President of ING Pilgrim, has served as a member of the portfolio management team that manages the Emerging Countries Fund and the Worldwide Emerging Markets Fund since October 2000. In addition to his role with ING Pilgrim, Mr. Derks also serves as Director of Global Emerging Markets Equities at ING Investment Management -- Europe. Prior to joining ING Investment Management -- Europe in 1997, Mr. Derks managed a Latin American equity fund with ABN AMRO.

Eric Anderson, Vice President of ING Pilgrim, has served as a member of the portfolio management team that manages the Emerging Countries Fund and the Worldwide Emerging Markets Fund since October 2000. In addition to his role with ING Pilgrim, Mr. Anderson also serves as Senior Portfolio Manager -- Global Emerging Markets Equities at ING Investment Management -- Americas. Prior to joining ING Investment Management -- Americas in 1997, Mr. Anderson managed a Latin America equity portfolio and participated in the management of an emerging market debt portfolio at Offitbank in New York.

Bratin Sanyal, Vice President of ING Pilgrim, has served as a member of the portfolio management team that manages the Emerging Countries Fund and the Worldwide Emerging Markets Fund since October 2000. In addition to his role with ING Pilgrim, Mr. Sanyal serves as the Senior Portfoio Manager -- Global Emerging Markets Equities at ING Investment Management -- Europe. Mr. Sanyal has held several positions with ING Investment Management -- Europe, most recently as an Asian equity fund manager. Prior to joining ING Investment Management -- Europe in 1993, he was an economist at the World Bank where he structured debt workouts for the Highly Indebted Countries.

Global Technology Fund

The following individuals share responsibility for the day-to-day management of Global Technology Fund:

Richard T. Saler, whose background is described above, has served as a member of the portfolio management team that manages Global Technology Fund since June 2000.

Phillip A. Schwartz, whose background is described above, has served as a member of the portfolio management team that manages Global Technology Fund since June 2000.

Alan H. Wapnick, whose background is described above, has served as a member of the portfolio management team that manages Global Technology Fund since June 2000.

Asia-Pacific Equity Fund and SmallCap Asia Growth Fund

Richard T. Saler, whose background is described above, has served as a member of the portfolio management team that manages Asia-Pacific Equity Fund and SmallCap Asia Growth Fund since January 2000.

Philip A. Schwartz, whose background is described above, has served as a member of the portfolio management team that manages Asia-Pacific Equity Fund and SmallCap Asia Growth Fund since January 2000.

Troika Dialog Russia Fund

Jan Wim Derks, whose background is described above, has served as a member of the portfolio management team that manages Troika Dialog Russia Fund since January 2000.

56    Management of the Funds

SUB-ADVISERS                                             MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

Mr. Oubadia has seven years experience in portfolio management. He is Vice President of ING Pilgrim. Mr. Oubadia is responsible for investments in the emerging markets of Europe, including Russia. He joined IIM in September 1996 when he was the Senior Equity Manager at IIM's office in Prague in the Czech Republic. He joined IIM's global emerging markets team in January 1998. Mr. Oubadia holds an MBA from Concordia University in Montreal, Canada.

Gold Fund and Silver Fund

James A. Vail has served as the Portfolio Manager of Gold Fund and Silver Fund since June 1998.

Mr. Vail has served as Vice President and Portfolio Manager of ING Pilgrim since July 2000. He is a Chartered Financial Analyst, a member of the New York Society of Security Analysts and has 25 years of investment experience. Prior to joining ING Pilgrim in July 2000, he was a Vice President at Lexington (which was acquired by ING Pilgrim's parent company in July 2000) Prior to joining Lexington in 1991, Mr. Vail held investment research positions with Chemical Bank, Oppenheimer & Co., Robert Fleming, Inc. and most recently, Beacon Trust Company, where he was a Senior Investment Analyst.

Global Income Fund

Denis P. Jamison, Senior Vice President and Senior Portfolio Manager of ING Pilgrim, since July 2000, has served as Senior Portfolio Manager of Global Income Fund since July 1986. Prior to July 2000, he was a Senior Vice President at Lexington (which was acquired by ING Pilgrim's parent company in July 2000). He is a Chartered Financial Analyst and a member of the New York Society of Security Analysts.

For the following Funds, ING Pilgrim or IMFC has engaged a Sub-Adviser to provide the day-to-day management of the Fund's portfolio. The Sub-Advisers are among the most respected institutional investment advisers in the world, and have been selected primarily on the basis of their successful application of a consistent, well-defined, long-term investment approach over a period of several market cycles

International Value Fund and Emerging Markets Value Fund

Brandes Investment Partners, L.P.

A registered investment adviser, Brandes Investment Partners, L.P. (Brandes) serves as Sub-Adviser to the Pilgrim International Value Fund and the Pilgrim Emerging Markets Value Fund. The company was formed in May 1996 as the successor to its general partner, Brandes Investment Partners, Inc. which has been providing investment advisory services (through various predecessor entities) since 1974. Brandes currently manages over $33 billion in international portfolios. Brandes' principal address is 12750 High Bluff Drive, San Diego, California 92130.

Charles Brandes has co-managed the Pilgrim International Value Fund and the Pilgrim Emerging Markets Value Fund since the Funds were formed in March 1995 and January 1998, respectively. Mr. Brandes has over 31 years of investment management experience. He founded the general partner of Brandes in 1974 and owns a controlling interest in it. At Brandes, he serves as a Managing Partner. He is a Chartered Financial Analyst and a Member of the Association for Investment Management and Research.

Ian Sunder has co-managed the Pilgrim Emerging Markets Value Fund since the Fund was formed in January 1998. Mr. Sunder has over nine years of investment management experience. At Brandes, he serves as a Portfolio Manager. He is a Chartered Financial Analyst, and a Member of the Association for Investment Management and Research and the Financial Analysts Society.

Jeff Busby has co-managed the Pilgrim International Value Fund since the fund was formed in March 1995. Mr. Busby has over 13 years of investment management experience. At Brandes, he serves as a Managing Partner. He is also responsible for overseeing all trading activities for the firm. He is a Chartered Financial Analyst, and a Member of the Association for Investment Management and Research and the Financial Analysts Society.

International SmallCap Growth Fund

Nicholas-Applegate Capital Management (NACM)

NACM serves as Sub-Adviser to the Fund listed above. Founded in 1984, NACM manages over $40 billion of discretionary assets for numerous clients, including employee benefit plans of corporations, public retirement systems and unions, university endowments, foundations, and other institutional investors and individuals. The Fund listed above is managed by a team of portfolio managers and analysts employed by NACM. NACM has offices in San Diego, New York, Chicago and San Francisco. It's principal business address is 600 West Broadway, San Diego, California 92101.

                          If you have any questions, please call 1-800-992-0180.

                                                   Management of the Funds    57

MANAGEMENT OF THE FUNDS                                             SUB-ADVISERS
--------------------------------------------------------------------------------

Global Communications Fund, Global Information Technology Fund and European Equity Fund

ING Investment Management LLC. ING Investment Management Advisors B.V. ("IIMA") serves as Sub-Adviser to the ING Pilgrim European Equity Fund, the ING Pilgrim Global Information Technology Fund and the ING Pilgrim Global Communications Fund. IIMA is located at Schenkkade 65, 2595 AS the Hague, The Netherlands. IIMA is a company organized to manage investments and provide investment advice on a worldwide basis to entities affiliated and unaffiliated with ING Group. IIMA operates under the collective management of ING Investment Management which has assets under management of $ billion as of December 31, 2000.

ING Global Communications Fund. Mr. Daniel Hayes has primary responsibility in managing the Fund. Mr. Hayes has been employed by IIMA and its affiliates since 1998 and has ten years of investment experience.

ING Global Information Technology Fund. Mr. Guy Uding has primary responsibility for managing the Fund and heads a three member team of investment professionals. Mr. Uding has been employed by IIMA and it affiliates since 1995 and has five years of investment experience.

ING European Equity Fund. Mr. Adrian van Tiggelen has primary responsibility for managing the Fund and heads an eight member team of investment professionals. The average experience of the team is nine years. Mr. van Tiggelen has been employed by IIMA and its affiliates since 1988 and has eleven years of investment experience.

58    Management of the Funds

DIVIDENDS, DISTRIBUTIONS AND TAXES                               DIVIDENDS/TAXES
--------------------------------------------------------------------------------

Dividends

The Funds generally distribute most or all of their net earnings in the form of dividends. Each Fund pays dividends and capital gains, if any, annually, except for Global Income Fund, which pays dividends quarterly.

Dividend Reinvestment

Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class A, B, C or M shares of a Fund invested in another ING Pilgrim Fund which offers the same class shares. If you are a shareholder of ING Pilgrim Prime Rate Trust, whose shares are not held in a broker or nominee account, you may, upon written request, elect to have all dividends invested into a pre-existing Class A account of any open-end Pilgrim Fund.

Taxes

The following information is meant as a general summary for U.S. shareholders. Please see the Statement of Additional Information for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

Each Fund will distribute most of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

59    Dividends, Distributions and Taxes

                                                   MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------
All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the Statement of Additional Information
(SAI).

Many of the investment techniques and strategies discussed in this prospectus and in the SAI are discretionary, which means that the Adviser or Sub-Adviser can decide whether to use them or not. The Funds named below invest in these securities or use these techniques as part of the Fund's principal investment strategy. However, the Adviser or Sub-Adviser of any Fund may also use these investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.

PRINCIPAL RISKS

Investments in Foreign Securities (All Funds). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

Each Fund that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, or to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund.

Emerging Markets Investments (All Funds) Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasonal financial systems; environmental problems; less well developed legal systems; and less reliable custodial services and settlement practices.

Inability to Sell Securities (All Funds). Some securities usually trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small and mid-size U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

High Yield Securities (Troika Dialog Russia Fund and Global Income Fund). Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High yield securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High yield securities structured as zero coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high yield securities.

Corporate Debt Securities (Global Corporate Leaders, International, Worldwide Emerging Markets and Global Income Funds). Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When

                          If you have any questions, please call 1-800-992-0180.

                                             More Information About Risks     60
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MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------
interest rates decline, the value of the Fund's debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed income securities is duration. Duration is one of the tools used by a portfolio manager in selection of fixed income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility." According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

Convertible Securities (All Funds). The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.

Interests in Loans (Global Income Fund). Certain Funds may invest in participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to the Fund's investment. Many loans are relatively illiquid, and may be difficult to value.

Portfolio Turnover. Each Fund, except International Value, Emerging Markets Value, Troika Dialog Russia, Gold, Silver and Global Income Funds, is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.

Communications Technology Risk (Global Communications Fund). Communications companies are generally subject to the rate of change in technology, which is higher than other industries. In addition, products and services of companies engaged in the communications industry are subject to relatively high risks of rapid obsolescence caused by scientific and technological advances. Swings in investor psychology or significant trading by large institutional investors can result in significant price fluctuations and stock price declines.

Governmental Regulation (Global Communications Fund). Certain communications industries, such as the telecommunications industry, may be subject to greater governmental regulation than many other industries. Accordingly, such industries may be subject to changes in governmental policies and the need for regulatory approvals may have a material effect on the products and services offered. Telephone operating companies in the United States, for example, are subject to both federal and state regulation affecting permitted rates of return and the kinds of services that may be offered.

Industry Concentration (Global Communications and Global Information Technology Funds). As a result of the Funds concentrating their assets in securities related to a particular industry, the Funds may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

Information Technology Risk (Global Information Technology Fund). Information technology companies are generally subject to the rate of change in technology, which is higher than other industries. In addition, products and services of companies engaged in the information technology industry are subject to relatively high risks of rapid obsolescence caused by scientific and technological advances. Swings in investor psychology or significant trading by large institutional investors can result in significant price fluctuations and stock price declines.

61    More Information About Risks
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                                                   MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------
OTHER RISKS

U.S. Government Securities. Some U.S. Government agency securities may be subject to varying degrees of credit risk particularly those not backed by the full faith and credit of the United States Government. All U.S. Government securities may be subject to price declines in the securities due to changing interest rates.

Other Investment Companies. Each Fund may invest up to 10% of its assets in other investment companies. When a Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

Restricted and Illiquid Securities. Each Fund may invest in restricted and illiquid securities If a security is illiquid, the Fund might be unable to sell the security at a time when the Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Mortgage-Related Securities. Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization, and may be prepaid prior to maturity. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

Derivatives. Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Many of the Funds do not invest in these types of derivatives, and some do, so please check the description of the Fund's policies. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Adviser or Sub-Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

Temporary Defensive Strategies. When the Adviser or Sub-Adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it likely will not achieve capital appreciation.

Repurchase Agreements. Each Fund may enter into repurchase agreements, which involve the purchase by a Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

Lending Portfolio Securities. In order to generate additional income, certain Funds may lend portfolio securities in an amount up to 331|M/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

Borrowing. Certain Funds may borrow for certain types of temporary or emergency purposes subject to certain limits. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the net asset value of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Reverse Repurchase Agreements and Dollar Rolls. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar

                          If you have any questions, please call 1-800-992-0180.

                                             More Information About Risks     62

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------
securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

Short Sales. Certain Funds may make short sales. A "short sale" is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

Pairing Off Transactions. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund "pairs-off" the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

Percentage and Rating Limitations Unless otherwise stated, the percentage limitations in this prospectus apply at the time of investment.

63    More Information About Risks

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The financial highlights tables on the following pages are intended to help you understand each Fund's financial performance for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). A report of each Fund's independent auditors, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

                          If you have any questions, please call 1-800-992-0180.

ING PILGRIM WORLDWIDE GROWTH FUND                           FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------
For the four months ended October 31, 2000, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent auditors. For all periods ending prior to October 31, 2000, the financial information was audited by other independent auditors.

                                                                          Class A
                                        --------------------------------------------------------------------------
                                             Four                Three
                                            months    Year       months
                                            ended     Ended      ended                 Year ended March 31,
                                           Oct. 31,  June 30,    June 30,    -------------------------------------
                                           2000(1)    2000       1999(2)     1999       1998       1997       1996
------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period    $             23.58       21.39      19.33      16.88      16.57      14.29
Income from investment operations:
Net investment income (loss)            $             (0.15)         --      (0.02)      0.04      (0.16)     (0.07)
Net realized and unrealized gains
(loss) on investments                   $              9.62        2.19       5.78       5.33       2.20       2.86
Total from investment operations        $              9.47        2.19       5.76       5.37       2.04       2.79
Less distributions from:
Net investment income                   $                --          --       0.06         --         --       0.12
Net realized gains on investments       $              3.07          --       3.64       2.92       1.73       0.39
Net asset value, end of period          $             29.98       23.58      21.39      19.33      16.88      16.57
Total Return(4):                        %             42.43       10.24      33.56      34.55      12.51      19.79
Ratios/Supplemental Data:
Net assets, end of period (000's)       $           235,341      66,245     49,134     38,647     24,022     23,481
Ratios to average net assets:
Net expenses after expense
reimbursement(5)(6)                     %              1.67        1.75       1.86       1.86       1.85       1.85
Gross expenses prior to expense
reimbursement(5)                        %              1.67        1.75       2.02       2.21       2.17       2.17
Net investment income (loss) after
expense reimbursement(5)(6)             %             (0.79)      (0.03)     (0.62)     (0.69)     (0.93)     (0.35)
Portfolio turnover                      %               169          57        247        202        182        132
                                                                          Class B
                                        ------------------------------------------------------------------------------
                                           Four                   Three
                                          months       Year      months                                      May 31,
                                           ended      Ended       ended          Year ended March 31,      1995(3) to
                                         Oct. 31,    June 30,   June 30,      --------------------------     March 31,
                                            2000(1)    2000        1999(2)    1999       1998       1997       1996
-----------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                   26.64      24.21      20.10      16.02      14.34      12.50
Income from investment operations:
Net investment income (loss)                           (0.28)     (0.03)     (0.08)     (0.17)     (0.14)     (0.05)
Net realized and unrealized gains
(loss) on investments                                  10.76       2.46       6.25       5.44       1.82       1.89
Total from investment operations                       10.48       2.43       6.17       5.27       1.68       1.84
Less distributions from:
Net investment income                                     --         --       0.01         --         --         --
Net realized gains on investments                       3.46         --       2.05       1.19         --         --
Net asset value, end of period                         33.66      26.64      24.21      20.10      16.02      14.34
Total Return(4):                                       41.54      10.04      32.74      34.03      11.72      14.72
Ratios/Supplemental Data:
Net assets, end of period (000's)                    130,988     27,938     18,556     10,083      5,942      1,972
Ratios to average net assets:
Net expenses after expense
reimbursement(5)(6)                                     2.32       2.40       2.51       2.51       2.50       2.50
Gross expenses prior to expense
reimbursement(5)                                        2.32       2.40       2.67       2.70       4.81       9.50
Net investment income (loss) after
expense reimbursement(5)(6)                            (1.44)     (0.68)     (1.31)     (1.37)     (1.62)     (1.28)
Portfolio turnover                                       169         57        247        202        182        132

                                                                               Class C
                                         ------------------------------------------------------------------------------
                                             Four                    Three
                                            months        Year       months
                                             ended       Ended       ended                Year ended March 31,
                                           Oct. 31,     June 30,    June 30,     -------------------------------------
                                           2000(1)       2000        1999(2)     1999       1998       1997       1996
----------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period    $                 23.69       21.52      19.05      16.92      16.76      14.44
Income from investment operations:
Net investment income (loss)            $                 (0.33)      (0.04)     (0.20)     (0.19)     (0.28)     (0.21)
Net realized and unrealized gains
(loss) on investments                   $                  9.65        2.21       5.83       5.41       2.23       2.92
Total from investment operations        $                  9.32        2.17       5.63       5.22       1.95       2.71
Less distributions from:
Net investment income                   $                   --          --        0.01        --         --        0.01
Net realized gains on investments       $                  3.09         --        3.15       3.09       1.79       0.38
Net asset value, end of period          $                 29.92       23.69      21.52      19.05      16.92      16.76
Total Return(4):                        %                 41.48       10.08      32.73      33.72      11.81      18.95
Ratios/Supplemental Data:
Net assets, end of period (000's)       $               239,432     111,250     98,470     84,292     70,345     71,155
Ratios to average net assets:
Net expenses after expense
reimbursement(5)(6)                     %                  2.32        2.40       2.51       2.51       2.50       2.50
Gross expenses prior to expense
reimbursement(5)                        %                  2.32        2.40       2.67       2.77       2.61       2.57
Net investment income (loss) after
expense reimbursement(5)(6)             %                 (1.44)      (0.68)     (1.28)     (1.34)     (1.57)     (0.99)
Portfolio turnover                      %                   169          57        247        202        182        132

--------------------------------------------------------------------------------
(1)  Effective      , 2000, the Fund changed its fiscal year end from June 30 to
     October 31.

(2) Effective May 24, 1999, ING Pilgrim Investments Inc., became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.

(3)  Commencement of offering shares.

(4) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(5)  Annualized for periods less than one year.

(6) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.

64    ING Pilgrim Worldwide Growth Fund

FINANCIAL HIGHLIGHTS                   ING PILGRIM GLOBAL CORPORATE LEADERS FUND
-----------------------------------------------------------------------------
For the ten months ended October 31, 2000, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent auditors. For all periods ending prior to October 31, 2000, the financial information was audited by other independent auditors.

                                                     Ten months
                                                       ended                        Year ended December 31,
                                                     October 31,      -------------------------------------------------
                                                       2000(1)         1999       1998       1997       1996       1995
-----------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net Asset Value, Beginning of Period                  $                9.46      10.59      11.28      11.32     11.17
Net investment income (loss)                          $               (0.02)      0.99       0.03       0.01      0.09
Net realized and unrealized gain (loss) from
investment operations                                 $                3.67       1.02       0.73       1.84      1.10
Total income (loss) from investment operations        $                3.65       2.01       0.76       1.85      1.19
Less distributions:
Distributions from net investment income              $                0.74       0.80       0.09       0.16      0.29
Distributions in excess of net investment income      $                  --         --         --         --      0.13
Distributions from net realized gains                 $                0.08       2.34       1.36       1.73      0.62
Total distributions                                   $                0.82       3.14       1.45       1.89      1.04
Net asset value, end of period                        $               12.29       9.46      10.59      11.28     11.32
Total Return(2)                                       %               39.06      19.06       6.90      16.43     10.69
Ratios/Supplemental Data
Net asset, end of period (thousands)                  $              19,617     17,803     35,085     37,223    53,614
Ratio of expenses to average net assets(3)            %                1.96       2.12       1.75       1.90      1.67
Ratio of net investment income (loss) to average net
assets(3)                                             %               (0.65)     (0.06)      0.23       0.11      0.48
Portfolio Turnover Rate                               %               12.76     137.33     177.48     128.05    166.35

--------------------------------------------------------------------------------
(1)  Effective      , 2000, the Fund changed its fiscal year end from December
     31 to October 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(3)  Annualized for periods less than one year.

                          If you have any questions, please call 1-800-992-0180.

                                 ING Pilgrim Global Corporate Leaders Fund    65

ING PILGRIM INTERNATIONAL VALUE FUND                        FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------
For the years ended 2000, 1999, 1998 and 1997, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent auditors. For all periods ending prior to October 31, 1997, the financial information was audited by other independent auditors.

                                                           Class A                                       Class B
                                         ------------------------------------------------     ---------------------------------
                                                      Year ended October 31,                      Year ended October 31,
-----------------------------------------------------------------------------------------     ---------------------------------
                                         2000     1999        1998        1997       1996     2000   1999       1998     1997(1)
Operating performance:
Net asset value, beginning of the
period                                   $        11.88       10.90       9.05       8.10            11.76       10.87    10.00
Net investment income (loss)             $         0.08        0.11      (0.09)      0.14             0.01        0.07    (0.02)
Net realized and unrealized gain on
investments                              $         3.58        0.96       2.30       0.85             3.51        0.91     0.89
Total from investment operations         $         3.66        1.07       2.21       0.99             3.52        0.98     0.87
Dividends from net investment
income                                   $        (0.12)         --      (0.14)     (0.04)           (0.04)         --       --
Distributions from net realized gain     $        (0.67)      (0.09)     (0.22)        --            (0.67)      (0.09)      --
Total distributions                      $        (0.79)      (0.09)     (0.36)     (0.04)           (0.71)      (0.09)      --
Net asset value, end of the period       $        14.75       11.88      10.90       9.05            14.57       11.76    10.87
Total return(2)                          %        32.55        9.86      27.59      12.15            31.55        9.16     8.70
Ratios and supplemental data:
Net assets, end of the period (000's)    $      451,815     211,018     60,539     16,777          278,871     145,976   59,185
Ratio of expenses to average net
assets after reimbursement (4)           %         1.68        1.74       1.80       1.85             2.41        2.47     2.50(3)
Ratio of expenses to average net
assets prior to expense
reimbursement                            %         1.68        1.74       2.07       2.82             2.41        2.47     2.58(3)
Ratio of net investment income
(loss) to average net assets             %         0.92        1.62       0.46       1.52             0.18        0.69    (0.71)(3)
Portfolio turnover                       %           29          32         26         74               29          32       26

                                                                          Class C
                                            ----------------------------------------------------------------
                                                                   Year ended October 31,
                                            ----------------------------------------------------------------
                                              2000            1999           1998         1997         1996
------------------------------------------------------------------------------------------------------------
Operating performance:
Net asset value,
beginning of the period                    $                   11.75         10.86         8.93         8.05
Net investment (income loss)               $                     --           0.06        (0.06)        0.05
Net realized and unrealized gain on
investments                                $                    3.51          0.92         2.20         0.86
Total from investment operations           $                    3.51          0.98         2.14         0.91
Dividends from net investment
income                                     $                   (0.04)           --        (0.04)       (0.03)
Distributions from net realized gain       $                   (0.67)        (0.09)       (0.17)          --
Total distributions                        $                   (0.71)        (0.09)       (0.21)       (0.03)
Net asset value, end of the period         $                   14.55         11.75        10.86         8.93
Total return(2)                            %                   31.50          9.07        25.92        11.39
Ratios and supplemental data:
Net assets, end of the period (000's)      $                 310,227       137,651       62,103       14,530
Ratio of expenses to average net
assets after reimbursement (4)             %                    2.41          2.47         2.50         2.50
Ratio of expenses to average net
assets prior to expense
reimbursement                              %                    2.41          2.47         2.74         3.71
Ratio of net investment income (loss)
to average net assets                      %                    0.19          0.68        (0.23)        0.62
Portfolio turnover                         %                      29            32           26           74

--------------------------------------------------------------------------------
(1)  Class B commenced operations on April 17, 1997.

(2) Assumes dividends have been reinvested and does not reflect the effect of sales charges.

(3)  Annualized.

(4)  Expenses calculated net of taxes and advisor reimbursement

66    ING Pilgrim International Value Fund

FINANCIAL HIGHLIGHTS                              ING PILGRIM INTERNATIONAL FUND
-----------------------------------------------------------------------------
For the ten months ended October 31, 2000, the information in the table below, has been audited by PricewaterhouseCoopers LLP, independent auditors. For all periods ending prior to October 31, 2000, the financial information was audited by other independent auditors.

                                             Ten months ended             Year ended December 31,
                                              October 31,     ------------------------------------------------
                                                 2000(1)     1999        1998       1997      1996      1995
--------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net Asset Value, Beginning of Period                $        11.61       10.10      10.86     10.60      10.37
Net investment income (loss)                        $        (0.01)       0.17       0.07     (0.02)     (0.01)
Net realized and unrealized gain (loss) from
investment operations                               $         5.46        1.74       0.10      1.45       0.61
Total income (loss) from investment operations      $         5.45        1.91       0.17      1.43       0.60
Less distributions:
Distributions from net investment income            $         0.03        0.06       0.13      0.20        --
Distributions in excess of net investment income    $           --          --         --        --       0.35
Distributions from net realized gains               $         3.58        0.34       0.80      0.97       0.02
Total distributions                                 $         3.61        0.40       0.93      1.17       0.37
Net asset value, end of period                      $        13.45       11.61      10.10     10.86      10.60
Total Return(1)                                     %        47.85       19.02       1.61     13.57       5.77
Ratios/Supplemental Data
Net assets, end of period (thousands)               $       25,304      24,000     19,949    18,891     17,855
Ratio of expenses to average net assets, before
reimbursement or waiver(2)                          %         1.98        2.25       2.15      2.45       2.46
Ratio of expenses to average net assets, net of
reimbursement or waiver(2)                          %         1.98        1.75       1.75      2.45       2.46
Ratio of net investment income (loss) to
average net assets, before reimbursement
or waiver(2)                                        %        (0.21)      (0.16)      0.13     (0.39)     (0.12)
Ratio of net investment income (loss) to
average net assets, net of reimbursement
or waiver(2)                                        %        (0.21)       0.35       0.53     (0.39)     (0.12)
Portfolio Turnover Rate                             %       143.82      143.67     122.56    113.55     137.72

--------------------------------------------------------------------------------
(1)  Effective        , 2000, the Fund changed its fiscal year end from December
     31 to October 31

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(3)  Annualized for periods less than one year.

                          If you have any questions, please call 1-800-992-0180.

                                            ING Pilgrim International Fund    67

ING PILGRIM INTERNATIONAL CORE GROWTH FUND                  FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------
For the four months ended October 31, 2000, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent auditors. For all periods ending prior to October 31, 2000, the financial information was audited by other independent auditors.

                                                                      Class A
                                       ---------------------------------------------------------------------
                                           Four                 Three
                                          months     Year      months                           February 28,
                                          ended     Ended      ended     Year ended March 31,    1997(3) to
                                         Oct. 31,   June 30,   June 30,  --------------------     March 31,
                                         2000(1)    2000       1999(2)    1999        1998         1997
------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period   $            18.92      17.71      17.01      12.73         12.50
Income from investment operations:
Net investment income (loss)           $            (0.17)      0.04      (0.01)     (0.02)           --
Net realized and unrealized gains on
investments                            $             6.25       1.17       1.02       4.56          0.23
Total from investment operations       $             6.08       1.21       1.01       4.54          0.23
Less distributions from:
Net investment income                  $               --         --       0.18         --            --
Net realized gains on investments      $             1.16         --       0.13       0.26           --
Net asset value, end of period         $            23.84      18.92      17.71      17.01         12.73
Total Return(4):                       %            32.83       6.83       5.90      36.10          1.76
Ratios/Supplemental Data:
Net assets, end of period (000's)      $           23,003     12,409     21,627     12,664             2
Ratios to average net assets:
Net expenses after expense
reimbursement(5)(6)                    %             1.85       1.77       1.89       1.96          1.95
Gross expenses prior to expense
reimbursement(5)                       %             2.16       1.86       2.13       3.02      4,579.78
Net investment income (loss) after
expense reimbursement(5)(6)            %            (0.83)      0.50      (0.51)     (0.45)         0.00
Portfolio turnover                     %              200         67        214        274            76
                                                                         Class B
                                        ----------------------------------------------------------------------
                                           Four                 Three
                                          months      Year      months                           February 28,
                                           ended      Ended     ended     Year ended March 31,    1997(3) to
                                         Oct. 31,   June 30,   June 30,   --------------------     March 31,
                                         2000(1)      2000      1999(2)    1999         1998         1997
--------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                  19.08      17.89      17.10      12.68          12.50
Income from investment operations:
Net investment income (loss)                          (0.30)        --      (0.16)     (0.11)            --
Net realized and unrealized gains on
investments                                            6.21       1.19       1.05       4.66           0.18
Total from investment operations                       5.91       1.19       0.89       4.55           0.18
Less distributions from:
Net investment income                                    --         --       0.03         --             --
Net realized gains on investments                      1.16         --       0.07       0.13             --
Net asset value, end of period                        23.83      19.08      17.89      17.10          12.68
Total Return(4):                                      31.62       6.65       5.24      35.31           1.44
Ratios/Supplemental Data:
Net assets, end of period (000's)                    21,543     12,034     11,033      7,942              1
Ratios to average net assets:
Net expenses after expense
reimbursement(5)(6)                                    2.50       2.36       2.53       2.61           2.59
Gross expenses prior to expense
reimbursement(5)                                       2.81       2.45       2.77       3.04      16,000.25
Net investment income (loss) after
expense reimbursement(5)(6)                           (1.48)     (0.09)     (1.13)     (1.32)          0.00
Portfolio turnover                                      200         67        214        274             76

                                                                              Class C
                                          -------------------------------------------------------------------------------
                                              Four                      Three
                                             months        Year        months                                February 28,
                                              ended        Ended        ended     Year ended March 31,       1997(3) to
                                            Oct. 31,     June 30,     June 30,    ---------------------       March 31,
                                           2000(1)        2000         1999(2)      1999         1998          1997
-------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period      $               19.14        17.94        17.16        12.68         12.50
Income from investment operations:
Net investment income (loss)              $               (0.27)          --        (0.05)       (0.07)           --
Net realized and unrealized gains
on investments                            $                6.22         1.20         0.94         4.55          0.18
Total from investment operations          $                5.95         1.20         0.89         4.48          0.18
Less distributions from:
Net investment income                     $                  --           --         0.11           --            --
Net realized gains on investments         $                1.16           --           --           --            --
Net asset value, end of period            $               23.93        19.14        17.94        17.16         12.68
Total Return(4):                          %               31.73         6.69         5.22        35.25          1.44
Ratios/Supplemental Data:
Net assets, end of period (000's)         $              26,734       11,936       10,400        3,517            43
Ratios to average net assets:
Net expenses after expense
reimbursement(5)(6)                       %                2.50         2.36         2.55         2.61          2.41
Gross expenses prior to expense
reimbursement(5)                          %                2.81         2.45         2.79         5.10         25.55
Net investment income (loss) after
expense reimbursement(5)(6)               %               (1.48)       (0.09)       (1.19)       (1.27)        (0.07)
Portfolio turnover                        %                 200           67          214          274            76

--------------------------------------------------------------------------------
(1) Effective , 2000, the Fund changed its fiscal year end from June 30 to October 31.

(2) Effective May 24, 1999, ING Pilgrim Investments, Inc., became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.

(3)  The Fund commenced operations on February 28, 1997.

(4) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(5)  Annualized for periods less than one year.

(6) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.

68  ING Pilgrim International Core Growth Fund

FINANCIAL HIGHLIGHTS              ING PILGRIM INTERNATIONAL SMALLCAP GROWTH FUND
-----------------------------------------------------------------------------
For the four months ended October 31, 2000, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent auditors. For all periods ending prior to October 31, 2000, the financial information was audited by other independent auditors.

                                                                               Class A
                                             -----------------------------------------------------------------------------
                                                Four                   Three
                                               months       Year      months
                                                ended      Ended       ended              Year ended March 31,
                                              Oct. 31,    June 30,   June 30,    -------------------------------------
                                               2000(1)     2000       1999(2)    1999       1998       1997       1996
---------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period    $        40.94       23.80      21.03      19.29      14.92      13.15      11.51
Income from investment operations:
Net investment income (loss)            $        (0.11)      (0.18)     (0.03)      0.02      (0.15)      0.04      (0.02)
Net realized and unrealized gains on
investments                             $        (4.76)      19.38       2.80       3.21       5.36       1.88       1.79
Total from investment operations        $           --       19.20       2.77       3.23       5.21       1.92       1.77
Less distributions from:
Net investment income                   $           --          --         --         --         --       0.01       0.13
Net realized gains on investments       $           --        2.06         --       1.49       0.84       0.14         --
Net asset value, end of period          $        36.07       40.94      23.80      21.03      19.29      14.92      13.15
Total Return(4):                        %       (11.90)      82.89      13.17      17.26      36.31      14.67      15.46
Ratios/Supplemental Data:
Net assets, end of period (000's)       $      273,362     278,480     37,490     25,336     11,183      5,569      1,056
Ratios to average net assets:
Net expenses after expense
reimbursement(5)(6)                     %                     1.67       1.84       1.94       1.96       1.95       1.95
Gross expenses prior to expense
reimbursement(5)                        %                     1.67       1.86       2.08       2.75       3.76      10.06
Net investment income (loss) after
expense reimbursement(5)(6)             %                    (0.80)     (0.69)     (0.82)     (1.56)     (1.05)     (0.27)
Portfolio turnover                      %                       56         44        146        198        206        141
                                                                           Class B
                                        -------------------------------------------------------------------------------
                                          Four                   Three
                                         months       Year       months                                    May 31,
                                         ended       Ended       ended          Year ended March 31,      1995(3) to
                                        Oct. 31,     June 30,    June 30,   ----------------------------   March 31,
                                        2000(6)       2000       1999(2)    1999       1998       1997        1996
------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period       43.27       25.33      22.43      20.16      15.89     13.96      12.50
Income from investment operations:
Net investment income (loss)               (0.19)      (0.37)     (0.07)     (0.20)     (0.15)    (0.15)     (0.02)
Net realized and unrealized gains on
investments                                (5.03)      20.50       2.97       3.46       5.56      2.09       1.48
Total from investment operations           (5.22)      20.13       2.90       3.26       5.41      1.94       1.46
Less distributions from:
Net investment income                         --          --         --         --         --      0.01         --
Net realized gains on investments             --        2.19         --       0.99       1.14        --         --
Net asset value, end of period              38.0       43.27      25.33      22.43      20.16     15.89      13.96
Total Return(4):                          (12.05)      81.63      12.93      16.55      35.73     13.96      11.68
Ratios/Supplemental Data:
Net assets, end of period (000's)        126,846     132,028     19,331     16,158     12,033     5,080      1,487
Ratios to average net assets:
Net expenses after expense
reimbursement(5)(6)                         2.32        2.32       2.49       2.59       2.61      2.60       2.60
Gross expenses prior to expense
reimbursement(5)                            2.32        2.32       2.51       2.73       2.98      4.89      16.15
Net investment income (loss) after
expense reimbursement(5)(6)                (1.46)      (1.41)     (1.34)     (1.45)     (2.20)    (1.66)     (0.64)
Portfolio turnover                            56         164         44        146        198       206        141

                                                                                Class C
                                             --------------------------------------------------------------------------
                                                 Four                  Three
                                                months       Year      months
                                                ended       Ended      ended           Year ended March 31,
                                               Oct. 31,    June 30,   June 30,  ---------------------------------------
                                               2000(1)      2000      1999(2)   1999       1998       1997       1996
-----------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period   $      39.71       23.34      20.60      18.53      14.87       13.05      11.32
Income from investment operations:
Net investment income (loss)           $      (0.18)      (0.31)     (0.06)     (0.10)     (0.11)      (0.16)      0.01
Net realized and unrealized gains on
investments                            $      (4.60)      18.69       2.80       3.09       5.09        1.98       1.72
Total from investment operations       $      (4.28)      18.38       2.74       2.99       4.98        1.82       1.73
Less distributions from:
Net investment income                  $         --          --         --         --         --          --         --
Net realized gains on investments      $         --        2.01         --       0.92       1.32          --         --
Net asset value, end of period         $      34.93       39.71      23.34      20.60      18.53       14.87      13.05
Total Return(4):                       %     (12.04)      80.89      13.31      16.55      35.63       13.98      15.30
Ratios/Supplemental Data:
Net assets, end of period (000's)      $    136,814     144,068     18,354     13,226      8,014       3,592        933
Ratios to average net assets:
Net expenses after expense
reimbursement(5)(6)                    %       2.32        2.32       2.49       2.59       2.61        2.60       2.60
Gross expenses prior to expense
reimbursement(5)                       %       2.32        2.32       2.51       2.73       3.38        3.95      16.15
Net investment income (loss) after
expense reimbursement(5)(6)            %      (1.46)      (1.41)     (1.34)     (1.45)     (2.18)      (1.67)     (1.02)
Portfolio turnover                     %         56         164         44        146        198         206        141

--------------------------------------------------------------------------------
(1)  Effective ,      2000, the Fund changed its fiscal year end from June 30 to
     October 31.

(2) Effective May 24, 1999, ING Pilgrim Investments, Inc., became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.

(3)  Commencement of share offerings.

(4) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(5)  Annualized for periods less than one year.

(6) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.

                          If you have any questions, please call 1-800-992-0180.

                            ING Pilgrim International SmallCap Growth Fund    69

ING PILGRIM EMERGING MARKETS VALUE FUND                     FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------
The information in the table below has been audited by PricewaterhouseCoopers LLP, independent auditors.

                                                         Class A                               Class B
                                          -------------------------------------       ---------------------------
                                                  Year ended October 31,                 Year ended October 31,
-------------------------------------------------------------------------------       ---------------------------
                                          2000              1999         1998(1)      2000    1999         1998(1)
Operating performance:
Net asset value, beginning of the period    $               7.69         10.00                7.65         10.00
Net investment income                       $               0.12          0.12                0.08          0.09
Net realized and unrealized gain (loss) on
investments                                 $               3.01         (2.43)               2.97         (2.44)
Total from investment operations            $               3.13         (2.31)               3.05         (2.35)
Dividends from net investment income        $              (0.14)           --               (0.10)           --
Distributions from net realized gain        $                 --            --                  --            --
Total distributions                         $              (0.14)           --               (0.10)           --
Net asset value, end of the period          $              10.68          7.69               10.60          7.65
Total return(2)                             %              41.48        (23.10)              40.41        (23.50)
Ratios and supplemental data:
Net assets, end of the period (000's)       $              9,281         3,815               3,823         3,583
Ratio of expenses to average net assets
after reimbursement(4)                      %               2.06          1.80(3)             2.70          2.50(3)
Ratio of expenses to average net assets
prior to expense reimbursement              %               2.21          3.88(3)             2.93          4.74(3)
Ratio of net investment income to
average net assets                          %               1.36          3.38(3)             0.67          2.55(3)
Portfolio turnover                          %                 38             7                  38             7

                                                         Class C
                                             ----------------------------------
                                                   Year ended October 31,
                                             ----------------------------------
                                              2000     1999         1998(1)
-------------------------------------------------------------------------------
Operating performance:
Net asset value, beginning of the period                7.63         10.00
Net investment income                                   0.04          0.09
Net realized and unrealized gain (loss) on
investments                                             3.00         (2.46)
Total from investment operations                        3.04         (2.37)
Dividends from net investment income                   (0.11)           --
Distributions from net realized gain                      --            --
Total distributions                                    (0.11)           --
Net asset value, end of the period                     10.56          7.63
Total return(2)                                        40.49        (23.70)
Ratios and supplemental data:
Net assets, end of the period (000's)                  6,674         2,304
Ratio of expenses to average net assets
after reimbursement(4)                                  2.75          2.50(3)
Ratio of expenses to average net assets
prior to expense reimbursement                          2.91          4.87(3)
Ratio of net investment income to
average net assets                                      0.61          2.68(3)
Portfolio turnover                                        38             7

--------------------------------------------------------------------------------
(1)  Class A, B and C commenced operations on January 1, 1998.

(2) Assumes dividends have been reinvested and does not reflect the effect of sales charges.

(3)  Annualized.

(4)  Expenses calculated net of taxes and advisor reimbursement.

70    ING Pilgrim Emerging Markets Value Fund

FINANCIAL HIGHLIGHTS                         ING PILGRIM EMERGING COUNTRIES FUND
-----------------------------------------------------------------------------
For the four months ended October 31, 2000, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent auditors. For all periods ending prior to October 31, 2000, the financial information was audited by other independent auditors.

                                                                               Class A
                                             ---------------------------------------------------------------------------
                                                Four                  Three
                                               months      Year      months
                                                ended      Ended      ended             Year Ended March 31,
                                              Oct. 31,   June 30,   June 30,  ------------------------------------------
                                             2000(1)      2000       1999(2)     1999        1998       1997       1996
------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period    $                   16.74      13.43      17.39      17.20      14.03      11.00
Income from investment operations:
Net investment income (loss)            $                   (0.20)     (0.05)     (0.06)      0.03      (0.06)     (0.04)
Net realized and unrealized gains
(loss) on investments                   $                    3.63       3.36      (3.81)      1.22       3.51       3.15
Total from investment operations        $                    3.43       3.31      (3.87)      1.25       3.45       3.11
Less distributions from:
Net investment income                   $                      --         --       0.02         --         --       0.02
Net realized gains on investments       $                      --         --       0.07       1.06       0.28       0.06
Net asset value, end of period          $                   20.17      16.74      13.43      17.39      17.20      14.03
Total Return(4):                        %                   20.49      24.65     (22.23)      8.06      24.79      28.43
Ratios/Supplemental Data:
Net assets, end of period (000's)       $                  75,311     53,483     47,180     71,014     38,688      4,718
Ratio to average net assets:
Net expenses after expense
reimbursement(5)(6)                     %                    2.19       2.13       2.27       2.26       2.25       2.25
Gross expenses prior to expense
reimbursement(5)                        %                    2.34       2.66       2.56       2.48       3.08       6.72
Net investment income (loss) after
expense reimbursement(5)(6)             %                   (1.15)     (1.30)     (0.25)      0.55      (1.14)     (0.35)
Portfolio turnover                      %                     211         67        213        243        176        118
                                                                          Class B
                                        -----------------------------------------------------------------------------
                                           Four                  Three
                                          months      Year      months                                      May 31,
                                           ended      Ended      ended         Year Ended March 31,        1995(3) to
                                         Oct. 31,    June 30,   June 30,    ----------------------------    March 31,
                                          2000(1)     2000       1999(2)    1999       1998       1997       1996
---------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                  16.98      13.64      17.64      17.29      14.02      12.50
Income from investment operations:
Net investment income (loss)                          (0.35)     (0.07)     (0.22)     (0.07)     (0.11)     (0.04)
Net realized and unrealized gains
(loss) on investments                                  3.67       3.41     (3.70)       1.26       3.47       1.56
Total from investment operations                       3.32       3.34     (3.92)       1.19       3.36       1.52
Less distributions from:
Net investment income                                    --         --         --         --         --         --
Net realized gains on investments                        --         --       0.08       0.84       0.09         --
Net asset value, end of period                        20.30      16.98      13.64      17.64      17.29      14.02
Total Return(4):                                      19.55      24.49    (22.23)       7.47      24.00      12.16
Ratios/Supplemental Data:
Net assets, end of period (000's)                    30,322     26,342     22,338     38,796     24,558      3,557
Ratio to average net assets:
Net expenses after expense
reimbursement(5)(6)                                    2.84       2.75       2.91       2.91       2.90       2.90
Gross expenses prior to expense
reimbursement(5)                                       2.99       3.28       3.20       3.06       3.66       7.58
Net investment income (loss) after
expense reimbursement(5)(6)                           (1.80)     (1.92)     (0.80)     (0.20)     (1.77)     (1.05)
Portfolio turnover                                      211         67        213        243        176        118

                                                                               Class C
                                             ------------------------------------------------------------------------
                                                Four                  Three
                                               months      Year      months
                                                ended      Ended      ended             Year Ended March 31,
                                              Oct. 31,   June 30,   June 30,    -------------------------------------
                                             2000(1)      2000       1999(2)    1999       1998       1997       1996
---------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period   $                  16.35      13.14     16.98       16.81      13.71      10.79
Income from investment operations:
Net investment income (loss)           $                  (0.32)     (0.07)    (0.27)      (0.12)     (0.10)     (0.05)
Net realized and unrealized gains
(loss) on investments                  $                   3.53       3.28     (3.49)       1.26       3.37       2.97
Total from investment operations       $                   3.21       3.21     (3.76)       1.14       3.27       2.92
Less distributions from:
Net investment income                  $                     --         --        --          --         --         --
Net realized gains on investments      $                     --         --      0.08        0.97       0.17         --
Net asset value, end of period         $                  19.56      16.35     13.14       16.98      16.81      13.71
Total Return(4):                       %                  19.63      24.43    (22.21)       7.47      23.94      27.30
Ratios/Supplemental Data:
Net assets, end of period (000's)      $                 29,610     24,230    19,246      36,986     29,376      4,345
Ratio to average net assets:
Net expenses after expense
reimbursement(5)(6)                    %                   2.84       2.75      2.90        2.91       2.90       2.90
Gross expenses prior to expense
reimbursement(5)                       %                   2.99       3.28      3.19        3.09       3.12       6.23
Net investment income (loss) after
expense reimbursement(5)(6)            %                  (1.80)     (1.92)    (0.77)      (0.26)     (1.75)     (1.06)
Portfolio turnover                     %                    211         67       213         243        176        118

--------------------------------------------------------------------------------
(1)  Effective      , 2000, the Fund changed its fiscal year end from June 30 to
     October 31.

(2) Effective May 24, 1999, INC Pilgrim Investments, Inc., became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.

(3)  Commencement of offering shares.

(4) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(5)  Annualized for periods less than one year.

(6) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.

                          If you have any questions, please call 1-800-992-0180.

                                       ING Pilgrim Emerging Countries Fund    71

ING PILGRIM WORLDWIDE EMERGING MARKETS FUND                 FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------
For the ten months ended October 31, 2000, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent auditors. For all periods prior to October 31, 2000, the financial information was audited by other independent auditors.

                                                               Ten months
                                                                 ended                        Year ended December 31,
                                                              October 31,   ------------------------------------------------------
                                                               2000(1)         1999     1998         1997         1996        1995
----------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net Asset Value, Beginning of Period                      $         --          7.13    10.18        11.49        10.70       11.47
Net investment income (loss)                              $         --         (0.05)    0.12         0.01          --         0.08
Net realized and unrealized gain (loss) from investment
operations                                                $         --          8.05    (3.08)       (1.32)        0.79       (0.76)
Total income (loss) from investment operations            $         --          8.00    (2.96)       (1.31)        0.79       (0.68)
Less distributions:
Distributions from net investment income                  $         --          0.03     0.09           --           --        0.08
Distributions in excess of net investment income          $         --            --       --           --           --        0.01
Total distributions                                       $         --          0.03     0.09           --           --        0.09
Net asset value, end of period                            $         --         15.10     7.13        10.18        11.49       10.70
Total Return(2)                                           %         --        112.58   (29.06)      (11.40)        7.38       (5.93)
Ratios/Supplemental Data
Net assets, end of period (thousands)                     $         --       154,994   65,323      137,686      254,673     265,544
Ratio of expenses to average net assets(3)                %         --          2.00     1.85         1.82         1.76        1.88
Ratio of net investment income (loss) to average net
assets(3)                                                 %         --         (0.66)    1.14         0.09        (0.01)       0.70
Portfolio Turnover Rate                                   %         --        184.39   107.19       112.05        86.26       92.85

--------------------------------------------------------------------------------
(1)  Effective     , 2000, the Fund changed its fiscal year end from December 31 to October 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(3)  Annualized for periods less than one year.

72    ING Pilgrim Worldwide Emerging Markets Fund

FINANCIAL HIGHLIGHTS                          ING PILGRIM GLOBAL TECHNOLOGY FUND
-----------------------------------------------------------------------------
The information in the table below has been audited by PricewaterhouseCoopers, LLP, independent auditors.
                                                                       Ten
                                                                      months
                                                                      ended
                                                                    October 31,
                                                                      2000
-------------------------------------------------------------------------------
Per Share Operating Performance
Net Asset Value, Beginning of Period                        $
Net investment income (loss)                                $
Net realized and unrealized gain (loss) from investment
operations                                                  $
Total income (loss) from investment operations              $
Net asset value, end of period                              $
Total Return(2)                                             %
Ratios/Supplemental Data
Net assets, end of period (thousands)                       $
Ratio of expenses to average net assets, before
reimbursement or waiver(3)                                  %
Ratio of expenses to average net assets, net of
reimbursement or waiver(3)                                  %
Ratio of net investment income (loss) to average net
assets, before reimbursement or waiver(3)                   %
Ratio of net investment income (loss) to average net
assets, net of reimbursement or waiver(3)                   %
Portfolio Turnover Rate                                     %
--------------------------------------------------------------------------------
(1)  Effective ,     2000, the Fund changed its fiscal year end from December 31 to October 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(3)  Annualized for periods less than one year.

                          If you have any questions, please call 1-800-992-0180.

                                        ING Pilgrim Global Technology Fund    73

ING PILGRIM GLOBAL COMMUNICATIONS FUND                      FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------

The information in the table below has been audited by Ernst & Young LLP, independent auditors.

                                                          Class A Shares(1)          Class B Shares(1)       Class C Shares(1)
                                                       Year ended October 31,     Year ended October 31,   Year ended October 31,
                                                               2000                       2000                   2000
----------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net Asset Value Per Share, Beginning of Period      $
Net investment operations:
Net investment loss                                 $
Net realized and unrealized loss(2)                 $
Total income from investment operations             $
Distributions paid from investment income           $
Net asset value per share, end of period            $
Net assets, end of period (thousands)               $
Total investment return at net asset value(3)(4)    %
Ratios/Supplemental Data
Ratio to average net assets(5)
Net expenses                                        %
Gross expenses                                      %
Net investment loss                                 %
Portfolio Turnover Rate(4)                          %

--------------------------------------------------------------------------------
(1)  Commenced operations on March 1, 2000.

(2)  Includes gains and losses on foreign currency transactions.

(3) Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges with respect to Class B and C shares. Total returns would be lower if part of the Fund's expenses were not waived or reimbursed.

(4)  Not annualized.

(5)  Annualized.

74    ING Pilgrim Global Communications Fund

FINANCIAL HIGHLIGHTS              ING PILGRIM GLOBAL INFORMATION TECHNOLOGY FUND
-----------------------------------------------------------------------------
The information in the table below has been audited by Ernst & Young LLP, independent auditors.

                                                              Class A Shares(1)     Class B Shares(1)    Class C Shares(1)
                                                             -------------------   -------------------   ------------------
                                                             Year ended October    Year ended October    Year ended October
                                                                     31,                   31,                  31,
                                                            2000     1999            2000     1999           2000    1999
--------------------------------------------------------------------------------   -------------------    -----------------
Per Share Operating Performance
Net Asset Value Per Share, Beginning of Period        $               10.00                    10.00                10.00
Net investment operations:
Net investment loss                                   $               (0.13)                   (0.08)               (0.05)
Net realized and unrealized gains(2)                  $                7.51                     7.36                 7.33
Total income from investment operations               $                7.38                     7.28                 7.28
Distributions paid from capital gain                  $                  --                       --                   --
Net asset value per share, end of period              $               17.38                    17.28                17.38
Net assets, end of period (thousands)                 $              54.198                    5.964                2.102
Total investment return at net asset value(3)(4)      %               73.80                    72.80                72.80
Ratios/Supplemental Data
Ratio to average net assets(5)
Net expenses                                          %                1.37                     2.25                 2.24
Gross expenses                                        %                2.55                     3.22                 3.20
Net investment loss                                   %               (1.29)                   (2.04)                2.05
Portfolio Turnover Rate(6)                            %               56.88                    56.88                56.88

--------------------------------------------------------------------------------
(1)  Class A, B and C shares commenced operations on December 15, 1998.

(2)  Includes gains and losses on foreign currency transactions.

(3) Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges with respect to Class B and C shares. Total returns would be lower if part of the Fund's expenses were not waived or reimbursed.

(4)  Not annualized.

(5)  Annualized.

                          If you have any questions, please call 1-800-992-0180.

                            ING Pilgrim Global Information Technology Fund    75

ING PILGRIM ASIA-PACIFIC EQUITY FUND                        FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------
For the four months ended October 31, 2000, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent auditors. For all periods prior to October 31, 2000, the financial information was audited by other independent auditors.

                                                                           Class A
                                                ---------------------------------------------------------------
                                                 Four months                                          Sept. 1,
                                                  ended             Year Ended June 30,               1995 to
                                                October 31, -------------------------------------     June 30,
                                                 2000(1)    2000       1999       1998       1997       1996(2)
---------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period              $          7.22       4.46      10.93      10.35      10.00
Income from investment operations:
Net investment income (loss)                      $        (0.05)         --       0.03       0.02       0.03
Net realized and unrealized gain (loss) on
investments                                       $          0.06       2.76      (6.50)      0.58       0.34
Total from investment operations                  $          0.01       2.76      (6.47)      0.60       0.37
Less distributions from:
Net investment income                             $            --         --         --         --         --
In excess of net investment income                $            --         --         --         --       0.02
Tax return of capital                             $            --         --         --       0.02         --
Net asset value, end of period                    $          7.23       7.22       4.46      10.93      10.35
Total Return(3):                                  %          0.14      61.88     (59.29)      5.78       3.76
Ratios/Supplemental Data:
Net assets, end of period (000's)                 $        11,726     14,417     11,796     32,485     18,371
Ratios to average net assets:
Net expenses after expense reimbursement(4)(5)    %          2.11       2.00       2.00       2.00       2.00
Gross expenses prior to expense
reimbursement(4)                                  %          2.55       2.98       2.80       2.54       3.47
Net investment income (loss) after expense
reimbursement(4)(5)                               %         (0.56)      0.01       0.38       0.00       0.33
Portfolio turnover rate                           %           138        111         81         38         15
                                                                                 Class B
                                                  -------------------------------------------------------------------
                                                   Four months                                               Sept. 1,
                                                      ended                Year Ended June 30,              1995 to
                                                   October 31,    -------------------------------------     June 30,
                                                    2000(1)       2000       1999       1998       1997       1996(2)
---------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                                7.02       4.37      10.83      10.31     10.00
Income from investment operations:
Net investment income (loss)                                       (0.11)     (0.04)     (0.03)     (0.07)    (0.01)
Net realized and unrealized gain (loss) on
investments                                                          0.06      2.69      (6.43)      0.59      0.32
Total from investment operations                                   (0.05)      2.65      (6.46)      0.52      0.31
Less distributions from:
Net investment income                                                 --         --         --         --        --
In excess of net investment income                                    --         --         --         --        --
Tax return of capital                                                 --         --         --         --        --
Net asset value, end of period                                      6.97       7.02       4.37      10.83     10.31
Total Return(3):                                                   (0.71)     60.64     (59.65)      5.04      3.19
Ratios/Supplemental Data:
Net assets, end of period (000's)                                 12,228     12,959      9,084     30,169    17,789
Ratios to average net assets:
Net expenses after expense reimbursement(4)(5)                      2.86       2.75       2.75       2.75      2.75
Gross expenses prior to expense
reimbursement(4)                                                    3.30       3.73       3.55       3.29      4.10
Net investment income (loss) after expense
reimbursement(4)(5)                                                (1.31)     (0.74)     (0.39)     (0.79)    (0.38)
Portfolio turnover rate                                              138        111         81         38        15

                                                                                   Class M
                                                    -----------------------------------------------------------------
                                                       Four months                                            Sept. 1,
                                                           ended              Year Ended June 30,            1995 to
                                                        October 31, -----------------------------------      June 30,
                                                      2000(1)       2000      1999      1998       1997       1996(2)
---------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period              $                      7.07      4.40    10.86       10.32      10.00
Income from investment operations:
Net investment income (loss)                      $                     (0.11)    (0.02)      --       (0.05)        --
Net realized and unrealized gain (loss)
on investments                                    $                      0.08      2.69    (6.46)        0.59       0.33
Total from investment operations                  $                     (0.03)      2.67   (6.46)        0.54       0.33
Less distributions from:
Net investment income                             $                        --        --       --          --         --
In excess of net investment income                $                        --        --       --          --        0.01
Tax return of capital                             $                        --        --       --          --         --
Net asset value, end of period                    $                      7.04      7.07     4.40       10.86      10.32
Total Return(3):                                  %                     (0.42)     60.68  (59.48)        5.26       3.32
Ratios/Supplemental Data:
Net assets, end of period (000's)                 $                     3,749     5,184    4,265      11,155      6,476
Ratios to average net assets:
Net expenses after expense reimbursement(4)(5)    %                      2.61      2.50     2.50        2.50       2.50
Gross expenses prior to expense
reimbursement(4)                                  %                      3.05      3.48     3.30        3.04       3.88
Net investment income (loss) after expense
reimbursement(4)(5)                               %                     (1.06)    (0.49)   (0.07)      (0.55)     (0.16)
Portfolio turnover rate                           %                       138       111       81          38         15

--------------------------------------------------------------------------------
(1)  Effective      , 2000, the Fund changed its fiscal year end from June 30 to
     October 31.

(2)  The Fund commenced operations on September 1, 1995.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.

(4)  Annualized for periods less than one year.

(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.

76    ING Pilgrim Asia-Pacific Equity Fund

FINANCIAL HIGHLIGHTS                       ING PILGRIM SMALLCAP ASIA GROWTH FUND
-----------------------------------------------------------------------------
For the ten months ended October 31, 2000, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent auditors. For all periods prior to October 31, 2000, the financial information was audited by other independent auditors.

                                                  Ten months
                                                    ended                Year ended December 31,
                                                  October 31,  ------------------------------------------------
                                                   2000(1)     1999     1998        1997       1996        1995
Per Share Operating Performance
Net Asset Value, Beginning of Period                  $        5.69      7.06       12.24       9.76       10.00
Net investment income (loss)                          $       (0.10)       --       (0.05)     (0.05)       0.02
Net realized and unrealized gain (loss) from
investment operations                                 $        3.36     (1.37)      (5.13)      2.54       (0.24)
Total income (loss) from investment operations        $        3.26     (1.37)      (5.18)      2.49       (0.22)
Less distributions:
Distributions from net investment income              $          --        --          --         --        0.02
Distributions in excess of net investment income      $          --        --          --       0.01          --
Total distributions                                   $          --        --          --       0.01        0.02
Net asset value, end of period                        $        8.95      5.69        7.06      12.24        9.76
Total Return(3)                                       %       57.29    (19.41)     (42.32)     25.50        4.39
Ratios/Supplemental Data
Net asset, end of period (thousands)                  $      14,392    18,278      13,867     23,796       8,936
Ratio of expenses to average net assets, before
reimbursement or waiver(4)                            %        3.00      2.86        2.30       2.64        3.51
Ratio of expenses to average net assets, net of
reimbursement or waiver(4)                            %        2.50      2.50        2.30       2.42        1.75
Ratio of net investment income (loss)to average net
assets, before reimbursement or waiver(4)             %       (1.56)    (0.57)      (0.32)     (0.86)      (1.24)
Ratio of net investment income (loss)to average net
assets, net of reimbursement or waiver(4)             %       (1.05)    (0.21)      (0.32)     (0.64)       0.52
Portfolio Turnover Rate                               %      172.89    193.48      187.41     176.49       40.22

--------------------------------------------------------------------------------
(1)  Effective     , 2000, the Fund changed its fiscal year end from December 31 to October 31.

(2)  The Fund commenced operations on July 3, 1995.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(4)  Annualized for periods less than one year.

                          If you have any questions, please call 1-800-992-0180.

                                     ING Pilgrim SmallCap Asia Growth Fund    77

ING PILGRIM EUROPEAN EQUITY FUND                            FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------
The information in the table below has been audited by Ernst & Young LLP, independent auditors.

                                                       Class A(1)             Class B(1)              Class C(1)
                                                 ---------------------  -----------------------  ----------------------
                                                 Year ended October 31,  Year ended October 31,  Year ended October 31,
                                                   2000(2)      1999         2000(2)   1999         2000(2)  1999
----------------------------------------------------------------------  -----------------------  ----------------------
Per Share Operating Performance
Net Asset Value Per Share, Beginning of Period     $           10.00                   10.00                 10.00
Net investment operations:
Net investment income (loss)                       $            0.04                    0.00(7)              (0.01)
Net realized and unrealized gains(2)               $            0.91                    0.89                  0.90
Total from investment operations                   $            0.95                    0.89                  0.89
Distributions paid from:
Capital gain                                       $              --                      --                    --
Investment income                                  $              --                      --                    --
Total distributions                                $              --                      --                    --
Net asset value per share, end of period           $           10.95                   10.89                 10.89
Net assets, end of period (thousands)              $          28,746                     849                    62
Total investment return at net asset value(3)(4)   %            9.50                    8.90                  8.90
Ratios/Supplemental Data
Ratio to average net assets(5)
Net expenses                                       %            1.61                    2.27                  2.26
Gross expenses                                     %            3.06                    3.35                  3.34
Net investment loss                                %            0.48                   (0.08)                (0.15)
Portfolio Turnover Rate(4)                         %           62.91                   62.91                 62.91

--------------------------------------------------------------------------------
(1)  Class A, B and C shares commenced operations on December 15, 1998.

(2)  Includes gains and losses on foreign currency transactions.

(3) Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges with respect to Class B and C shares. Total returns would be lower if part of the Fund's expenses were not waived or reimbursed.

(4)  Not annualized.

(5)  Annualized.

(6)  Amount represents less than $0.01.

78    ING Pilgrim European Equity Fund

FINANCIAL HIGHLIGHTS                       ING PILGRIM TROIKA DIALOG RUSSIA FUND
--------------------------------------------------------------------------------

For the ten months ended October 31, 2000, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent auditors. For all periods prior to October 31, 2000, the financial information was audited by other independent auditors.

                                                               Ten months
                                                                 ended                 Year ended December 31,
                                                               October 31,  --------------------------------------------
                                                                2000(1)      1999      1998      1997       1996(2)
---------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
 Net Asset Value, Beginning of Period                      $                 2.64     17.50      11.24     12.12
 Net investment income (loss)                              $                 0.18      0.15      (0.01)    (0.05)
 Net realized and unrealized gain (loss) from investment
 operations                                                $                 3.99    (14.70)      7.57     (0.51)
 Total income (loss) from investment operations            $                 4.17    (14.55)      7.56     (0.56)
 Less distributions:
 Distributions from net investment income                  $                 0.07      0.07        --        --
 Distributions from net realized gains                     $                  --       0.24       1.30      0.32
 Total distributions                                       $                 0.07      0.31       1.30      0.32
 Net asset value, end of period                            $                 6.74      2.64      17.50     11.24
 Total Return(3)                                           %               159.76     82.99      67.50     (9.01)
Ratios/Supplemental Data
 Net assets, end of period (thousands)                     $               59,011    19,147    137,873    13,846
 Ratio of expenses to average net assets, before
 redemption fee proceeds(4)                                %                 3.32      2.64       2.89      5.07
 Ratio of expenses to average net assets, net of
 redemption fee proceeds(4)                                %                 2.23      1.84       1.85      2.65
 Ratio of net investment income (loss) to average net
 assets, before redemption fee proceeds(4)                 %                 3.30      0.57      (1.14)    (3.69)
 Ratio of net investment income (loss) to average net
 assets, net of redemption fee proceeds(4)                 %                 4.39      1.36      (0.11)    (1.27)
 Portfolio Turnover Rate                                   %                91.14     65.76      66.84    115.55

--------------------------------------------------------------------------------

(1) Effective , 2000, the Fund changed its fiscal year end from December 31 to October 31.

(2) The Fund's commencement of operations was June 3, 1996 with the investment of its initial capital. The Fund's registration statement with the Securities and Exchange Commission became effective on July 3, 1996. Financial results prior to the effective date of the Fund's registration statement are not presented in this Financial Highlights Table.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value.Total return for less than one year is not annualized.

(4)   Annualized for periods less than one year.

                          If you have any questions, please call 1-800-992-0180.

                                     ING Pilgrim Troika Dialog Russia Fund    79

ING PILGRIM GOLD FUND                                       FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For the ten months ended October 31, 2000, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent auditors. For all periods prior to October 31, 2000, the financial information was audited by other independent auditors.

                                                       Ten months
                                                         ended
                                                      October 31,                   Year ended December 31,
                                                       2000(1)       1999       1998       1997        1996        1995
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
 Net Asset Value, Beginning of Period             $                  3.03       3.24      5.97          6.24       6.37
 Net investment income (loss)                     $                 (0.01)        --        --          0.02         --
 Net realized and unrealized gain (loss) from
 investment operations                            $                  0.27      (0.21)    (2.52)         0.50      (0.12)
 Total income (loss) from investment operations   $                  0.26      (0.21)    (2.52)         0.52      (0.12)
 Less distributions:
 Distributions from net investment income         $                   --         --       0.21          0.79       0.01
 Total distributions                              $                   --         --       0.21          0.79       0.01
 Net asset value, end of period                   $                  3.29       3.03      3.24          5.97       6.24
 Total Return(2)                                  %                  8.58      (6.39)   (42.98)         7.84      (1.89)
Ratios/Supplemental Data
 Net assets, end of period (thousands)            $                72,516     50,841    53,707       109,287    135,779
 Ratio of expenses to average net assets(3)       %                  1.94       1.74      1.65          1.60       1.70
 Ratio of net investment income (loss) to
 average net assets(3)                            %                 (0.02)      0.08      0.17         (0.32)      0.07
 Portfolio Turnover Rate                          %                 78.55      28.93     38.32         31.04      40.41

--------------------------------------------------------------------------------
(1) Effective , 2000, the Fund changed its fiscal year end from December 31 to October 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(3)  Annualized for periods less than one year.


80    ING Pilgrim Gold Fund

FINANCIAL HIGHLIGHTS                                     ING PILGRIM SILVER FUND
--------------------------------------------------------------------------------

For the ten months ended October 31, 2000, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent auditors. For all periods prior to October 31, 2000, the financial information was audited by other independent auditors.

                                                        Ten months                Six month
                                                          ended     Year ended   period ended              Year ended June 30,
                                                       October 31,  December 31,  December 31,   -----------------------------------
                                                          2000(1)      1999         1998(2)      1998      1997     1996        1995
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
 Net Asset Value, Beginning of Period                    $             2.73          3.26        3.95     4.46       4.00      3.92
 Net investment income (loss)                            $             0.01         (0.01)      (0.02)   (0.04)     (0.03)    (0.03)
 Net realized and unrealized gain (loss) from investment
 operations                                              $             0.23         (0.52)      (0.66)   (0.43)      0.51      0.11
 Total income (loss) from investment operations          $             0.24         (0.53)      (0.68)   (0.47)      0.48      0.08
 Less distributions:
 Distributions from net investment income                $             0.01           --          --       --         --        --
 Distributions in excess of net investment income        $              --            --         0.01     0.04       0.02       --
 Total distributions                                     $             0.01           --         0.01     0.04       0.02       --
 Net asset value, end of period                          $             2.96          2.73        3.26     3.95       4.46      4.00
 Total Return(3)                                         %             8.70        (16.26)     (17.32)  (10.76)     12.02      2.04
Ratios/Supplemental Data
 Net assets, end of period (thousands)                   $           25,413        25,560      34,921   42,035     73,945    65,517
 Ratio of expenses to average net assets(4)              %             2.11          2.37        1.90     1.96       1.73      1.82
 Ratio of net investment income (loss) to average net
 assets(4)                                               %             0.49         (0.61)      (0.54)   (0.78)     (0.72)    (0.83)
 Portfolio Turnover Rate                                 %            29.44          5.68       28.78    18.76      44.30     44.22

--------------------------------------------------------------------------------
(1) Effective , 2000, the Fund changed its fiscal year end from December 31 to October 31.

(2)  The Fund changed its fiscal year-end from June 30 to December 31.


(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(4)  Annualized for periods less than one year.

                          If you have any questions, please call 1-800-992-0180.

                                                   ING Pilgrim Silver Fund    81

ING PILGRIM GLOBAL INCOME FUND                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For the ten months ended October 31, 2000, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent auditors. For all periods prior to October 31, 2000, the financial information was audited by other independent auditors.

                                                          Ten months
                                                            ended
                                                          October 31,                       Year ended December 31,
                                                            2000(1)       1999           1998       1997       1996      1995
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
 Net asset value, beginning of period                 $                  10.36          10.58      11.22      10.75      9.80
 Net investment income (loss)                         $                   1.16           0.90       1.04       1.01      0.96
 Net realized and unrealized gain (loss) from
 investment operations                                $                  (1.20)         (0.07)     (0.50)      0.36      0.95
 Total income (loss) from investment operations       $                   0.04           0.83       0.54       1.37      1.91
 Less distributions:
 Distributions from net investment income             $                   0.82           0.87       0.91       0.86      0.96
 Distributions from net realized gains                $                   0.05           0.18       0.27       0.04       --
 Total distributions                                  $                   0.87           1.05       1.18       0.90      0.96
 Net asset value, end of period                       $                   9.45          10.36      10.58      11.22     10.75
 Total Return(2)                                      %                  (0.31)          8.21       5.00      13.33     20.10
Ratios/Supplemental Data:
 Net assets, end of period (thousands)                $                 31,696         36,407     23,668     29,110    12,255
 Ratio of expenses to average net assets, before
 reimbursement or waiver(3)                           %                   1.86 (4)       1.89       2.17       2.33      3.07
 Ratio of expenses to average net assets, net of
 reimbursement or waiver(3)                           %                   1.86 (4)       1.50       1.50       1.50      2.75
 Ratio of net investment income (loss) to average net
 assets, before reimbursement or waiver(3)            %                  11.52          10.99       8.99       9.49      9.48
 Ratio of net investment income (loss) to average net
 assets, net of reimbursement or waiver(3)            %                  11.52          11.38       9.66      10.32      9.80
 Portfolio turnover rate                              %                  24.56          45.25     117.94      71.83    164.72

--------------------------------------------------------------------------------
(1) Effective , 2000, the Fund changed its fiscal year end from December 31 to October 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Fund incepted operation on October 23, 2000.

(5)  Annualized for periods less than one year.

82  ING Pilgrim Global Income Fund

WHERE TO GO FOR MORE INFORMATION

You'll find more information about the ING Pilgrim Funds in our:

ANNUAL/SEMI-ANNUAL REPORTS

Includes a discussion of recent market conditions and investment strategies that significantly affected performance, the financial statements and the auditors' reports (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the ING Pilgrim Funds. The SAI is legally part of this prospectus (it is incorporated by reference). A copy has been filed with the Securities and Exchange Commission (SEC).

Please write or call for a free copy of the current Annual/Semi-Annual reports, the SAI or other Fund information, or to make shareholder inquiries:

THE ING PILGRIM FUNDS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at www.pilgrimfunds.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's Internet website at http://www.sec.gov

When contacting the SEC, you will want to refer to the Fund's SEC file number. The file numbers are as follows:

ING Pilgrim Mayflower Trust                                811-7978
ING Pilgrim Advisory Funds, Inc.                           811-9040
ING Pilgrim Mutual Funds                                   811-7428
ING Pilgrim Global Corporate Leaders Fund, Inc.            811-5113
ING Pilgrim International Fund, Inc.                       811-8172
ING Pilgrim Worldwide Emerging Markets Fund, Inc.          811-1838
ING Pilgrim Global Technology Fund, Inc.                   811-9649
ING Pilgrim SmallCap Asia Growth Fund, Inc.                811-7287
ING Pilgrim Troika Dialog Russia Fund, Inc.                811-7587
ING Pilgrim Gold Fund, Inc.                                811-2881
ING Pilgrim Silver Fund, Inc.                              811-4111
ING Pilgrim Global Income Fund                             811-4675
ING Funds Trust                                            811-8895

INTLPROSXXXXXX-XXXXXX

March 1, 2001
Classes A, B, C, M and T

                                             U.S. EQUITY FUNDS
                                             ING Pilgrim MagnaCap
                                             ING Pilgrim Growth and Income
                                             ING Pilgrim LargeCap Leaders
                                             ING Pilgrim Research Enhanced Index
                                             ING Pilgrim Tax Efficient Equity
                                             ING Pilgrim Growth Opportunities
                                             ING Pilgrim LargeCap Growth
                                             ING Pilgrim MidCap Value
                                             ING Pilgrim MidCap Opportunities
                                             ING Pilgrim MidCap Growth
                                             ING Pilgrim Growth + Value
                                             ING Pilgrim SmallCap Opportunities
                                             ING Pilgrim SmallCap Growth
                                             ING Pilgrim Bank and Thrift
                                             ING Pilgrim Internet
                                               Equity & Income Funds
                                             ING Pilgrim Balanced
                                             ING Pilgrim Convertible

This prospectus contains important information about investing in the ING Pilgrim Funds. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit, is not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency and is affected by market fluctuations. There is no guarantee that the Funds will achieve their objectives. As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities nor has the SEC judged whether the information in this prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

These pages contain a description of each of our Funds included in this prospectus, including its objective, investment strategy and risks.

[GRAPHIC]

OBJECTIVE

[GRAPHIC]

INVESTMENT STRATEGY

You'll also find:

[GRAPHIC]

RISKS

HOW THE FUND HAS PERFORMED.

A chart that shows the Fund's financial performance for the past ten years (or since inception, if shorter).

[GRAPHIC]

HOW THE FUND HAS PERFORMED

WHAT YOU PAY TO INVEST. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in a Fund.


An Introduction to the ING Pilgrim Funds                                       1
Funds At A Glance                                                              2

U.S. EQUITY FUNDS
ING Pilgrim MagnaCap                                                           4
ING Pilgrim Growth and Income                                                  6
ING Pilgrim LargeCap Leaders                                                   8
ING Pilgrim Research Enhanced Index                                           10
ING Pilgrim Tax Efficient Equity                                              12
ING Pilgrim Growth Opportunities                                              14
ING Pilgrim LargeCap Growth                                                   16
ING Pilgrim MidCap Value                                                      18
ING Pilgrim MidCap Opportunities                                              20
ING Pilgrim MidCap Growth                                                     22
ING Pilgrim Growth + Value                                                    24
ING Pilgrim SmallCap Opportunities                                            26
ING Pilgrim SmallCap Growth                                                   28
ING Pilgrim Bank and Thrift                                                   30
ING Pilgrim Internet                                                          32

EQUITY & INCOME FUNDS
ING Pilgrim Balanced                                                          34
ING Pilgrim Convertible                                                       36

WHAT YOU PAY TO INVEST                                                        38
SHAREHOLDER GUIDE                                                             43
MANAGEMENT OF THE FUNDS                                                       50
DIVIDENDS, DISTRIBUTIONS AND TAXES                                            53
MORE INFORMATION ABOUT RISKS                                                  54
FINANCIAL HIGHLIGHTS                                                          57
WHERE TO GO FOR MORE INFORMATION                                      Back cover

                                                            INTRODUCTION TO THE
                                                               ING PILGRIM FUNDS
--------------------------------------------------------------------------------

Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities they invest in. Please read this prospectus carefully to be sure you understand the principal risks and strategies associated with each of our Funds. You should consult the Statement of Additional Information (SAI) for a complete list of the risks and strategies.

If you have any questions about the ING Pilgrim Funds, please call your financial consultant or us at 1-800-992-0180.

This prospectus is designed to help you make informed decisions about your investments.

U.S. EQUITY FUNDS


ING Pilgrim's U.S. Equity Funds focus on long-term growth by investing primarily in domestic equities. They may suit you if you:


     *    are investing for the long-term -- at least several years

     *    are willing to accept higher risk in exchange for long-term growth.

EQUITY AND INCOME FUNDS


     ING Pilgrim's Equity and Income Funds seek income and growth of capital.


     They may suit you if you:

     *    want both regular income and capital appreciation

     * are looking for growth potential, but don't feel comfortable with the level of risk associated with the Equity Funds.

[GRAPHIC]


If you have any questions about the ING Pilgrim Funds, please call your financial consultant or us at 1-800-992-0180.



[GRAPHIC]

                          If you have any questions, please call 1-800-992-0180.

--------
Funds
At A
Glance
--------


This table is a summary of the objectives, main investments and risks of each ING Pilgrim Fund. It is designed to help you understand the differences between the Funds, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Fund's investment objectives, strategies and risks, which begin on page 4.

               FUND                                                  INVESTMENT OBJECTIVE
               ----                                                  --------------------
U.S. Equity    MagnaCap Fund                                         Growth of capital, with dividend income as a
Funds          Adviser: ING Pilgrim Investments, Inc.                secondary consideration

               Growth and Income Fund                                Long-term capital appreciation, with income
               Adviser: ING Pilgrim Investments, Inc.                as a secondary objective

               LargeCap Leaders Fund                                 Long-term capital appreciation
               Adviser: ING Pilgrim Investments, Inc.

               Research Enhanced Index Fund                          Capital appreciation
               Adviser: ING Pilgrim Investments, Inc.
               Sub-Adviser: J.P. Morgan
               Investment Management Inc.

               Tax Efficient Equity Fund                             High total return on an after-tax basis
               Adviser: ING Mutual Funds Management Co. LLC.
               Sub-Adviser: Delta Asset Management.

               Growth Opportunities Fund                             Long-term growth of capital
               Adviser: ING Pilgrim Investments, Inc.

               LargeCap Growth Fund                                  Long-term capital appreciation
               Adviser: ING Pilgrim Investments, Inc.

               MidCap Value Fund                                     Long-term capital appreciation
               Adviser: ING Pilgrim Investments, Inc.

               MidCap Opportunities Fund                             Long-term capital appreciation
               Adviser: ING Pilgrim Investments, Inc.

               MidCap Growth Fund                                    Long-term capital appreciation
               Adviser: ING Pilgrim Investments, Inc.

               Growth + Value Fund                                   Capital appreciation
               Adviser: ING Pilgrim Investments, Inc.
               Sub-Adviser: Navellier Fund
               Management, Inc.

               SmallCap Opportunities Fund                           Capital appreciation
               Adviser: ING Pilgrim Investments, Inc.

               SmallCap Growth Fund                                  Long-term capital appreciation
               Adviser: ING Pilgrim Investments, Inc.

               Bank and Thrift Fund                                  Long-term capital appreciation, with income
               Adviser: ING Pilgrim Investments, Inc.                as a secondary objective

               Internet Fund
               Adviser: ING Mutual Funds Management Co. LLC.         Long-term capital appreciation
               Sub-Adviser: ING Investment Management Advisors B.V.

Equity &       Balanced Fund                                         Long-term capital appreciation and current income
Income Funds   Adviser: ING Pilgrim Investments, Inc.

               Convertible Fund                                      Total return, consisting of capital appreciation
               Adviser: ING Pilgrim Investments, Inc.                and current income


MAIN INVESTMENTS                             MAIN RISKS
----------------                             ----------
Equity securities that meet disciplined      Price volatility and other risks that accompany an investment in
selection criteria designed to identify      equity securities.
companies capable of paying rising
dividends.

Equity securities of large, ably             Price volatility and other risks that accompany an investment in
managed, and well-financed U.S.              equity securities.
companies.

Equity securities of large U.S.              Price volatility and other risks that accompany an investment in
companies believed to be leaders in          equity securities.
their industries.

Equity securities of large U.S.              Price volatility and other risks that accompany an investment in
companies that make up the S&P 500           equity securities.
Index.

Equity securities and instruments whose      Price volatility and other risks that accompany an investment in
returns depend upon stock market prices,     equity securities. May not provide as high a return before taxes
managed in a manner that will attempt to     as other funds, and as a result may not be suitable for investors
reduce net realized gains each year.         who are not subject to current income tax.

Equity securities of large, medium, and      Price volatility and other risks that accompany an investment in
small U.S. companies believed to have        growth-oriented equity securities.
growth potential.

Equity securities of large U.S.              Price volatility and other risks that accompany an investment in
companies believed to have growth            growth-oriented equity securities.
potential.

Equity securities of medium-sized U.S.       Price volatility and other risks that accompany an investment in
companies that meet disciplined              equity securities of medium-sized companies. Particularly
selection criteria designed to identify      sensitive to price swings during periods of economic uncertainty.
companies with prices below their
long-term value.

Equity securities of medium-sized U.S.       Price volatility and other risks that accompany an investment in
companies believed to have growth            equity securities of growth-oriented and medium-sized companies.
potential.                                   Particularly sensitive to price swings during periods of economic uncertainty.

Equity securities of medium-sized U.S.       Price volatility and other risks that accompany an investment in
companies believed to have growth            equity securities of medium-sized companies. Particularly
potential.                                   sensitive to price swings during periods of economic uncertainty.

Equity securities of small-sized U.S.        Price volatility and other risks that accompany an investment in
companies.                                   equity securities of growth-oriented and small-sized companies.
                                             Particularly sensitive to price swings during periods of economic uncertainty.

Equity securities of small-sized U.S.        Price volatility and other risks that accompany an investment in
companies believed to have growth            equity securities of growth-oriented and small-sized companies.
potential.                                   Particularly sensitive to price swings during periods of economic uncertainty.

Equity securities of small-sized U.S.        Price volatility and other risks that accompany an investment in
companies believed to have growth            equity securities of growth-oriented and small-sized companies.
potential.                                   Particularly sensitive to price swings during periods of economic uncertainty.


Equity securities of banks and thrifts       Price volatility and other risks that accompany an investment in
or their holding or parent companies,        equity securities. Susceptible to risks of decline in the price
and savings accounts of mutual thrifts.      of securities concentrated in the banking and thrift industries.

U.S. and non-U.S. internet technology        Price volatility and other risks that accompany an investment in
companies.                                   equity securities and maintaining a non diversified portfolio will also experience risks related to investments in foreign securities (for example, currency exchange rate fluctuations).
                                             Products and services of companies engaged in internet-related activities are subject to relatively high risks of rapid
                                             obsolescence caused by scientific and technological advances.

A mix of equity and debt securities.         Price volatility and other risks that accompany an investment in equity securities. Credit, interest rate and other risks that accompany an investment in debt securities.

Convertible securities of companies of       Price volatility and other risks that accompany an investment in
various sizes, as well as equities, and      equity securities. Credit, interest rate, liquidity and other
high-yield debt.                             risks that accompany an investment in debt securities,and lower quality debt securities.

------------
U.S. Equity
Funds
------------

ING PILGRIM MAGNACAP FUND                          Adviser
                                                   ING Pilgrim Investments, Inc.
--------------------------------------------------------------------------------

OBJECTIVE
[GRAPHIC]

The Fund seeks growth of capital, with dividend income as a secondary consideration.

INVESTMENT
STRATEGY
[GRAPHIC]

The Fund is managed with the philosophy that companies that can best meet the Fund's objectives have paid increasing dividends or have had the capability to pay rising dividends from their operations. The Fund normally invests at least 65% of its assets in equity securities of companies that meet the following disciplined criteria:

Consistent Dividends -- A company must have paid or had the financial capability from its operations to pay a dividend in eight out of the last 10 years.

Substantial Dividend Increases -- A company must have increased its dividends or had the financial capability from its operations to have increased its dividends at least 100% over the past 10 years.

Reinvested Earnings -- Dividend payout must be less than 65% of current earnings.

Strong Balance Sheet -- Long term debt should be no more than 25% of the company's total capitalization or a company's bonds must be rated at least A- or A-3.

Attractive Price -- A company's current share price should be in the lower half of the stock's price/earnings ratio range for the past ten years, or the ratio of the share price to its anticipated future earnings must be an attractive value in relation to the average for its industry peer group or that of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index).

The equity securities in which the Fund may invest include common stocks, convertible securities, and rights or warrants. Normally, the Fund's investments are primarily in larger companies that are included in the largest 500 U.S. companies. The remainder of the Fund's assets may be invested in equity securities that the adviser believes have growth potential because they represent an attractive value.

In selecting securities for the Fund, preservation of capital is also an important consideration. Although the Fund normally will be invested as fully as practicable in equity securities, assets that are not invested in equity securities may be invested in high quality debt securities. The Fund may invest up to 5% of its assets, measured at the time of investment, in foreign securities.

--------------------------------------------------------------------------------

RISKS
[GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

Market Trends -- from time to time, the stock market may not favor the value securities that meet the Fund's disciplined investment criteria. Rather, the market could favor growth-oriented stocks or small company stocks, or may not favor equities at all.

Debt securities -- the value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities.

Credit Risk -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns.

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

4    ING Pilgrim MagnaCap Fund

                                                      ING PILGRIM MAGNACAP FUND
--------------------------------------------------------------------------------

HOW THE
FUND HAS
PERFORMED
[GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)

    1991   1992   1993   1994   1995   1996   1997   1998   1999   2000
    ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
    25.28  8.02   9.25   4.15   35.22  18.51  27.73  16.09  12.20

Best and worst quarterly performance during this period:


    quarter     : up      %

    quarter     : down    %


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the S&P 500 Index.


Average Annual Total Returns

                                                                                           S&P
                                                                                           500
                             Class A(3)     Class B(4)     Class C(4)     Class M(5)     Index(6)
                             ----------     ----------     ----------     ----------     --------

One year, ended
December 31, 2000     %

Five years, ended
December 31, 2000     %                                        N/A

Ten years, ended
December 31, 2000     %                                        N/A

Since inception of
Classes B and M(7)    %                                        N/A

Since inception of
Classes C(8)          %         N/A            N/A              --             N/A           --

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2)  Reflects deduction of sales charge of 5.75%.
(3) Reflects deduction of deferred sales charge of 5%, 2% and 1% respectively, for 1 year, five year and since inception returns.
(4)  Reflects deduction of deferred sales charge of 1% for 1 year return.
(5)  Reflects deduction of sales charge of 3.5%.
(6) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization U.S. companies.
(7)  Classes B and M commenced operations on July 17, 1995.
(8)  Class C commenced operations on ___________.

                                                                       [GRAPHIC]

                          If you have any questions, please call 1-800-992-0180.

                                                  ING Pilgrim MagnaCap Fund    5

-----------
U.S. Equity
Funds
-----------

ING PILGRIM GROWTH AND INCOME FUND
                                                   Adviser
                                                   ING Pilgrim Investments, Inc.
--------------------------------------------------------------------------------

OBJECTIVE
[GRAPHIC]

The Fund's principal investment objective is long-term capital appreciation. Income is a secondary objective.

INVESTMENT
STRATEGY
[GRAPHIC]

The Fund will invest at least 65% of its total assets in common stocks of U.S. companies, which may include dividend paying securities and securities convertible into shares of common stock. The Fund seeks to invest in large, ably managed and well financed companies. The investment approach is to identify high quality companies with good earnings and price momentum which sell at attractive valuations.

The Fund may invest the remaining 35% of its assets in foreign securities and smaller capitalization companies.

--------------------------------------------------------------------------------

RISKS
[GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. The Fund also may invest in small and medium-sized companies, which may be more susceptible to price swings because they have fewer financial resources, more limited product and market diversification, and many are dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the large company value securities in which the Fund invests. Rather, the market could favor growth-oriented stocks or small company stocks, or may not favor equities at all.

Inability to Sell Securities -- securities of smaller companies trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

6    ING Pilgrim Growth and Income Fund

                                             ING PILGRIM GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

HOW THE
FUND HAS
PERFORMED
[GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)(2)

    1991   1992   1993   1994   1995   1996   1997   1998   1999   2000
    ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
    24.87  12.36  13.22  -3.11  22.57  26.46  30.36  21.42  15.54

Best and worst quarterly performance during this period:


    quarter 1998: up      %

    quarter 1990: down    %

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index).

Average Annual Total Returns

                                                        S&P
                                                        500
                                    Class A(3)(4)     Index(5)
                                    -------------     --------
One year, ended
December 31, 2000         %

Five years, ended
December 31, 2000         %

Ten years, ended
December 31, 2000         %

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 31, 2000, the Fund's outstanding shares were classified as "Class A" shares.
(3) This table shows the performance of the Class A shares of the Fund. Class B and Class C shares of the Fund did not have a full year's performance during the year ended December 31, 2000.
(4)  Reflects a deduction of sales charge of 5.75%.
(5) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization U.S. companies.


                                                                       [GRAPHIC]

                          If you have any questions, please call 1-800-992-0180.

                                         ING Pilgrim Growth and Income Fund    7

-----------
U.S. Equity
Funds
-----------

ING PILGRIM LARGECAP LEADERS FUND                  Adviser
                                                   ING Pilgrim Investments, Inc.
--------------------------------------------------------------------------------

OBJECTIVE
[GRAPHIC]

The Fund seeks long-term capital appreciation.

INVESTMENT
STRATEGY
[GRAPHIC]

The Fund normally invests at least 65% of its total assets in equity securities of large U.S. companies that the adviser believes are leaders in their industries. The portfolio managers consider whether these companies have a sustainable competitive edge.

The portfolio managers emphasize a value approach, and seek securities whose prices in relation to projected earnings are believed to be reasonable in comparison to the market. For this Fund, a company with a market capitalization (outstanding shares multiplied by price per share) of over $5 billion is considered to be a large company, although the Fund may also invest to a limited degree in companies that have a market capitalization between $1 billion and $5 billion.

The equity securities in which the Fund may invest include common stock, convertible securities, preferred stock, American Depositary Receipts, and warrants. The Fund normally invests as fully as practicable (at least 80%) in equity securities.


Pending Merger -- Subject to Shareholder approval, the Fund's Board of Directors has approved the reorganization of the Fund into ING Pilgrim MagnaCap Fund. You could therefore ultimately hold shares of that Fund.


--------------------------------------------------------------------------------

RISKS
[GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. The Fund also may invest in small and medium-sized companies, which may be more susceptible to price swings because they have fewer financial resources, more limited product and market diversification, and many are dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the large company value securities in which the Fund invests. Rather, the market could favor growth-oriented stocks or small company stocks, or may not favor equities at all.

Inability to Sell Securities -- securities of smaller companies trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

8    ING Pilgrim LargeCap Leaders Fund

                                              ING PILGRIM LARGECAP LEADERS FUND
--------------------------------------------------------------------------------

HOW THE
FUND HAS
PERFORMED
[GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Returns (%)(1)(2)

    1991   1992   1993   1994   1995   1996   1997   1998   1999   2000
    ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
                                       21.07  20.15  20.08  18.94

Best and worst quarterly performance during this period:


    quarter 1998: up      %

    quarter 1998: down    %


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index).


Average Annual Total Returns

                                                                                 S&P 500
                             Class A(3)   Class B(4)   Class C(5)   Class M(6)   Index(7)
                             ----------   ----------   ----------   ----------   --------
                                                       C>
One year, ended
December 31 2000        %
                                                           --
Five years, ended
December 31, 2000       %       --            --          N/A            --         --

Since inception of                                        N/A
Classes A, B and M(8)   %

Since inception of
Class C(9)              %       N/A           N/A          --           N/A

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Prior to November 1, 1998, the Fund's investment policies were different in that they emphasized large company value stocks without necessarily emphasizing industry leaders. ING Pilgrim Investments, Inc. has been the Fund's investment adviser since the Fund commenced operations; however, prior to November 1, 1997, the Fund was managed by a sub-adviser.
(3)  Reflects deduction of sales charge of 5.75%.
(4) Reflects deduction of deferred sales charge of 5% and 2%, respectively, for 1 year and since inception returns.
(5)  Reflects deduction of deferred sales charge of 1% for 1 year return.
(6)  Reflects deduction of sales charge of 3.5%.
(7) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization U.S. companies.
(8)  Classes A, B and M commenced operations on September 1, 1995.
(9)  Class C shares commenced operations on ____________.


                                                                       [GRAPHIC]

                          If you have any questions, please call 1-800-992-0180.

                                          ING Pilgrim LargeCap Leaders Fund    9

-----------
U.S. Equity
Funds
-----------

                                          Adviser
                                          ING Pilgrim Investments, Inc.
                                          Sub-Adviser
ING PILGRIM RESEARCH ENHANCED INDEX FUND  J.P. Morgan Investment Management Inc.
--------------------------------------------------------------------------------

OBJECTIVE
[GRAPHIC]

The Fund seeks capital appreciation.

INVESTMENT
STRATEGY
[GRAPHIC]

The Fund invests primarily in large companies that make up the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). Based on extensive research regarding projected company earnings and dividends, a valuation model ranks companies in each industry group according to their relative value. Using this valuation model, the portfolio managers select stocks for the Fund. Within each industry, the Fund modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued. Industry by industry, the Fund's assets are invested so that the Fund's industry sector allocations and market cap weightings closely parallel those of the S&P 500 Index.

By owning a large number of stocks within the S&P 500 Index, with an emphasis on those that appear undervalued or fairly valued, and by tracking the industry weightings and other characteristics of that index, the Fund seeks returns that modestly exceed those of the S&P 500 Index over the long term with virtually the same level of volatility.

Under normal market conditions, the Fund invests at least 80% of its total assets in common stocks included in the S&P 500 Index. It may also invest in other common stocks not included in the S&P 500 Index. The Fund may also invest in certain higher-risk investments, including derivatives (generally these investments will be limited to S&P 500 Index options).

--------------------------------------------------------------------------------

RISKS
[GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. The portfolio managers try to remain fully invested in companies included in the S&P 500 Index, and generally do not change this strategy even temporarily, which could make the Fund more susceptible to poor market conditions.

Market Trends -- from time to time, the stock market may not favor the large company securities that are ranked as undervalued or fairly valued in which the Fund invests. Rather, the market could favor small company stocks, growth-oriented stocks, or may not favor equities at all.

Risks of Using Derivatives -- derivatives are subject to the risk of changes in the market price of the security and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

10   ING Pilgrim Research Enhanced Index Fund

                                       ING PILGRIM RESEARCH ENHANCED INDEX FUND
--------------------------------------------------------------------------------

HOW THE
FUND HAS
PERFORMED
[GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Return (%)(1)

    1991   1992   1993   1994   1995   1996   1997   1998   1999   2000
    ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
                                                            18.59

Best and worst quarterly performance during this period:

    quarter 19  : up      %

    quarter 19  : down    %

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the S&P 500 Index.

Average Annual Total Return

                                                                     S&P 500
                              Class A(2)   Class B(3)   Class C(4)   Index(5)
                              ----------   ----------   ----------   --------
One year, ended
December 31, 2000(6)     %

Since inception(6)       %       --            --           --          --

----------
(1) These figures are for the year ended December 31, of each year. They do not reflect sales charges and would be lower if they did.
(2)  Reflects deduction of sales charge of 5.75%
(3) Reflects deduction of deferred sales charge of 5% and 3% respectively, for the 1 year and since inception returns.
(4)  Reflects deduction of a deferred sales charge of 1% for the 1 year return.
(5) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization U.S. companies.
(6)  The Fund commenced operations on December 30, 1998.


                                                                       [GRAPHIC]

                          If you have any questions, please call 1-800-992-0180.

                                  ING Pilgrim Research Enhanced Index Fund    11

-----------
U.S. Equity
Funds
-----------

                                             Adviser
                                             ING Mutual Funds Management Co. LLC
                                             Sub-Adviser
ING PILGRIM TAX EFFICIENT EQUITY FUND        Delta Asset Management
--------------------------------------------------------------------------------

OBJECTIVE
[GRAPHIC]

The Fund seeks capital appreciation. The Fund seeks to provide taxable investors with a high total return on an after-tax basis.

INVESTMENT
STRATEGY
[GRAPHIC]

Under normal market conditions, the Fund will operate as a diversified fund and invest at least 80% of its total assets in a portfolio of equity securities whose returns depend upon stock market prices. The Sub-Adviser will manage the Fund's portfolio in a manner that will attempt to reduce net realized capital gains each year. An emphasis will be placed on common stocks of companies which the Sub-Adviser believes to have superior appreciation potential. As a general matter, the Fund expects these investments to be in common stocks of large, mid-sized, and small companies.

In choosing investments for the Fund, the Sub-Adviser employs a highly disciplined investment process, combining macroeconomic analysis and fundamental company research that seeks to identify growth at a reasonable price:

* The Sub-Adviser first determines the outlook for market sectors and industries based on business cycle characteristics.

* The Sub-Adviser next searches for companies with improving fundamentals and accelerating growth.

* Finally, the Sub-Adviser assesses company stock prices relative to their expected earnings growth rates and to the overall equity markets.

The Sub-Adviser attempts to minimize tax consequences to investors by focusing on non-dividend paying or low-dividend paying stocks and by reducing annual portfolio turnover.

--------------------------------------------------------------------------------

RISKS
[GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others.

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

Market Trends -- from time to time, the stock market may not favor the securities that meet the Fund's disciplined investment criteria. Rather, the market could favor value-oriented stocks or may not favor equities at all.

Tax Efficient Management -- The Fund is managed to provide high after-tax returns. Therefore, it may not provide as high a return before tax as other funds, and as a result may not be suitable for investors who are not subject to current income tax (for example, those investing through a tax-deferred retirement account, such as an IRA or a 401(k) Plan).


12   ING Pilgrim Tax Efficient Equity Fund

                                          ING PILGRIM TAX EFFICIENT EQUITY FUND
--------------------------------------------------------------------------------


HOW THE
FUND HAS
PERFORMED
[GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Return (%)(1)

    1991   1992   1993   1994   1995   1996   1997   1998   1999   2000
    ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
                                                            18.53

Best and worst quarterly performance during this period:

    quarter 19  : up      %

    quarter 19  : down    %

The table below provides some indication of the risks of investing in the Fund, comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index).

Average Annual Total Returns

                                                                    S&P 500
                       Class A(2)     Class B(3)     Class C(4)     Index(5)
                       ----------     ----------     ----------     --------
One year, ended
December 31, 2000

Since inception(6)

----------
(1) These figures are for the year ended December 31, of each year. They do not reflect sales charges and would be lower if they did.
(2)  Reflects deduction of sales charge of 5.75%
(3) Reflects deduction of deferred sales charge of 5% and 3% respectively, for the 1 year and since inception returns.
(4)  Reflects deduction of a deferred sales charge of 1% for the 1 year return.
(5) The S&P 500 Index is an unregulated index that measures performance of securities of approximately 500 large capitalization U.S. companies.
(6)  The Fund commenced operations on December 15, 1998.


                                                                       [GRAPHIC]

                          If you have any questions, please call 1-800-992-0180.

                                     ING Pilgrim Tax Efficient Equity Fund    13

------------
U.S. Equity
Funds
------------

                                                   Adviser
ING PILGRIM GROWTH OPPORTUNITIES FUND              ING Pilgrim Investments, Inc.
--------------------------------------------------------------------------------

OBJECTIVE
[GRAPHIC]

This Fund seeks long-term growth of capital.

INVESTMENT
STRATEGY
[GRAPHIC]

The Fund invests primarily in common stock of U.S. companies that the portfolio manager feels have above average prospects for growth.

Under normal market conditions, the Fund invests at least 65% of its total assets in securities purchased on the basis of the potential for capital appreciation. These securities may be from large-cap, mid-cap or small-cap companies.

The portfolio managers use a "top down" disciplined investment process, which includes extensive database screening, frequent fundamental research, identification and implementation of a trend-oriented approach in structuring the portfolio and a sell discipline. The portfolio managers seek to invest in companies expected to benefit most from major social, economic and technological trends that are likely to shape the future of business and commerce over the next three to five years, and attempt to provide a framework for identifying the industries and companies expected to benefit most. This top down approach is combined with rigorous fundamental research (a bottom-up approach) to guide stock selection and portfolio structure.

--------------------------------------------------------------------------------

RISKS
[GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the portfolio manager feels have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund may invest in small and medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks, or may not favor equities at all.

Inability to Sell Securities -- securities of smaller companies trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

14   ING Pilgrim Growth Opportunities Fund

                                          ING PILGRIM GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------

HOW THE
FUND HAS
PERFORMED
[GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.


Year by Year Total Returns (%)(1)

    1991   1992   1993   1994   1995   1996   1997   1998   1999   2000
    ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
    38.10  8.05   10.36  -7.66  24.40  20.54  23.59  23.61  93.26

Best and worst quarterly performance during this period:

    quarter 19  : up     %

    quarter 19  : down     %


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index).


Average Annual Total Returns

                                                                                          S&P 500
                              Class A(2)     Class B(3)     Class C(4)     Class T(5)     Index(6)
                              ----------     ----------     ----------     ----------     --------
One year, ended
December 31, 2000        %
Five years, ended
December 31, 2000        %
Ten years, ended
December 31, 2000        %
Since inception of
Classes A, B, and C(7)   %

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did. The figures shown for 1996 to 2000 provide performance for Class A shares of the Fund. The figures shown for the years 1991 to 1995 provide performance for Class T shares of the Fund. Class T shares would have substantially similar annual returns as the Class A shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class A shares and Class T shares have different expenses.
(2)  Reflects deduction of sales charge of 5.75%
(3) Reflects deduction of deferred sales charge of 5%, 2% and 1%, respectively, for 1 year, five year and since inception returns.
(4)  Reflects deduction of a deferred sales charge of 1% for the 1 year return.
(5)  Reflects deduction of a deferred sales charge of 4% for the 1 year return.
(6) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization U.S. companies.
(7) Classes A, B and C commenced operations on June 5, 1995. Class T commenced operations on February 3, 1986.

                                                                       [GRAPHIC]

                          If you have any questions, please call 1-800-992-0180.

                                     ING Pilgrim Growth Opportunities Fund    15

-----------
U.S. Equity
Funds
-----------

                                                   Adviser
ING PILGRIM LARGECAP GROWTH FUND                   ING Pilgrim Investments, Inc.
--------------------------------------------------------------------------------


OBJECTIVE
[GRAPHIC]

The Fund seeks long-term capital appreciation.

INVESTMENT
STRATEGY
[GRAPHIC]

The Fund normally invests at least 65% of its net assets in equity securities of large U.S. companies that the portfolio managers believe have above-average prospects for growth. The equity securities in which the Fund may invest include common and preferred stock, warrants, and convertible securities. The Fund considers a company to be large if its market capitalization corresponds at the time of purchase to the upper 90% of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). As of December 31, 2000, this meant market capitalizations in the range of $ billion to $ billion. Capitalization of companies in the S&P 500 Index will change with market conditions.

The portfolio managers emphasize a growth approach by searching for companies that they believe are managing change advantageously and may be poised to exceed growth expectations. The portfolio managers focus on both a "bottom-up" analysis that evaluates the financial condition and competitiveness of individual companies and a "top-down" thematic approach and a sell discipline. The portfolio managers seek to identify themes that reflect the major social, economic and technological trends that they believe are likely to shape the future of business and commerce over the next three to five years, and seek to provide a framework for identifying the industries and companies they believe may benefit most. This "top-down" approach is combined with rigorous fundamental research (a "bottom-up" approach) to guide stock selection and portfolio structure.

The Fund also may lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.


--------------------------------------------------------------------------------

RISKS
[GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the Adviser believes have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies.

Market Trends -- from time to time, the stock market may not favor the large company, growth-oriented securities in which the Fund invests. Rather, the market could favor value stocks or small company stocks, or may not favor equities at all.

Securities Lending -- There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

16   ING Pilgrim LargeCap Growth Fund

                                               ING PILGRIM LARGECAP GROWTH FUND
--------------------------------------------------------------------------------

HOW THE
FUND HAS
PERFORMED
[GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.


Year by Year Total Returns (%)(1)(2)

    1991   1992   1993   1994   1995   1996   1997   1998   1999   2000
    ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
                                                     59.45  96.41

Best and worst quarterly performance during this period:

    quarter 19  : up     %

    quarter 19  : down   %


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Russell 1000 Growth Index.


Average Annual Total Returns

                                                                      Russell 1000
                                                                          Growth       S&P 500
                            Class A(3)     Class B(4)     Class C(5)     Index(6)     Index (7)
                            ----------     ----------     ----------     --------     ---------
One year, ended
December 31, 2000    %

Since inception(8)   %

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) ING Pilgrim Investments, Inc. has been the Fund's investment adviser since May 24, 1999; however, prior to October 1, 2000, the Fund was advised by a sub-adviser.
(3)  Reflects deduction of sales charge of 5.75%.
(4) Reflects deduction of deferred sales charge of 5% and 3%, respectively, for 1 year and since inception returns.
(5)  Reflects deduction of a deferred sales charge of 1% for the 1 year return.
(6) The Russell 1000 Growth Index is an unmanaged index that measures the performance of those companies among the Russell 1000 Index with higher than average price-to-book ratios and forecasted growth.
(7) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large capitalization U.S. companies.
(8)  The Fund commenced operations on July 21, 1997.


                                                                       [GRAPHIC]

                          If you have any questions, please call 1-800-992-0180.

                                          ING Pilgrim LargeCap Growth Fund    17

-----------
U.S. Equity
Funds
-----------

                                                   Adviser
ING PILGRIM MIDCAP VALUE FUND                      ING Pilgrim Investments, Inc.
--------------------------------------------------------------------------------

OBJECTIVE
[GRAPHIC]

The Fund seeks long-term capital appreciation.

INVESTMENT
STRATEGY
[GRAPHIC]

The Fund normally invests as fully as practicable (at least 80% of its assets) in equity securities of medium-sized U.S. companies. The Fund will normally invest at least 65% of its assets in equity securities of companies that meet the following disciplined criteria, which are intended to identify companies that are attractive values:

Consistent Dividends -- The company must have paid or had the financial capability from its operations to pay a dividend in its last five fiscal years.

Strong Balance Sheet -- If the company has debt that is rated, that debt is rated investment grade by a nationally recognized rating agency. If the company does not have debt that is rated, the company's long-term debt to capitalization ratio is below 25%.

Reinvested Earnings -- The company currently pays out in dividends less than 65% of current earnings, or less than the dividend payout as a percentage of current earnings of at least half of the medium-sized companies in similar industries.

Attractive Price -- The ratio of the stock's price to the next fiscal year's anticipated earnings is less than the corresponding ratio for at least half of the medium-sized companies in similar industries.

The Fund considers a company to be medium-sized if it has a market capitalization between $1 billion and $8 billion. The equity securities in which the Fund may invest include common stock, convertible securities, preferred stock and warrants.

PENDING MERGER -- Subject to shareholder approval, the Fund's Board of Directors has approved the reorganization of the Fund into Pilgrim MagnaCap Fund. You could therefore ultimately hold shares of that fund.

--------------------------------------------------------------------------------

RISKS
[GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in medium-sized companies, which may be more susceptible to price swings than larger companies, but usually tend to have less volatile price swings than smaller companies. Securities of medium-size companies may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the mid-cap value securities that meet the Fund's disciplined investment criteria. Rather, the market could favor growth-oriented stocks or large or small company stocks, or may not favor equities at all.

Inability to Sell Securities -- securities of mid-size companies trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

18   ING Pilgrim MidCap Value Fund

                                                  ING PILGRIM MIDCAP VALUE FUND
--------------------------------------------------------------------------------

HOW THE
FUND HAS
PERFORMED
[GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.


Year by Year Total Returns (%)(1)(2)

    1991   1992   1993   1994   1995   1996   1997   1998   1999   2000
    ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
                                       29.56  21.87  4.89   -7.32

Best and worst quarterly performance during this period:

    quarter 19  : up     %

    quarter 19  : down   %

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of two broad measures of market performance -- the Russell Midcap Index and the Russell Midcap Value Index.

Average Annual Total Returns

                                                                                              Russell
                                                                                   Russell     Midcap
                                                                                    Midcap     Value
                               Class A(3)   Class B(4)   Class C(5)   Class M(6)   Index(7)   Index(8)
                               ----------   ----------   ----------   ----------   --------   --------
One year, ended
December 31, 2000         %

Five years ended
December 31, 2000         %                                 N/A

Since inception of
Classes A, B and M(9)     %                                 N/A

Since inception of
Class C(10)               %       N/A          N/A                        N/A

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Prior to October 1, 1999, the Fund's investment policies were different in that they emphasized midcap value stocks without employing the current disciplined selection criteria. ING Pilgrim Investments, Inc. has been the Fund's investment adviser since the Fund commenced operations; however, prior to October 1, 1999, the Fund was managed by a sub-adviser.
(3)  Reflects deduction of sales charge of 5.75%.
(4) Reflects deduction of deferred sales charge of 5%, 2% and 1%, respectively, for 1 year, 5 year and since inception returns.
(5)  Reflects deduction of a deferred sales charge of 1% for the 1 year return.
(6)  Reflects deduction of a sales charge of 3.5%.
(7) The Russell Midcap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index.
(8) The Russell MidCap Value Index measures the performance of companies in the Russell Midcap Index with lower book-to-price ratios and lower forecasted growth values.
(9)  Classes A, B and M commenced operations on September 1, 1995.
(10) Class C commenced operations on May 24, 1999.


                                                                       [GRAPHIC]

                          If you have any questions, please call 1-800-992-0180.

                                             ING Pilgrim MidCap Value Fund    19

-----------
U.S. Equity
Funds
-----------

                                                   Adviser
ING PILGRIM MIDCAP OPPORTUNITIES FUND              ING Pilgrim Investments, Inc.
--------------------------------------------------------------------------------

OBJECTIVE
[GRAPHIC]

This Fund seeks long-term capital appreciation.

INVESTMENT
STRATEGY
[GRAPHIC]


The Fund normally invests at least 65% of its total assets in the common stocks of mid-sized U.S. companies that the portfolio managers feel have above average prospects for growth. For this Fund, mid-sized companies are companies with market capitalizations that fall within the range of companies in the Standard & Poor's MidCap 400 Index (S&P MidCap 400 Index). As of December 31, 2000, the market capitalization of companies in the S&P MidCap 400 Index ranged from $ million to $ billion. The market capitalization range will change as the range of the companies included in the S&P MidCap 400 Index changes.


The portfolio managers use a "top-down" disciplined investment process, which includes extensive database screening, frequent fundamental research, identification and implementation of a trend-oriented approach in structuring the portfolio and a sell discipline. The portfolio managers seek to invest in companies expected to benefit most from the major social, economic and technological trends that are likely to shape the future of business and commerce over the next three to five years, and attempt to provide a framework for identifying the industries and companies expected to benefit most. This top-down approach is combined with rigorous fundamental research (a bottom-up approach) to guide stock selection and portfolio structure.

The Fund may invest in initial public offerings.

--------------------------------------------------------------------------------

RISKS
[GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the portfolio managers feel have the potential for growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund invests in medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the mid-cap growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or large or small company stocks, or may not favor equities at all.

The Fund's investment in technology sectors of the stock market and in initial public offerings has had a significant impact on performance in 1999 and other periods. There can be no assurance that these factors will continue to have a positive effect on the Fund.

Inability to Sell Securities -- securities of mid-size companies usually trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

20   ING Pilgrim MidCap Opportunities Fund

                                           ING PILGRIM MIDCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

HOW THE
FUND HAS
PERFORMED
[GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.


Year by Year Total Return (%)(1)

    1991   1992   1993   1994   1995   1996   1997   1998   1999   2000
    ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
                                                           103.24

Best and worst quarterly performance during this period:

    quarter 19  : up     %

    quarter 19  : up     %


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the S&P MidCap 400 Index.


Average Annual Total Return

                                                                         S&P
                                                                      MidCap 400
                             Class A(2)    Class B(3)    Class C(4)    Index(5)
                             ----------    ----------    ----------    --------
 One year, ended
 December 31, 2000     %
 Since Inception(6)    %

----------
(1) These figures are for the year ended December 31, of each year. They do not reflect sales charges and would be lower if they did.
(2)  Reflects deduction of sales charge of 5.75%
(3) Reflects deduction of deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.
(4)  Reflects deduction of a deferred sales charge of 1% for the 1 year return.
(5) The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.
(6)  The Fund commenced operations on August 20, 1998.


                                                                       [GRAPHIC]

                          If you have any questions, please call 1-800-992-0180.

                                     ING Pilgrim MidCap Opportunities Fund    21

-----------
U.S. Equity
Funds
-----------

                                                   Adviser
ING PILGRIM MIDCAP GROWTH FUND                     ING Pilgrim Investments, Inc.
--------------------------------------------------------------------------------

OBJECTIVE
[GRAPHIC]

The Fund seeks maximum long-term capital appreciation.

INVESTMENT
STRATEGY
[GRAPHIC]

Under normal conditions, the Fund invests at least 65% of its total assets in equity securities of medium-sized U.S. companies, and at least 75% of its total assets in common stocks that the portfolio managers feel have above average prospects for growth. Medium-sized companies are companies with market capitalizations between $1.6 billion and $10.7 billion. The market capitalization range will change as the range of the companies included in the Standard & Poor's MidCap 400 Index (S&P MidCap 400 Index) changes and with market conditions.

The portfolio managers emphasize a growth approach by searching for successful, growing companies that are managing change advantageously and may be poised to exceed growth expectations. It focuses on both a "bottom-up" analysis that evaluates the financial condition and competitiveness of individual companies and a thematic approach in structuring the portfolio and a sell discipline. Themes attempt to articulate the major social, economic and technological trends that are likely to shape the future of business and commerce over the next three to five years, and provide a framework for identifying the industries and companies expected to benefit most. This top down approach is combined with rigorous fundamental research (a "bottom up" approach) to guide stock selection and portfolio structure.

The Fund may invest in initial public offerings.

In periods of unusual market conditions, the Fund may temporarily invest part or all of its assets in cash or high quality money market securities. In these circumstances, the Fund may not achieve its objective.

--------------------------------------------------------------------------------

RISKS
[GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the portfolio manager feels have the potential for growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund invests in medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources and more limited product and market diversification, and may be dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the mid-cap growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or large or small company stocks, or may not favor equities at all.

The Fund's investment in technology sectors of the stock market and in initial public offerings has had a significant impact on performance in 1999 and other periods. There can be no assurance that these factors will continue to have a positive effect on the Fund.

Inability to Sell Securities -- securities of mid-size companies usually trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

22   ING Pilgrim MidCap Growth Fund

                                                  ING PILGRIM MIDCAP GROWTH FUND
--------------------------------------------------------------------------------

HOW THE
FUND HAS
PERFORMED
[GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.


Year by Year Total Returns (%)(1)(2)

    1991   1992   1993   1994   1995   1996   1997   1998   1999   2000
    ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
                        -11.00  37.64  15.84  15.88  14.14  97.56

Best and worst quarterly performance during this period:

    quarter 19  : up     %

    quarter 19  : down   %


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of two broad measures of market performance -- the S&P MidCap 400 Index and the Russell Midcap Growth Index.


Average Annual Total Returns

                                                                               S&P        Russell
                                                                             MidCap        Midcap
                                                                               400         Growth
                               Class A(3)     Class B(4)     Class C(5)     Index(6)      Index(7)
                               ----------     ----------     ----------     --------      --------
One year, ended
December 31, 2000      %

Five years, ended
December 31, 2000      %

Since inception of
Classes A and C(8)     %                        N/A                                          (9)

Since inception
of Class B(8)          %         N/A                           N/A

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) ING Pilgrim Investments, Inc. has been the Fund's investment adviser since May 24, 1999; however, prior to April 1, 2000, the Fund was managed by a sub-adviser.
(3)  Reflects deduction of sales charge of 5.75%.
(4) Reflects deduction of deferred sales charge of 5%, 2% and 1%, respectively, for 1 year, 5 year and since inception returns.
(5)  Reflects deduction of a sales charge of 1% for the 1 year return.
(6) The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.
(7) The Russell Midcap Growth Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index.
(8) Classes A and C commenced operations on April 19, 1993. Class B commenced operations on May 31, 1995.
(9)  Index return is for period beginning April 30, 1993.


                                                                       [GRAPHIC]

                          If you have any questions, please call 1-800-992-0180.

                                            ING Pilgrim MidCap Growth Fund    23

-----------
U.S. Equity
Funds
-----------

                                                 Adviser
                                                 ING Pilgrim Investments, Inc.
                                                 Sub-Adviser
ING PILGRIM GROWTH + VALUE FUND                  Navellier Fund Management, Inc.
--------------------------------------------------------------------------------

OBJECTIVE
[GRAPHIC]

The Fund seeks capital appreciation.

INVESTMENT
STRATEGY
[GRAPHIC]

The Fund invests primarily in a diversified portfolio of equity securities, including common and preferred stock, warrants and convertible securities.

The Fund invests in common stock of companies the portfolio manager believes are poised to rise in price. The Sub-Adviser uses a "bottom-up" quantitative screening process designed to identify and select inefficiently priced stocks that achieved superior returns compared to their risk characteristics. The Sub-Adviser first uses a proprietary computer model designed to identify stocks with above average market returns and risk levels which are reasonable for higher return rates. The Sub-Adviser then applies a quantitative analysis which focuses on growth and value fundamental characteristics, such as earnings growth, earnings momentum, price to earnings (P/E) ratios, and internal reinvestment rates. The Sub-Adviser then allocates stocks according to how they complement other portfolio holdings.

Under normal market conditions, the Fund invests at least 65% of its total assets in securities purchased on the basis of the potential for capital appreciation. These securities may be from large-cap, mid-cap, or small-cap companies.

--------------------------------------------------------------------------------

RISKS
[GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund's performance will be affected if the Sub-Adviser makes an inaccurate assessment of economic conditions and investment opportunities, and chooses growth companies that do not grow as quickly as hoped, or value companies that continue to be undervalued by the market. Although the sub-adviser invests in value companies to decrease volatility, these investments may also lower the Fund's performance. The Fund's investments in smaller and mid-sized companies may be more susceptible to price swings than investments in larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the mix of growth and value securities in which the Fund invests. Rather, the market could favor growth stocks to the exclusion of value stocks, or favor value stocks to the exclusion of growth stocks, or may not favor equities at all.

Inability to Sell Securities -- securities of smaller and mid-sized companies usually trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Changes in Interest Rates -- the value of the Fund's convertible securities may fall when interest rates rise. Convertible securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

Credit Risk -- the Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

24   ING Pilgrim Growth + Value Fund

                                                ING PILGRIM GROWTH + VALUE FUND
--------------------------------------------------------------------------------

HOW THE
FUND HAS
PERFORMED
[GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.


Year by Year Total Returns (%)(1)

    1991   1992   1993   1994   1995   1996   1997   1998   1999   2000
    ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
                                             18.10   17.72  86.10

Best and worst quarterly performance during this period:

    quarter 19  : up     %

    quarter 19  : down   %


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of two broad measures of market performance -- the Russell 2000 Index and the Russell 3000 Index.


Average Annual Total Returns

                                                                     Russell     Russell
                                                                      2000         3000
                           Class A(2)    Class B(3)    Class C(4)    Index(5)    Index(6)
                           ----------    ----------    ----------    --------    --------
One year, ended
December 31, 2000     %

Since inception(7)    %

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2)  Reflects deduction of sales charge of 5.75%.
(3) Reflects deduction of deferred sales charge of 5% and 2%, respectively, for 1 year and since inception returns.
(4)  Reflects deduction of a deferred sales charge of 1% for the 1 year return.
(5) The Russell 2000 Index is an unmanaged index that measures the performance of securities of smaller U.S. companies.
(6) The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.
(7)  The Fund commenced operations on November 18, 1996.
(8)  Index return is for period beginning December 1, 1996.


                                                                       [GRAPHIC]

                          If you have any questions, please call 1-800-992-0180.

                                           ING Pilgrim Growth + Value Fund    25

-----------
U.S. Equity
Funds
-----------

                                                   Adviser
ING PILGRIM SMALLCAP OPPORTUNITIES FUND            ING Pilgrim Investments, Inc.
--------------------------------------------------------------------------------

OBJECTIVE
[GRAPHIC]

The Fund seeks capital appreciation.

INVESTMENT
STRATEGY
[GRAPHIC]


The Fund invests at least 65% of its total assets in the common stock of smaller, lesser-known U.S. companies that the portfolio manager believes have above average prospects for growth. For this Fund, smaller companies are those with market capitalizations that fall within the range of companies in the Russell 2000 Index, which is an index that measures the performance of small companies. The market capitalization range will change as the range of the companies included in the Russell 2000 changes. The market capitalization of companies held by the Fund as of December 31, 2000 ranged from $ million to $ billion.


The portfolio manager uses a "top-down" disciplined investment process, which includes extensive database screening, frequent fundamental research, identification and implementation of a brand-oriented approach in structuring the portfolio and a sell discipline. The portfolio manager seeks to invest in companies expected to benefit most from the major social, economic and technological trends that are likely to shape the future of business and commerce over the next three to five years, and attempts to provide a framework for identifying the industries and companies expected to benefit most. This top-down approach is combined with rigorous fundamental research (a bottom-up approach) to guide stock selection and portfolio structure.

The Fund may invest in initial public offerings.

The Fund was closed to new investors effective February 29, 2000. Investors who were shareholders of the Fund on that day may continue to buy shares after that date into accounts existing on that day. The Fund may reopen in the future subject to the discretion of the Board of Trustees.

--------------------------------------------------------------------------------

RISKS
[GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the portfolio manager feels have above average prospects for growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund invests in smaller companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the small sized growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or large company stocks, or may not favor equities at all.

The Fund's investment in technology sectors of the stock market and in initial public offerings has had a significant impact on performance in 1999 and other periods. There can be no assurance that these factors will continue to have a positive effect on the Fund.

Inability to Sell Securities -- securities of smaller companies usually trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

26   ING Pilgrim SmallCap Opportunities Fund

                                        ING PILGRIM SMALLCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

HOW THE
FUND HAS
PERFORMED
[GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.


Year by Year Total Returns (%)(1)

    1991   1992   1993   1994   1995   1996   1997   1998   1999   2000
    ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
    57.27  14.54  20.16  -4.86  11.34  18.16  14.92  7.59  146.94

Best and worst quarterly performance during this period:

    quarter 19  : up     %

    quarter 19  : down     %


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Russell 2000 Index.


Average Annual Total Returns

                                                                                             Russell
                                                                                               2000
                                 Class A(2)     Class B(3)     Class C(4)     Class T(5)     Index(6)
                                 ----------     ----------     ----------     ----------     --------
One year, ended
December 31, 2000        %
Five years, ended
December 31, 2000        %
Ten years, ended
December 31, 2000        %
Since inception of
Classes A, B, and C(7)   %                                                       N/A

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did. The figures shown for the years 1996 to 2000 provide performance for Class A shares of the Fund. The figures shown for the years 1991 to 1995 provide performance for Class T shares of the Fund. Class T shares would have substantially similar annual returns as the Class A shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class A shares and Class T shares have different expenses.
(2)  Reflects deduction of sales charge of 5.75%.
(3) Reflects deduction of deferred sales charge of 5%, 2% and 1%, respectively, for 1 year, 5 year and since inception returns.
(4)  Reflects deduction of a deferred sales charge of 1% for the 1 year return.
(5)  Reflects deduction of a deferred sales charge of 4% for the 1 year return.
(6) The Russell 2000 Index is an unmanaged index that measures the performance of securities of small companies.
(7) Classes A, B and C commenced operations on June 5, 1995. Class T commenced operations on February 3, 1986.

                                                                       [GRAPHIC]

                          If you have any questions, please call 1-800-992-0180.

                                   ING Pilgrim SmallCap Opportunities Fund    27

-----------
U.S. Equity
Funds
-----------

                                                   Adviser
ING PILGRIM SMALLCAP GROWTH FUND                   ING Pilgrim Investments, Inc.
--------------------------------------------------------------------------------

OBJECTIVE
[GRAPHIC]

The Fund seeks maximum long-term capital appreciation.

INVESTMENT
STRATEGY
[GRAPHIC]


Under normal conditions, the Fund invests at least 65% of its total assets in equity securities of small U.S. companies, and at least 75% of its total assets in common stocks that the portfolio manager feels have above average prospects for growth. Smaller companies are companies with market capitalizations that fall within the range of companies in the Russell 2000 Growth Index. As of December 31, 2000, the market capitalization of companies held by the Fund ranged from $ million to $ billion. The market capitalization range will change as the range of the companies included in the Russell 2000 changes.


The Fund emphasizes a growth approach by searching for successful, growing companies that are managing change advantageously and may be poised to exceed growth expectations. It focuses on both a "bottom-up" analysis that evaluates the financial condition and competitiveness of individual companies and a thematic approach in structuring the portfolio and a sell discipline. Themes attempt to articulate the major social, economic and technological trends that are likely to shape the future of business and commerce over the next three to five years, and provide a framework for identifying the industries and companies expected to benefit most. This top down approach is combined with rigorous fundamental research (a "bottom up" approach) to guide stock selection and portfolio structure.

The Fund may invest in initial public offerings.

In periods of unusual market conditions, the Fund may temporarily invest part or all of its assets in cash or high quality money market securities. In these circumstances, the Fund may not achieve its objective.

The Fund considers a company to be small if it has a market capitalization corresponding at the time of purchase to the middle 90% of the Russell 2000 Growth Index. In the Adviser's opinion, the middle 90% includes companies with capitalizations between $255 million and $1.4 billion. Capitalization of companies in the Index will change with market conditions.

--------------------------------------------------------------------------------

RISKS
[GRAPHIC]


You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the portfolio manager feels have above average prospects for growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund invests in small-cap companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the small-cap growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or large company stocks, or may not favor equities at all.

The Fund's investment in technology sectors of the stock market and in initial public offerings has had a significant impact on performance in 1999 and other periods. There can be no assurance that these factors will continue to have a positive effect on the Fund.

28   ING Pilgrim SmallCap Growth Fund

                                                ING PILGRIM SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

HOW THE
FUND HAS
PERFORMED
[GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.


Year by Year Total Returns (%)(1)(2)

    1991   1992   1993   1994   1995   1996   1997   1998   1999   2000
    ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
                         -4.03  34.87  18.27  11.24  3.68  89.97

Best and worst quarterly performance during this period:

    quarter 19  : up     %

    quarter 19  : down     %


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Russell 2000 Growth Index.


Average Annual Total Returns

                                                                            Russell
                                                                              2000
                                                                             Growth
                               Class A(3)     Class B(4)     Class C(5)     Index(6)
                               ----------     ----------     ----------     --------
One year, ended
December 31, 2000      %

Five years, ended
December 31, 2000      %

Since inception of
Classes A and C(7)     %                         N/A                            (8)

Since inception
for Class B(7)         %         N/A                           N/A


----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) ING Pilgrim Investments, Inc. has been the Fund's investment adviser since May 24, 1999; however, prior to April 1, 2000, the Fund was managed by a sub-adviser.
(3)  Reflects deduction of sales charge of 5.75%.
(4) Reflects deduction of deferred sales charge of 5%, 2% and 1%, respectively, for 1 year, 5 year and since inception returns.
(5)  Reflects deduction of a deferred sales charge of 1% for the 1 year return.
(6) The Russell 2000 Growth Index is an unmanaged index that measures the performance of securities of smaller U.S. companies with greater-than-average growth orientation.
(7) Classes A and C commenced operations on December 27, 1993. Class B commenced operations on May 31, 1995.
(8)  Index return is for period beginning December 31, 1993.

                                                                       [GRAPHIC]

                          If you have any questions, please call 1-800-992-0180.

                                          ING Pilgrim SmallCap Growth Fund    29

-----------
U.S. Equity
Funds
-----------

Adviser
ING PILGRIM BANK AND THRIFT FUND                   ING Pilgrim Investments, Inc.
--------------------------------------------------------------------------------

OBJECTIVE
[GRAPHIC]

The Fund primarily seeks long-term capital appreciation; a secondary objective is income.

INVESTMENT
STRATEGY
[GRAPHIC]

The Fund invests, under normal market conditions, at least 65% of its total assets in equity securities of national and state-chartered banks (other than money center banks), thrifts, and the holding or parent companies of such depository institutions, and in savings accounts of mutual thrifts that may allow the Fund to participate in stock conversions of the mutual thrift. This policy may only be changed with approval of the shareholders of the Fund. The equity securities described above include common stocks, convertible securities (including convertible preferred stock) and warrants, but do not include non-convertible preferred stocks or adjustable rate preferred stocks. The Fund invests primarily in banking organizations that are small- to medium-sized.

The Fund may invest up to 35% of its total assets in equity securities, including preferred stocks or adjustable rate preferred stocks, of other types of issuers, including money center banks, other financial services companies, and companies that are not in financial services industries, and in nonconvertible debt securities (including certificates of deposit, commercial paper, notes, bonds or debentures) of any maturity that are either issued or guaranteed by the United States Government or an agency thereof or issued by a corporation or other issuer and rated in one of the top four categories by Moody's (Baa and better) or S&P (BBB and better) or similarly rated by another nationally recognized rating organization. The Fund may invest up to 10% of its assets in securities of other investment companies.

The portfolio manager emphasizes a value approach, and selects securities that are undervalued relative to the market and have potential for future growth, including securities of institutions that the portfolio manager believes are well positioned to take advantage of investment opportunities in the banking and thrift industries.

--------------------------------------------------------------------------------

RISKS
[GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- The value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in small- to medium-sized companies, which may be more susceptible to price swings than larger companies.

Market Trends -- from time to time, the stock market may not favor the value securities in which the Fund invests. Rather, the market could favor growth-oriented stocks or large company stocks, or may not favor equities at all.

Risks of Concentration -- because the Fund's investments are concentrated in the banking and thrift industries, the value of the Fund may be subject to greater volatility than a fund with a portfolio that is less concentrated. If securities of banks and thrifts as a group falls out of favor, the Fund could underperform funds that focus on other types of companies.

Other Investment Companies -- because the Fund invests in other investment companies, you may indirectly pay a proporationate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

Debt Securities -- the value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities.

30   ING Pilgrim Bank and Thrift Fund

                                                ING PILGRIM BANK AND THRIFT FUND
--------------------------------------------------------------------------------

HOW THE
FUND HAS
PERFORMED
[GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.


Year by Year Total Returns (%)(1)(2)

    1991   1992   1993   1994   1995   1996   1997   1998    1999   2000
    ----   ----   ----   ----   ----   ----   ----   ----    ----   ----
   49.49  32.36   7.79   -1.89  49.69  41.10  64.86  -1.83  -18.64

Best and worst quarterly performance during this period:

    quarter 19  : up     %

    quarter 19  : down   %


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of three broad measures of market performance -- the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), the S&P Major Regional Banks Index and the NASDAQ 100 Financial Index.


Average Annual Total Returns(2)

                                                                     S&P Major
                                                                      Regional     NASDAQ 100
                                                         S&P 500        Banks      Financial
                           Class A(3)     Class B(4)     Index(5)     Index(6)      Index(7)
                           ----------     ----------     --------     --------      --------
One year, ended
December 31, 2000     %

Five years, ended
December 31, 2000     %

Ten years, ended
December 31, 2000     %                      N/A                                       N/A

Since inception
of Class B(8)         %       N/A


----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Prior to October 17, 1997, the Fund operated as a closed-end investment company.
(3)  Reflects deduction of sales charge of 5.75%.
(4) Reflects deduction of deferred sales charge of 5% and 3%, respectively, for 1 year and since inception returns.
(5) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization U.S. companies.
(6) The S&P Major Regional Banks Index is an unmanaged index that measures the performance of securities of major regional banks in the S&P 500 Index.
(7) The NASDAQ 100 Financial Index is an unmanaged index that measures the performance of securities of the 100 largest financial companies traded on NASDAQ.
(8)  Class B shares commenced operations on October 17, 1997.

                                                                       [GRAPHIC]

                          If you have any questions, please call 1-800-992-0180.

                                          ING Pilgrim Bank and Thrift Fund    31

-----------
U.S. Equity
Funds
-----------

                                         Adviser
                                         ING Mutual Funds Management Co. LLC
                                         Sub-Adviser
ING PILGRIM INTERNET FUND                ING Investment Management Advisors B.V.
--------------------------------------------------------------------------------


OBJECTIVE
[GRAPHIC]

The Fund seeks to provide investors with long-term capital appreciation.

INVESTMENT
STRATEGY
[GRAPHIC]

Under normal market conditions, the Fund will operate as a non-diversified fund and invest at least 65% of its total assets in a portfolio of equity securities of U.S. and non-U.S. internet technology companies. The Fund defines internet technology companies as those companies with internet businesses or internet related consulting or services businesses, or that derive at least 50% of their total revenues or earnings from business operations in internet related hardware, software or infrastructure industries. As a general matter, the Fund expects these investments to be in common stocks of large, mid-sized, and small companies.

The Sub-Adviser believes that the internet is in the early stages of a period of promising growth. The internet has enabled companies to tap into new markets, use new distribution channels and do business with end users of their products all over the world without having to go through wholesalers and distributors. The Sub-Adviser believes that investment in companies related to the internet should offer substantial opportunities for long-term capital appreciation. Generally, the Sub-Adviser's overall stock selection for the Fund will be based on an assessment of a company's fundamental prospects. The Sub-Adviser anticipates, however, that a portion of the Fund's holdings will be invested in newly issued securities being sold in the primary or secondary market.

In choosing investments for the Fund, the Sub-Adviser first identifies themes which it believes will drive the internet in the future. Then, by conducting extensive fundamental research, the Sub-Adviser analyzes individual companies worldwide to identify those firms that are most likely to benefit from the selected investment themes.

--------------------------------------------------------------------------------

RISKS
[GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

Market Trends -- from time to time, the stock market may not favor the securities that meet the Fund's disciplined investment criteria. Rather, the market could favor value-oriented stocks or may not favor equities at all.

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

Lack of Diversification -- The Fund is classified as a non-diversified investment company, which means that, compared with other funds, the Fund may invest a greater percentage of its assets in a particular issuer. The investment of a large percentage of the Fund's assets in the securities of a smaller number of issuers may cause the Fund's share price to fluctuate more than that of a diversified investment company.

Industry Concentration -- As a result of the Fund concentrating its assets in securities related to a particular industry, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

Internet Technology Risk -- Internet and internet-related companies are generally subject to the rate of change in technology, which is higher than other industries. In addition, products and services of companies engaged in internet and internet-related activities are subject to relatively high risks of rapid obsolescence caused by scientific and technological advances. Swings in investor psychology or significant trading by large institutional investors can result in significant price fluctuations and stock price declines.


32   ING Pilgrim Internet Fund

                                                      ING PILGRIM INTERNET FUND
--------------------------------------------------------------------------------


HOW THE
FUND HAS
PERFORMED
[GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

Year by Year Total Return (%)(1)

    1991   1992   1993   1994   1995   1996   1997   1998   1999   2000
    ----   ----   ----   ----   ----   ----   ----   ----   ----   ----


Best and worst quarterly performance during this period:

    quarter 2000: up      %

    quarter 2000: down    %

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the S&P 500 Index.

Average Annual Total Return

                                                                 S&P 500      @Net
                          Class A(2)   Class B(3)   Class C(4)   Index(5)   Index (6)
                          ----------   ----------   ----------   --------   ---------
One year, ended
December 31, 2000    %

Since inception(7)   %         --             --             --            --

----------
(1) These figures are for the year ended December 31, of each year. They do not reflect sales charges and would be lower if they did.
(2)  Reflects deduction of sales charge of 5.75%
(3) Reflects deduction of deferred sales charge of 5% and 4% respectively, for the 1 year and since inception returns.
(4)  Reflects deduction of a deferred sales charge of 1% for the 1 year return.
(5) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization U.S. companies
(6) The @Net Index encompasses 50 companies which are key components in the development of the Internet. The Index is weighted based upon market capitalization of each of the component stocks.
(7)  The Fund commenced operations on July 1, 1999.


                                                                       [GRAPHIC]

                          If you have any questions, please call 1-800-992-0180.

                                                 ING Pilgrim Internet Fund    33

------------
Equity &
Income Funds
------------

                                                   Adviser
ING PILGRIM BALANCED FUND                          ING Pilgrim Investments, Inc.
--------------------------------------------------------------------------------

OBJECTIVE
[GRAPHIC]

The Fund seeks a balance of long-term capital appreciation and current income.

INVESTMENT
STRATEGY
[GRAPHIC]

The Fund's adviser actively manages a blended portfolio of equity and debt securities with an emphasis on overall total return. The Fund normally maintains 40% to 60% of its assets in debt securities of any maturity issued by corporations or other business entities and the U.S. Government and its agencies and instrumentalities, and government sponsored enterprises, and normally seeks a target allocation of 50%, although this may vary with market conditions.

The remainder of the Fund's assets are normally invested in equity securities of large companies that the adviser believes are leaders in their industries. The adviser considers whether these companies have a sustainable competitive edge. The portfolio managers emphasize a value approach in equity selection, and seek securities whose prices in relation to projected earnings are believed to be reasonable in comparison to the market. For this Fund, a company with a market capitalization of over $5 billion is considered to be a large company, although the Fund may also invest to a limited degree in companies that have a market capitalization between $1 billion and $5 billion.

A portion of the Fund's net assets (up to 35%) may be invested in high yield debt securities (commonly known as "junk bonds") rated below investment grade (i.e., lower than the four-highest rating categories) by a nationally recognized statistical rating agency, or of comparable quality if unrated. There is no minimum credit quality for the high yield debt securities in which the Fund may invest. The Fund may invest up to 10% of its assets in other investment companies that invest in secured floating rate loans, including up to 5% of its assets in Pilgrim Prime Rate Trust, a closed-end investment company. The Fund may invest up to 20% of its total assets in foreign securities. The Fund may use options on securities, securities indices, interest rates and foreign currencies as a hedging technique or in furtherance of its investment objective. The Fund may invest up to 35% of its net assets in zero coupon securities.

--------------------------------------------------------------------------------

RISKS
[GRAPHIC]


You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund also may invest in smaller companies, which may be more susceptible to price swings than larger companies.


Market Trends -- from time to time, the stock market may not favor the large company value securities in which the Fund invests. Rather, the market could favor growth-oriented stocks or small company stocks, or may not favor equities at all.


Changes in Interest Rates -- the value of debt and equity securities can change in response to changes in interest rates. The value of the debt securities held by the Fund may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. Zero coupon securities are particularly sensitive to changes in interest rates.


Credit Risk -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This Fund may be subject to more credit risk than the other income funds, because it may invest in high yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments. This is especially true during periods of economic uncertainty or economic downturns.

Inability to Sell Securities -- high yield securities and securities of smaller companies may be less liquid than other investments. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Risks of Foreign Investing -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

Risks of Using Derivatives -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivatives instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

34   ING Pilgrim Balanced Fund

                                                      ING PILGRIM BALANCED FUND
--------------------------------------------------------------------------------

HOW THE
FUND HAS
PERFORMED
[GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.


Year by Year Total Returns (%)(1)(2)

    1991   1992   1993   1994   1995   1996   1997   1998   1999   2000
    ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
                         -6.29  23.43  16.39  20.50  23.35  6.46

Best and worst quarterly performance during this period:

    quarter 19  : up       %

    quarter 19  : down     %


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of broad measures of market performance -- the Standard & Poor's Barra Value Index (S&P Barra Value Index), the Lehman Aggregate Bond Index, the Lipper Balanced Fund Index and a composite index consisting of 60% S&P 500 Composite Stock Price Index and 40% Lehman Brothers Government/Corporate Bond Index.


Average Annual Total Returns(3)

                                                            S&P        Lehman       Lipper
                                                           Barra      Aggregate    Balanced
                            Class     Class     Class      Value        Bond         Fund     Composite
                             A(4)      B(5)      C(6)     Index(7)     Index(8)    Index(9)     Index
                             ----      ----      ----     --------     --------    --------     -----
One year, ended
December 31, 2000    %

Five years, ended
December 31, 2000    %

Since inception of
Class A and C(10)    %

Since inception of
Class B(10)          %

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2)  Prior to May 24, 1999, a different adviser managed the Fund.
(3)  Class T did not have a full year's performance as of December 31, 2000.
(4)  Reflects deduction of sales charge of 5.75%.
(5) Reflects deduction of deferred sales charge of 5%, 2% and 1% respectively, for 1 year, 5 year and since inception returns.
(6)  Reflects deduction of a deferred sales charge of 1% for the 1 year return.
(7) The S&P Barra Value Index is a capitalization-weighted index of all stocks in the Standard and Poor's 500 Composite Stock Price Index ("S&P 500 Index") that have low price-to-book ratios. It is designed so that approximately 50% of the market capitalization of the S&P 500 Index is in the S&P Barra Value Index.
(8) The Lehman Aggregate Bond Index is an unmanaged index that measures the performance of the U.S. investment grade fixed rate bond market, including government and corporate securities, mortgage pass-through securities, and asset-backed securities.
(9) The Lipper Balanced Fund Index is an unmanaged index that measures the performance of balanced funds (funds that seek current income balanced with capital appreciation).
(10) Classes A and C commenced operations on April 19, 1993. Class B commenced operations on May 31, 1995. Class T commenced operations on January 4, 2000.
(11) Index return is for period beginning May 1, 1993.
(12) Index return is for period beginning April 30, 1993.


                                                                       [GRAPHIC]

                          If you have any questions, please call 1-800-992-0180.

                                                 ING Pilgrim Balanced Fund    35

------------
Equity &
Income Funds
------------

                                                   Adviser
ING PILGRIM CONVERTIBLE FUND                       ING Pilgrim Investments, Inc.
--------------------------------------------------------------------------------

OBJECTIVE
[GRAPHIC]

The Fund seeks maximum total return, consisting of capital appreciation and current income.

INVESTMENT
STRATEGY
[GRAPHIC]

Under normal conditions, the Fund invests at least 65% of its total assets in convertible securities. Convertible securities are generally preferred stock or other securities, including debt securities, that are convertible into common stock. The Fund emphasizes companies with market capitalizations above $500 million. Through investments in convertible securities, the Fund seeks to capture the upside potential of the underlying equities with less downside exposure.

The Fund normally invests a minimum of 25% of its total assets in common and preferred stocks, and 25% in other income producing convertible and debt securities. The Fund may also invest up to 35% of its net assets in high yield debt or convertible securities (commonly known as "junk bonds") rated below investment grade by a nationally recognized statistical rating agency, or of comparable quality if unrated. There is no minimum credit rating for high yield securities in which the Fund may invest. The Fund may also invest in securities issued by the U.S. government and its agencies and instrumentalities.

In evaluating convertibles, the Fund's Adviser evaluates each security's investment characteristics as a fixed income instrument as well as its potential for capital appreciation.

In analyzing specific companies for possible investment, the Adviser ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The Adviser usually considers whether to sell a particular security when any of those factors materially changes.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

--------------------------------------------------------------------------------

RISKS
[GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Convertible securities have investment characteristics of both equity and debt securities. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund may invest in small and medium-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

Changes in Interest Rates -- the value of the convertible and debt securities held by the Fund may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in securities with intermediate and long terms to maturity. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Zero coupon securities are particularly sensitive to changes in interest rates.

Credit Risk -- the Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. This Fund may be subject to more credit risk than many bond funds, because the convertible securities and debt securities in which it invests may be lower-rated securities.

Inability to Sell Securities -- convertible securities and lower rated debt and covertible securities may be less liquid than other investments. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Securities Lending -- There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

36   ING Pilgrim Convertible Fund

                                                    ING PILGRIM CONVERTIBLE FUND
--------------------------------------------------------------------------------

HOW THE
FUND HAS
PERFORMED
[GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.


Year by Year Total Returns (%)(1)(2)

    1991   1992   1993   1994   1995   1996   1997   1998   1999   2000
    ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
                        -8.23   21.67  20.29  22.58  20.86  50.20

Best and worst quarterly performance during this period:

    quarter 19  : up       %

    quarter 19  : down     %


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the First Boston Convertible Index.


Average Annual Total Returns

                                                                              First
                                                                             Boston
                                                                           Convertible
                              Class A(3)     Class B(4)     Class C(5)      Index(6)
                              ----------     ----------     ----------      --------
One year, ended
December 31, 2000      %

Five years, ended
December 31, 2000      %

Since inception of
Classes A and C(7)     %                        N/A

Since inception of
Class B(7)             %         N/A                           N/A

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) ING Pilgrim Investments, Inc. has been the Fund's investment adviser since May 24, 1999; however, prior to October 1, 2000, the Fund was advised by a sub-adviser.
(3)  Reflects deduction of sales charge of 5.75%.
(4) Reflects deduction of deferred sales charge of 5%, 2% and 1% respectively for 1 year, 5 year and since inception returns.
(5)  Reflects deduction of sales charge of 1% for the 1 year return.
(6) The First Boston Convertible Index is an unmanaged index that measures the performance of a universe of convertible securities that are similar, but not identical, to those in the Fund's portfolio.
(7) Classes A and C commenced operations on April 19, 1993. Class B commenced operations on May 31, 1995.
(8)  Index returns for period beginning April 30, 1993.

                                                                       [GRAPHIC]

                          If you have any questions, please call 1-800-992-0180.

                                              ING Pilgrim Convertible Fund    37

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the Fund. The tables that follow show the fees and expenses for each of the ING Pilgrim Funds.

FEES YOU PAY DIRECTLY

                                                 Class A   Class B   Class C(1)   Class M(1)   Class T(2)
                                                 -------   -------   ----------   ----------   ----------
Maximum sales charge on your investment
  (as a % of offering price) %
Equity Funds and Equity & Income Funds           5.75(3)     none       none        3.50(3)       none

Maximum deferred sales charge (as a % of
  purchase or sales price, whichever is less)
Equity Funds and Equity & Income Funds           none(4)     5.00(5)    1.00(6)     none          4.00(7)

----------
(1)  Not all Funds offer Classes C and M. Please see page 39.
(2) Class T shares are available only for certain exchanges or reinvestment of dividends. Please see page 39.
(3)  Reduced for purchases of $50,000 and over. Please see page 40.
(4) A contingent deferred sales charge of no more than 1% may be assessed on redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. Please see page 40.
(5) Imposed upon redemption within 6 years from purchase. The fee has scheduled reductions after the first year. Please see page 40.
(6)  Imposed upon redemption within 1 year from purchase.
(7) Imposed upon redemption within 4 years from purchase. The fee has scheduled reductions after the first year. Please see page 40.

Operating Expenses Paid Each Year by the Funds(1)
  (as a % of average net assets)

Class A

                                                 Distribution                    Total
                                                  and Service                     Fund       Fee Waiver
                                  Management        (12b-1)         Other      Operating         by          Net
 Fund                                Fee             Fees         Expenses      Expenses     Adviser(2)    Expenses
 ----                                ---             ----         --------      --------     ----------    --------
MagnaCap                   %        0.71            0.30           0.28          1.29            --         1.29
Growth and Income          %        0.62            0.25           0.42          1.29            --         1.29
LargeCap Leaders(3)        %        0.85            0.25           0.59          1.69            --         1.69
Research Enhanced Index    %        0.70            0.30           0.56          1.56            --         1.56
Tax Efficient Equity       %        0.80            0.35             --            --
Growth Opportunities       %        0.95            0.30           0.34          1.59            --         1.59
LargeCap Growth            %        0.75            0.35           0.26          1.36            --         1.36
MidCap Value(3)            %        0.85            0.25           0.63          1.73            --         1.73
MidCap Opportunities       %        1.00            0.30           0.44          1.74            --         1.74
MidCap Growth              %        0.75            0.35           0.26          1.36            --         1.36
Growth + Value             %        1.00            0.30           0.39          1.69            --         1.69
SmallCap Opportunities     %        1.00            0.30           0.38          1.68            --         1.68
SmallCap Growth            %        1.00            0.35           0.32          1.67          -0.05        1.62
Bank and Thrift            %        0.72            0.25           0.44          1.41             --        1.41
Internet                   %        1.25            0.35           0.64            --             --
Balanced(4)                %        0.75            0.35           0.51          1.61          -0.21        1.40
Convertible                %        0.75            0.35           0.25          1.35            --         1.35


38   What You Pay to Invest

                                                         WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------


Operating Expenses Paid Each Year by the Funds(1)
  (as a % of average net assets)

Class B(5)
                                                 Distribution                  Total
                                                  and Service                   Fund       Fee Waiver
                                  Management        (12b-1)       Other       Operating         by           Net
Fund                                 Fee            Fees         Expenses      Expenses     Adviser(3)     Expenses
----                                 ---            ----         --------      --------     ----------     --------
MagnaCap                   %          0.71          1.00           0.28          1.99            --          1.99
Growth and Income          %          0.62          1.00           0.42          2.04            --          2.04
LargeCap Leaders           %          0.85          1.00           0.59          2.44            --          2.44
Research Enhanced Index    %          0.70          1.00           0.59          2.29            --          2.29
Tax Efficient Equity       %          0.80          1.00             --            --
Growth Opportunities       %          0.95          1.00           0.35          2.30            --          2.30
LargeCap Growth            %          0.75          1.00           0.26          2.01            --          2.01
MidCap Value               %          0.85          1.00           0.63          2.48            --          2.48
MidCap Opportunities       %          1.00          1.00           0.40          2.40            --          2.40
MidCap Growth              %          0.75          1.00           0.26          2.01            --          2.01
Growth + Value             %          1.00          1.00           0.39          2.39            --          2.39
SmallCap Opportunities     %          1.00          1.00           0.40          2.40            --          2.40
SmallCap Growth            %          1.00          1.00           0.32          2.32          -0.05         2.27
Bank and Thrift            %          0.72          1.00           0.44          2.16            --          2.16
Internet                   %          1.25          1.00             --            --
Balanced(4)                %          0.75          1.00           0.51          2.26          -0.21         2.05
Convertible                %          0.75          1.00           0.25          2.00            --          2.00


Class C(6)
                                                   Distribution                    Total
                                                    and Service                     Fund       Fee Waiver
                                     Management       (12b-1)         Other      Operating         by           Net
Fund                                    Fee            Fees         Expenses      Expenses     Adviser(3)     Expenses
----                                    ---            ----         --------      --------     ----------     --------
MagnaCap                   %           0.71            1.00           0.28          1.99            --          1.99
 Growth and Income         %           0.62            1.00           0.42          2.04            --          2.04
LargeCap Leaders           %           0.85            1.00           0.59          2.44            --          2.44
 Research Enhanced Index   %           0.70            1.00           0.57          2.27            --          2.27
Tax Efficient Equity       %           0.80            1.00           0.70          2.50
 Growth Opportunities      %           0.95            1.00           0.35          2.30            --          2.30
LargeCap Growth            %           0.75            1.00           0.26          2.01            --          2.01
 MidCap Value              %           0.85            1.00           0.63          2.48            --          2.48
MidCap Opportunities       %           1.00            1.00           0.36          2.36            --          2.36
 MidCap Growth             %           0.75            1.00           0.26          2.01            --          2.01
Growth + Value             %           1.00            1.00           0.40          2.40            --          2.40
 SmallCap Opportunities    %           1.00            1.00           0.43          2.43            --          2.43
SmallCap Growth            %           1.00            1.00           0.32          2.32          -0.05         2.27
 Internet                  %           1.25            1.00           0.64          2.89
Balanced(4)                %           0.75            1.00           0.51          2.26          -0.21         2.05
 Convertible               %           0.75            1.00           0.25          2.00            --          2.00


                                                                       [GRAPHIC]

                          If you have any questions, please call 1-800-992-0180.

                                                    What You Pay to Invest    39

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

Class M

                                            Distribution                   Total
                                             and Service                   Fund       Fee Waiver
                              Management       (12b-1)        Other      Operating         by           Net
Fund                             Fee           Fees         Expenses      Expenses     Adviser(3)     Expenses
----                             ---           ----         --------      --------     ----------     --------
MagnaCap                  %     0.71           0.75           0.28         1.74              --         1.74
LargeCap Leaders          %     0.85           0.75           0.59         2.19              --         2.19
MidCap Value              %     0.85           0.75           0.63         2.23              --         2.23

Class T(7)

                                           Distribution                   Total
                                            and Service                   Fund       Fee Waiver
                              Management      (12b-1)        Other      Operating         by           Net
Fund                             Fee          Fees         Expenses      Expenses     Adviser(3)     Expenses
----                             ---          ----         --------      --------     ----------     --------
Growth Opportunities      %     0.95           0.95          0.33         2.23              --         2.23
SmallCap Opportunities    %     1.00           0.95          0.36         2.31              --         2.31
Balanced(4)               %     0.75           0.75          0.51         2.01           -0.21         1.80

----------
(1) These tables show the estimated operating expenses for each Fund by class as a ratio of expenses to average daily net assets. These estimates are based on each Fund's actual operating expenses for its most recent complete fiscal year, as adjusted for contractual changes, and fee waivers to which the Adviser has agreed for each Fund except Growth and Income. For Growth and Income, estimated operating expenses are based on estimated contractual operating expenses commencing with ING Pilgrim Investments' management of the Fund.
(2) ING Pilgrim Investments has entered into written expense limitation agreements with each Fund which it advises except MagnaCap, Bank and Thrift, Research Enhanced Index, Growth Opportunities, MidCap Opportunities, Growth + Value, and SmallCap Opportunities, under which it will limit expenses of the Fund, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Pilgrim Investments within three years. The amount of each Fund's expenses waived or reimbursed during the last fiscal year by ING Pilgrim Investments is shown under the heading "Fee Waiver by Adviser". For each Fund, the expense limit will continue through at least October 31, 2001.
(3) IMFC has entered into written expense limitation agreements with the Tax Efficient Equity and Internet Funds, under which it will limit expenses of the Fund excluding interest, taxes, brokerage and extraordinary expenses. The amount of each Fund's expenses waived during the last fiscal year by IMFC is shown under the heading "Fee Waiver by Adviser." For each Fund, the expense limit will continue through at least ______________ , 2001.
(4) Effective April 1, 2000, certain ING Pilgrim Funds merged into Balanced Fund. As a result of the mergers, it is expected that operating expenses for Balanced Fund will be lower than the operating expenses prior to the mergers.
(5) Because Class B Shares are new for Growth and Income Fund, its expenses are estimated based on Class A expenses.
(6) Because Class C shares are new for Growth and Income, its expenses are estimated based on Class A expenses.
(7) Because Class T shares are new for Balanced Fund, its expenses are estimated based on Class A expenses.


40   What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

Examples


The examples that follow are intended to help you compare the cost of investing in the ING Pilgrim Funds with the cost of investing in other mutual funds. Each example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

Class A

Fund                                1 year     3 years     5 years     10 years
----                                ------     -------     -------     --------
MagnaCap                     $       699          960      1,242        2,042
Growth and Income            $       699          960      1,242        2,042
LargeCap Leaders             $       737        1,077      1,440        2,458
Research Enhanced Index      $       725        1,039      1,376        2,325
Tax Efficient Equity
Growth Opportunities         $       727        1,048      1,391        2,356
LargeCap Growth              $       706          981      1,277        2,116
MidCap Value                 $       741        1,089      1,460        2,499
MidCap Opportunities         $       742        1,091      1,464        2,509
MidCap Growth                $       706          981      1,277        2,116
Growth + Value               $       737        1,077      1,440        2,458
SmallCap Opportunities       $       736        1,074      1,435        2,448
SmallCap Growth              $       730        1,067      1,426        2,434
Bank and Thrift              $       710          996      1,302        2,169
Internet
Balanced                     $       709        1,034      1,382        2,360
Convertible                  $       705          978      1,272        2,105

Class B

                                           If you sell your shares                     If you don't sell your shares
                                ---------------------------------------------   --------------------------------------------
Fund                             1 year     3 years     5 years     10 years     1 year     3 years     5 years     10 years
-----------------------         --------   ---------   ---------   ----------   --------   ---------   ---------   ---------
MagnaCap                   $      702          924      1,273        2,136        202        624        1,073        2,136
Growth and Income          $      707          940      1,298        2,176        207        640        1,098        2,176
LargeCap Leaders           $      747        1,061      1,501        2,591        247        761        1,301        2,591
Research Enhanced Index    $      732        1,015      1,425        2,443        232        715        1,225        2,443
Tax Efficient Equity
Growth Opportunities       $      733        1,018      1,430        2,458        233        718        1,230        2,458
LargeCap Growth            $      704          931      1,283        2,170        204        631        1,083        2,170
MidCap Value               $      751        1,073      1,521        2,632        251        773        1,321        2,632
MidCap Opportunities       $      743        1,048      1,480        2,573        243        748        1,280        2,573
MidCap Growth              $      704          931      1,283        2,170        204        631        1,083        2,170
Growth + Value             $      742        1,045      1,475        2,553        242        745        1,275        2,553
SmallCap Opportunities     $      743        1,048      1,480        2,558        243        748        1,280        2,558
SmallCap Growth            $      730        1,020      1,436        2,490        230        720        1,236        2,490
Bank and Thrift            $      719          976      1,359        2,303        219        676        1,159        2,303
Internet
Balanced                   $      708          986      1,391        2,415        208        686        1,191        2,415
Convertible                $      703          927      1,278        2,160        203        627        1,078        2,160


                                                                       [GRAPHIC]

                          If you have any questions, please call 1-800-992-0180.

                                                    What You Pay to Invest    41

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

Examples


Class C

                                           If you sell your shares                     If you don't sell your shares
                                ---------------------------------------------   --------------------------------------------
Fund                             1 year     3 years     5 years     10 years     1 year     3 years     5 years     10 years
----                             ------     -------     -------     --------     ------     -------     -------     --------
MagnaCap                   $      302        624        1,073        2,317        202        624        1,073        2,317
Growth and Income          $      307        640        1,098        2,369        207        640        1,098        2,369
LargeCap Leaders           $      347        761        1,301        2,776        247        761        1,301        2,776
Research Enhanced Index    $      330        709        1,215        2,605        230        709        1,215        2,605
Tax Efficient Equity
  Growth Opportunities     $      333        718        1,230        2,636        233        718        1,230        2,636
LargeCap Growth            $      304        631        1,083        2,338        204        631        1,083        2,338
MidCap Value               $      351        773        1,321        2,816        251        773        1,321        2,816
MidCap Opportunities       $      339        736        1,260        2,696        239        736        1,260        2,696
MidCap Growth              $      304        631        1,083        2,338        204        631        1,083        2,338
Growth + Value             $      343        748        1,280        2,736        243        748        1,280        2,736
SmallCap Opportunities     $      346        758        1,296        2,766        246        758        1,296        2,766
SmallCap Growth            $      330        720        1,236        2,652        230        720        1,236        2,652
Internet Balanced          $      308        686        1,191        2,579        208        686        1,191        2,579
Convertible                $      303        627        1,078        2,327        203        627        1,078        2,327

Class M

Fund                          1 year     3 years     5 years     10 years
-------------------          --------   ---------   ---------   ---------
MagnaCap               $       521          879      1,261        2,330
 LargeCap Leaders      $       564        1,011      1,483        2,785
MidCap Value           $       568        1,023      1,503        2,825

Class T

                                          If you sell your shares                     If you don't sell your shares
                               ---------------------------------------------   --------------------------------------------
Fund                           1 year     3 years     5 years     10 years     1 year     3 years     5 years     10 years
----------------------         --------   ---------   ---------   ----------   --------   ---------   ---------   ---------
Growth Opportunities      $      626        897        1,195        2,403        226        697        1,195        2,403
SmallCap Opportunities    $      634        921        1,235        2,488        234        721        1,235        2,488
Balanced                  $      583        810        1,064        2,218        183        610        1,064        2,218


42   What You Pay to Invest

                                                              SHAREHOLDER GUIDE
CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------


ING PILGRIM PURCHASE OPTIONS(TM)


Depending upon the Fund, you may select from up to five separate classes of shares: Class A, Class B, Class C, Class M and Class T.

Class A

*    Front-end sales charge, as described on the next page.

*    Distribution and service (12b-1) fees of 0.25% to 0.35%.

Class B

*    No front-end sales charge; all your money goes to work for you right away.

*    Distribution and service (12b-1) fees of 1%.

*    A contingent deferred sales charge, as described on the next page.

* Automatic conversion to Class A shares after eight years, thus reducing future annual expenses. Class B shares acquired initially through Funds that were part of the Nicholas-Applegate Mutual Funds at the time of purchase will convert after seven years from the date of original purchase.

Class C

*    No front-end sales charge; all your money goes to work for you right away.

*    Distribution and service (12b-1) fees of 1%.

* A 1% contingent deferred sales charge on shares sold within one year of purchase.

* No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

*    Not offered by Bank and Thrift Fund.

Class M

*    Lower front-end sales charge than Class A, as described on the next page.

*    Distribution and service (12b-1) fees of 0.75%.

* No automatic conversion to Class A shares, so annual expenses continue at the Class M level throughout the life of your investment.

*    Offered only by MagnaCap Fund, LargeCap Leaders Fund and MidCap Value Fund.

Class T

* No longer available for purchase, unless you are investing income earned on Class T shares or exchanging Class T Shares of another Fund.

*    Distribution and service (12b-1) fees of 0.75 to 0.95% (varies by fund).

*    A contingent deferred sales charge, as described on the next page.

* Automatic conversion to Class A shares after 8 years, thus reducing future annual expenses.

* Offered only by Growth Opportunities Fund, SmallCap Opportunities Fund and Balanced Fund.

When choosing between classes, you should carefully consider the ongoing annual expenses along with the initial sales charge or the contingent deferred sales charge. The relative impact of the initial sales charges and ongoing annual expenses will depend on the length of time a share is held. Higher distribution fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A or Class M shares. Orders for Class B shares and Class M shares in excess of $250,000 and $1,000,000, respectively, will be accepted as orders for Class A shares or declined. You should discuss which Class of shares is right for you with your investment professional.

Distribution and Shareholder Service Fees

To pay for the cost of promoting the Funds and servicing your shareholder account, each class of each Fund has adopted a Rule 12b-1 plan which requires fees to be paid out of the assets of each class. Over time the fees will increase your cost of investing and may exceed the cost of paying other types of sales charges.

                                                                       [GRAPHIC]

                          If you have any questions, please call 1-800-992-0180.

                                                         Shareholder Guide    43

SHAREHOLDER GUIDE                                         CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------

SALES CHARGE CALCULATION

Class A(1)

Class A shares of the Funds are sold subject to the following sales charge:

                             U.S. Equity Funds and
                             Equity & Income Funds
                           -------------------------
                             As a %
                             of the       As a % of
                            offering         net
Your Investment               price      asset value
---------------               -----      -----------
Less than $50,000             5.75          6.10
$50,000 - $99,999             4.50          4.71
$100,000 - $249,999           3.50          3.63
$250,000 - $499,999           2.50          2.56
$500,000 - $1,000,000         2.00          2.04
$1,000,000 and over               See below

----------
(1) Shareholders that purchased funds that were a part of the Lexington family of funds at the time of purchase are not subject to sales charges for the life of their account.

Investments of $1 Million or More. There is no front-end sales charge if you purchase Class A shares in an amount of $1 million or more. However, the shares will be subject to a contingent deferred sales charge if they are redeemed within one or two years of purchase, depending on the amount of the purchase, as follows:

                                            Period during which
      Your investment            CDSC          CDSC applies
      ---------------            ----          ------------
 $1,000,000 to $2,499,999         1.00%          2 years
 $2,500,000 to $4,999,999         0.50%           1 year
 $5,000,000 and over              0.25%           1 year

However, Class A shares that were purchased in an amount of $1 million or more through Funds that were part of the Nicholas-Applegate Mutual Funds at the time of purchase will be subject to a contingent deferred sales charge of 1% within one year from the date of purchase.


Class A shares that were purchased in an amount of $1 million or more through funds that were part of the Northstar family of funds and the ING Family of Funds at the time of purchase may be subject to a different contingent deferred sales charge period of 18 months and 12 months, respectively, from the date of purchase. See the SAI for further information.


Class B, Class C and Class T

Class B, Class C and Class T shares are offered at their net asset value per share without any initial sales charge. However, you may be charged a contingent deferred sales charge (CDSC) on shares that you sell within a certain period of time after you bought them. The amount of the CDSC is based on the lesser of the net asset value of the shares at the time of purchase or redemption. There is no CDSC on shares acquired through the reinvestment of dividends and capital gains distributions. The CDSCs are as follows:

Class B Deferred Sales Charge(2)

                                  CDSC on shares
 Years after purchase               being sold
 --------------------               ----------
   1st year                              5%
   2nd year                              4%
   3rd year                              3%
   4th year                              3%
   5th year                              2%
   6th year                              1%
   After 6th year                      none

(2) Class B shares that were purchased through funds that were part of the Northstar family of funds at the time of purchase are subject to a different contingent deferred sales charge. Please see the SAI for further information.

Class C Deferred Sales Charge

                          CDSC on shares
 Years after purchase       being sold
 --------------------       ----------
 1st year                      1%
 After 1st year               none

Class T Deferred Sales Charge

                          CDSC on shares
 Years after purchase       being sold
 --------------------       ----------
 1st year                      4%
 2nd year                      3%
 3rd year                      2%
 4th year                      1%
 After 4th year               none

To keep your CDSC as low as possible, each time you place a request to redeem shares the Funds will first redeem shares in your account that are not subject to a CDSC, and then will sell shares that have the lowest CDSC.

Class M

Class M shares of the Funds are sold subject to the following sales charge.

                                     MagnaCap,
                               LargeCap Leaders and
                                MidCap Value Funds
                             -------------------------
                              As a %            As a %
                              of the            of net
                             offering           asset
Your investment                price            value
---------------                -----            -----
Less than $50,000              3.50%            3.63%
$50,000 - $99,999              2.50%            2.56%
$100,000 - $249,999            1.50%            1.52%
$250,000 - $499,999            1.00%            1.01%
$500,000 and over              none             none

44    Shareholder Guide

CHOOSING A SHARE CLASS                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

Sales Charge Reductions and Waivers

Reduced Sales Charges. You may reduce the initial sales charge on a purchase of Class A or Class M shares of the Funds by combining multiple purchases to take advantage of the breakpoints in the sales charge schedules. You may do this by:

* Letter of Intent -- lets you purchase shares over a 13 month period and pay the same sales charge as if the shares had all been purchased at once.


* Rights of Accumulation -- lets you add the value of shares of any open-end ING Pilgrim Fund (excluding the Money Market Fund) you already own to the amount of your next purchase for purposes of calculating the sales charge.

* Combination Privilege -- shares held by investors in the ING Pilgrim Funds which impose a CDSC may be combined with Class A or Class M shares for a reduced sales charge.


See the Account Application or the Statement of Additional Information for details, or contact your financial representative or the Shareholder Servicing Agent for more information.

CDSC Waivers. If you notify the Transfer Agent at the time of redemption, the CDSC for each Class will be waived in the following cases:

* redemptions following the death or permanent disability of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.

* for Class B Shares, redemptions pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually.

* mandatory distributions from a tax-deferred retirement plan or an IRA. However, if you purchased shares that were part of the Nicholas-Applegate Mutual Funds, you may be eligible for a CDSC waiver prior to the mandatory distribution age.

* If you think you may be eligible for a CDSC waiver, contact your financial representative or the Shareholder Servicing Agent.


Reinstatement Privilege. If you sell Class B, Class C or Class T shares of a ING Pilgrim Fund, you may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge. Reinstated Class B, Class C and Class T shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. If you want to use the Reinstatement Privilege, contact your financial representative or the Shareholder Servicing Agent. Consult the SAI for more information.


Sales Charge Waivers. Class A or Class M shares may be purchased without a sales charge by certain individuals and institutions. For additional information, contact the Shareholder Servicing Agent, or see the Statement of Additional Information.

                                                                       [GRAPHIC]

                          If you have any questions, please call 1-800-992-0180.

                                                         Shareholder Guide    45

SHAREHOLDER GUIDE                                         HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------


The minimum initial investment amounts for the ING Pilgrim Funds are as follows:


*    Non-retirement accounts: $1,000

*    Retirement accounts: $250

* Pre-Authorized Investment Plan: $100 to open; you must invest at least $100 a month.

The minimum additional investment is $100.

Make your investment using the table on the right.


The Funds and the Distributor reserve the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-US banks (even if payment may be effected through a US bank) will not be accepted. The ING Pilgrim Funds reserve the right to waive minimum investment amounts. The Funds reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $1,000.00 ($250.00 for IRAs).


Retirement Plans

The Funds have available prototype qualified retirement plans for both corporations and for self-employed individuals. They also have available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust -- Kansas City (SSB) acts as the custodian under these plans. For further information, contact the Shareholder Servicing Agent at (800) 992-0180. SSB currently receives a $12 custodial fee annually for the maintenance of such accounts.


                     Initial                  Additional
   Method           Investment                Investment
   ------           ----------                ----------
By Contacting   An investment
Your            professional with an
Investment      authorized firm
Professional    can help you establish
                and maintain your
                account.

By Mail         Visit or consult an         Visit or consult an
                investment                  investment
                professional. Make          professional. Fill out
                your check payable to       the Account Additions
                the ING Pilgrim Funds       form included on the
                and mail it, along with     bottom of your account
                a completed                 statement along with
                Application. Please         your check payable to
                indicate your               the Fund and mail
                investment professional     them to the address on
                on the New Account          the account statement.
                Application                 Remember to write
                                            your account number
                                            on the check.

By Wire         Call the ING Pilgrim        Wire the funds in the
                Operations Department       same manner described
                at (800) 336-3436 to        under "Initial
                obtain an account           Investment."
                number and indicate
                your investment
                professional on the
                account.

                Instruct your bank to
                wire funds to the Fund
                in the care of:

                State Street Bank and
                Trust -- Kansas City
                ABA #101003621
                Kansas City, MO
                credit to: ____________
                (the Fund)
                A/C #751-8315; for
                further credit to: _________
                Shareholder
                A/C #_________________
                (A/C # you received over
                the telephone)
                Shareholder Name:

                ---------------------
                (Your Name Here)

                After wiring funds you must
                complete the Account
                Application and send it to:

                ING Pilgrim Funds
                P.O. Box 219368
                Kansas City, MO 64121-6368


46   Shareholder Guide

HOW TO REDEEM SHARES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

You may redeem shares using the table on the right.

Under unusual circumstances, a Fund may suspend the right of redemption as allowed by federal securities laws.

Systematic Withdrawal Plan

You may elect to make periodic withdrawals from your account on a regular basis.

*    Your account must have a current value of at least $10,000.

*    Minimum withdrawal amount is $100.

*    You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact the Shareholder Servicing Agent, see the Account Application or the Statement of Additional Information.

Payments

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined net asset value, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

Each Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.


    Method                                Procedures
    ------                                ----------
By Contacting Your         You may redeem by contacting your
Investment Professional    investment professional. Investment
                           professionals may charge for their services in connection with your redemption request, but neither the Fund nor the Distributor imposes any such charge.

By Mail Send a written request specifying the Fund name and share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to redeem to:

                           ING Pilgrim Funds
                           P.O. Box 219368
                           Kansas City, MO 64121-6368

                           If certificated shares have been issued, the certificate must accompany the written request. Corporate investors and other associations must have an appropriate certification on file authorizing redemptions. A suggested form of such certification is provided on the Account Application. A
                           signature guarantee may be required.

By Telephone --            You may redeem shares by telephone on all
Expedited Redemption       accounts other than retirement accounts,
                           unless you check the box on the Account Application which signifies that you do not wish to use telephone redemptions. To redeem by telephone, call the Shareholder Servicing Agent at (800) 992-0180.
                           Receiving Proceeds By Check: You may have redemption proceeds (up to a maximum of $100,000) mailed to an address which has been on record with ING Pilgrim
                           Funds for at least 30 days. Receiving Proceeds By
                           Wire: You may have redemption proceeds (subject to a minimum of $5,000) wired to your pre-designated bank account. You will not be able to receive redemption proceeds by wire unless you check the box on the Account Application which signifies that you wish to receive redemption proceeds by wire and attach a voided check. Under normal circumstances, proceeds will be transmitted to your bank on the business day following receipt of your instructions, provided redemptions may be made. In the event that share certificates have been issued, you may not request a wire redemption by telephone.



                                                                       [GRAPHIC]

                          If you have any questions, please call 1-800-992-0180.

                                                         Shareholder Guide    47

SHAREHOLDER GUIDE
                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------

Net Asset Value

The net asset value (NAV) per share for each Fund and class is determined each business day as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern Time). The NAV per share of each class of each Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. Because foreign securities may trade on days when the Funds do not price shares, the net asset value of a Fund that invests in foreign securities may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations, and short-term debt securities, and for situations where market quotations are deemed unreliable. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Directors or Trustees. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.

Price of Shares

When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable deferred sales charge. Exchange orders are effected at NAV.

Execution of Requests

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued unless you request them in writing.

Telephone Orders

The Funds and their transfer agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their transfer agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their transfer agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

Exchanges


You may exchange shares of a Fund for shares of the same class of any other ING Pilgrim Fund, except for Lexington Money Market Trust and ING Pilgrim Corporate Leaders Trust Fund, without paying any additional sales charge, except that Class A shares of the Pilgrim Money Market Fund for which no sales charge was paid must pay the applicable sales load on an exchange into Class A shares of another Fund. In addition, Class T shares of any Fund may be exchanged for Class B shares of the Pilgrim Money Market Fund. Shares subject to a CDSC will continue to age from the date that the original shares were purchased. If you exchange shares of a Fund that at the time you acquired the shares was a Nicholas-Applegate Mutual Fund, the shares you receive on the exchange will be subject to the current CDSC structure and conversion rights of the Fund being acquired, although the shares will continue to age for CDSC and conversion purposes from the date the original shares were acquired.


The total value of shares being exchanged must at least equal the minimum investment requirement of the Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. There is no specific limit on exchange frequency; however, the Funds are intended for long-term investment and not as a short-term trading vehicle. The Adviser may prohibit excessive exchanges (more than four per year). The Adviser also may, on 60 days' prior notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges.

You will automatically have the ability to request an exchange by calling the Shareholder Service Agent unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. A Fund may change or cancel its exchange policies at any time, upon 60 days' written notice to shareholders.

48    Shareholder Guide

TRANSACTION POLICIES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

Systematic Exchange Privilege


With an initial account balance of at least $5,000 and subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same class of any other open-end ING Pilgrim Fund. This exchange privilege may be modified at any time or terminated upon 60 days' written notice to shareholders.


Small Accounts

Due to the relatively high cost of handling small investments, the Funds reserve the right upon 30 days' written notice to redeem, at Net Asset Value (NAV), the shares of any shareholder whose account (except for IRAs) has a value of less than $1,000, other than as a result of a decline in the NAV per share.

Account Access


Unless your ING Pilgrim shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your acount information over the internet at www.pilgrimfunds.com, or via a touch tone telephone by calling (800) 992-0180 and selecting Option 1. Should you wish to speak with a Shareholder Service Representative you may call the toll-free number listed above and select Option 2.


                                                                       [GRAPHIC]

                          If you have any questions, please call 1-800-992-0180.

                                                         Shareholder Guide    49

MANAGEMENT OF THE FUNDS                                                 ADVISERS
--------------------------------------------------------------------------------


ING Pilgrim Investments, Inc. ("ING Pilgrim" or "ING Pilgrim Investments") serves as the investment adviser to each of the Funds (except the Tax Efficient Equity and Internet Funds). ING Mutual Funds Management Co. LLC ("IMFC") serves as the investment adviser to the Tax Efficient Equity and Internet Funds. ING Pilgrim and IMFC have overall responsibility for the management of the Funds. ING Pilgrim and IMFC provide or oversee all investment advisory and portfolio management services for each Fund, and assist in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.


Organized in December 1994, ING Pilgrim is registered as an investment adviser. ING Pilgrim is an indirect wholly-owned subsidiary of ReliaStar Financial Corp. ("ReliaStar"). Through its subsidiaries, ReliaStar offers individuals and institutions life insurance and annuities, employee benefits products and services, life and health reinsurance, retirement plans, mutual funds, bank products, and personal finance education.

On July 26, 2000, ReliaStar was acquired by ING Group (NYSE: ING). ING Group is a global financial institution active in the field of insurance, banking, and asset management in more than 65 countries, with almost 100,000 employees.

Prior to April 30, 2000, Pilgrim Advisors, Inc. ("Pilgrim Advisors") served as investment adviser to certain of the Funds. On April 30, 2000, Pilgrim Advisors, an indirect wholly-owned subsidiary of ReliaStar, merged with ING Pilgrim Investments. Pilgrim Advisors and ING Pilgrim Investments were sister companies and shared certain resources and investment personnel.


Prior to July 26, 2000, Lexington Management Corporation ("Lexington") served as investment adviser to certain of the Funds. On July 26, 2000, ReliaStar acquired Lexington Global Asset Managers, Inc. the parent company of Lexington, and ING Pilgrim Investments was approved as Adviser to the Funds formerly advised by Lexington.

Organized in _____________ , IMFC is registered as an investment adviser. IMFC is a wholly owned subsidiary of ING Group.

As of December 31, 2000, ING Pilgrim managed over $ billion in assets.

As of December 31, 2000, IMFC managed over $ billion in assets.

ING Pilgrim's and IMFC's principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING Pilgrim and IMFC receives a monthly fee for their services based on the average daily net assets of each of the Funds.


The following table shows the aggregate annual management fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets:


                                      Management
Fund                                     Fee
----                                     ---
MagnaCap                                0.71%
Growth and Income                       0.62
LargeCap Leaders                        1.00
Research Enhanced Index                 0.70
Tax Efficient Equity                    0.80
Growth Opportunities                    0.75
LargeCap Growth                         0.75
MidCap Value                            1.00
MidCap Opportunities                    1.00
MidCap Growth                           0.75
Growth + Value                          1.00
SmallCap Opportunities                  0.75
SmallCap Growth                         1.00
Bank and Thrift                         0.72
Internet                                1.25
Balanced                                0.75
Convertible                             0.75


ING Pilgrim Directly Manages the Portfolios of the Following Funds:

Growth Opportunities Fund, MidCap
Opportunities Fund and MidCap Growth Fund.

The following individuals share responsibility for the day-to-day management of the Growth Opportunities Fund, MidCap Opportunities Fund and MidCap Growth Fund.


Mary Lisanti, Executive Vice President and Chief Investment Officer -- Domestic Equities of ING Pilgrim, has served as a Senior Portfolio Manager of MidCap Opportunities Fund since the fund was formed in August 1998, Growth Opportunities Fund since August 1998, and ING Pilgrim MidCap Growth Fund since April 2000. Prior to joining ING Pilgrim in October 1999, Ms. Lisanti was Executive Vice President and Chief Investment Officer -- Domestic Equities with Northstar Investment Management Corp., which subsequently merged into ING Pilgrim. From 1996 to 1998, Ms. Lisanti was a Portfolio Manager at Strong Capital Management. From 1993 to 1996, Ms. Lisanti was a Managing Director and Head of Small- and Mid-Capitalization Equity Strategies at Bankers Trust Corp.

Jeffrey Bernstein, Senior Vice President of ING Pilgrim, has served as a Senior Portfolio Manager of MidCap Opportunities Fund since the fund was formed in August 1998, Growth Opportunities Fund since August 1998, and ING Pilgrim MidCap Growth Fund since April 2000. Prior to joining ING Pilgrim in October 1999, Mr. Bernstein was a portfolio manager at Northstar Investment Management Corp., which subsequently merged into ING Pilgrim. Prior to May 1998, Mr. Bernstein was a Portfolio Manager at Strong Capital Management. From 1995 to 1997, Mr. Bernstein was a Portfolio Manager at Berkeley Capital.


50    Management of the Funds

ADVISERS                                                 MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

SmallCap Opportunities Fund and SmallCap Growth Fund


Mary Lisanti, whose background is described above, has served as a manager of the SmallCap Opportunities Fund since July 1998 and SmallCap Growth Fund since April 2000.


MagnaCap Fund

This Fund is managed by a team led by Howard N. Kornblue, Senior Vice President and Senior Portfolio Manager for ING Pilgrim. Mr. Kornblue has served as a Portfolio Manager of MagnaCap Fund since 1989. The other individual on the team is G. David Underwood.

Growth and Income Fund

Alan H. Wapnick, Senior Vice President and Senior Portfolio Manager of Growth and Income Fund has been managing the Fund's portfolio since January, 1994. He joined ING Pilgrim in July 2000. Prior to July 2000, he was Senior Vice President and Senior Portfolio Manager at Lexington (which was acquired by ING Pilgrim's parent company in July 2000). Prior to joining Lexington in 1986, Mr. Wapnick was an equity analyst with Merrill Lynch, J.W. Seligman, Dean Witter and most recently Union Carbide Corporation.

LargeCap Leaders and MidCap Value Fund

The LargeCap Leaders and MidCap Value Funds are managed by a team led by G. David Underwood, Senior Vice President and Senior Portfolio Manager for ING Pilgrim. Mr. Underwood is the Lead Portfolio Manager of LargeCap Leaders Fund. Prior to joining ING Pilgrim in December, 1996, Mr. Underwood served as Director of Funds Management for First Interstate Capital Management. Mr. Underwood's prior experience includes a 10 year association with Integra Trust Company of Pittsburgh where he served as Director of Research and Senior Portfolio Manager.

LargeCap Growth Fund

Mary Lisanti, whose background is described above, has served as Senior Portfolio Manager of the LargeCap Growth Fund since October 1, 2000.

Thomas J. Sullivan, Vice President of ING Pilgrim, has served as a Portfolio Manager of LargeCap Growth Fund since October 1, 2000. Prior to joining ING Pilgrim, Mr. Sullivan was a Partner and Equity Trader for First NY Securities, LLC since April, 2000. From April, 1994 to March, 2000, Mr. Sullivan was Vice President and portfolio manager at Nicholas-Applegate Capital Management.

Bank and Thrift Fund

Carl Dorf, Senior Vice President and Senior Portfolio Manager of Bank and Thrift Fund has been managing the Fund's portfolio since January 1991, when he joined ING Pilgrim's predecessor. Mr. Dorf is also a Senior Vice President of ING Pilgrim.

Balanced Fund

The following individuals share responsibility for the day-to-day management of the Balanced Fund:

G. David Underwood, whose background is described above, has served as Senior Portfolio Manager of the equity portion of the Balanced Fund's assets since May 24, 1999.

Robert K. Kinsey, Vice President and Portfolio Manager, has served as a Portfolio Manager of Balanced Fund since May 24, 1999. Mr. Kinsey manages Balanced Fund's assets that are invested in assets other than high yield debt securities. Prior to joining ING Pilgrim, Mr. Kinsey was a Vice President and Fixed Income Portfolio Manager for Federated Investors from January 1995 to
March 1999. From July 1992 to January 1995, Mr. Kinsey was a Principal and Portfolio Manager for Harris Investment Management.

Edwin Schriver, Senior Vice President of ING Pilgrim, has served as a Senior Portfolio Manager of the high yield portion of the Balanced Fund's assets since October 2000. Prior to joining ING Pilgrim, Mr. Schriver was a Senior High Yield Analyst for Dreyfus Corporation since 1998. From 1996 to 1997, Mr. Schriver was the President of Crescent City Research, an investment research and software firm. Prior to 1996, Mr. Schriver was President of an SEC registered investment adviser and held various senior portfolio management positions.

Convertible Fund

Andrew Chow, Vice President of ING Pilgrim, has served as a Portfolio Manager of Convertible Fund since October 1, 2000. Prior to joining ING Pilgrim, Mr. Chow was the portfolio manager of the Conseco Convertible Securities Fund since 1998. He joined Conseco in 1991 where he was also responsible for managing convertible securities accounts.

                                                                       [GRAPHIC]

                          If you have any questions, please call 1-800-992-0180.

                                                   Management of the Funds    51

MANAGEMENT OF THE FUNDS                                             SUB-ADVISERS
--------------------------------------------------------------------------------


For the following Funds, ING Pilgrim and IMFC has engaged a Sub-Adviser to provide the day-to-day management of the Fund's portfolio. The Sub-Advisers are among the most respected institutional investment advisers in the world, and have been selected primarily on the basis of their successful application of a consistent, well-defined, long-term investment approach over a period of several market cycles.

Research Enhanced Index Fund

J.P. Morgan Investment Management Inc.

A registered investment adviser, J.P. Morgan Investment Management Inc. (J.P. Morgan) serves as Sub-Adviser to the ING Pilgrim Research Enhanced Index Fund. The firm was formed in 1984. The firm evolved from the Trust and Investment Division of Morgan Guaranty Trust Company which acquired its first tax-exempt client in 1913 and its first pension account in 1940. J.P. Morgan currently manages approximately $349 billion for institutions and pension funds. The company is a wholly owned subsidiary of J.P. Morgan & Co. J.P. Morgan's principal address is 522 Fifth Avenue, New York, New York 10036.

Nanette Buziak, Timothy Devlin and Bernard Kroll share the responsibility for the day-to-day management of the ING Pilgrim Research Enhanced Index Fund.

Ms. Buziak has co-managed the ING Pilgrim Research Enhanced Index Fund since April 1999. At J.P. Morgan, she serves as a Portfolio Manager and Member of the Structured Equity Group.


Ms. Buziak has over 8 years of investment management experience. Before joining J.P. Morgan in 1997, Ms. Buziak was an index arbitrage trader and convertible bond portfolio manager at First Marathon America, Inc.


Mr. Devlin has co-managed the ING Pilgrim Research Enhanced Index Fund since the Fund was formed in December 1998. At J.P. Morgan, he serves as a Portfolio Manager and Member of the Structured Equity Group.


Mr. Devlin has over 12 years of investment management experience. Before joining J.P. Morgan in 1996, Mr. Devlin was a Portfolio Manager for nine years at Mitchell Hutchins Asset Management, Inc. where he managed quantitatively-driven portfolios for institutional and retail investors.


Mr. Kroll has co-managed the ING Pilgrim Research Enhanced Index Fund since March 2000. At J.P. Morgan he serves as a Portfolio Manager and Member of the Structured Equity Group.


Mr. Kroll has over 20 years of investment experience. Before joining J.P. Morgan in 1996, Mr. Kroll was an equity derivatives specialist at Goldman Sachs & Co. Earlier, he managed his own software development firm and options broker-dealer, and managed several derivatives businesses at Kidder, Peabody & Co.


Tax Efficient Equity Fund

Delta Asset Management

A registered investment adviser, Delta Asset Management ("Delta") serves as Sub-Advisor to the ING Pilgrim Tax Efficient Equity Fund. Delta is a division of Furman Selz Capital Management LLC ("FSCM"). Delta manages over $5 billion for institutions and high net worth individuals. Delta's principal address is 333 South Grand Avenue, Los Angeles, CA 90071.

Mr. Robert Sandroni, Mr. Carl Goldsmith and Ms. Marla K. Ryan have primary responsibility for managing the Fund. Mr. Sandroni and Mr. Goldsmith have been investment professionals with Delta since 1991 and each has over 20 years of investment experience. Ms. Ryan has been an investment professional with Delta since 1998 and has over 10 years of investment experience.


Growth + Value Fund

Navellier Fund Management, Inc.


A registered investment adviser, Navellier Fund Management Inc. (Navellier) serves as Sub-Adviser to the ING Pilgrim Growth + Value Fund. Navellier and its affiliate, Navellier & Associates, Inc., manage over $5 billion for institutions, pension funds and high net worth individuals. Navellier's principal address is 1 East Liberty, Third Floor, Reno, Nevada 89501.

Louis Navellier has managed the ING Pilgrim Growth + Value Fund since the Fund was formed in November 1996. Mr. Navellier has over 19 years of investment management experience and is the principal owner of Navellier & Associates, Inc., a registered investment adviser that manages investments for institutions, pension funds and high net worth individuals. Mr. Navellier's investment newsletter, MPT Review, has been published for over 19 years and is widely renowned throughout the investment community.

Internet Fund

ING Investment Management Advisors B.V.

A registered investment adviser, ING Investment Management Advisors B.V. ("IIMA") serves as sub-advisor to the ING Pilgrim Internet Fund. IIMA manages over $159 billion for entities affiliated and unaffiliated with ING Group. IIMA's principal address is Schenkkede 65, 2595 AS The Hague, The Netherlands.

Mr. Guy Uding has primary responsibility for managing the Fund and heads a three-member team of investment professionals. Mr. Uding has been employed by IIMA and its affiliates since 1995 and has five years of investment experience.


52    Management of the Funds

DIVIDENDS/TAXES                               DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Dividends

The Funds generally distribute most or all of their net earnings in the form of dividends. Each Fund pays dividends, if any, as follows:


        Annually(1)                Semi-Annually(1)     Quarterly(2)
        -----------                ----------------     ------------
        LargeCap Leaders           MagnaCap             Balanced
        Research Enhanced          Growth and           Convertible
        Index                      Income
        Tax Efficient Equity
        Growth
        Opportunities
        LargeCap Growth
        MidCap Value
        MidCap
        Opportunities
        MidCap Growth
        Growth + Value
        SmallCap
        Opportunities
        SmallCap Growth
        Bank and Thrift
        Internet


----------
(1)  Distributions normally expected to consist primarily of capital gains.
(2) Distributions normally expected to consist on an annual basis of a variable combination of capital gains and ordinary income.

Each Fund distributes capital gains, if any, annually.

Dividend Reinvestment


Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class A, B, C, M or T shares of a Fund invested in another ING Pilgrim Fund which offers the same class shares. If you are a shareholder of ING Pilgrim Prime Rate Trust, whose shares are not held in a broker or nominee account, you may, upon written request, elect to have all dividends invested into a pre-existing Class A account of any open-end ING Pilgrim Fund.


Taxes

The following information is meant as a general summary for U.S. shareholders. Please see the Statement of Additional Information for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

Each Fund will distribute most of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

                                                                       [GRAPHIC]

                          If you have any questions, please call 1-800-992-0180.

                                        Dividends, Distributions and Taxes    53

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------


All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the Statement of Additional Information (the "SAI").

Many of the investment techniques and strategies discussed in this prospectus and in the SAI are discretionary, which means that the adviser or sub-adviser can decide whether to use them or not. The Funds named below invest in these securities or use these techniques as part of the Fund's principal investment strategy. However, the Adviser or Sub-Adviser of any Fund may also use these investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.

PRINCIPAL RISKS


Investments in Foreign Securities (MagnaCap, Balanced and Growth and Income Funds). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.


Each Fund that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, or to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund.

Inability to Sell Securities (All Funds except MagnaCap, Research Enhanced Index, LargeCap Growth and Bank and Thrift Funds). Some securities usually trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small and mid-size U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

High Yield Securities (Balanced and Convertible Funds). Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High yield securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High yield securities structured as zero coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high yield securities.

Corporate Debt Securities (Balanced and Convertible Funds). Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of the Fund's debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed income securities is duration. Duration is one of the tools used by a portfolio manager in selection of fixed income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility." According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.


54    More Information About Risks

                                                   MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------


Convertible Securities (All Funds except Research Enhanced Index and Growth Opportunities Funds). The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.

Other Investment Companies (Bank and Thrift and Balanced Funds). Each Fund may invest up to 10% of its assets in other investment companies. When a Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

Interests in Loans (Balanced Fund). The Fund may invest in participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to the Fund's investment. Many loans are relatively illiquid, and may be difficult to value.

Derivatives (Balanced Fund). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Many of the Funds do not invest in these types of derivatives, and some do, so please check the description of the Fund's policies. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the adviser or sub-adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains. Portfolio Turnover. Each Fund (except the MagnaCap, LargeCap Leaders, Research Enhanced Index, MidCap Value and Bank and Thrift Funds) is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.

Investments in Small- and Mid-Capitalization Companies (MidCap Value, MidCap Opportunities, MidCap Growth, SmallCap Opportunities, SmallCap Growth, Tax Efficient Equity and Internet Funds). The Funds may invest in small and mid capitalization companies. Investments in mid-and small-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

Non-diversified Investment Companies (Internet Fund). Certain Funds are classified as non-diversified investment companies under the 1940 Act, which means that each Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of a Fund's assets in the securities of a small number of issuers may cause that Fund's share price to fluctuate more than that of a diversified investment company.

Concentration (Bank and Thrift and Internet Funds). Certain Funds "concentrate" (for purposes of the 1940 Act) their assets in securities related to a particular sector or industry, which means that at least 25% of its assets will be invested in these assets at all times. As a result, each Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

OTHER RISKS

Emerging Markets Investments. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasonal financial systems; environmental problems; less well developed legal systems; and less reliable custodial services and settlement practices.


                                                                       [GRAPHIC]

                          If you have any questions, please call 1-800-992-0180.

                                             More Information About Risks     55

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

U.S. Government Securities. Some U.S. Government agency securities may be subject to varying degrees of credit risk particularly those not backed by the full faith and credit of the United States Government. All U.S. Government securities may be subject to price declines in the securities due to changing interest rates.


Restricted and Illiquid Securities. Each Fund may invest in restricted and illiquid securities (except MagnaCap Fund may not invest in restricted securities). If a security is illiquid, the Fund might be unable to sell the security at a time when the adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets. Mortgage-Related Securities. Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization, and may be prepaid prior to maturity. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations. Temporary Defensive Strategies. When the Adviser or Sub-Adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it likely will not achieve capital appreciation.

Repurchase Agreements. Each Fund may enter into repurchase agreements, which involve the purchase by a Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.


Lending Portfolio Securities. In order to generate additional income, certain Funds may lend portfolio securities in an amount up to 331|M/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.


Borrowing. Certain Funds may borrow for certain types of temporary or emergency purposes subject to certain limits. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the net asset value of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Reverse Repurchase Agreements and Dollar Rolls. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

Short Sales. Certain Funds may make short sales. A "short sale" is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

Pairing Off Transactions. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund "pairs-off" the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

Percentage and Rating Limitations Unless otherwise stated, the percentage limitations in this prospectus apply at the time of investment.


56    More Information About Risks

                                                           FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables on the following pages are intended to help you understand each Fund's financial performance for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). A report of each Fund's independent auditors, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

                                                                       [GRAPHIC]

                          If you have any questions, please call 1-800-992-0180.

                                                      Financial Highlights    57

                                                                       FINANCIAL
ING PILGRIM MAGNACAP FUND                                             HIGHLIGHTS
--------------------------------------------------------------------------------


The information in the table below, except for the six months ended December 31, 2000 has been audited by KPMG LLP, independent auditors.

                                                                              Class A
                                             -----------------------------------------------------------------------
                                             Six months
                                               ended
                                              12-31-00                       Year Ended June 30,
                                             (unaudited)     2000       1999        1998         1997         1996
                                             -----------     ----       ----        ----         ----         ----
Per Share Operating Performance:
Net asset value, beginning of period   $                     17.69      17.07        15.92        16.69        14.03
Income from investment operations:
Net investment income (loss)           $                      0.07       0.07         0.04         0.10         0.09
Net realized and unrealized gains on
investments                            $                     (0.08)      2.37         3.02         4.16         2.87
Total from investment operations       $                     (0.01)      2.44         3.06         4.26         2.96
Less distributions from:
Net investment income                  $                      0.05       0.04         0.06         0.12         0.06
Net realized gains on investments      $                      1.79       1.78         1.85         4.91         0.24
Net asset value, end of period         $                     15.84      17.69        17.07        15.92        16.69
Total Return(2):                       %                     (0.36)     15.93        20.53        30.82        21.31
Ratios/Supplemental Data:
Net assets, end of period (000's)      $                   303,864    368,508      348,759      290,355      235,393
Ratios to average net assets:
Expenses(3)                            %                      1.29       1.35         1.37         1.46         1.68
Net investment income (loss)(3)        %                      0.41       0.41         0.29         0.64         0.54
Portfolio turnover rate                %                        26         48           53           77           15

                                                                         Class B
                                        --------------------------------------------------------------------------
                                          Six months                                                    July 17,
                                            ended                                                      1995(1) to
                                           12-31-00                 Year Ended June 30,                  June 30,
                                         (unaudited)   2000         1999          1998         1997        1996
Per Share Operating Performance:
Net asset value, beginning of period   $               17.36        16.86         15.81        16.59        14.22
Income from investment operations:
Net investment income (loss)           $               (0.05)       (0.04)        (0.04)        --           0.06
Net realized and unrealized gains on
investments                            $               (0.08)        2.32          2.97         4.13         2.61
Total from investment operations       $               (0.13)        2.28          2.93         4.13         2.67
Less distributions from:
Net investment income                  $                --           --            0.03         --           0.06
Net realized gains on investments      $                1.79         1.78          1.85         4.91         0.24
Net asset value, end of period         $               15.44        17.36         16.86        15.81        16.59
Total Return(2):                       %               (1.11)       15.12         19.76        29.92        18.98
Ratios/Supplemental Data:
Net assets, end of period (000's)      $              87,167      116,227        77,787       37,427       10,509
Ratios to average net assets:
Expenses(3)                            %                1.99         2.05          2.07         2.16         2.38
Net investment income (loss)(3)        %               (0.29)       (0.29)        (0.41)       (0.04)        0.07
Portfolio turnover rate                %                   6           48            53           77           15

                                                            Class C
                                             -------------------------------------
                                              Six months     Year       June 1,
                                                ended       ended     1999(1) to
                                              12-31-00     June 30,    June 30,
                                             (unaudited)     2000       1999
                                             -----------     ----       ----
Per Share Operating Performance:
Net asset value, beginning of period   $                    17.37       16.69
Income from investment operations:
Net investment income (loss)           $                    (0.10)       --
Net realized and unrealized gains on
investments                            $                    (0.04)       0.68
Total from investment operations       $                    (0.14)       0.68
Less distributions from:
Net investment income                  $                       --          --
Net realized gains on investments      $                     1.79          --
Net asset value, end of period         $                    15.44       17.37
Total Return(2):                       %                    (1.17)       4.07
Ratios/Supplemental Data:
Net assets, end of period (000's)      $                    3,660         601
Ratios to average net assets:
Expenses(3)                            %                     1.99        1.12
Net investment income (loss)(3)        %                    (0.29)       0.42
Portfolio turnover rate                %                       26          48

                                                                            Class M
                                        ---------------------------------------------------------------------------
                                          Six months                                                     July 17,
                                            ended                                                       1995(1) to
                                           12-31-00               Year ended June 30,                     June 30,
                                          (unaudited)    2000          1999         1998         1997       1996
                                          -----------    ----          ----         ----         ----       ----
Per Share Operating Performance:
Net asset value, beginning of period   $                 17.51        16.95        15.87        16.63      14.22
Income from investment operations:
Net investment income (loss)           $                 (0.01)       (0.01)        --           0.02       0.08
Net realized and unrealized gains on
investments                            $                 (0.06)        2.35         2.98         4.16       2.63
Total from investment operations       $                 (0.07)        2.34         2.98         4.18       2.71
Less distributions from:
Net investment income                  $                  0.01         --           0.05         0.03       0.06
Net realized gains on investments      $                  1.79         1.78         1.85         4.91       0.24
Net asset value, end of period         $                 15.64        17.51        16.95        15.87      16.63
Total Return(2):                       %                 (0.71)       15.41        20.00        30.26      19.26
Ratios/Supplemental Data:
Net assets, end of period (000's)      $                13,050       16,351       14,675        6,748      1,961
Ratios to average net assets:
Expenses(3)                            %                  1.74         1.80         1.82         1.91       2.13
Net investment income (loss)(3)        %                 (0.04)       (0.04)       (0.16)        0.22       0.32
Portfolio turnover rate                %                    26           48           53           77         15


----------
(1)  Commencement of offering shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.

58   ING Pilgrim MagnaCap Fund

FINANCIAL
HIGHLIGHTS                                    ING PILGRIM GROWTH AND INCOME FUND
--------------------------------------------------------------------------------


The information in the table below has been audited by KPMG LLP, independent auditors.

                                                                                     Class A

                                                        -----------------------------------------------------------------
                                                                                Year Ended December 31,
                                                        2000     1999        1998         1997        1996        1995
                                                        ----     ----        ----         ----        ----        ----
Per Share Operating Performance:
Net asset value, beginning of period             $              21.91        20.27        18.56        15.71        14.36
Net investment income (loss)                     $               0.05           --         0.05         0.07         0.22
Net realized and unrealized gain (loss) from
investment operations                            $               3.33         4.30         5.46         4.08         3.00
Total income (loss) from investment operations   $               3.38         4.30         5.51         4.15         3.22
Less distributions:
Distributions from net investment income         $               0.05           --         0.07         0.13         0.22
Distributions from net realized gains            $               2.86         2.66         3.73         1.17         1.65
Total distributions                              $               2.91         2.66         3.80         1.30         1.87
Net asset value, end of period                   $              22.38        21.91        20.27        18.56        15.71
Total return(1)                                  %              15.54        21.42        30.36        26.46        22.57
Ratios/Supplemental Data:
Net assets, end of period (thousands)            $            254,532      245,790      228,037      200,309      138,901
Ratio of expenses to average net assets(2)       %               0.95         1.16         1.17         1.13         1.09
Ratio of net investment income (loss)
to average net assets(2)                         %               0.21         0.06         0.21         0.43         1.38
Portfolio Turnover Rate                          %              86.31        63.20        88.15       101.12       159.94


----------
(1) Total returns is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(2)  Annualized for periods less than one year.

                                                                       [GRAPHIC]

                          If you have any questions, please call 1-800-992-0180.

                                       ING Pilgrim Growth and Income Fund     59

                                                                       FINANCIAL
ING PILGRIM LARGECAP LEADERS FUND                                     HIGHLIGHTS
--------------------------------------------------------------------------------


The information in the table below, except the six months ended December 31, 2000, has been audited by KPMG LLP, independent auditors.

                                                                            Class A
                                             ---------------------------------------------------------------------
                                               Six months                                               Sept. 1,
                                                 ended                                                  1995 to
                                              Dec. 31, 2000             Year Ended June 30,             June 30,
                                               (unaudited)     2000       1999     1998(2)    1997      1996(1)
                                               -----------     ----       ----     -------    ----      -------
Per Share Operating Performance:
 Net asset value, beginning of period   $                     17.35      14.70     14.17      11.77      10.00
Income from investment operations:
 Net investment income (loss)           $                    (0.04)        --       0.01       0.06       0.07
Net realized and unrealized gains on
investments                             $                      0.57       3.00      2.30       2.63       1.87
 Total from investment operations       $                      0.53       3.00      2.31       2.69       1.94
Less distributions from:
 Net investment income                  $                       --         --        --        0.05       0.08
Net realized gains on investments       $                      2.00       0.35      1.78       0.24       0.09
 Net asset value, end of period         $                     15.88      17.35     14.70      14.17      11.77
Total Return(4):                        %                      3.05      20.66     17.71      23.24      19.56
Ratios/Supplemental Data:
 Net assets, end of period (000's)      $                    10,024      8,506     7,606      8,961      2,530
Ratios to average net assets:
 Net expenses after expense
reimbursement(5)(6)                     %                      1.75       1.75      1.75       1.75       1.75
Gross expenses prior to expense
reimbursement(5)                        %                      1.84       1.98      2.28       2.33       5.44
 Net investment income (loss) after
expense reimbursement(5)(6)             %                    (0.27)     (0.04)      0.03       0.41       0.65
Portfolio turnover rate                 %                       39         87        78         86         59


                                                                         Class B
                                        ---------------------------------------------------------------------
                                           Six months                                                Sept. 1,
                                             ended                                                   1995 to
                                         Dec. 31, 2000              Year Ended June 30,              June 30,
                                          (unaudited)    2000       1999       1998(2)    1997       1996(1)
                                          -----------    ----       ----       -------    ----       -------
Per Share Operating Performance:
 Net asset value, beginning of period   $                 16.90      14.44      14.04      11.71     10.00
Income from investment operations:
 Net investment income (loss)           $                (0.17)     (0.09)     (0.10)     (0.02)      0.06
Net realized and unrealized gains on
investments                             $                  0.57       2.90       2.28       2.59      1.81
 Total from investment operations       $                  0.40       2.81       2.18       2.57      1.87
Less distributions from:
 Net investment income                  $                   --         --         --         --       0.07
Net realized gains on investments       $                  2.00       0.35       1.78       0.24      0.09
 Net asset value, end of period         $                 15.30      16.90      14.44      14.04     11.71
Total Return(4):                        %                  2.30      19.71      16.91      22.23     18.85
Ratios/Supplemental Data:
 Net assets, end of period (000's)      $               21,544     24,213     15,605     13,611     1,424
Ratios to average net assets:
 Net expenses after expense
reimbursement(5)(6)                     %                  2.50       2.50       2.50       2.50      2.50
Gross expenses prior to expense
reimbursement(5)                        %                  2.59       2.73       3.03       3.08      5.79
 Net investment income (loss) after
expense reimbursement(5)(6)             %                (1.02)     (0.79)     (0.72)     (0.35)    (0.25)
Portfolio turnover rate                 %                   39         87         78         86        59

                                                                         Class C
                                                       ---------------------------------------
                                                          Six months      Year      June 17,
                                                            ended         Ended    1999(3) to
                                                        Dec. 31, 2000    June 30,    June 30,
                                                         (unaudited)       2000       1999
                                                         -----------       ----       ----
Per Share Operating Performance:
 Net asset value, beginning of period             $                        16.92       16.54
Income from investment operations:
 Net investment income (loss)                     $                       (0.06)         --
Net realized and unrealized gains on
investments                                       $                         0.46        0.38
 Total from investment operations                 $                         0.40        0.38
Less distributions from:
 Net investment income                            $                          --          --
Net realized gains on investments                 $                         2.00         --
 Net asset value, end of period                   $                        15.32       16.92
Total Return(4):                                  %                         2.30        2.30
Ratios/Supplemental Data:
 Net assets, end of period (000's)                $                       1,364          --
Ratios to average net assets:
 Net expenses after expense reimbursement(5)(6)   %                         2.50         --
Gross expenses prior to expense
reimbursement(5)                                  %                         2.59         --
 Net investment income (loss) after expense
reimbursement(5)(6)                               %                       (1.02)         --
Portfolio turnover rate                           %                          39          87


                                                                                Class M
                                                  ------------------------------------------------------------------
                                                     Six months                                             Sept. 1,
                                                       ended                                                1995 to
                                                   Dec. 31, 2000             Year Ended June 30,            June 30,
                                                    (unaudited)     2000       1999       1998(2)   1997     1996(1)
                                                    -----------     ----       ----       -------   ----     -------
Per Share Operating Performance:
 Net asset value, beginning of period                               17.08      14.55     14.10      11.73     10.00
Income from investment operations:
 Net investment income (loss)                                      (0.14)     (0.09)    (0.07)        --       0.06
Net realized and unrealized gains on
investments                                                          0.58       2.97      2.30       2.62      1.83
 Total from investment operations                                    0.44       2.88      2.23       2.62      1.89
Less distributions from:
 Net investment income                                                --         --        --        0.01      0.07
Net realized gains on investments                                    2.00       0.35      1.78       0.24      0.09
 Net asset value, end of period                                     15.52      17.08     14.55      14.10     11.73
Total Return(4):                                                     2.54      20.04     17.20      22.58     19.06
Ratios/Supplemental Data:
 Net assets, end of period (000's)                                  4,677      5,661     5,533      4,719     1,240
Ratios to average net assets:
 Net expenses after expense reimbursement(5)(6)                      2.25       2.25      2.25       2.25      2.25
Gross expenses prior to expense
reimbursement(5)                                                     2.34       2.48      2.78       2.83      5.90
 Net investment income (loss) after expense
reimbursement(5)(6)                                                (0.77)     (0.54)    (0.47)     (0.10)      0.06
Portfolio turnover rate                                               39         87        78         86        59


----------
(1)  The Fund commenced operations on September 1, 1995.
(2) Effective November 1, 1997, ING Pilgrim Investments, Inc. assumed the portfolio investment responsibilities of the Fund from ARK Asset Management Company, Inc.
(3)  Commencement of offering shares.
(4) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.
(5)  Annualized for periods less than one year.
(6) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses.

60    ING Pilgrim LargeCap Leaders Fund

FINANCIAL
HIGHLIGHTS                              ING PILGRIM RESEARCH ENHANCED INDEX FUND
--------------------------------------------------------------------------------


The information in the table below has been audited by PricewaterhouseCoopers LLP, independent auditors.


                                                       Class A                  Class B                 Class C
                                                ---------------------    ----------------------   --------------------
                                                  Year      Period         Year       Period        Year      Period
                                                  ended      ended         ended       ended        ended      ended
                                                 Oct. 31,   Oct. 31,      Oct. 31,    Oct. 31,     Oct. 31,   Oct. 31,
                                                  2000       1999(1)        2000       1999(1)       2000      1999(1)
                                                  ----       -------        ----       -------       ----      -------
Operating performance:
 Net asset value, beginning of the period   $                10.00                     10.00                    10.00
Net investment income (loss)                $                 0.01                     (0.02)                   (0.02)
 Net realized and unrealized gain on
investments                                 $                 1.13                      1.11                     1.11
Total from investment operations            $                 1.14                      1.09                     1.09
 Distributions from net realized gain       $                   --                        --                       --
Total distributions                         $                   --                        --                       --
 Net asset value, end of the period         $                11.14                     11.09                    11.09
Total return(2)                             %                11.40                     10.90                    10.90
Ratios and supplemental data:
 Net assets, end of the period (000's)      $               27,091                    99,249                   75,941
Ratio of expenses to average net assets
after reimbursement(4)                      %                 1.29 (3)                  1.99 (3)                 1.99 (3)
 Ratio of expenses to average net assets
prior to expense reimbursement              %                 1.56 (3)                  2.29 (3)                 2.27 (3)
Ratio of net investment income (loss) to
average net assets                          %                 0.23 (3)                 (0.49)(3)                (0.49)(3)
 Portfolio turnover                         %                   26                        26                       26

----------
(1)  Class A, B and C commenced operations on December 30, 1998.
(2) Assumes dividends have been reinvested and does not reflect the effect of sales charges.
(3)  Annualized.
(4)  Expenses calculated net of taxes and advisor reimbursement.

                                                                       [GRAPHIC]

                          If you have any questions, please call 1-800-992-0180.

                                 ING Pilgrim Research Enhanced Index Fund     61

                                                                       FINANCIAL
ING TAX EFFICIENT EQUITY FUND                                         HIGHLIGHTS
--------------------------------------------------------------------------------


The information in the table below has been audited by Ernst & Young LLP, independent auditors.


                                                       Class A                  Class B                 Class C
                                               ----------------------   ----------------------   ----------------------
                                               Year ended October 31,   Year ended October 31,   Year ended October 31,
                                               ----------------------   ----------------------   ----------------------
                                                2000          1999(1)    2000          1999(1)    2000          1999(1)
                                                ----          -------    ----          -------    ----          -------
Operating performance:
 Net asset value, beginning of the period       $
Net investment income (loss)                    $
 Net realized and unrealized gain on
investments                                     $
Total from investment operations                $
 Distributions from net realized gain           $
Total distributions                             $
 Net asset value, end of the period             $
Total return(2)                                 %
Ratios and supplemental data:
 Net assets, end of the period (000's)          $
Ratio of expenses to average net assets
after reimbursement(4)                          %
 Ratio of expenses to average net assets
prior to expense reimbursement                  %
Ratio of net investment income (loss) to
average net assets                              %
 Portfolio turnover                             %


----------
(1)  Class A, B and C commenced operations on December 15, 1998.
(2) Assumes dividends have been reinvested and does not reflect the effect of sales charges.
(3)  Expenses calculated net of taxes and advisor reimbursement.

62  ING Tax Efficient Equity Fund

                                                                       FINANCIAL
ING PILGRIM GROWTH OPPORTUNITIES FUND                                 HIGHLIGHTS
--------------------------------------------------------------------------------


For the period ended December 31, 2000, the information in the table below has been audited by KPMG LLP, independent auditors. For all periods ending prior to December 31, 2000, the financial information was audited by other independent auditors.

                                                                         Class A
                                                                 Year ended December 31,
                                                   ---------------------------------------------------
                                                   2000      1999        1998         1997        1996
                                                   ----      ----        ----         ----        ----
Operating performance:
Net asset value, beginning of the period    $                26.06       21.26        17.92       15.53
Net investment income (loss)                $                (0.15)      (0.08)        0.03        0.02
Net realized and unrealized gain
on investments                              $                20.10        5.09         4.16        3.18
Total from investment operations            $                19.95        5.01         4.19        3.20
Dividends from net
investment income                           $                 --          --           --          --
Distributions from net realized gain        $               (12.84)      (0.21)       (0.85)      (0.81)
Total distributions                         $               (12.84)      (0.21)       (0.85)      (0.81)
Net asset value, end of the period          $                33.17       26.06        21.26       17.92
Total return(2)                             %                93.26       23.61        23.59       20.54
Ratios and supplemental data:
Net assets at the end
of the period (000s)                        $              101,260      29,358        9,334       4,750
Ratio of expenses to average net
assets after reimbursement                  %                 1.39        1.37         1.37         150
Ratio of expenses to average net
assets prior to expense
reimbursement                               %                 1.39        1.37         1.40        1.56
Ratio of net investment income
(loss) to average net assets                %                (0.98)      (0.47)        0.04        0.11
Portfolio turnover                          %                  286          98           32          62

                                                                         Class B
                                                                 Year ended December 31,
                                                   ---------------------------------------------------
                                                   2000      1999        1998         1997        1996
                                                   ----      ----        ----         ----        ----
Operating performance:
Net asset value, beginning of the period    $                 25.46        20.93        17.76       15.50
Net investment income (loss)                $                 (0.18)       (0.23)       (0.15)      (0.06)
Net realized and unrealized gain
on investments                              $                 19.26         4.97         4.17        3.13
Total from investment operations            $                 19.08         4.74         4.02        3.07
Dividends from net
investment income                           $                  --           --           --          --
Distributions from net realized gain        $                (12.84)       (0.21)       (0.85)      (0.81)
Total distributions                         $                (12.84)       (0.21)       (0.85)      (0.81)
Net asset value, end of the period          $                 31.70        25.46        20.93       17.76
Total return(2)                             %                 91.84        22.69        22.84       19.74
Ratios and supplemental data:
Net assets at the end
of the period (000s)                        $                88,305       15,480        8,815       4,444
Ratio of expenses to average net
assets after reimbursement                  %                  2.10         2.13         2.14        2.20
Ratio of expenses to average net
assets prior to expense
reimbursement                               %                  2.10         2.13         2.14        2.24
Ratio of net investment income
(loss) to average net assets                %                 (1.69)       (1.26)       (0.95)      (0.55)
Portfolio turnover                          %                   286           98           32          62


                                                                       Class C
                                                               Year ended December 31,
                                                 ---------------------------------------------------
                                                 2000    1999       1998        1997       1996
Operating performance:
Net asset value, beginning of the period   $             25.48        20.91       17.76       15.50
Net investment income (loss)               $             (0.10)       (0.27)      (0.13)      (0.05)
Net realized and                                                                                $
unrealized gain on investments             $             19.21         5.05        4.13        3.12
Total from investment operations           $             19.11         4.78        4.00        3.07
Dividends from net                                                                              $
investment income                          $              --           --          --          --
Distributions from net realized gain       $            (12.84)       (0.21)      (0.85)      (0.81)
Total distributions                        $            (12.84)       (0.21)      (0.85)      (0.81)
Net asset value, end of the period         $             31.75        25.48       20.91       17.76
Total return(2)                            %             91.90        22.90       22.73       19.74
Ratios and supplemental data:
Net assets at the end of the
period (000s)                              $             21,006        1,625       1,152         365
Ratio of expenses to average net assets
after reimbursement                        %              2.10         2.13        2.17        2.20
Ratio of expenses to average net assets
prior to expense reimbursement                            2.10         2.13        2.17        2.35
Ratio of net investment income (loss) to   %
average net assets                                       (1.69)       (1.24)      (1.00)      (0.57)
Portfolio turnover                         %               286           98          32          62

                                                                         Class T
                                                                  Year ended December 31,
                                                -------------------------------------------------------
                                                2000      1999         1998         1997         1996
                                                ----      ----         ----         ----         ----
Operating performance:
Net asset value, beginning of the period   $              25.59        21.02        17.82        15.53
Net investment income (loss)               $              (0.39)       (0.36)       (0.17)       (0.06)
Net realized and
unrealized gain on investments             $              19.57         5.14         4.22         3.16
Total from investment operations           $              19.18         4.78         4.05         3.10
Dividends from net
investment income                          $               --           --           --           --
Distributions from net realized gain       $             (12.84)       (0.21)       (0.85)       (0.81)
Total distributions                        $             (12.84)       (0.21)       (0.85)       (0.81)
Net asset value, end of the period         $              31.93        25.59        21.02        17.82
Total return(2)                            %              91.72        22.79        22.94        19.90
Ratios and supplemental data:
Net assets at the end of the
period (000s)                              $             83,772       52,023       73,674       70,406
Ratio of expenses to average net assets
after reimbursement                        %               2.03         2.05         2.03         2.00
Ratio of expenses to average net assets
prior to expense reimbursement                             2.03         2.05         2.03         2.04
Ratio of net investment income (loss) to   %
average net assets                                        (1.62)       (1.19)       (0.81)       (3.05)
Portfolio turnover                         %                286           98           32           62

----------
(2) Assumes dividends have been reinvested and does not reflect the effect of sales charges.


63    ING Pilgrim Growth Opportunities Fund

FINANCIAL
HIGHLIGHTS                                      ING PILGRIM LARGECAP GROWTH FUND
--------------------------------------------------------------------------------


For the year ended June 30, 2000 and the three months ended June 30, 1999, the information in the table below has been audited by KPMG LLP, independent auditors. For all periods ending prior to June 30, 1999, the financial information was audited by another independent auditor.


                                                                           Class A
                                             ------------------------------------------------------------------
                                                Six months       Year     Three months     Year      July 21,
                                                  ended         Ended         ended       ended     1997(1) to
                                              Dec. 31, 2000    June 30,     June 30,     March 31,   March 31,
                                               (unaudited)       2000        1999(2)        1999      1998
                                               -----------       ----        -------        ----      ----
Per Share Operating Performance:
 Net asset value, beginning of period   $                         28.09        24.94        15.73      12.50
Income from investment operations:
 Net investment income (loss)           $                        (0.22)       (0.02)       (0.08)     (0.03)
Net realized and unrealized gains on
investments                             $                         15.63         3.17         9.77       3.29
 Total from investment operations       $                         15.41         3.15         9.69       3.26
Less distributions from:
 Net investment income                  $                           --           --           --         --
Net realized gains on investments       $                          0.38          --          0.48       0.03
 Net asset value, end of period         $                         43.12        28.09        24.94      15.73
Total Return(3):                        %                         55.35        12.63        63.06      62.35
Ratios/Supplemental Data:
 Net assets, end of period (000's)      $                       186,261       30,108       12,445      4,742
Ratios to average net assets:
 Net expenses after expense
reimbursement(4)(5)                     %                          1.36         1.43         1.59       1.60
Gross expenses prior to expense
reimbursement(4)                        %                          1.36         1.45         2.24       4.70
 Net investment income (loss) after
expense reimbursement(4)(5)             %                        (0.87)       (0.56)       (0.65)     (0.87)
Portfolio turnover                      %                          139           27          253        306


                                                                         Class B
                                        ------------------------------------------------------------------
                                           Six months       Year     Three months     Year      July 21,
                                             ended         Ended         ended       ended     1997(1) to
                                         Dec. 31, 2000    June 30,     June 30,     March 31,   March 31,
                                          (unaudited)       2000        1999(2)       1999        1998
                                          -----------       ----        -------       ----        ----
Per Share Operating Performance:
 Net asset value, beginning of period    $                     28.15        25.04        15.64       12.50
Income from investment operations:
 Net investment income (loss)            $                    (0.39)       (0.05)       (0.08)      (0.07)
Net realized and unrealized gains on
investments                              $                     15.56         3.16         9.71        3.24
 Total from investment operations        $                     15.17         3.11         9.63        3.17
Less distributions from:
 Net investment income                   $                       --           --           --          --
Net realized gains on investments        $                      0.38          --          0.23        0.03
 Net asset value, end of period          $                     42.94        28.15        25.04       15.64
Total Return(3):                         %                     55.37        12.42        62.28       61.08
Ratios/Supplemental Data:
 Net assets, end of period (000's)       $                  333,256       49,057       20,039       3,187
Ratios to average net assets:
 Net expenses after expense
reimbursement(4)(5)                      %                      2.01         2.08         2.24        2.25
Gross expenses prior to expense
reimbursement(4)                         %                      2.01         2.10         2.89        4.78
 Net investment income (loss) after
expense reimbursement(4)(5)              %                    (1.52)       (1.21)       (1.28)      (1.36)
Portfolio turnover                       %                      139           27          253         306

                                                                                     Class C
                                                       ---------------------------------------------------------------
                                                        Six months       Year     Three months    Year        July 21,
                                                          ended         Ended         ended       ended     1997(1) to
                                                       Dec. 31, 2000   June 30,     June 30,     March 31,   March 31,
                                                        (unaudited)      2000        1999(2)       1999        1998
                                                        -----------      ----        -------       ----        ----
Per Share Operating Performance:
 Net asset value, beginning of period              $                     28.07        24.97        15.63       12.50
Income from investment operations:
 Net investment income (loss)                      $                    (0.35)       (0.06)       (0.07)      (0.05)
Net realized and unrealized gains on
investments                                        $                     15.48         3.16         9.65        3.24
 Total from investment operations                  $                     15.13         3.10         9.58        3.19
Less distributions from:
 Net investment income                             $                       --           --           --          --
Net realized gains on investments                  $                      0.38          --          0.24        0.06
 Net asset value, end of period                    $                     42.82        28.07        24.97       15.63
Total Return(3):                                   %                     54.38        12.41        61.97       61.38
Ratios/Supplemental Data:
 Net assets, end of period (000's)                 $                   152,682       17,755        8,004         960
Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)    %                      2.01         2.08         2.25        2.25
Gross expenses prior to expense reimbursement(4)   %                      2.01         2.10         2.90        7.79
 Net investment income (loss) after expense
reimbursement(4)(5)                                %                    (1.52)       (1.21)       (1.26)      (1.49)
Portfolio turnover                                 %                      139           27          253         306


----------
(1)  The Fund commenced operations on July 21, 1997.
(2) Effective May 24, 1999, ING Pilgrim Investments Inc., became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-adviser and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.

                                                                       [GRAPHIC]

                          If you have any questions, please call 1-800-992-0180.

                                          ING Pilgrim LargeCap Growth Fund    64

                                                                       FINANCIAL
ING PILGRIM MIDCAP VALUE FUND                                         HIGHLIGHTS
--------------------------------------------------------------------------------


The information in the table below, except for the six months ended December 31, 2000, has been audited by KMPG LLP, independent auditors.

                                                                                      Class A
                                                       -------------------------------------------------------------------
                                                       Six months                                                 Sept. 1,
                                                          ended                                                    1995 to
                                                      Dec. 31, 2000              Year Ended June 30,              June 30,
                                                       (unaudited)     2000       1999      1998       1997       1996(1)
                                                       -----------     ----       ----      ----       ----       -------
Per Share Operating Performance:
 Net asset value, beginning of period             $                    15.65      16.79      14.64      11.99      10.00
Income from investment operations:
 Net investment income (loss)                     $                   (0.09)     (0.09)     (0.07)     (0.02)       0.13
Net realized and unrealized gains
on investments                                    $                   (1.17)       0.12       2.71       2.85       1.91
 Total from investment operations                 $                   (1.26)       0.03       2.64       2.83       2.04
Less distributions from:
 Net investment income                            $                      --         --         --        0.07       0.05
Net realized gains on investments                 $                     0.09       1.17       0.49       0.11        --
 Net asset value, end of period                   $                    14.30      15.65      16.79      14.64      11.99
Total Return(3):                                  %                   (8.05)       0.95      18.40      23.89      20.48
Ratios/Supplemental Data:
 Net assets, end of period (000's)                $                   8,875     18,621     27,485     16,985      2,389
Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)   %                     1.75       1.75       1.75       1.75       1.75
Gross expenses prior to expense
reimbursement(4)                                  %                     1.88       1.79       1.78       1.94       4.91
 Net investment income (loss) after expense
reimbursement(4)(5)                               %                   (0.49)     (0.48)     (0.53)     (0.13)       2.00
Portfolio turnover rate                           %                     122        109         85         86         60


                                                                                 Class B
                                                  ---------------------------------------------------------------------
                                                     Six months                                               Sept. 1,
                                                       ended                                                  1995 to
                                                   Dec. 31, 2000              Year Ended June 30,             June 30,
                                                    (unaudited)     2000      1999       1998       1997      1996(1)
Per Share Operating Performance:
 Net asset value, beginning of period             $                15.21      16.47      14.49      11.94      10.00
Income from investment operations:
 Net investment income (loss)                     $                (0.23)     (0.21)     (0.18)     (0.05)      0.07
Net realized and unrealized gains
on investments                                    $                (1.11)       0.12       2.65       2.76      1.90
 Total from investment operations                 $                (1.34)     (0.09)       2.47       2.71      1.97
Less distributions from:
 Net investment income                            $                   --         --         --        0.05      0.03
Net realized gains on investments                 $                  0.09       1.17       0.49       0.11       --
 Net asset value, end of period                   $                 13.78      15.21      16.47      14.49     11.94
Total Return(3):                                  %                (8.81)       0.21      17.40      22.95     19.80
Ratios/Supplemental Data:
 Net assets, end of period (000's)                $               15,840     31,223     40,575     23,258     2,123
Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)   %                  2.50       2.50       2.50       2.50      2.50
Gross expenses prior to expense
reimbursement(4)                                  %                  2.63       2.54       2.53       2.69      5.32
 Net investment income (loss) after expense
reimbursement(4)(5)                               %                (1.24)     (1.23)     (1.28)     (0.90)      1.27
Portfolio turnover rate                           %                  122        109         85         86        60

                                                                         Class C
                                                        -------------------------------------
                                                           Six months     Year      June 2,
                                                             ended        Ended     1999 to
                                                         Dec. 31, 2000   June 30,   June 30,
                                                          (unaudited)     2000       1999(2)
                                                          -----------     ----       -------
Per Share Operating Performance:
 Net asset value, beginning of period              $                       15.20      14.84
Income from investment operations:
 Net investment income (loss)                      $                       (0.02)     (0.02)
Net realized and unrealized gains
on investments                                     $                       (1.31)      0.38
 Total from investment operations                  $                       (1.33)      0.36
Less distributions from:
 Net investment income                             $                         --          --
Net realized gains on investments                  $                        0.09         --
 Net asset value, end of period                    $                       13.78      15.20
Total Return(3):                                   %                       (8.75)      2.43
Ratios/Supplemental Data:
 Net assets, end of period (000's)                 $                       2,688         47
Ratios to average net assets:
 Net expenses after expense reimbursement:(4)(5)   %                        2.50       2.50
Gross expenses prior to expense
reimbursement:(4)                                  %                        2.63       2.54
 Net investment income (loss) after expense
reimbursement:(4)(5)                               %                       (1.24)     (1.23)
Portfolio turnover rate                            %                         122        109


                                                                                  Class M
                                                   ---------------------------------------------------------------------
                                                      Six months                                                Sept. 1,
                                                        ended                                                   1995 to
                                                    Dec. 31, 2000              Year Ended June 30,              June 30,
                                                     (unaudited)     2000       1999       1998       1997       1996(1)
                                                     -----------     ----       ----       ----       ----       -------
Per Share Operating Performance:
 Net asset value, beginning of period               $               15.30     16.52      14.49       11.93     10.00
Income from investment operations:
 Net investment income (loss)                       $               (0.23)    (0.17)     (0.15)      (0.03)      0.06
Net realized and unrealized gains
on investments                                      $               (1.07)      0.12       2.67        2.76      1.91
 Total from investment operations                   $               (1.30)    (0.05)       2.52        2.73      1.97
Less distributions from:
 Net investment income                              $                  --        --         --         0.06      0.04
Net realized gains on investments                   $                 0.09      1.17       0.49        0.11       --
 Net asset value, end of period                     $                13.91     15.30      16.52       14.49     11.93
Total Return(3):                                    %               (8.49)      0.46      17.76       23.21     19.82
Ratios/Supplemental Data:
 Net assets, end of period (000's)                  $               3,873    10,504     13,232       8,378     1,731
Ratios to average net assets:
 Net expenses after expense reimbursement:(4)(5)    %                 2.25      2.25       2.25        2.25      2.25
Gross expenses prior to expense
reimbursement:(4)                                   %                 2.38      2.29       2.28        2.44      4.72
 Net investment income (loss) after expense
reimbursement:(4)(5)                                %               (0.99)    (0.98)     (1.03)      (0.63)      1.16
Portfolio turnover rate                             %                 122       109         85          86        60


----------
(1)  The Fund commenced operations on September 1, 1995.
(2)  Commencement of offering shares.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.

65    ING Pilgrim MidCap Value Fund

FINANCIAL
HIGHLIGHTS                                ING PILGRIM MIDCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------


For the year ended December 31, 2000, the information in the table below has been audited by KPMG LLP, independent auditors. For all periods ending prior to December 31, 2000, the financial information was audited by other independent auditors.

                                                         Class A                          Class B
                                                 -------------------------      ---------------------------
                                                        Year ended                      Year ended
                                                         Dec. 31,                        Dec. 31,
                                                 -------------------------      ---------------------------
                                                 2000     1999     1998(1)      2000     1999       1998(1)
Operating performance
 Net asset value, beginning of the period   $             12.96     10.00                12.97      10.00
Net investment loss                         $             (0.09)    (0.03)               (0.07)     (0.03)
 Net realized and unrealized gain on
investments                                 $             12.01      2.99                11.81       3.00
Total from investment operations            $             11.92      2.96                11.74       2.97
 Distributions from net realized gain       $             (3.59)       --                (3.59)        --
Total distributions                         $             (3.59)       --                (3.59)        --
 Net asset value, end of the period         $             21.29     12.96                21.12      12.97
Total return(2):                            %            103.24     29.60               101.73      29.70
Ratios and supplemental data
 Net assets, end of the period (000s)       $             6,291       610                8,252        140
Ratio of expenses to average net assets
after reimbursement                         %              1.74      1.80 (3)     (3)     2.40       2.50 (3)
 Ratio of expenses to average net assets
prior to expense reimbursement              %              1.74      2.42 (3)     (3)     2.40       3.27 (3)
Ratio of net investment loss to average
net assets                                  %             (1.34)    (1.10)(3)     (3)    (2.00)     (2.05)(3)
 Portfolio turnover                         %               201        61                  201         61


                                                           Class C
                                            -------------------------------------
                                                         Year ended
                                                          Dec. 31,
                                            -------------------------------------
                                            2000      1999           1998(1)
Operating performance
 Net asset value, beginning of the period               12.96         10.00
Net investment loss                                     (0.07)        (0.04)
 Net realized and unrealized gain on
investments                                             11.73          3.00
Total from investment operations                        11.66          2.96
 Distributions from net realized gain                   (3.59)           --
Total distributions                                     (3.59)           --
 Net asset value, end of the period                     21.03         12.96
Total return(2):                                       101.16         29.60
Ratios and supplemental data
 Net assets, end of the period (000s)                   4,560            87
Ratio of expenses to average net assets
after reimbursement                          (3)         2.36          2.50 (3)
 Ratio of expenses to average net assets
prior to expense reimbursement               (3)         2.36          3.22 (3)
Ratio of net investment loss to average
net assets                                   (3)        (1.98)        (2.04)(3)
 Portfolio turnover                                       201            61


----------
(1)  Class A, B and C commenced operations on August 20, 1998.
(2) Assumes dividends have been reinvested and does not reflect the effect of sales charges.
(3)  Annualized.

                                                                       [GRAPHIC]

                          If you have any questions, please call 1-800-992-0180.

                                     ING Pilgrim MidCap Opportunities Fund    66

                                                                       FINANCIAL
ING PILGRIM MIDCAP GROWTH FUND                                        HIGHLIGHTS
--------------------------------------------------------------------------------
For the year ended June 30, 2000 and the three months ended June 30, 1999, the information in the table below has been audited by KPMG LLP, independent auditors. For all periods ending prior to June 30, 1999, the financial information was audited by other independent auditors.


                                                                                  Class A
                                              -------------------------------------------------------------------------------
                                                   Six                      Three
                                                  months         Year      months
                                                  ended         Ended       ended
                                              Dec. 31, 2000    June 30,    June 30,             Year ended March 31,
                                               (unaudited)      2000        1999(1)    1999       1998       1997       1996
                                               -----------      ----        -------    ----       ----       ----       ----
Per Share Operating Performance:
 Net asset value, beginning of period   $                       21.34       19.93      18.63      16.80      18.37      13.61
 Income from investment operations:
 Net investment income (loss)           $                       (0.22)      (0.06)     (0.50)     (0.14)     (0.17)     (0.18)
 Net realized and unrealized gains on
 investments                            $                       14.08        1.47       3.17       6.50       0.57       4.94
 Total from investment operations       $                       13.86        1.41       2.67       6.36       0.40       4.76
 Less distributions from:
 Net investment income                  $                          --          --         --         --         --         --
 Net realized gains on investments      $                        7.03          --       1.37       4.53       1.97         --
 Net asset value, end of period         $                       28.17       21.34      19.93      18.63      16.80      18.37
 Total Return(3):                       %                       77.33        7.07      15.36      41.81       1.09      35.07

Ratios/Supplemental Data:
 Net assets, end of period (000's)      $                     155,976      66,586     67,550     90,619     76,108     77,275
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                    %                        1.36        1.49       1.56       1.57       1.60       1.58
 Gross expenses prior to expense
 reimbursement(4)                       %                        1.36        1.50       1.64       1.66       1.56       1.56
 Net investment income (loss) after
 expense reimbursement(4)(5)            %                       (1.10)      (1.20)     (1.04)     (1.33)     (1.05)     (0.91)
 Portfolio turnover                     %                         148          55        154        200        153        114

                                                                              Class B
                                             -----------------------------------------------------------------------------------
                                                 Six                     Three
                                               months         Year       months                                      May 31,
                                                ended         Ended      ended                                     1995(2) to
                                             Dec. 31, 2000   June 30,   June 30,        Year ended March 31,        March 31,
                                              (unaudited)     2000       1999(1)    1999       1998       1997        1996
                                              -----------     ----       -------    ----       ----       ----        ----
Per Share Operating Performance:
 Net asset value, beginning of period   $                     25.18      23.54      21.55      16.33      16.25       12.50
 Income from investment operations:
 Net investment income (loss)           $                     (0.41)     (0.11)     (0.42)     (0.25)     (0.17)      (0.09)
 Net realized and unrealized gains on
 investments                            $                     16.55       1.75       3.42       6.74       0.25        3.84
 Total from investment operations       $                     16.14       1.64       3.00       6.49       0.08        3.75
 Less distributions from:
 Net investment income                  $                        --         --         --         --         --          --
 Net realized gains on investments      $                      8.28         --       1.01       1.27         --          --
 Net asset value, end of period         $                     33.04      25.18      23.54      21.55      16.33       16.25
 Total Return(3):                       %                     76.28       6.97      14.59      40.84      (0.49)      30.00

Ratios/Supplemental Data:
 Net assets, end of period (000's)      $                   116,334     49,335     45,876     46,806     29,002      11,186
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                    %                      2.01       2.14       2.22       2.22       2.25        2.22
 Gross expenses prior to expense
 reimbursement(4)                       %                      2.01       2.14       2.29       2.21       2.66        3.39
 Net investment income (loss) after
 expense reimbursement(4)(5)            %                     (1.75)     (1.85)     (1.69)     (1.99)     (1.69)      (1.61)
 Portfolio turnover                     %                       148         55        154        200        153         114

                                                                               Class C
                                             ----------------------------------------------------------------------------------
                                                 Six                       Three
                                                months         Year       months
                                                ended         Ended        ended
                                             Dec. 31, 2000   June 30,     June 30,               Year ended March 31,
                                              (unaudited)      2000        1999(1)     1999        1998        1997        1996
                                              -----------      ----        -------     ----        ----        ----        ----
Per Share Operating Performance:
 Net asset value, beginning of period   $                      19.78       18.49       17.15       16.48       18.06       13.45
 Income from investment operations:
 Net investment income (loss)           $                      (0.38)      (0.09)      (0.61)      (0.28)      (0.32)      (0.27)
 Net realized and unrealized gains on
 investments                            $                      13.04        1.38        2.97        6.26        0.62        4.88
 Total from investment operations       $                      12.66        1.29        2.36        5.98        0.30        4.61
 Less distributions from:
 Net investment income                  $                         --          --          --          --          --          --
 Net realized gains on investments      $                       6.50          --        1.02        5.31        1.88          --
 Net asset value, end of period         $                      25.94       19.78       18.49       17.15       16.48       18.06
 Total Return(3):                       %                      76.18        6.98       14.60       40.95        0.56       34.28

Ratios/Supplemental Data:
 Net assets, end of period (000's)      $                    249,255     144,832     141,685     166,849     157,501     177,461
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                    %                       2.01        2.14        2.23        2.27        2.14        2.14
 Gross expenses prior to expense
 reimbursement(4)                       %                       2.01        2.14        2.30        2.33        2.17        2.14
 Net investment income (loss) after
 expense reimbursement(4)(5)            %                      (1.75)      (1.85)      (1.70)      (2.01)      (1.59)      (1.47)
 Portfolio turnover                     %                        148          55         154         200         153         114


----------
(1) Effective May 24, 1999, ING Pilgrim Investments Inc. became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-adviser and the Fund changed its year end to June 30.
(2)  Commencement of offering shares.
(3) Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.

67 ING Pilgrim MidCap Growth Fund

FINANCIAL
HIGHLIGHTS                                      ING PILGRIM GROWTH + VALUE FUND
--------------------------------------------------------------------------------

The information in the table below has been audited by PricewaterhouseCoopers LLP, independent auditors.

                                                                Class A
                                                 -------------------------------------
                                                         Year ended October 31,
                                                 -------------------------------------
                                                 2000      1999      1998      1997(1)
                                                 ----      ----      ----      -------
Operating performance:
 Net asset value, beginning of the period   $              10.44     12.15     10.00
 Net investment loss                        $              (0.17)    (0.11)    (0.05)
 Net realized and unrealized gain (loss)
 on investments                             $               9.49     (1.42)     2.20
 Total from investment operations           $               9.32     (1.53)     2.15
 Distributions from net realized gain       $                 --     (0.18)       --
 Total distributions                        $                 --     (0.18)       --
 Net asset value, end of the period         $              19.76     10.44     12.15
 Total return(2)                            %              89.27    (12.63)    21.50

Ratios and supplemental data:
 Net assets, end of the period (000's)      $             81,225    33,425    34,346
 Ratio of expenses to average net assets
 after reimbursement(4)                     %                .69      1.72      1.84 (3)
 Ratio of expenses to average net assets
 prior to expense reimbursement             %               1.69      1.72      1.86 (3)
 Ratio of net investment loss to average
 net assets                                 %              (1.30)    (0.92)    (0.94) (3)
 Portfolio turnover                         %                197       162       144

                                                                Class B
                                                 -------------------------------------
                                                         Year ended October 31,
                                                 -------------------------------------
                                                 2000      1999      1998      1997(1)
                                                 ----      ----      ----      -------
Operating performance:
 Net asset value, beginning of the period   $              10.29     12.08     10.00
 Net investment loss                        $              (0.27)    (0.16)    (0.08)
 Net realized and unrealized gain (loss)
 on investments                             $               9.32     (1.45)     2.16
 Total from investment operations           $               9.05     (1.61)     2.08
 Distributions from net realized gain       $                 --     (0.18)       --
 Total distributions                        $                 --     (0.18)       --
 Net asset value, end of the period         $              19.34     10.29     12.08
 Total return(2)                            %              87.95    (13.38)    20.80

Ratios and supplemental data:
 Net assets, end of the period (000's)      $            227,227   105,991    76,608
 Ratio of expenses to average net assets
 after reimbursement(4)                     %               2.39        2.45    2.55 (3)
 Ratio of expenses to average net assets
 prior to expense reimbursement             %               2.39        2.45    2.57 (3)
 Ratio of net investment loss to average
 net assets                                 %              (2.00)      (1.67)  (1.68)(3)
 Portfolio turnover                         %                197         162     144


                                                                Class C
                                                 -------------------------------------
                                                         Year ended October 31,
                                                 -------------------------------------
                                                 2000      1999      1998      1997(1)
                                                 ----      ----      ----      -------
Operating performance:
 Net asset value, beginning of the period   $              10.29     12.08     10.00
 Net investment loss                        $              (0.26)    (0.16)    (0.08)
 Net realized and unrealized gain (loss)
 on investments                             $               9.30     (1.45)     2.16
 Total from investment operations           $               9.04     (1.61)     2.08
 Distributions from net realized gain       $                 --     (0.18)       --
 Total distributions                        $                 --     (0.18)       --
 Net asset value, end of the period         $              19.33     10.29     12.08
 Total return(2)                            %              87.85    (13.38)    20.80

Ratios and supplemental data:
 Net assets, end of the period (000's)      $             84,391    37,456    26,962
 Ratio of expenses to average net assets
 after reimbursement(4)                     %               2.40      2.46      2.56 (3)
 Ratio of expenses to average net assets
 prior to expense reimbursement             %               2.40      2.46      2.58 (3)
 Ratio of net investment loss to average
 net assets                                 %              (2.01)    (1.69)    (1.70) (3)
 Portfolio turnover                         %                197       162       144


----------
(1)  Class A, B and C commenced operations on November 18, 1996.
(2) Assumes dividends have been reinvested and does not reflect the effect of sales charges.
(3)  Annualized.
(4)  Expenses calculated net of taxes and advisor reimbursement.


                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                              ING Pilgrim Growth + Value Fund 68

                                                                       FINANCIAL
ING PILGRIM SMALLCAP OPPORTUNITIES FUND                               HIGHLIGHTS
--------------------------------------------------------------------------------

For the period ended December 31, 2000, the information in the table below has been audited by KPMG, LLP, independent auditors. For all periods ended prior to December 31, 2000, the financial information was audited by other independent auditors.

                                                                             Class A
                                              -------------------------------------------------------------------
                                                                            Year Ended
                                                                           December 31,
                                              -------------------------------------------------------------------
                                              2000       1999        1998       1997       1996           1995(1)
                                              ----       ----        ----       ----       ----           -------
Operating performance:
 Net asset value, beginning of the
 period                                  $               29.00       27.77      24.72      20.92          19.56
 Net investment loss                     $               (0.32)      (0.27)     (0.02)     (0.04)         (0.09)
 Net realized and unrealized gain on
 investments                             $               38.23        2.23       3.68       3.84           2.48
 Total from investment operations        $               37.91        1.96       3.66       3.80           2.39
 Distributions from net realized gain    $               (7.56)      (0.73)     (0.61)        --          (1.03)
 Total distributions                     $               (7.56)      (0.73)     (0.61)        --          (1.03)
 Net asset value, end of the period      $               59.35       29.00      27.77      24.72          20.92
 Total return(2)                         %              146.94        7.59      14.92      18.16          12.20

Ratios and supplemental data:
 Net assets at the end of the period
 (000s)                                  $             123,377      45,461     78,160     65,660          2,335
 Ratio of expenses to average net
 assets after reimbursement              %                 .43        1.47       1.43       1.46           1.50 (3)
 Ratio of expenses to average net
 assets prior to expense
 reimbursement                           %                1.43        1.47       1.43       1.47           1.50 (3)
 Ratio of net investment loss to
 average net assets                      %               (1.21)      (0.70)     (0.07)     (0.30)         (0.91) (3)
 Portfolio turnover                      %                 223         257        175        140             71

                                                                                  Class B
                                                   -------------------------------------------------------------------
                                                                                 Year Ended
                                                                                December 31,
                                                   -------------------------------------------------------------------
                                                   2000       1999        1998       1997       1996           1995(1)
                                                   ----       ----        ----       ----       ----           -------
Operating performance:
 Net asset value, beginning of the
 period                                  $                    28.26       27.27      24.46      20.84          19.56
 Net investment loss                     $                    (0.60)      (0.48)     (0.19)     (0.12)         (0.12)
 Net realized and unrealized gain on
 investments                             $                    36.96        2.20       3.61       3.74           2.43
 Total from investment operations        $                    36.36        1.72       3.42       3.62           2.31
 Distributions from net realized gain    $                    (7.56)      (0.73)     (0.61)        --          (1.03)
 Total distributions                     $                    (7.56)      (0.73)     (0.61)        --          (1.03)
 Net asset value, end of the period      $                    57.06       28.26      27.27      24.46          20.84
 Total return(2)                         %                   145.24        6.84      14.10      17.37          11.79

Ratios and supplemental data:
 Net assets at the end of the period
 (000s)                                                     264,677     124,065    169,516    126,859          1,491
 Ratio of expenses to average net        $
 assets after reimbursement                                    2.15        2.18       2.15       2.17           2.20  (3)
 Ratio of expenses to average net        %
 assets prior to expense
 reimbursement                                                 2.15        2.18       2.15       2.18           2.21  (3)
 Ratio of net investment loss to         %
 average net assets                                           (1.93)      (1.43)     (0.78)     (1.01)         (1.64) (3)
 Portfolio turnover                      %                      223         257        175        140             71
                                         %

                                                                                Class C
                                                   ---------------------------------------------------------------
                                                                               Year Ended
                                                                              December 31,
                                                   ---------------------------------------------------------------
                                                   2000       1999        1998       1997       1996       1995(1)
                                                   ----       ----        ----       ----       ----       -------
Operating performance:
 Net asset value, beginning of the
 period                                  $                    28.24       27.26      24.46      20.84      19.56
 Net investment loss                     $                    (0.53)      (0.55)     (0.20)     (0.13)     (0.15)
 Net realized and unrealized gain
 (loss) on investments                   $                    36.83        2.26       3.61       3.75       2.46
 Total from investment operations        $                    36.30        1.71       3.41       3.62       2.31
 Distributions from net realized gain    $                    (7.56)      (0.73)     (0.61)        --      (1.03)
 Total distributions                     $                    (7.56)      (0.73)     (0.61)        --      (1.03)
 Net asset value, end of the period      $                    56.98       28.24      27.26      24.46      20.84
 Total return(2)                         %                   145.12        6.81      14.06      17.37      11.79

Ratios and supplemental data:
 Net assets at the end of the period
 (000s)                                  $                   72,581      29,746     51,460     37,342         62
 Ratio of expenses to average net
 assets after reimbursement              %                     2.18        2.22       2.18       2.20       2.20  (3)
 Ratio of expenses to average net
 assets prior to expense reimbursement   %                     2.18        2.22       2.18       2.21       2.23  (3)
 Ratio of net investment loss to
 average net assets                      %                    (1.96)      (1.45)     (0.82)     (1.03)     (1.60) (3)
 Portfolio turnover                      %                      223         257        175        140         71

                                                                                Class T
                                                   ---------------------------------------------------------------
                                                                               Year Ended
                                                                              December 31,
                                                   ---------------------------------------------------------------
                                                   2000       1999        1998       1997       1996       1995(1)
                                                   ----       ----        ----       ----       ----       -------
Operating performance:
 Net asset value, beginning of the
 period                                  $                    28.36       27.34      24.48      20.84      19.64
 Net investment loss                     $                    (0.65)      (0.51)     (0.18)     (0.21)     (0.34)
 Net realized and unrealized gain
 (loss) on investments                   $                    37.24        2.26       3.65       3.85       2.57
 Total from investment operations        $                    36.59        1.75       3.47       3.64       2.23
 Distributions from net realized gain    $                    (7.56)      (0.73)     (0.61)        --      (1.03)
 Total distributions                     $                    (7.56)      (0.73)     (0.61)        --      (1.03)
 Net asset value, end of the period      $                    57.39       28.36      27.34      24.48      20.84
 Total return(2)                         %                   145.51        6.94      14.29      17.47      11.34
Ratios and supplemental data:

 Net assets at the end of the period
 (000s)                                  $                   33,634      18,203     32,800     35,670     33,557
 Ratio of expenses to average net
 assets after reimbursement              %                     2.06        2.10       1.99       2.07       2.16
 Ratio of expenses to average net
 assets prior to expense reimbursement   %                     2.06        2.10       1.99       2.11       2.16
 Ratio of net investment loss to
 average net assets                      %                    (1.85)      (1.33)     (0.62)     (0.89)     (1.50)
 Portfolio turnover                      %                      223         257        175        140         71


----------
(1)  Classes A, B & C commenced operations on June 5, 1995.
(2) Assumes dividends have been reinvested and does not reflect the effect of sales charges.
(3)  Annualized.


69 ING Pilgrim SmallCap Opportunities Fund

FINANCIAL
HIGHLIGHTS                                      ING PILGRIM SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------
For the year ended June 30, 2000 and the three months ended June 30, 1999, the information in the table below has been audited by KPMG LLP, independent auditors. For all periods ending prior to June 30, 1999, the financial information was audited by other independent auditors.


                                                                                     Class A
                                                -------------------------------------------------------------------------------
                                                Six months                 Three
                                                  ended         Year       months
                                                  Dec. 31,     Ended       ended
                                                   2000       June 30,    June 30,               Year ended March 31,
                                                (unaudited)     2000       1999(1)     1999        1998        1997        1996
                                                -----------     ----       -------     ----        ----        ----        ----
Per Share Operating Performance:
 Net asset value, beginning of period      $                    19.08      16.72       19.75       15.15       17.93       13.06
 Income from investment operations:
 Net investment income (loss)              $                    (0.20)     (0.06)      (0.85)      (0.08)      (0.22)      (0.20)
 Net realized and unrealized gains (loss)
 on investments                            $                     9.24       2.42        0.69        6.91       (0.66)       5.09
 Total from investment operations          $                     9.04       2.36       (0.16)       6.83       (0.88)       4.89
 Less distributions from:
 Net investment income                     $                       --         --          --          --          --          --
 Net realized gains on investments         $                     9.73         --        2.87        2.23        1.90        0.02
 Net asset value, end of period            $                    18.39      19.08       16.72       19.75       15.15       17.93
 Total Return(3):                          %                    60.66      14.11        0.37       46.32       (6.26)      37.48

Ratios/Supplemental Data:
 Net assets, end of period (000's)         $                  168,239    102,641      94,428     201,943     121,742     138,155
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                       %                     1.62       1.70        1.85        1.89        1.72        1.74
 Gross expenses prior to expense
 reimbursement(4)                          %                     1.67       1.74        1.95        1.90        1.72        1.74
 Net investment income (loss) after
 expense reimbursement(4)(5)               %                    (1.31)     (1.46)      (1.32)      (1.85)      (1.26)      (1.20)
 Portfolio turnover                        %                      127         32          90          92         113         130

                                                                                    Class B
                                               -------------------------------------------------------------------------------
                                               Six months                 Three
                                                 ended         Year       months
                                                 Dec. 31,     Ended       ended
                                                  2000       June 30,    June 30,               Year ended March 31,
                                               (unaudited)     2000       1999(1)     1999        1998        1997        1996
                                               -----------     ----       -------     ----        ----        ----        ----
Per Share Operating Performance:
 Net asset value, beginning of period     $                    24.05      21.12       22.53       15.51       16.69       12.50
 Income from investment operations:
 Net investment income (loss)             $                    (0.34)     (0.12)      (0.53)      (0.27)      (0.21)      (0.14)
 Net realized and unrealized gains (loss)
 on investments                           $                    11.56       3.05        0.33        7.29       (0.97)       4.33
 Total from investment operations         $                    11.22       2.93       (0.20)       7.02       (1.18)       4.19
 Less distributions from:
 Net investment income                    $                       --         --          --          --          --          --
 Net realized gains on investments        $                    12.24         --        1.21          --          --          --
 Net asset value, end of period           $                    23.03      24.05       21.12       22.53       15.51       16.69
 Total Return(3):                         %                    59.68      13.87       (0.29)      45.26       (7.07)      33.52

Ratios/Supplemental Data:
 Net assets, end of period (000's)        $                   97,239     49,448      45,140      55,215      28,030      13,626
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                      %                     2.27       2.35        2.57        2.62        2.61        2.58
 Gross expenses prior to expense
 reimbursement(4)                         %                     2.32       2.39        2.66        2.63        2.73        3.26
 Net investment income (loss) after
 expense reimbursement(4)(5)              %                    (1.96)     (2.11)      (2.03)      (2.59)      (2.13)      (2.09)
 Portfolio turnover                       %                      127         32          90          92         113         130

                                                                                   Class C
                                               -------------------------------------------------------------------------------
                                               Six months                 Three
                                                 ended         Year       months
                                                 Dec. 31,     Ended       ended
                                                  2000       June 30,    June 30,               Year ended March 31,
                                               (unaudited)     2000       1999(1)     1999        1998        1997        1996
                                               -----------     ----       -------     ----        ----        ----        ----
Per Share Operating Performance:
 Net asset value, beginning of period     $                    18.81      16.51       18.62       14.69       17.62      12.96
 Income from investment operations:
 Net investment income (loss)             $                    (0.30)     (0.09)      (0.84)      (0.38)      (0.31)     (0.29)
 Net realized and unrealized gains on
 investments                              $                     9.07       2.39        0.61        6.84       (0.63)      5.03
 Total from investment operations         $                     8.77       2.30       (0.23)       6.46       (0.94)      4.74
 Less distributions from:
 Net investment income                    $                       --         --          --          --          --         --
 Net realized gains on investments        $                     9.57         --        1.88        2.53        1.99       0.08
 Net asset value, end of period           $                    18.01      18.81       16.51       18.62       14.69      17.62
 Total Return(3):                         %                    59.67      13.93       (0.24)      45.40       (6.81)     37.18

Ratios/Supplemental Data:
 Net assets, end of period (000's)        $                  229,473    153,471     144,597     225,025     182,907    207,332
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                      %                     2.27       2.35        2.51        2.57        2.35       2.35
 Gross expenses prior to expense
 reimbursement(4)                         %                     2.32       2.39        2.60        2.59        2.35       2.35
 Net investment income (loss) after
 expense reimbursement(4)(5)              %                    (1.96)     (2.11)      (1.97)      (2.53)      (1.89)     (1.81)
 Portfolio turnover                       %                      127         32          90          92         113        130


----------
(1) Effective May 24, 1999, ING Pilgrim Investments Inc., became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-adviser and the Fund changed its year end to June 30.
(2)  Commencement of offering shares.
(3) Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             ING Pilgrim SmallCap Growth Fund 70

FINANCIAL
HIGHLIGHTS                                     ING PILGRIM BANK AND THRIFT FUND
--------------------------------------------------------------------------------
For the year ended June 30, 1999 and 2000, the six-month period ended June 30, 1998 and the years ended December 31, 1997, 1996, and 1995, the information in the table below, with the exception of the information in the row labeled "Total Investment Return at Net Asset Value" for periods prior to January 1, 1997, have been audited by KPMG LLP, independent auditors. The information in the row labeled "Total Investment Return at Net Asset Value" has not been audited for periods prior to January 1, 1997. Prior to October 17, 1997, the Class A shares were designated as Common Stock and the Fund operated as a closed-end investment company.


                                                                                      Class A
                                                     -------------------------------------------------------------------------
                                                     Six months                           Six
                                                       ended        Year       Year      months
                                                      Dec. 31,     Ended      ended      ended
                                                        2000      June 30,   June 30,   June 30,     Year ended December 31,
                                                     (unaudited)    2000       1999      1998(3)    1997       1996       1995
                                                     -----------    ----       ----      -------    ----       ----       ----
Per Share Operating Performance:
 Net asset value, beginning of year             $                   24.38      27.52     25.87      17.84      14.83      10.73
 Income (loss) from investment operations:
 Net investment income                          $                    0.32       0.29      0.11       0.34       0.32       0.31
 Net realized and unrealized gains (loss) on
 investments                                    $                   (5.30)     (2.70)     1.54      10.83       5.18       4.78
 Total from investment operations               $                   (4.98)     (2.41)     1.65      11.17       5.50       5.09
 Less distributions from:
 Net investment income                          $                    0.25       0.18        --       0.31       0.35       0.34
 Net realized gains on investments              $                    2.73       0.55        --       2.65       2.14       0.65
 Tax return of capital                          $                      --         --        --       0.18         --         --
 Net asset value, end of year                   $                   16.42      24.38     27.52      25.87      17.84      14.83
 Closing market price, end of year                                     --         --        --         --      15.75      12.88
 Total Investment Return At Market Value(4)     %                      --         --        --         --      43.48      52.81
 Total Investment Return At Net Asset Value(5)  %                  (22.44)     (8.61)     6.38      64.86      41.10      49.69

Ratios/Supplemental Data:
 Net assets, end of year ($millions)            $                     210        403       549        383        252        210
 Ratio to average net assets:
 Expenses(6)                                    %                    1.41       1.39      1.20       1.10       1.01       1.05
 Net investment income(6)                       %                    1.46       1.09      0.94       1.39       1.94       2.37
 Portfolio turnover rate                        %                      10         29         2         22         21         13

                                                                             Class B
                                                     --------------------------------------------------------
                                                     Six months                           Six
                                                       ended        Year       Year      months     Oct. 20,
                                                      Dec. 31,      Ended      ended     ended     1997(2) to
                                                        2000      June 30,   June 30,   June 30,    Dec. 31,
                                                     (unaudited)    2000       1999      1998(3)      1997
                                                     -----------    ----       ----      -------      ----
Per Share Operating Performance:
 Net asset value, beginning of year             $                   24.21      27.40     25.85        25.25
 Income (loss) from investment operations:
 Net investment income                          $                    0.22       0.08      0.01         0.04
 Net realized and unrealized gains (loss) on
 investments                                    $                   (5.32)     (2.66)      1.54        2.92
 Total from investment operations               $                   (5.10)     (2.58)      1.55        2.96
 Less distributions from:
 Net investment income                          $                    0.03       0.06         --        0.04
 Net realized gains on investments              $                    2.73       0.55         --        2.04
 Tax return of capital                          $                      --         --         --        0.28
 Net asset value, end of year                   $                   16.35      24.21      27.40       25.85
 Closing market price, end of year                                     --         --         --          --
 Total Investment Return At Market Value(4)     %                      --         --         --          --
 Total Investment Return At Net Asset Value(5)  %                  (23.00)     (9.31)      6.00       11.88

Ratios/Supplemental Data:
 Net assets, end of year ($millions)            $                     148        343        360          76
 Ratio to average net assets:
 Expenses(6)                                    %                    2.16       2.14       1.95        1.89
 Net investment income(6)                       %                    0.71       0.34       0.19        0.99
 Portfolio turnover rate                        %                      10         29          2          22


----------
(1) ING Pilgrim Investments, Inc., the Fund's Investment Manager, acquired certain assets of Pilgrim Management Corporation, the Fund's former Investment Manager, in a transaction that closed on April 7, 1995.
(2)  Commencement of offering shares.
(3)  Effective June 30, 1998, Bank and Thrift Fund changed its year end to June
     30.
(4) Total return was calculated at market value without deduction of sales commissions and assuming reinvestment of all dividends and distributions during the period.
(5) Total return is calculated at net asset value without deduction of sales commissions and assumes reinvestment of all dividends and distributions during the period. Total investment returns based on net asset value, which can be higher or lower than market value, may result in substantially different returns than total return based on market value. For all periods prior to January 1, 1997, the total returns presented are unaudited.
(6)  Annualized for periods less than one year.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             ING Pilgrim Bank and Thrift Fund 71

                                                                       FINANCIAL
ING PILGRIM INTERNET FUND                                             HIGHLIGHTS
--------------------------------------------------------------------------------






                                     TO COME





72 ING Pilgrim Internet Fund

FINANCIAL
HIGHLIGHTS                                             ING PILGRIM BALANCED FUND
--------------------------------------------------------------------------------


For the year ended June 30, 2000 and the three months ended June 30, 1999, the information in the table below has been audited by KPMG LLP, independent auditors. For all periods ending prior to June 30, 1999, the financial information was audited by other independent auditors.


                                                                             Class A
                                                 -------------------------------------------------------------------
                                                 Six months               Three
                                                   ended        Year      months
                                                  Dec. 31,     ended      ended
                                                    2000      June 30,   June 30,           Year ended March 31,
                                                (unaudited)     2000     1999(2)    1999     1998     1997     1996
                                                -----------     ----     -------    ----     ----     ----     ----
Per Share Operating Performance:
Net asset value, beginning of period         $                19.23        19.03    19.53    15.54    16.16    13.74
Income from investment operations:
Net investment income                        $                 0.51         0.10     0.36     0.26     0.32     0.34
Net realized and unrealized gains on
investments                                  $                (0.60)        0.17     2.58     5.70     0.84     2.42
Total from investment operations             $                (0.09)        0.27     2.94     5.96     1.16     2.76
Less distributions from:
Net investment income                        $                 0.39         0.07     0.43     0.27     0.32     0.34
Net realized gains on investments            $                 3.71         --       3.01     1.70     1.46     --
Net asset value, end of period               $                15.04        19.23    19.03    19.53    15.54    16.16
Total Return(3):                             %                (1.01)        1.42    17.10    39.34     6.74    20.16
Ratio/Supplemental Data:
Net assets, end of period (in thousands)     $               63,592        9,619    9,519    6,675    4,898    5,902
Ratio to average net assets:
Net expenses after expense
reimbursement(4)(5)                          %                 1.40         1.49     1.59     1.61     1.60     1.60
Gross expenses prior to expense
reimbursement(4)                             %                 1.61         1.75     1.97     2.56     3.00     3.30
Net investment income (loss) after
expense reimbursement(4)(5)                  %                 3.26         2.06     2.08     3.58     1.87     2.16
Portfolio turnover                           %                  173           63      165      260      213      197

                                                                               Class B
                                                ----------------------------------------------------------------------
                                                Six months                Three
                                                   ended       Year      months                              May 31,
                                                  Dec. 31,     ended      ended                             1995(1) to
                                                    2000      June 30,   June 30,    Year ended March 31,    March 31,
                                                (unaudited)     2000     1999(2)    1999     1998     1997     1996
                                                -----------     ----     -------    ----     ----     ----     ----
Per Share Operating Performance:
Net asset value, beginning of period        $                  20.59      20.38     20.07    14.88    14.18    12.50
Income from investment operations:
Net investment income                       $                   0.44       0.07      0.28     0.15     0.17     0.12
Net realized and unrealized gains on
investments                                 $                  (0.64)      0.18      2.74     5.58     0.70     1.68
Total from investment operations            $                  (0.20)      0.25      3.02     5.73     0.87     1.80
Less distributions from:
Net investment income                       $                   0.33       0.04      0.31     0.15     0.17     0.12
Net realized gains on investments           $                   3.97       --        2.40     0.39     --       --
Net asset value, end of period              $                  16.09      20.59     20.38    20.07    14.88    14.18
Total Return(3):                            %                  (1.58)      1.24     16.49    38.79     6.10    14.45
Ratio/Supplemental Data:
Net assets, end of period (in thousands)    $                 41,026      7,157     6,048    4,254    2,133      673
Ratio to average net assets:
Net expenses after expense
reimbursement(4)(5)                         %                   2.05       2.14      2.24     2.26     2.25     2.25
Gross expenses prior to expense
reimbursement(4)                            %                   2.26       2.40      2.62     2.71     6.44    13.05
Net investment income (loss) after
expense reimbursement(4)(5)                 %                   2.61       1.41      1.43     2.99     1.25     1.38
Portfolio turnover                          %                    173         63       165      260      213      197

                                                                                  Class C
                                                ------------------------------------------------------------------------
                                                Six months                Three
                                                   ended       Year      months
                                                 Dec. 31,     ended      ended
                                                   2000      June 30,   June 30,            Year ended March 31,
                                                (unaudited)    2000      1999(2)    1999      1998       1997      1996
                                                -----------    ----      -------    ----      ----       ----      ----
Per Share Operating Performance:
Net asset value, beginning of period       $                  18.53       18.35     19.90      15.59     16.20     13.76
Income from investment operations:
Net investment income                      $                   0.45        0.06      0.26       0.15      0.21      0.24
Net realized and unrealized gains
on investments                             $                  (0.62)       0.16      2.52       5.71      0.85      2.44
Total from investment operations           $                  (0.17)       0.22      2.78       5.86      1.06      2.68
Less distributions from:
Net investment income                      $                   0.34        0.04      0.28       0.15      0.21      0.24
Net realized gains on investments          $                   3.57        --        4.05       1.40      1.46      --
Net asset value, end of period             $                  14.45       18.53     18.35      19.90     15.59     16.20
Total Return(3):                           %                  (1.53)       1.21     16.34      38.35      6.05     19.58
Ratio/Supplemental Data:
Net assets, end of period (in thousands)   $                 25,838      21,331    21,655     20,784    16,990    16,586
Ratio to average net assets:
Net expenses after expense
reimbursement(4)(5)                        %                   2.05        2.14      2.23       2.26      2.25      2.25
Gross expenses prior to expense
reimbursement(4)                           %                   2.26        2.40      2.61       2.68      2.83      3.01
Net investment income (loss) after
expense reimbursement(4)(5)                %                   2.61        1.41      1.43       2.93      1.23      1.53
Portfolio turnover                         %                    173          63       165        260       213       197

                                                      Class T
                                             -------------------------
                                               Six months
                                                 ended       March 31,
                                                Dec. 31,    2000(1) to
                                                  2000       June 30,
                                              (unaudited)     2000
                                              -----------     ----
Per Share Operating Performance:
Net asset value, beginning of period                          16.83
Income from investment operations:
Net investment income                                          0.09
Net realized and unrealized gains
on investments                                                (0.82)
Total from investment operations                              (0.73)
Less distributions from:
Net investment income                                            --
Net realized gains on investments                                --
Net asset value, end of period                                16.10
Total Return(3):                                              (4.34)
Ratio/Supplemental Data:
Net assets, end of period (in thousands)                     10,953
Ratio to average net assets:
Net expenses after expense
reimbursement(4)(5)                                            1.70
Gross expenses prior to expense
reimbursement(4)                                               1.91
Net investment income (loss) after
expense reimbursement(4)(5)                                    2.96
Portfolio turnover                                              173


----------
(1)  Commencement of offering of shares.
(2) Effective May 24, 1999, ING Pilgrim Investments Inc., became the Investment Manager of the Fund and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.

                                                                       [GRAPHIC]

                          If you have any questions, please call 1-800-992-0180.

                                                  ING Pilgrim Balanced Fund   73

                                                                       FINANCIAL
ING PILGRIM CONVERTIBLE FUND                                          HIGHLIGHTS
--------------------------------------------------------------------------------


For the year ended June 30, 2000 and the three months ended June 30, 1999, the information in the table below has been audited by KPMG LLP, independent auditors. For all periods ending prior to June 30, 1999, the financial information was audited by other independent auditors.

                                                                               Class A
                                             --------------------------------------------------------------------------
                                               Six months                Three
                                                 ended        Year       months
                                                Dec. 31,     ended       ended
                                                  2000      June 30,    June 30,           Year ended March 31,
                                              (unaudited)     2000      1999(1)     1999     1998       1997       1996
                                              -----------     ----      -------     ----     ----       ----       ----
Per Share Operating Performance:
Net asset value, beginning of period     $                    23.27      21.92     19.12     16.59     15.68     12.86
Income from investment operations:
Net investment income (loss)             $                     0.42       0.10      0.40      0.44      0.47      0.48
Net realized and unrealized gains
(loss) on investments                    $                     8.02       1.35      3.17      4.49      1.64      2.82
Total from investment operations         $                     8.44       1.45      3.57      4.93      2.11      3.30
Less distributions from:
Net investment income                    $                     0.32       0.10      0.41      0.44      0.48      0.48
Net realized gains on investments        $                     3.69       --        0.36      1.96      0.72      --
Net asset value, end of period           $                    27.70      23.27     21.92     19.12     16.59     15.68
Total Return(3):                         %                    39.88       6.62     19.17     31.04     13.73     26.00
Ratios/Supplemental Data:
Net assets, end of period
(in thousands)                           $                  131,218     73,133    65,742    47,290    32,082    31,712
Ratio to average net assets:
Net expenses after expense
reimbursement(4)(5)                      %                     1.35       1.45      1.53      1.57      1.60      1.60
Gross expenses prior to expense
reimbursement(4)                         %                     1.35       2.10      1.65      1.74      1.75      1.76
Net investment income (loss) after
expense reimbursement(4)(5)              %                     1.78       1.82      2.08      5.64      2.83      3.29
Portfolio turnover                       %                      129         28       138       160       167       145

                                                                             Class B
                                        ---------------------------------------------------------------------------------
                                          Six months                 Three
                                            ended         Year       months                                 May 31,
                                           Dec. 31,      ended       ended                                1995(2) to
                                             2000       June 30,    June 30,      Year ended March 31,     March 31,
                                         (unaudited)     2000        1999(1)    1999      1998      1997     1996
                                         -----------     ----        -------    ----      ----      ----     ----
Per Share Operating Performance:
Net asset value, beginning of period   $                  25.34        23.86       20.56       16.60     14.96    12.50
Income from investment operations:
Net investment income (loss)           $                   0.29         0.07        0.29        0.32      0.31     0.24
Net realized and unrealized gains
(loss) on investments                  $                   8.77         1.47        3.47        4.65      1.64     2.46
Total from investment operations       $                   9.06         1.54        3.76        4.97      1.95     2.70
Less distributions from:
Net investment income                  $                   0.19         0.06        0.27        0.32      0.31     0.24
Net realized gains on investments      $                   4.01         --          0.19        0.69      --       --
Net asset value, end of period         $                  30.20        25.34       23.86       20.56     16.60    14.96
Total Return(3):                       %                  39.21         6.47       18.52       30.51     13.01    21.72
Ratios/Supplemental Data:
Net assets, end of period
(in thousands)                         $                139,704       68,091      58,736      36,725    12,740    2,125
Ratio to average net assets:
Net expenses after expense
reimbursement(4)(5)                    %                   2.00         2.10        2.18        2.22      2.25     2.25
Gross expenses prior to expense
reimbursement(4)                       %                   2.00         2.10        2.30        2.33      3.19     7.08
Net investment income (loss) after
expense reimbursement(4)(5)            %                   1.13         1.17        1.44        5.04      2.29     2.59
Portfolio turnover                     %                    129           28         138         160       167      145

                                                                                  Class C
                                             ---------------------------------------------------------------------------------
                                               Six months                 Three
                                                 ended         Year       months
                                                Dec. 31,      ended       ended
                                                  2000       June 30,    June 30,           Year ended March 31,
                                               (unaudited)     2000      1999(1)     1999     1998      1997      1996
                                               -----------     ----      -------     ----     ----      ----      ----
Per Share Operating Performance:
Net asset value, beginning of period     $                     23.78     22.40      19.55     17.05     15.89     13.03
Income from investment operations:
Net investment income (loss)             $                      0.28      0.07       0.28      0.34      0.37      0.40
Net realized and unrealized gains
(loss) on investments                    $                      8.22      1.37       3.25      4.60      1.66      2.86
Total from investment operations         $                      8.50      1.44       3.53      4.94      2.03      3.26
Less distributions from:
Net investment income                    $                      0.19      0.06       0.25      0.34      0.37      0.40
Net realized gains on
investments                              $                      3.76      --         0.43      2.10      0.50      --
Net asset value, end of period           $                     28.33     23.78      22.40     19.55     17.05     15.89
Total Return(3):                         %                     39.24      6.45      18.45     30.22     12.91     25.24
Ratios/Supplemental Data:
Net assets, end of period
(in thousands)                           $                   156,592   100,276     95,998    81,561    62,143    58,997
Ratio to average net assets:
Net expenses after expense
reimbursement(4)(5)                      %                      2.00      2.10       2.18      2.22      2.25      2.25
Gross expenses prior to expense
reimbursement(4)                         %                      2.00      2.10       2.30      2.31      2.29      2.28
Net investment income (loss) after
expense reimbursement(4)(5)              %                      1.13      1.17       1.44      4.99      2.18      2.64
Portfolio turnover                       %                       129        28        138       160       167       145


----------
(1) Effective May 24, 1999, ING Pilgrim Investments Inc., became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-adviser and the Fund changed its year end to June 30.
(2)  Commencement of offering shares.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.

74    ING Pilgrim Convertible Fund

WHERE TO GO FOR MORE INFORMATION

You'll find more information about the ING Pilgrim Funds in our:

ANNUAL/SEMI-ANNUAL REPORTS

Includes a discussion of recent market conditions and investment strategies that significantly affected performance, the financial statements and the auditors' reports (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the ING Pilgrim Funds. The SAI is legally part of this prospectus (it is incorporated by reference). A copy has been filed with the Securities and Exchange Commission (SEC).

Please write or call for a free copy of the current Annual/Semi-Annual reports, the SAI or other Fund information, or to make shareholder inquiries:

THE ING PILGRIM FUNDS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at www.pilgrimfunds.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's Internet website at http://www.sec.gov

When contacting the SEC, you will want to refer to the Fund's SEC file number.

The file numbers are as follows:

ING Pilgrim Growth Opportunities Fund 811-4431
ING Pilgrim Equity Trust 811-8817
ING Pilgrim Mayflower Trust 811-7978
ING Pilgrim SmallCap Opportunities Fund 811-4434
ING Pilgrim Advisory Funds, Inc. 811-9040
ING Pilgrim Growth and Income Fund, Inc. 811-0865
ING Pilgrim Investment Funds, Inc. 811-1939
ING Pilgrim Mutual Funds 811-7428
ING Pilgrim Bank and Thrift Fund, Inc. 811-4504
ING Funds Trust 811-8895

USEQPROSXXXXXX-XXXXXX

March 1, 2001
Class I

                                             INSTITUTIONAL CLASS SHARES

                                             ING Pilgrim Research Enhanced Index
                                             ING Pilgrim Growth Opportunities
                                             ING Pilgrim MidCap Opportunities
                                             ING Pilgrim SmallCap Opportunities
                                             ING Money Market

This prospectus contains important information about investing in the ING Pilgrim Funds. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit, is not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency and is affected by market fluctuations. There is no guarantee that the Funds will achieve their objectives. As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities nor has the SEC judged whether the information in this prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------
[GRAPHIC] OBJECTIVE

[GRAPHIC] INVESTMENT STRATEGY

[GRAPHIC] RISKS

[GRAPHIC] HOW THE FUND HAS PERFORMED

These pages contain a description of each of our Funds included in this prospectus, including its objective, investment strategy, and risks.


You'll also find:


How the Fund has performed.
A chart that shows the Fund's financial performance for the past ten years (or since inception, if shorter).


What you pay to invest. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in a Fund.

Funds At A Glance                                                              2
ING Pilgrim Research Enhanced Index                                            4
ING Pilgrim Growth Opportunities                                               6
ING Pilgrim MidCap Opportunities                                               8
ING Pilgrim SmallCap Opportunities                                            10
ING Money Market                                                              12
What You Pay to Invest                                                        14
Shareholder Guide                                                             15
Management of the Funds                                                       19
Dividends, Distributions and Taxes                                            21
More Information About Risks                                                  22
Financial Highlights                                                          25
Where To Go For More Information                                      Back cover

Funds At A Glance


This table is a summary of the objectives, main investments and risks of each ING Pilgrim Fund. It is designed to help you understand the differences between the Funds, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Fund's investment objectives, strategies and risks, which begin on page 4.

               FUND                                              INVESTMENT OBJECTIVE
               ----                                              --------------------
U.S. Equity    Research Enhanced Index Fund                      Capital appreciation
Funds          Adviser: ING Pilgrim Investments, Inc.
               Sub-Adviser: J.P. Morgan
               Investment Management Inc.

               Growth Opportunities Fund                         Long-term growth of capital
               Adviser: ING Pilgrim Investments, Inc.

               MidCap Opportunities Fund                         Long-term capital appreciation
               Adviser: ING Pilgrim Investments, Inc.

               SmallCap Opportunities Fund                       Capital appreciation
               Adviser: ING Pilgrim Investments, Inc.
               Sub-Adviser: ING Investment Management LLC

Income         Money Market Fund                                 A high level of current income as is
Fund           Adviser: ING Mutual Funds Management Co. LLC      consistent with the preservation of capital and
               Sub-Adviser: ING Investment Management LLC        liquidity and the maintenance of a stable
                                                                 $1.00 net asset value per share.

MAIN INVESTMENTS                                                   MAIN RISKS
----------------                                                   ----------
Equity securities of large U.S. companies that                     Price volatility and other risks that accompany an
make up the S&P 500 Index                                          investment in equity securities.

Equity securities of large, medium, and small U.S.                 Price volatility and other risks that accompany an
companies believed to have growth potential                        investment in growth-oriented equity securities.

Equity securities of medium-sized U.S. companies                   Price volatility and other risks that accompany an
believed to have growth potential                                  investment in equity securities of growth-oriented
                                                                   and medium-sized companies. Particularly sensitive
                                                                   to price swings during periods of economic
                                                                   uncertainty.

Equity securities of small-sized U.S. companies                    Price volatility and other risks that accompany an
believed to have growth potential                                  investment in equity securities of growth-oriented
                                                                   and small-sized companies. Particularly sensitive
                                                                   to price swings during periods of economic
                                                                   uncertainty.

A diversified portfolio of high quality, U.S.                      The Fund's yield will vary. There can be no
dollar-denominated short-term debt securities                      assurance that the Fund will be able to maintain a
which are determined by the Sub-Adviser to present                 stable net asset value of $1.00 per share.
minimal credit risks.

                                                   Adviser
                                                   ING Pilgrim Investments, Inc.
                                                   Sub-Adviser
                                                   J.P. Morgan Investment
ING PILGRIM RESEARCH ENHANCED INDEX FUND           Management
--------------------------------------------------------------------------------
OBJECTIVE [GRAPHIC]

The Fund seeks capital appreciation.

INVESTMENT STRATEGY [GRAPHIC]

The Fund invests primarily in large companies that make up the S&P 500 Index. Based on extensive research regarding projected company earnings and dividends, a valuation model ranks companies in each industry group according to their relative value. Using this valuation model, the portfolio managers select stocks for the Fund. Within each industry, the Fund modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued. Industry by industry, the Fund's assets are invested so that the Fund's industry sector allocations and market cap weightings closely parallel those of the S&P 500 Index.

By owning a large number of stocks within the S&P 500 Index, with an emphasis on those that appear undervalued or fairly valued, and by tracking the industry weightings and other characteristics of that index, the Fund seeks returns that modestly exceed those of the S&P 500 Index over the long term with virtually the same level of volatility.

Under normal market conditions, the Fund invests at least 80% of its total assets in common stocks included in the S&P 500 Index. It may also invest in other common stocks not included in the S&P 500 Index. The Fund may also invest in certain higher-risk investments, including derivatives (generally these investments will be limited to options on the S&P 500 Index).

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:


Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The portfolio managers try to remain fully invested in companies included in the S&P 500 Index, and generally do not change this strategy even temporarily, which could make the Fund more susceptible to poor market conditions.


Market Trends -- from time to time, the stock market may not favor the large company securities that are ranked as undervalued or fairly valued in which the Fund invests. Rather, the market could favor small company stocks, growth-oriented stocks, or may not favor equities at all.

Risks of Using Derivatives -- derivatives are subject to the risk of changes in the market price of the security and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

4 ING Pilgrim Research Enhanced Index Fund

                                        ING PILGRIM RESEARCH ENHANCED INDEX FUND
--------------------------------------------------------------------------------
HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.

Year by Year Total Returns (%)(1)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                                 18.99

----------
(1) These figures are as of December 31, 2000.

Best and worst quarterly performance during this period:


    quarter     :      %
    quarter     :      %


The table below provides some indication of the risk of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's 500 Composite Stock Price Index.

Average Annual Total Returns


                                                                          S&P
                                                                          500
                                                            Class I     Index(2)
                                                           ---------   ---------
One year, ended
December 31, 2000                           %
Since inception(3)


----------
(2) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large- capitalization U.S. companies.
(3)  The class commenced operations on December 30, 1998.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                      ING Pilgrim Research Enhanced Index Fund 5

                                                                         Adviser
ING PILGRIM GROWTH OPPORTUNITIES FUND              ING Pilgrim Investments, Inc.
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]


This Fund seeks long-term growth of capital.

INVESTMENT STRATEGY [GRAPHIC]

The Fund invests primarily in common stock of U.S. companies that the portfolio manager believes have above average prospects for growth.

Under normal market conditions, the Fund invests at least 65% of its total assets in securities purchased on the basis of the potential for capital appreciation. These securities may be from large-cap, mid-cap or small-cap companies.

The portfolio managers use a "top down" disciplined investment process, which includes extensive database screening, frequent fundamental research, identification and implementation of a trend-oriented approach in structuring the portfolio and a sell discipline. The portfolio managers seek to invest in companies expected to benefit most from major social, economic and technological trends that are likely to shape the future of business and commerce over the next three to five years, and attempt to provide a framework for identifying the industries and companies expected to benefit most. This top down approach is combined with rigorous fundamental research (a bottom up approach) to guide stock selection and portfolio structure.

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the portfolio manager feels have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund may invest in small and medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks, or may not favor equities at all.

Inability to Sell Securities -- securities of smaller companies trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

6 ING Pilgrim Growth Opportunities Fund

                                           ING PILGRIM GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------
HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.

Year by Year Total Returns (%)(1)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                         24.06   93.86

----------
(1)  These figures are as of December 31, of each year.

Best and worst quarterly performance during this period:


    quarter     :      %
    quarter     :      %


The table below provides some indication of the risk of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's 500 Composite Stock Price Index.

Average Annual Total Returns


                                                                          S&P
                                                                          500
                                                            Class I     Index(2)
                                                           ---------   ---------
One year, ended
December 31, 2000                                 %
Since Inception(3)                                %


----------
(2) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large- capitalization U.S. companies.
(3)  The class commenced operations on March 31, 1997.


                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                         ING Pilgrim Growth Opportunities Fund 7

                                                   Adviser
ING PILGRIM MIDCAP OPPORTUNITIES FUND              ING Pilgrim Investments, Inc.
--------------------------------------------------------------------------------
OBJECTIVE [GRAPHIC]

This Fund seeks long-term capital appreciation.

INVESTMENT STRATEGY [GRAPHIC]


The Fund normally invests at least 65% of its total assets in the common stocks of mid-sized U.S. companies that the portfolio managers feel have above average prospects for growth. For this Fund, mid-sized companies are companies with market capitalizations that fall within the range of companies in the S&P MidCap 400 Index. As of December 31, 2000, the market capitalization of companies in the S&P MidCap 400 Index ranged from $ million to $ billion. The market capitalization range will change as the range of the companies included in the S&P MidCap 400 Index changes.


The portfolio managers use a "top down" disciplined investment process, which includes extensive database screening, frequent fundamental research, identification and implementation of a trend-oriented approach in structuring the portfolio and a sell discipline. The portfolio managers seek to invest in companies expected to benefit most from the major social, economic and technological trends that are likely to shape the future of business and commerce over the next three to five years, and attempt to provide a framework for identifying the industries and companies expected to benefit most. This top-down approach is combined with rigorous fundamental research (a bottom-up approach) to guide stock selection and portfolio structure.

The Fund may invest in initial public offerings.

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the portfolio managers feel have the potential for growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund invests in medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the mid-cap growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or large or small company stocks, or may not favor equities at all.

The Fund's investment in technology sectors of the stock market and in initial public offerings has had a significant impact on performance in 1999 and other periods. There can be no assurance that these factors will continue to have a positive effect on the Fund.

Inability to Sell Securities -- securities of mid-size companies usually trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

8 ING Pilgrim MidCap Opportunities Fund

                                           ING PILGRIM MIDCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------
HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.

Year by Year Total Returns (%)(1)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
                                                                103.19

----------

(1)  These figures are as of December 31, of each year.


Best and worst quarterly performance during this period:


    quarter     :     %
    quarter     :     %


The table below provides some indication of the risk of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Standard & Poor's MidCap 400 Index.

Average Annual Total Returns


                                                                         S&P
                                                                      MidCap 400
                                                          Class I      Index(2)
                                                         ---------   -----------
One year, ended
December 31, 2000                            %
Since Inception(3)                           %


----------
(2) The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.
(3)  The class commenced operations on August 20, 1998.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                         ING Pilgrim MidCap Opportunities Fund 9

                                                   Adviser
ING PILGRIM SMALLCAP OPPORTUNITIES FUND            ING Pilgrim Investments, Inc.
--------------------------------------------------------------------------------
OBJECTIVE [GRAPHIC]

This Fund seeks capital appreciation.

INVESTMENT STRATEGY [GRAPHIC]


The Fund invests at least 65% of its total assets in the common stock of smaller, lesser-known U.S. companies that the portfolio manager believes have above average prospects for growth. For this Fund, smaller companies are those with market capitalizations that fall within the range of companies in the Russell 2000 Index, which is an index that measures the performance of small companies. The market capitalization range will change as the range of the companies included in the Russell 2000 changes. The market capitalization of
companies held by the Fund as of          , 2000 ranged from $      billion to
$      billion.


The portfolio manager uses a "top down" disciplined investment process, which includes extensive database screening, frequent fundamental research, identification and implementation of a trend-oriented approach in structuring the portfolio and a sell discipline. The portfolio manager seeks to invest in companies expected to benefit most from major social, economic and technological trends that are likely to shape the future of business and commerce over the next three to five years, and attempt to provide a framework for identifying the industries and companies expected to benefit most. This top-down approach is combined with rigorous fundamental research (a bottom-up approach) to guide stock selection and portfolio structure.

The Fund may invest in initial public offerings.

The Fund was closed to new investors effective February 29, 2000. Investors who were shareholders of the Fund on that day may continue to buy shares into accounts existing on that day. The Fund may reopen in the future subject to the discretion of the Board of Trustees.

RISKS [GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

Price Volatility -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the portfolio manager feels have above average prospects for growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund invests in smaller companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

Market Trends -- from time to time, the stock market may not favor the small sized growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or large company stocks, or may not favor equities at all.

The Fund's investment in technology sectors of the stock market and in initial public offerings has had a significant impact on performance in 1999 and other periods. There can be no assurance that these factors will continue to have a positive effect on the Fund.

Inability to Sell Securities -- securities of smaller companies usually trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

10 ING Pilgrim SmallCap Opportunities Fund

                                         ING PILGRIM SMALLCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------
HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.


Year by Year Total Returns (%)(1)


  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----

----------

(1)  These figures are as of December 31, 2000.


Best and worst quarterly performance during this period:


    quarter     :     %
    quarter     :     %


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Russell 2000 Index.

Average Annual Total Returns


                                                                       Russell
                                                                         2000
                                                          Class I      Index(2)
                                                         ---------   -----------
One year, ended
December 31, 2000                            %
Since inception(3)                           %


----------

(2) The Russell 2000 Index is an unmanaged index that measures the performance of securities of small companies.
(3)  Class I commenced operations on April 1, 1999.


                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                      ING Pilgrim SmallCap Opportunities Fund 11

                                             Adviser
                                             ING Mutual Funds Management Co. LLC
                                             Sub-Adviser
ING MONEY MARKET FUND                        ING Investment Management LLC
--------------------------------------------------------------------------------

OBJECTIVE [GRAPHIC]

The Fund seeks to provide investors with a high level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 net asset value per share.

INVESTMENT STRATEGY [GRAPHIC]

The Fund will operate as a diversified fund and invest in a portfolio of high-quality, U.S. dollar denominated short-term debt obligations which are determined by the Sub-Adviser to present minimal credit risks.

Portfolio investments of the Fund are valued based on the amortized cost valuation method pursuant to Rule 2a-7 under the Investment Company Act of 1940. Obligations in which the Fund invests generally have remaining maturities of 397 days or less, although upon satisfying certain conditions of Rule 2a-7, the Fund may, to the extent otherwise permissible, invest in instruments subject to repurchase agreements and certain variable and floating rate obligations that bear longer final maturities. The dollar-weighted average portfolio maturity of the Fund will not exceed 90 days.

The Fund will invest in obligations permitted to be purchased under Rule 2a-7 including, but not limited to, (i) U.S. Government securities and obligations of its agencies or instrumentalities; (ii) commercial paper, mortgage-backed and asset-backed securities, guaranteed investment contracts, loan participation interests, medium-term notes, and other promissory notes, including floating and variable rate obligations, and (iii) the following domestic, Yankeedollar and Eurodollar obligations: certificates of deposit, time deposits, bankers acceptances, commercial paper, and other promissory notes, including floating and variable rate obligations issued by U.S. or foreign bank holding companies and their bank subsidiaries branches and agencies. The Fund may invest more than 25% of its total assets in instruments issued by domestic banks.

The Fund may purchase securities on a "when -issued" basis and purchase or sell them on a "forward commitment" basis. The Fund may also invest in variable rate master demand obligations, which are unsecured demand notes that permit the underlying indebtedness to vary, and provide for periodic adjustments in the interest rate. The Fund may enter into repurchase agreements.

In choosing investments for the Fund, the Sub-Adviser employs a highly disciplined, four step investment process designed to ensure preservation of capital and liquidity, as well as adherence to regulatory requirements. The four steps are:

* First, a formal list of high-quality issuers is actively maintained;

* Second, securities of issuers on the approved list which meet maturity guidelines and are rated "first tier" (that is, they are given the highest short-term rating by at least two nationally recognized statistical rating organizations, or by a single rating organization if a security is rated only by that organization, or are determined to be of comparable quality by the Sub-Adviser pursuant to guidelines approved by the Fund's Board of Trustees) are selected for investment;

* Third, diversification is continuously monitored to ensure that regulatory limits are not exceeded; and

* Finally, portfolio maturity decisions are made based upon expected cash flows, income opportunities available in the market and expectations of future interest rates.

RISKS [GRAPHIC]

The Fund is subject to the risks associated with investing in debt securities.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Changes in Interest Rates -- money market funds like the Fund are subject to less interest rate risk than other income funds because they invest in debt securities with a remaining maturity not greater than 397 days. Still, the value of the Fund's investment may fall when interest rates rise.

Credit Risk -- money market funds like the Fund are subject to less credit risk than other income funds because they invest in short-term debt securities of the highest quality. Still, the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.

U.S. Government Securities -- some U.S. Government agency securities may be subject to varying degrees of credit risk, and all U.S. Government Securities may be subject to price declines in the securities due to changing interest rates. If an obligation, such as obligations issued by the Federal National Mortgage Association, the Student Loan Marketing Association, the Federal Home Loan Bank and the Federal Home Loan Mortgage Corporation, is supported only by the credit of the agency or instrumentality issuing the obligation, the investor must look principally to the agency issuing or guaranteeing the oligation for ultimate repayment. Securities directly supported by the full faith and credit of the United States have less credit risk.

Risk of Concentration in Banking Obligations -- the risks of concentrating in investments in the banking industry include credit risk, interest rate risks, and regulatory risk (the impact of state or federal legislation and regulations).


12 ING Money Market Fund

                                                           ING MONEY MARKET FUND
--------------------------------------------------------------------------------

HOW THE FUND HAS PERFORMED [GRAPHIC]

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.

Year by Year Total Returns (%)(1)

  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----

----------
(1)  These figures are as of December 31, 2000.

Best and worst quarterly performance during this period:

    quarter     : up     %
    quarter     : down   %

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- iMoney Net, Inc. First Tier Retail Index.

The following performance table discloses the Fund's average annual return

Average Annual Total Returns

                                                                iMoney Net, Inc.
                                                                   First Tier
                                                    Class I     Retail Index(2)
                                                   ---------   -----------------
One year ended December 31, 2000           %
Since inception(3)                         %

The Fund's seven-day yield as of December 31, 2000 for the Class I shares was %. The "seven-day yield" is an annualized figure -- the amount you would earn if you kept your investment in the Fund and the Fund continued to earn the same net interest income throughout the year.

The Fund's seven-day effective yield as of December 31, 2000 for the Class I shares was %. The "seven-day effective yield" (also an annualized figure) assumes that dividends are reinvested and compounded.

For the Fund's current seven-day yield and seven-day effective yield, call the Fund at 1-800-992-0180.

----------
(2) The iMoney Net, Inc. First Tier Retail Index is a weekly report tracking the performance,assets, average maturities and portfolio composition of over 1,300 taxable and tax-free money market funds.

(3)  The Class commenced operations on October 31, 1999.


                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                        ING Money Market Fund 13

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the fund. The tables that follow show the fees and expenses for each of the ING Pilgrim Funds.


Fees You Pay Directly

                                                                         Class I
                                                                         -------
Maximum sales charge on your investment
(as a % of offering price)                                                  none
Maximum deferred sales charge
(as a % of purchase or sales price,
whichever is less)                                                          none

Operating Expenses Paid Each Year by the Funds(1)
(as a % of average net assets)


Class I


                                                                 Distribution                  Total
                                                                  and service                  Fund
                                                   Management       (12b-1)        Other     operating
Fund                                                   fee           fees        expenses    expenses
----                                                   ---           ----        --------    --------
Research Enhanced Index                                0.70%          --            --           --
Growth Opportunities                                   0.75           --            --           --
MidCap Opportunities                                   1.00           --            --           --
SmallCap Opportunities                                 0.75           --            --           --
Money Market                                           0.25           --            --           --

----------
(1) These tables show the estimated operating expenses for each Fund as a ratio of expenses to average daily net assets. These estimates are based on each Fund's actual operating expenses for its most recent complete fiscal year.


Examples


The examples that follow are intended to help you compare the cost of investing in the ING Pilgrim Funds with the cost of investing in other mutual funds. Each example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.


Class I


Fund                                 1 year     3 years     5 years     10 years
----                                 ------     -------     -------     --------
Research Enhanced Index                --          --          --          --
Growth Opportunities                   --          --          --          --
MidCap Opportunities                   --          --          --          --
SmallCap Opportunities                 --          --          --          --
Money Market                           --          --          --          --


14 What You Pay to Invest

                                                                     SHAREHOLDER
HOW TO PURCHASE SHARES                                                     GUIDE
--------------------------------------------------------------------------------

* The minimum initial investment for Class I Shares is $1,000,000. Class I Shares are only available to (i) certain defined benefit plans, insurance companies and foundations investing for their own account; (ii) retirement plans affiliated with ING Group; and (iii) ING Group and its affiliates for purposes of corporate cash management.


* The minimum amount of each Class I investment after your first one is $100,000.

* We record most shares on our books electronically. We will issue a certificate if you ask us in writing, however most of our shareholders prefer not to have their shares in certificate form because certified shares can't be sold or exchanged by telephone.

*    We have the right to refuse a request to buy shares.

Make your investment using the table on the right.


The Funds and the Distributor reserve the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-US banks (even if payment may be effected through a US bank) will not be accepted. The ING Pilgrim Funds reserve the right to waive minimum investment amounts. The Funds reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $10,000.

                      Initial                  Additional
  Method             Investment                Investment
  ------             ----------                ----------
By Contacting   An investment              Visit or consult an
Your            professional with an       investment
Investment      authorized firm            professional.
Professional    can help you establish
                and maintain your
                account.

By Mail         Visit or consult an        Fill out the Account
                investment                 Additions form
                professional. Make         included on the bottom
                your check payable to      of your account
                the ING Pilgrim Funds      statement along with
                and mail it, along with    your check payable to
                a completed                the Fund and mail
                Application. Please        them to the address on
                indicate your              the account statement.
                investment professional    Remember to write
                on the New Account         your account number
                Application                on the check.

By Wire         Call the ING Pilgrim       Wire the funds in the
                Operations Department      same manner described
                at (800) 336-3436 to       under "Initial
                obtain an account          Investment."
                number and indicate
                your investment
                professional on the
                account.

                Instruct your bank to
                wire funds to the Fund
                in the care of:

                State Street Bank and
                Trust Company
                ABA #101003621
                Kansas City, MO
                credit to:____________
                (the Fund)
                A/C #751-8315; for
                further credit
                to:___________________
                Shareholder
                A/C #_________________
                (A/C # you received over
                the telephone)
                Shareholder Name:
                ______________________
                (Your Name Here)

                After wiring funds you
                must complete the
                Account Application and
                send it to:

                ING Pilgrim Funds
                P.O. Box 219368
                Kansas City, MO
                64121-6368


                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                            Shareholder Guide 15

SHAREHOLDER
GUIDE                                                       HOW TO REDEEM SHARES
--------------------------------------------------------------------------------
You may redeem shares using the table on the right:

Under unusual circumstances, a Fund may suspend the right of redemption as allowed by federal securities laws.

Systematic Withdrawal Plan

You may elect to make periodic withdrawals from your account on a regular basis.

*    Your account must have a current value of at least $250,000.

*    Minimum withdrawal amount is $1,000.

*    You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact the Shareholder Servicing Agent, see the Account Application or the Statement of Additional Information.

Payments

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined net asset value, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

Each Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

     Method                                Procedures
     ------                                ----------

By Contacting Your        You may redeem by contacting your
Investment Professional   investment professional. Investment
                          professionals may charge for their services in connection with your redemption request, but neither the Fund nor the Distributor imposes any such charge.

By Mail Send a written request specifying the Fund name and share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to redeem to:


                          ING Pilgrim Funds
                          P.O. Box 219368
                          Kansas City, MO 64121-6368


                          If certificated shares have been issued, the certificate must accompany the written request. Corporate investors and other associations must have an appropriate certification on file authorizing redemptions. A suggested form of such certification is provided on the Account Application. A signature guarantee may be required.

By Telephone --           You may redeem shares by telephone on all
Expedited Redemption      accounts other than retirement accounts,
                          unless you check the box on the  Account  Application
                          which signifies that you do not wish to use telephone
                          redemptions.   To  redeem  by  telephone,   call  the
                          Shareholder   Servicing   Agent  at  (800)  992-0180.

                          Receiving  Proceeds By Check:

                          You may have redemption proceeds (up to a maximum of $100,000) mailed to an address which has been on record with ING Pilgrim Funds for at least 30 days.

                          Receiving Proceeds By Wire:

                          You may have redemption proceeds (subject to a minimum of $5,000) wired to your pre-designated bank account. You will not be able to receive redemption proceeds by wire unless you check the box on the Account Application which signifies that you wish to receive redemption proceeds by wire and attach a voided check. Under normal circumstances, proceeds will be transmitted to your bank on the business day following receipt of your instructions, provided redemptions may be made. In the event that share certificates have been issued, you may not request a wire redemption by telephone.

16 Shareholder Guide

                                                                     SHAREHOLDER
TRANSACTION POLICIES                                                       GUIDE
--------------------------------------------------------------------------------
Net Asset Value

The net asset value (NAV) per share for each Fund and class is determined each business day as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern Time). The NAV per share of Class I of each Fund is calculated by taking the value of the Fund's assets attributable to Class I, subtracting the Fund's liabilities attributable to Class I, and dividing by the number of shares of Class I that are outstanding. Because foreign securities may trade on days when the Funds do not price shares, the net asset value of a Fund that invests in foreign securities may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations, short-term debt securities, and for situations where market quotations are deemed unreliable. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Directors or Trustees. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.


The Money Market Fund uses the amortized cost method to value its portfolio securities and seeks to maintain a constant net asset value of $1.00 per share, although there may be circumstances under which this goal cannot be acheived. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. Although the Board of Trustees has established procedures designed to stabilize to the extent reasonably possible, the share price of the Fund, there can be no assurance that the Fund's net asset value can be maintained at $1.00 per share.


Price of Shares

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV. Exchange orders are effected at NAV.

Execution of Requests

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued unless you request them in writing.

Telephone Orders

The Funds and their transfer agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their transfer agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their transfer agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

Exchanges


You may exchange shares of a Fund for shares of the same class of any other ING Pilgrim Fund.


                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                            Shareholder Guide 17

SHAREHOLDER
GUIDE                                                       TRANSACTION POLICIES
--------------------------------------------------------------------------------
The total value of shares being exchanged must at least equal the minimum investment requirement of the Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. There is no specific limit on exchange frequency; however, the Funds are intended for long-term investment and not as a short-term trading vehicle. The adviser may prohibit excessive exchanges (more than four per year). The adviser also may, on 60 days' prior notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges.

You will automatically have the ability to request an exchange by calling the Shareholder Service Agent unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. A Fund may change or cancel its exchange policies at any time, upon 60 days' written notice to shareholders.

Small Accounts

Due to the relatively high cost of handling small investments, the Funds reserve the right upon 30 days' written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $10,000, other than as a result of a decline in the NAV per share.

18 Shareholder Guide

                                                                    MANAGEMENT
ADVISER                                                             OF THE FUNDS
--------------------------------------------------------------------------------

ING Pilgrim Investments, Inc. ("ING Pilgrim" or "ING Pilgrim Investments") serves as the investment adviser to each of the Funds (except Money Market
Fund). ING Pilgrim has overall responsibility for management of the Funds (except Money Market Fund). ING Mutual Funds Management Co. LLC ("IMFC") serves as the investment adviser to Money Market Fund. ING Pilgrim and IMFC provide or oversee all investment advisory and portfolio management services for each Fund, and assist in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

Organized in December 1994, ING Pilgrim is registered as an investment adviser. ING Pilgrim is an indirect wholly-owned subsidiary of ReliaStar Financial Corp. ("ReliaStar") (NYSE:RLR). Through its subsidiaries, ReliaStar offers individuals and institutions life insurance and annuities, employee benefits products and services, life and health reinsurance, retirement plans, mutual funds, bank products, and personal finance education.

On July 26, 2000, Reliastar was acquired by ING Group (NYSE: ING). ING Group is a global financial institution active in the field fo insurance, banking, and asset management in more than 65 countries, with almost 100,000 employees.

Prior to April 30, 2000, Pilgrim Advisors, Inc. ("Pilgrim Advisors") served as investment adviser to the Funds (other than Money Market Fund). On April 30, 2000, Pilgrim Advisors, an indirectly wholly-owned subsidiary of ReliaStar, merged with ING Pilgrim Investments. Pilgrim Advisors and ING Pilgrim Investments were sister companies and shared certain resources and investment personnel.

Organized  in     ,     , IMFC is registered as an investment adviser. IMFC is a
wholly-owned indirect subsidiary of ING Group.

As of December 31, 2000, ING Pilgrim managed over $     billion in assets.

As of December 31, 2000, IMFC managed over $     billion in assets.

ING Pilgrim's and IMFC's principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING Pilgrim and IMFC receive a monthly fee for their services based on the average daily net assets of each of the Funds.


The following table shows the aggregate annual advisory fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets:


Fund                                                                Advisory Fee
----                                                                ------------
Research Enhanced Index                                                0.70%
Growth Opportunities                                                   0.95
MidCap Opportunities                                                   1.00
SmallCap Opportunities                                                 1.00
Money Market                                                           0.25

ING Pilgrim Directly Manages the Portfolios of the
Following Funds:


Growth Opportunities Fund and MidCap
Opportunities Fund.


The following individuals share responsibility for the day-to-day management of the Growth Opportunities Fund and MidCap Opportunities Fund.

Mary Lisanti, Executive Vice President and Chief Investment Officer -- Domestic Equities of ING Pilgrim, has served as a Senior Portfolio Manager of MidCap Opportunities Fund since the Fund was formed in August 1998 and Growth Opportunities Fund since August 1998. Prior to joining ING Pilgrim in October 1999, Ms. Lisanti was Executive Vice President and Chief Investment Officer -- Domestic Equities with Northstar Investment Management Corp., which subsequently merged into ING Pilgrim. From 1996 to 1998, Ms. Lisanti was a Portfolio Manager at Strong Capital Management. From 1993 to 1996, Ms. Lisanti was a Managing Director and Head of Small- and Mid-Capitalization Equity Strategies at Bankers Trust Corp.

Jeffrey Bernstein, Senior Vice President of ING Pilgrim, has served as a Senior Portfolio Manager of MidCap Opportunities Fund since the Fund was formed in August 1998 and Growth Opportunities Fund since August 1998, Prior to joining ING Pilgrim in October 1999, Mr. Bernstein was a portfolio manager at Northstar Investment Management Corp., which subsequently merged into ING Pilgrim. Prior to May 1998, Mr. Bernstein was a Portfolio Manager at Strong Capital Management. From 1995 to 1997, Mr. Bernstein was a Portfolio Manager at Berkeley Capital.


SmallCap Opportunities Fund


Mary Lisanti, whose background is described above, has served as manager of the SmallCap Opportunities Fund since July 1998.


                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Management of the Funds 19

MANAGEMENT
OF THE FUNDS                                                        SUB-ADVISERS
--------------------------------------------------------------------------------

For the following Funds, ING Pilgrim or IMFC has engaged a Sub-Adviser to provide the day-to-day management of the Fund's portfolio. Each Sub-Adviser is among the most respected institutional investment advisers in the world, and has been selected primarily on the basis of its successful application of a consistent, well-defined, long-term investment approach over a period of several market cycles.


Research Enhanced Index Fund

J.P. Morgan Investment Management Inc.


A registered investment adviser, J.P. Morgan Investment Management Inc. (J.P. Morgan) serves as Sub-Adviser to the Research Enhanced Index Fund. The firm was formed in 1984. The firm evolved from the Trust and Investment Division of Morgan Guaranty Trust Company which acquired its first tax-exempt client in 1913 and its first pension account in 1940. J.P. Morgan currently manages approximately $349 billion for institutions and pension funds. The company is a wholly owned subsidiary of J.P. Morgan & Co. J.P. Morgan's principal address is 522 Fifth Avenue, New York, New York 10036.

Nanette Buziak, Timothy Devlin and Bernard Kroll share the responsibility for the day-to-day management of the ING Pilgrim Research Enhanced Index Fund.

Ms. Buziak has co-managed the ING Pilgrim Research Enhanced Index Fund since April 1999. At J.P. Morgan, she serves as a Portfolio Manager and Member of the Structured Equity Group.


Ms. Buziak has over 8 years of investment management experience. Before joining J.P. Morgan in 1997, Ms. Buziak was an index arbitrage trader and convertible bond portfolio manager at First Marathon America, Inc.


Mr. Devlin has co-managed the ING Pilgrim Research Enhanced Index Fund since the Fund was formed in December 1998. At J.P. Morgan, he serves as a Portfolio Manager and Member of the Structured Equity Group.


Mr. Devlin has over 12 years of investment management experience. Before joining J.P. Morgan in 1996, Mr. Devlin was a Portfolio Manager for nine years at Mitchell Hutchins Asset Management, Inc. where he managed quantitatively-driven portfolios for institutional and retail investors.


Mr. Kroll has co-managed the ING Pilgrim Research Enhanced Index Fund since March 2000. At J.P. Morgan, he serves as a Portfolio Manager and Member of the Structured Equity Group.


Mr. Kroll has over 20 years of investment management experience. Before joining J.P. Morgan in 1996, Mr. Kroll was an equity derivatives specialist at Goldman Sachs & Co. Earlier, he managed his own software development firm and options broker-dealer, and managed several derivatives businesses at Kidder, Peabody & Co.


Money Market Fund

ING Investment Management LLC

ING Investment Management LLC ("IIM") serves as Sub-Adviser to the ING Money Market Fund. IIM is located at 5780 Powers Ferry Road, N.W., Suite 300, Atlanta, GA 30327. IIM is engaged in the business of providing investment advice to portfolios which, as of December 31, 2000, were valued at $ billion. IIM also advises other registered investment companies.

Ms. Jennifer J. Thompson, CFA leads a team of three investment professionals in managing the ING Money Market Fund. Ms. Thompson has been employed by IIM as an investment professional since 1998 and has seven years of investment experience.


20 Management of the Funds

                                                                      DIVIDENDS,
                                                                   DISTRIBUTIONS
DIVIDENDS/TAXES                                                        AND TAXES
--------------------------------------------------------------------------------
Dividends


The Funds (other than Money Market Fund) distribute most or all of their net earnings and net capital gains to shareholders annually in the form of dividends. The Money Market Fund declares dividends daily and pays dividends monthly. The Fund distributes net capital gains, if any, annually.


Dividend Reinvestment

Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class I Shares of a Fund invested in another Pilgrim Fund which offers the Class.

Taxes

The following information is meant as a general summary for U.S. shareholders. Please see the Statement of Additional Information for additional information. You should rely your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in a Fund.


Each Fund will distribute most of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.


Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.


As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.


                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           Dividends, Distributions and Taxes 21

MORE INFORMATION
ABOUT RISKS
--------------------------------------------------------------------------------
All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the Statement of Additional Information
(SAI).


Many of the investment techniques and strategies discussed in this prospectus and in the SAI are discretionary, which means that the adviser or sub-adviser can decide whether to use them or not. The Funds named below invest in these securities or use these techniques as part of the Fund's principal investment strategy. However, the adviser or sub-adviser of a Fund may also use these investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.


PRINCIPAL RISKS


Inability to Sell Securities (All Funds except Research Enhanced Index and Money Market Fund). Some securities usually trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small and mid-size U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

U.S. Government Securities (Money Market Fund). Some U.S. Government agency securities may be subject to varying degrees of credit risk particularly those not backed by the full faith and credit of the United States Government. All U.S. Government securities may be subject to price declines in the securities due to changing interest rates.

Convertible Securities (MidCap Opportunities and SmallCap Opportunities Funds). The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.

Other Investment Companies (Money Market Fund). The Fund, except as limited in the Statement of Additional Information, may invest up to 10% of its assets in other investment companies. When the Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

Restricted and Illiquid Securities (All Funds). Each Fund may invest in restricted and illiquid securities, except as limited in the Statement of Additional Information. If a security is illiquid, the Fund might be unable to sell the security at a time when the adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Mortgage-Related Securities (ING Money Market Fund).Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

Asset-Backed Securities (ING Money Market Fund).Asset-backed securities involve certain risks that are not posed by mortgage-related securities, resulting mainly from the fact that asset-backed securities often do not contain the benefit of a complete security interest in the related collateral. The risks associated with asset-backed securities may be reduced by the addition of credit enhancements such as a bank letter of credit or a third-party guarantee.


22 More Information About Risks

                                                                MORE INFORMATION
                                                                     ABOUT RISKS
--------------------------------------------------------------------------------

Derivatives (Research Enhanced Index Fund). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the adviser or sub-adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

Temporary Defensive Strategies (All Funds except Money Market Fund). When the adviser or sub-adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it likely will not achieve capital appreciation.

Portfolio Turnover (All Funds except Research Enhanced Index Fund). Each Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.


OTHER RISKS

Investments in Foreign Securities. There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

Each Fund that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, or to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund.

Repurchase Agreements. Each Fund may enter into repurchase agreements, which involve the purchase by a Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

Corporate Debt Securities. Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of the Funds' debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Lending Portfolio Securities. In order to generate additional income, each Fund may lend portfolio securities in an amount up to 331|M/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.


Borrowing. Each Fund may borrow for certain types of temporary or emergency purposes subject to certain limits. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the net asset value of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.


                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 More Information About Risks 23

MORE INFORMATION
ABOUT RISKS
--------------------------------------------------------------------------------
Reverse Repurchase Agreements and Dollar Rolls. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.


Short Sales. Certain Funds may make short sales. A "short sale" is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.


Percentage and Rating Limitations. Unless otherwise stated, the percentage limitations in this prospectus apply at the time of investment.

24 More Information About Risks

Financial
Highlights
--------------------------------------------------------------------------------

The financial highlights tables on the following pages are intended to help you understand each Fund's financial performance for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). A report of each Fund's independent accountant, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.


                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                                       Financial
ING PILGRIM RESEARCH ENHANCED INDEX FUND                              Highlights
--------------------------------------------------------------------------------


For the year ended October 31, 2000, the information in the table below has been audited by KPMG LLP, independent auditors. For all other periods, the financial information was audited by other independent auditors.

                                                                                         Class I(1)
                                                                                   Year ended October 31,
                                                                                  -------------------------
                                                                                   2000               1999
                                                                                  ------             ------
Operating performance:
 Net asset value at the beginning of the period                            $                         10.00
 Net investment income                                                     $                          0.06
 Net realized and unrealized gain on investments                           $                          1.11
 Total from investment operations                                          $                          1.17
 Net asset value at the end of the period                                  $                         11.17
 Total investment return(2)                                                %                         11.70

Ratios and supplemental data:
 Net assets at the end of the period ($000s)                               $                        27,927
 Ratio of net expenses to average net assets after reimbursement           %                          0.98 (3)
 Ratio of expenses to average net assets prior to expense reimbursement    %                          1.23 (3)
 Ratio of net investment income to average net assets                      %                          0.62 (3)
 Portfolio turnover rate                                                   %                            26

----------
(1)  Class I commenced operations on December 30, 1998.
(2)  Assumes dividends have been reinvested.
(3)  Annualized.


26 ING Pilgrim Research Enhanced Index Fund

Financial
Highlights                                 ING PILGRIM GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------

For the period ended December 31, 2000, the information in the table below has been audited by KPMG LLP, independent auditors. For all periods ending prior to December 31, 2000, the financial information was audited by other independent auditors.

                                                                                                       Class I
                                                                                               Year ended December 31,
                                                                                  -------------------------------------------------
                                                                                   2000        1999         1998           1997(1)
                                                                                  ------      ------       ------         ---------
Operating performance:
 Net asset value at the beginning of the period                            $                   26.28        21.36          17.90
 Net investment income (loss)                                              $                   (0.17)       (0.05)          0.01
 Net realized and unrealized gain on investments                           $                   20.49         5.18           4.30
 Total from investment operations                                          $                   20.32         5.13           4.31
 Dividends from net realized gain                                          $                  (12.84)       (0.21)         (0.85)
 Total distributions                                                       $                  (12.84)       (0.21)         (0.85)
 Net asset value at the end of the period                                  $                   33.76        26.28          21.36
 Total investment return(2)                                                %                   93.86        24.06          24.29

Ratios and supplemental data:
 Net assets at the end of the period ($000s)                               $                 132,953       83,233        113,529
 Ratio of expenses to average net assets after reinbursement               %                    1.00         1.00           1.02 (3)
 Ratio of expenses to average net assets prior to expense reimbursement    %                    1.00         1.00           1.02 (3)
 Ratio of net investment income (loss) to average net assets               %                   (0.61)       (0.13)          0.08 (3)
 Portfolio turnover rate                                                   %                     286           98             32


----------
(1)  Class I commenced operations on March 31, 1997.
(2)  Assumes dividends have been reinvested.
(3)  Annualized

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                        ING Pilgrim Growth Opportunities Fund 27

                                                                       Financial
ING PILGRIM MIDCAP OPPORTUNITIES FUND                                 Highlights
--------------------------------------------------------------------------------

For the year ended December 31, 2000, the information in the table below was audited by KPMG LLP, independent auditors. For all periods ending prior to December 31, 2000, the financial information was audited by other independent auditors.

                                                                                                  Class I
                                                                                          Year ended December 31,
                                                                                     ----------------------------------
                                                                                      2000       1999           1998(1)
                                                                                     ------     ------         --------
Operating performance
 Net asset value at the beginning of the period                               $                  12.99          10.00
 Net investment loss                                                          $                  (0.15)         (0.02)
 Net realized and unrealized gain on investments                              $                  12.09           3.01
 Total from investment operations                                             $                  11.94           2.99
 Distributions from net realized gain                                         $                  (3.59)            --
 Net asset value at the end of the period                                     $                  21.34          12.99
 Total investment return(2):                                                  %                 103.19          29.90

Ratios and supplemental data
 Net assets at the end of the period ($000s)                                  $                 67,954         33,441
 Ratio of net expenses to average net assets after reimbursement              %                   1.41           1.50 (3)
 Ratio of expenses to average net assets prior to expense reimbursement:      %                   1.41           2.01 (3)
 Ratio of net investment loss to average net assets:                          %                  (1.04)         (0.70)(3)
 Portfolio turnover rate                                                      %                    201             61

----------
(1)  Class I commenced operations on August 20, 1998.

(2)  Assumes dividends have been reinvested.
(3)  Annualized.

28 ING Pilgrim MidCap Opportunities Fund

Financial
Highlights                               ING PILGRIM SMALLCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

For the period ended December 31, 2000, the information in table below has been audited by KPMG LLP, independent auditors. For all periods ending prior to December 31, 2000, the financial information was audited by other independent auditors.

                                                                                           Class I
                                                                                   Year ended December 31,
                                                                                   -----------------------
                                                                                    2000          1999(1)
                                                                                   ------        ---------
Operating performance:
 Net asset value at the beginning of the period                             $                     31.78
 Net investment loss                                                        $                     (0.08)
 Net realized and unrealized gain on investments                            $                     35.40
 Total from investment operations                                           $                     35.32
 Distributions from net realized gain                                       $                     (7.56)
 Net asset value at the end of the period                                   $                     59.54
 Total investment return(2)                                                 %                    126.05

Ratios and supplemental data:
 Net assets at the end of the period ($000s)                                $                        --
 Ratio of expenses to average net assets after reimbursement                %                      0.47 (3)
 Ratio of expenses to average net assets prior to expense reimbursement     %                      0.47 (3)
 Ratio of net investment loss to average net assets                         %                     (0.35) (3)
 Portfolio turnover rate                                                    %                       223


----------
(1)  Class I commenced operations on April 1, 1999.
(2)  Assumes dividends have been reinvested.
(3)  Annualized.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                      ING Pilgrim SmallCap Opportunities Fund 29

                                                                       Financial
ING MONEY MARKET FUND                                                 Highlights
--------------------------------------------------------------------------------

The information in the table below has been audited by Ernst & Young LLP, independent auditors.

                                                                   Class I (1)
                                                              Year ended October 31,
                                                              ---------------------
                                                               2000           1999
                                                              ------         ------
Operating performance:
 Net asset value per share, beginning of period         $                     1.00
 From investment operations:
 Net investment income(2)                               $                     0.00*
 Net realized and unrealized gain                       $                       --
 Total from investment operations                       $                     0.00*
 Distributions paid from investment income              $                    (0.00)*

Ratios and supplemental data:
 Net assets value per share, end of period              $                     1.00
 Net assets, end of period (in thousands)               $                    1,906
 Total investment return at net asset value (3)(4)      %                     0.28
 Ratio to average net assets(5):
 Net expenses                                           %                     0.31
 Gross expenses                                         %                     0.59
 Net investment income                                  %                     5.29

----------
(1)  Class I commenced offering on October 13, 1999.
(2) Per share amount is based on average number of shares outstanding during the period.
(3) Total return assumes reinvestment of all dividends and capital gain distributions, if any. Total returns would be lower if the Fund's expenses were not waived or reimbursed.
(4)  Not annualized.
(5)  Annualized.
*    Amount represents less than $0.01.


30 ING Money Market Fund

WHERE TO GO FOR MORE INFORMATION

You'll find more information about the ING Pilgrim Funds in our:

ANNUAL/SEMI-ANNUAL REPORTS

Includes a discussion of recent market conditions and investment strategies that significantly affected performance, the financial statements and the auditors' reports (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the ING Pilgrim Funds. The SAI is legally part of this prospectus (it is incorporated by reference). A copy has been filed with the Securities and Exchange Commission (SEC).

Please write or call for a free copy of the current Annual/Semi-Annual reports, the SAI or other Fund information, or to make shareholder inquiries:

THE ING PILGRIM FUNDS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at www.pilgrimfunds.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's Internet website at http://www.sec.gov

When contacting the SEC, you will want to refer to the Fund's SEC file number. The file numbers are as follows:

ING Pilgrim Growth Opportunities Fund                  811-4431
ING Pilgrim Equity Trust                               811-8817
ING Pilgrim Mayflower Trust                            811-7978
ING Pilgrim SmallCap Opportunities Fund                811-4434
ING Funds Trust                                        811-8895


IPROSxxxxxx-xxxxxx

                         GRAPHICS DESCRIPTION APPENDIX


The cover of the prospectuses has an image of the earth set behind the type similar to a watermark that crosses over on both the front and back cover pages.

There are four icon sized graphics used throughout the prospectus as follows:

1. In the sections describing the Objective of the Funds, the graphic icon is that of a dart in the bullseye of a target.

2. In the sections describing the Investment Strategy of the Funds, the graphic icon is that of a compass pointing due north.

3. In the sections describing the Risks of the Funds, the graphic icon is that of an old fashioned scale tilting heavy on the left side.

4. In the sections describing the Performance history of the Funds, the graphic icon is that of a stack of US currency bills.

5. On the bottom footer of every odd numbered page (right hand page), the graphic icon is that of a telephone by the 800 number of the fund to call for information.

                       STATEMENT OF ADDITIONAL INFORMATION

                             ING Pilgrim Funds Trust
                        7337 East Double Tree Ranch Road
                              Scottsdale, AZ 85258
                 General and Account Information: 1-800-992-0180

                                  March 1, 2001
--------------------------------------------------------------------------------

             ING MUTUAL FUNDS MANAGEMENT CO. LLC, Investment Manager
                            ("IMFC" or the "Manager")

       ING PILGRIM SECURITIES, INC., Distributor and Principal Underwriter
                          ("IPS" or the "Distributor")

     This Statement of Additional Information ("SAI") describes the shares of 21 funds (each, a "Fund" or, collectively, the "Funds") managed by IMFC. Each Fund is a portfolio of ING Pilgrim Funds Trust (the "Trust"), an open-end management investment company. The Funds are:

Stock Funds                                                Bond Funds
-----------                                                ----------
ING Pilgrim Large Cap Growth Fund                          ING Pilgrim Intermediate Bond Fund
ING Pilgrim Growth & Income Fund                           ING Pilgrim High Yield Bond Fund
ING Pilgrim Mid Cap Growth Fund                            ING Pilgrim International Bond Fund
ING Pilgrim Small Cap Growth Fund                          ING Pilgrim National Tax-Exempt Bond Fund
ING Pilgrim Global Brand Names Fund
ING Pilgrim International Equity Fund                      Money Market Funds
ING Pilgrim Emerging Markets Equity Fund                   ------------------
ING Pilgrim European Equity Fund                           ING Money Market Fund
ING Pilgrim Tax Efficient Equity Fund                      ING Pilgrim National Tax-Exempt Money Market Fund*
ING Pilgrim Focus Fund
ING Pilgrim Global Information Technology Fund
ING Pilgrim Global Communications Fund
ING Pilgrim Global Real Estate Fund*
ING Pilgrim Internet Fund
ING Pilgrim Internet Fund II*

* Fund not currently offered

This SAI is not a prospectus and is only authorized for distribution when preceded or accompanied by the current Prospectus for the Funds, dated March 1, 2001, as amended or supplemented from time to time. This SAI contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus may be obtained without charge by writing or calling the Funds at the address and telephone number printed above.

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----
ORGANIZATION.................................................................1
MANAGEMENT...................................................................2
EXPENSE LIMITATION AGREEMENT................................................13
INVESTMENT POLICIES AND RISKS...............................................13
INVESTMENT RESTRICTIONS.....................................................38
PORTFOLIO TRANSACTIONS......................................................40
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..............................42
PURCHASE AND REDEMPTION PLANS...............................................51
DETERMINATION OF NET ASSET VALUE............................................52
BROKER DEALER COMPENSATION..................................................55
TAXATION....................................................................56
OTHER INFORMATION...........................................................61
FINANCIAL STATEMENTS........................................................67
APPENDIX....................................................................68

                                  ORGANIZATION

     The Trust is a Delaware business trust established under a Trust Instrument dated July 30, 1998 and currently consists of twenty-seven separately managed portfolios, all but six of which are discussed in this SAI. Each portfolio is comprised of three different classes of shares -- Class A shares, Class B shares and Class C shares. Currently, Class I shares are only offered by ING Pilgrim International Equity Fund, ING Pilgrim Large Cap Growth Fund, and ING Money Market Fund. Class X shares are no longer offered.

     On ______________, the name of the Trust was changed to ING Pilgrim Funds Trust. The names of each of the following Funds were changed as follows:

Old Name                                         New Name
--------                                         --------
ING Large Cap Growth Fund                        ING Pilgrim Large Cap Growth Fund
ING Growth & Income Fund                         ING Pilgrim Growth & Income Fund
ING Mid Cap Growth Fund                          ING Pilgrim Mid Cap Growth Fund
ING Small Cap Growth Fund                        ING Pilgrim Small Cap Growth Fund
ING Global Brand Names Fund                      ING Pilgrim Global Brand Names Fund
ING International Equity Fund                    ING Pilgrim International Equity Fund
ING Emerging Markets Equity Fund                 ING Pilgrim Emerging Markets Equity Fund
ING Tax Efficient Equity Fund                    ING Pilgrim Tax Efficient Equity Fund
ING Focus Fund                                   ING Pilgrim Focus Fund
ING Global Information Technology Fund           ING Pilgrim Global Information Technology Fund
ING Global Communications Fund                   ING Pilgrim Global Communications Fund
ING Global Real Estate Fund                      ING Pilgrim Global Real Estate Fund
ING Internet Fund                                ING Pilgrim Internet Fund
ING Internet Fund II                             ING Pilgrim Internet Fund II
ING Intermediate Bond Fund                       ING Pilgrim Intermediate Bond Fund
ING High Yield Bond Fund                         ING Pilgrim High Yield Bond Fund
ING International Bond Fund                      ING Pilgrim International Bond Fund
ING National Tax-Exempt Bond Fund                ING Pilgrim National Tax-Exempt Bond Fund
ING National Tax-Exempt Money Market Fund        ING Pilgrim Tax-Exempt Money Market Fund

     The Trustees have approved an Agreement and Plan of Reorganization for ING Pilgrim Focus Fund that, if approved by shareholders of ING Pilgrim Focus Fund, will result in the reorganization of ING Pilgrim Focus Fund into the ING Pilgrim LargeCap Growth Fund series of ING Pilgrim Mutual Funds. It is expected that shareholder approval of the Agreement and Plan of Reorganization will be sought in the near future.

     The Trustees have approved an Agreement and Plan of Reorganization for ING Pilgrim Large Cap Growth Fund that, if approved by shareholders of ING Pilgrim Large Cap Growth Fund , will result in the reorganization of ING Pilgrim Large Cap Growth Fund into the ING Pilgrim LargeCap Growth Fund series of ING Pilgrim Mutual Funds. It is expected that shareholder approval of the Agreement and Plan of Reorganization will be sought in the near future.

     The Trustees have approved an Agreement and Plan of Reorganization for ING Pilgrim Growth & Income Fund that, if approved by shareholders of ING Pilgrim Growth & Income Fund, will result in the reorganization of ING Pilgrim Growth & Income Fund into the ING Pilgrim Growth and Income Fund, Inc. It is expected that shareholder approval of the Agreement and Plan of Reorganization will be sought in the near future.

     The Trustees have approved an Agreement and Plan of Reorganization for ING Pilgrim Mid Cap Growth Fund that, if approved by shareholders of ING Pilgrim Mid Cap Growth Fund, will result in the reorganization of ING Pilgrim Mid Cap Growth Fund into the ING Pilgrim MidCap Opportunities Fund series of ING Pilgrim Equity Trust. It is expected that shareholder approval of the Agreement and Plan of Reorganization will be sought in the near future.

     The Trustees have approved an Agreement and Plan of Reorganization for ING Pilgrim Small Cap Growth Fund that, if approved by shareholders of ING Pilgrim Small Cap Growth Fund, will result in the reorganization of ING Pilgrim Small Cap Growth Fund into the ING Pilgrim SmallCap Opportunities Fund. It is expected that shareholder approval of the Agreement and Plan of Reorganization will be sought in the near future.

     The Trustees have approved an Agreement and Plan of Reorganization for ING Pilgrim Emerging Markets Equity Fund that, if approved by shareholders of ING Pilgrim Emerging Markets Equity Fund, will result in the reorganization of ING Pilgrim Emerging Markets Equity Fund into the ING Pilgrim Emerging Countries Fund series of ING Pilgrim Mutual Funds. It is expected that shareholder approval of the Agreement and Plan of Reorganization will be sought in the near future.

     The Trustees have approved an Agreement and Plan of Reorganization for ING Pilgrim Global Brand Names Fund that, if approved by shareholders of ING Pilgrim Global Brand Names Fund, will result in the reorganization of ING Pilgrim Global Brand Names Fund into the ING Pilgrim Worldwide Growth Fund series of ING Pilgrim Mutual Funds. It is expected that shareholder approval of the Agreement and Plan of Reorganization will be sought in the near future.

     The Trustees have approved an Agreement and Plan of Reorganization for ING Pilgrim International Equity Fund that, if approved by shareholders of ING Pilgrim International Equity Fund, will result in the reorganization of ING Pilgrim International Equity Fund into the ING Pilgrim International Fund, Inc. It is expected that shareholder approval of the Agreement and Plan of Reorganization will be sought in the near future.

     The Trustees have approved an Agreement and Plan of Reorganization for ING Pilgrim International Bond Fund that, if approved by shareholders of ING Pilgrim International Bond Fund, will result in the reorganization of ING Pilgrim International Bond Fund into the ING Pilgrim Strategic Income Fund series of ING Pilgrim Mutual Funds. It is expected that shareholder approval of the Agreement and Plan of Reorganization will be sought in the near future.

                                   MANAGEMENT

TRUSTEES AND OFFICERS

     The business and affairs of the Funds are managed under the direction of the Board of Trustees. The principal occupations of the Trustees and executive officers of the Funds for the past five years are listed below. The address of each, unless otherwise indicated, is 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258. Trustees deemed to be "interested persons" of the Funds for purposes of the 1940 Act are indicated by an asterisk.

     Robert W. Stallings, Chief Executive Officer and President - Age 51. Chairman, Chief Executive Officer and President of ING Pilgrim Group, Inc. ("ING Pilgrim Group") (since December 1994); Chairman (since December 1994), President and Chief Investment Officer (since August 2000) ING Pilgrim Investments, Inc.; Chairman, ING Pilgrim Securities, Inc. ("ING Pilgrim Securities") (since December 1994); President and Chief Executive Officer of Pilgrim Funding, Inc. (since November 1999); and Chairman, President and Chief Executive Officer of Pilgrim Capital Corporation (since August 1991). Mr. Stallings is also a Director, Trustee, or a member of the Advisory Board of each of the Funds managed by the Investment Manager.

     Joseph N. Hankin, Trustee - Age 60, Four Merion Drive, Purchase, NY 10577-1302. President, Westchester Community College (since 1971); Adjunct Professor of Columbia University Teachers College (since 1976). Dr. Hankin is also a Trustee of the First Choice Funds and Stagecoach Funds.

     Jack D. Rehm, Trustee - Age 67, 3131 Fleur Drive, Des Moines, IA 50321. Chairman of the Board (Retired) of Meredith Corp. (1992-1997); President and Chief Executive Officer of Meredith Corp. (1989-1996). Mr. Rehm is also a Director of Meredith Corp., International Multifoods Corp. and Star Tek, Inc.

     Blaine E. Rieke, Trustee - Age 66, 6111 North Berkeley Blvd., Milwaukee, WI 53217. General Partner of Huntington Partners (1997-present); Chairman and Chief Executive Officer of Firstar Trust Company (1973-1996). Mr. Rieke is also a Director of Morgan Chase Trust Company.

     Richard A. Wedemeyer, Trustee - Age 63, 78 Summit Road, Riverside, CT 06878. Vice President, The Channel Corporation (1996-present); Vice President of Performance Advantage, Inc. (1992-1996); Vice President, Operations and Administration of Jim Henson Productions (1979-1997). Mr. Wedemeyer is also a Trustee of the First Choice Funds.

     James M. Hennessy, Senior Executive Vice President, Chief Operating Officer and Secretary - Age 51. Senior Executive Vice President and Chief Operating Officer (since June 2000) and Secretary (since April 1995), Pilgrim Capital (formerly Express America Holdings Corporation), ING Pilgrim Group, ING Pilgrim Securities and ING Pilgrim Investments; Senior Executive Vice President and Secretary of each of the other ING Pilgrim Funds. Formerly Executive Vice President , Pilgrim Capital Corporation and its affiliates (May 1998 - June
2000) and Senior Vice President, Pilgrim Capital and its affiliates (April 1995
- April 1998).

     Stanley D. Vyner, Executive Vice President - Age 50. Executive Vice President of most of the other ING Pilgrim Funds (since July 1996). Formerly President and Chief Executive Officer (August 1996 - August 2000), ING Pilgrim Investments; Chief Executive Officer (November 1993 - December 1995) HSBC Asset Management (Americas), Inc.

     Mary Lisanti, Executive Vice President - Age 44. Executive Vice President of most of the ING Pilgrim Funds (since May 1998). Formerly Portfolio Manager, Strong Capital Management; Managing Director and Head of Small- and Mid-Capitalization Equity Strategies at Bankers Trust Corp. (1993 - 1996).

     Michael J. Roland, Senior Vice-President - Age 42. Senior Vice President and Chief Financial Officer, ING Pilgrim Group, ING Pilgrim Investments and ING Pilgrim Securities (since June 1998); Senior Vice President and Principal Financial Officer of each of the other ING Pilgrim Funds. He served in same capacity from January, 1995 - April, 1997. Formerly, Chief Financial Officer of Endeaver Group (April 1997 to June 1998).

     Robert S. Naka, Senior Vice President and Assistant Secretary - Age 37. Senior Vice President, ING Pilgrim Investments (since November 1999) and ING Pilgrim Group, Inc. (since August 1999). Senior Vice President and Assistant Secretary of each of the other ING Pilgrim Funds. Formerly Vice President, ING Pilgrim Investments (April 1997 - October 1999), ING Pilgrim Group, Inc. (February 1997 - August 1999). Formerly Assistant Vice President, ING Pilgrim Group, Inc. (August 1995 - February 1997). Formerly Operations Manager, ING Pilgrim Group, Inc. (April 1992 - April 1995).

     Robyn L. Ichilov, Vice President - Age 33. Vice President, ING Pilgrim Investments (since August 1997), Accounting Manager (since November 1995). Vice President and Treasurer of most of the other ING Pilgrim Funds. Formerly Assistant Vice President and Accounting Supervisor for PaineWebber (June 1993 - April 1995).

     Charles Eng, Assistant Treasurer - Age 36. Fund Accounting Manager, ING Mutual Funds Management Co. LLC (1998-present); Assistant Treasurer, Chase Manhattan Bank (1997-1998); Assistant Manager, BISYS Fund Services (1996-1997); Associate Director, Furman Selz LLC (1992-1996).

     Amy Lau, Assistant Treasurer - Age 34. Fund Administration Manager, ING Mutual Funds Management Co. LLC (1998-present); Assistant Vice President, Smith Barney Asset Management (1996-1998); Associate Director, Furman Selz LLC (1992-1995).

     Trustees of the Funds not affiliated with ING or IPS receive from the Funds an annual retainer of $10,000 and a fee of $1,667 for each Board of Trustees meeting and Board committee meeting of the Funds attended, and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Trustees who are affiliated with ING or IPS do not receive compensation from the Funds.

     The table below illustrates the compensation paid to each Trustee for the Trust's most recently completed fiscal year:

                                                       Pension or Retirement                       Total Compensation
                                                        Benefits Accrued As        Estimated       from Fund and Fund
                                   Aggregate                  Part of           Annual Benefits     Complex Paid to
Name of Person, Position     Compensation from Fund        Fund Expenses        Upon Retirement         Trustees
------------------------     ----------------------        -------------        ---------------         --------
John J. Pileggi                      $_____                   $    0                 $    0              $_____
Joseph N. Hankin                     $_____                   $    0                 $    0              $_____
Jack D. Rehm                         $_____                   $    0                 $    0              $_____
Blaine E. Rieke                      $_____                   $    0                 $    0              $_____
Richard A. Wedemeyer                 $_____                   $    0                 $    0              $_____

INVESTMENT MANAGER

     ING Mutual Funds Management Co. LLC, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258, serves as the Manager of the Funds. IMFC is a wholly-owned subsidiary of ING America Insurance Holdings, Inc., which in turn is a wholly-owned subsidiary of ING Group N.V. ("ING Group"). Under the Management Agreement, IMFC has overall responsibility, subject to the supervision of the Board of Trustees, for engaging Sub-Advisers and for monitoring and evaluating the management of the assets of each Fund by the Sub-Adviser. The Manager is also responsible for monitoring and evaluating the Sub-Advisers on a periodic basis, and will consider their performance records with respect to the investment objectives and policies of each Fund. The Sub-Advisers are affiliated with the Manager and the Distributor by reason of common ownership. IMFC also provides certain administrative services necessary for the Funds' operations including: (i) coordination of the services performed by the Funds' transfer agent, custodian, independent accountants and legal counsel; (ii) regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; (iii) preparation of proxy statements and shareholder reports for the Funds; (iv) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Funds' officers and Board of Trustees; and (v) furnishing office space and certain facilities required for conducting the business of the Funds.

     Each Fund pays an advisory fee to the Manager as a percentage of such Fund's average daily net assets, as set forth in the prospectus. The fees payable to the Manager were discounted 75% for each Fund's first year of operations and are being discounted 50% for each Fund's second year of operations. Net of these discounts, the Manager was entitled to the following advisory fees for the fiscal years ended October 31, 1999 and October 31, 2000:

                    FUND                                 2000       1999
                  --------                             --------    --------
     ING Pilgrim Large Cap Growth Fund                             $ 63,995
     ING Pilgrim Growth & Income Fund                              $ 53,229
     ING Pilgrim Mid Cap Growth Fund                               $ 60,623
     ING Pilgrim Small Cap Growth Fund                             $ 61,553
     ING Pilgrim Global Brand Names Fund                           $ 86,645
     ING Pilgrim International Equity Fund                         $ 78,877
     ING Pilgrim Emerging Markets Equity Fund
     ING Pilgrim European Equity Fund                              $ 71,435
     ING Pilgrim Tax-Efficient Equity Fund                         $ 77,690
     ING Pilgrim Focus Fund                                        $ 72,298
     ING Pilgrim Global Communications Fund
     ING Pilgrim Global Information Technology Fund                $108,222
     ING Pilgrim Internet Fund                                     $ 26,872
     ING Pilgrim Global Real Estate Fund
     ING Pilgrim National Tax-Exempt Bond Fund
     ING Pilgrim National Tax-Exempt Money Market Fund
     ING Pilgrim Intermediate Bond Fund                            $ 35,026
     ING Pilgrim High Yield Bond Fund                              $ 43,108
     ING Pilgrim International Bond Fund                           $ 54,895
     ING Money Market Fund                                         $ 42,238

     Pursuant to the Management Agreement, the Manager is authorized to exercise full investment discretion and make all determinations with respect to the investment of a Fund's assets and the purchase and sale of portfolio securities for one or more Funds in the event that at any time no Sub-Adviser is engaged to manage the assets of a Fund. The Management Agreement may be terminated without penalty by the vote of the Board of Trustees or the shareholders of the Fund or by the Manager, upon 60 days' written notice by any party to the agreement, and will terminate automatically if assigned as that term is described in the 1940 Act.

     The Management Agreement provides that the Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with its performance of services pursuant to the Management Agreement, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its obligations under the Agreement.

     An affiliate of the Manager has made a significant investment in the Funds. The affiliate may redeem its investment in the Funds at any time. Such redemption may have an adverse effect on the Funds. In addition, certain provisions of the 1940 Act may prohibit the Funds from investing in securities issued by affiliates of the ING Pilgrim Group. Such restrictions may adversely affect the Funds.

SUB-ADVISERS

     ING Investment Management LLC ("IIM") serves as Sub-Adviser to the ING Pilgrim Growth & Income Fund, the ING Pilgrim Intermediate Bond Fund, the ING Pilgrim High Yield Bond Fund, and the ING Money Market Fund. Located at 5780 Powers Ferry Road, N.W., Atlanta, Georgia, IIM is engaged primarily in the business of providing investment advice to affiliated insurance companies.

     Furman Selz Capital Management LLC ("FSCM") serves as Sub-Adviser to the ING Pilgrim Mid Cap Growth Fund, the ING Pilgrim Small Cap Growth Fund, the ING Pilgrim National Tax-Exempt Bond Fund and the ING Pilgrim National Tax-Exempt Money Market Fund. Located at 230 Park Avenue, New York, New York 10169, FSCM is engaged in the business of providing investment advice to institutional and individual clients.

     Baring International Investment Limited ("BIIL") serves as Co-Sub-Adviser to the ING Pilgrim International Equity Fund, the ING Pilgrim Emerging Markets Equity Fund and the ING Pilgrim International Bond Fund. Located at 155 Bishopsgate, London, England, BIIL is a wholly-owned subsidiary of Baring Asset Management Holdings Limited ("BAMHL"), the parent of the worldwide group of investment management companies that operate under the collective name, Baring Asset Management (the "BAM Group").

     Baring Asset Management, Inc. ("BAM") serves as Sub-Adviser to the ING Pilgrim Large Cap Growth Fund and acts as Co-Sub-Adviser to the ING Pilgrim International Equity Fund, the ING Pilgrim Emerging Markets Equity Fund and the ING Pilgrim International Bond Fund. Located at 125 High Street, Boston, Massachusetts 02110, BAM is a wholly-owned subsidiary of BAMHL.

     Baring Asset Management (Asia) Limited ("BAML") acts as Co-Sub-Adviser to the ING Pilgrim International Equity Fund, the ING Pilgrim Emerging Markets Equity Fund and the ING Pilgrim International Bond Fund. BAML is located at 19/F Edinburgh Tower, The Landmark, 15 Queens Road, Central, Hong Kong. BAML is a wholly-owned subsidiary of BAMHL.

     ING Investment Management Advisors B.V. ("IIMA"), serves as Sub-Adviser to the ING Pilgrim Global Brand Names Fund, the ING Pilgrim European Equity Fund, the ING Pilgrim Global Information Technology Fund, the ING Pilgrim Internet Fund, the ING Pilgrim Internet Fund II, and the ING Pilgrim Global Communications Fund and as Co-Sub-Adviser to the ING Pilgrim Global Real Estate Fund. Located at Schenkkade 65, 2595 AS, The Hague, The Netherlands, IIMA operates under the collective management of ING Investment Management.

     Delta Asset Management ("Delta") serves as Sub-Adviser to the ING Pilgrim Tax Efficient Equity Fund. Located at 333 South Grand Avenue, Los Angeles, California, 90071, Delta is a division of Furman Selz Capital Management.

     CRA Real Estate Securities, L.P. ("CRA") serves as Co-Sub-Adviser to the ING Pilgrim Global Real Estate Fund. Located at 259 Radnor-Chester Road, Radnor, PA 19087, CRA is in the business of providing investment advice to institutional and individual clients.

     For the fiscal years ended October 31, 1999 and October 31, 2000, the Funds paid the Sub-advisory fees described below:

                    FUND                                 2000        1999
                  --------                             --------    --------
     ING Pilgrim Large Cap Growth Fund
     ING Pilgrim Global Brand Names Fund
     ING Pilgrim International Equity Fund
     ING Pilgrim European Equity Fund
     ING Pilgrim Tax-Efficient Equity Fund
     ING Pilgrim Global Information Technology Fund
     ING Pilgrim Internet Fund
     ING Pilgrim Internet Fund II
     ING Pilgrim Intermediate Bond Fund
     ING Pilgrim High Yield Bond Fund
     ING Pilgrim National Tax-Exempt Bond Fund
     ING Pilgrim Emerging Markets Equity Fund
     ING Pilgrim Global Communications Fund
     ING Pilgrim Global Real Estate Fund
     ING Pilgrim International Bond Fund

DISTRIBUTION OF FUND SHARES

     ING Pilgrim Securities, Inc. ("IPS"), located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, serves as distributor and principal underwriter of the Funds. As distributor, IPS is obligated to sell shares of each Fund on a best efforts basis only against purchase orders for the shares. Shares of each Fund are offered to the public on a continuous basis. IPS is affiliated with the Manager and the Sub-Advisers by reason of common ownership.

     The aggregate amount of underwriting commissions collected on the sale of shares of the Funds during the fiscal year ended October 31, 2000 was $_______ of which _____ was retained by ______, and during the fiscal year ended October 31, 1999 was $280,362.64, of which $280,362.64 was retained by ING Funds Distributor, Inc., the former distributor of the Funds.

ADMINISTRATION

     ING Pilgrim Group, Inc. serves as Administrator for each of the Funds (except the ING Money Market Fund), pursuant to an Administrative Services Agreement with the Trust. Each Fund pays the Administrator an annual fee of 0.10% of the Fund's average daily net assets. Subject to the supervision of the Board of Trustees, the Administrator provides the overall business management and administrative services necessary to the proper conduct of the Funds' business, except for those services performed by the Investment Manager under the Investment Advisory Agreements, the custodian for the Funds under the Custodian Agreements, the transfer agent for the Funds under the Transfer Agency Agreements, and such other service providers as may be retained by the Funds from time to time. The Administrator acts as liaison among these service providers to the Funds. The Administrator is also responsible for ensuring that the Funds operate in compliance with applicable legal requirements and for monitoring the Investment Manager for compliance with requirements under applicable law and with the investment policies and restrictions of the Funds. The Administrator is an affiliate of the Investment Manager. The Administrative Services Agreement became effective November 1, 2000.

ACCOUNT SERVICES

     ING Fund Services Co. LLC ("ING Fund Services") has entered into a Fund Services Agreement with the Trust, on behalf of the ING Money Market Fund, pursuant to which ING Fund Services will perform or engage third parties to perform account services and other services. ING Fund Services is an affiliate of the Manager and the Distributor by reason of common ownership. Under the Fund Services Agreement, the ING Money Market Fund may pay ING Fund Services annually up to 0.25% of the Fund's average daily net assets annually for account servicing activities. ING Fund Services may engage third parties to perform some or all of these services. Account servicing may include, but is not limited to,
(i) maintaining shareholder accounts; (ii) preparing shareholder statements, confirmations and shareholder lists; (iii) mailing shareholder statements, confirmations, prospectuses, statements of additional information, annual and semi-annual reports and proxy statements; (iv) tabulating proxies; (v) disbursement of dividends and other distributions; (vi) withholding taxes on U.S. residents and non-resident accounts where applicable; (vii) preparation and filing of U.S. Treasury Department Forms 1099 and other appropriate forms required by applicable statutes, rules and regulations; and (viii) providing such other similar services directly to shareholder accounts.

RULE 12b-1 DISTRIBUTION PLAN

     Pursuant to a Plan of Distribution adopted by each Fund under Rule 12b-1 under the 1940 Act, each Fund, except the ING Money Market Fund, pays the Distributor an annual fee of 0.10% of average net assets attributable to that Fund's Class A shares and 0.75% of average net assets attributable to that Fund's Class B and Class C. The ING Money Market Fund pays the Distributor an annual fee of 0.50% of average net assets attributable to that Fund's Class A shares and 0.75% of average net assets attributable to that Fund's Class B and Class C. The Funds ceased offering Class X shares on November 1, 2000. Prior to November 1, 2000, each Fund paid the Distributor an annual fee of 0.50% of average net assets attributable to that Fund's Class A shares and 0.75% of average net assets attributable to that Fund's Class B and Class C.

     For the fiscal year ended October 31, 2000, the Funds paid the distribution fees described below:

          Name of Fund                 Class A    Class B    Class C    Class X
          ------------                 -------    -------    -------    -------
ING Pilgrim Large Cap Growth Fund
Salaries/Overides                      $_______   $_______   $_______   $_______
Commissions Paid                       $_______   $_______   $_______   $_______
Marketing, RMM, & Convention Expense   $_______   $_______   $_______   $_______
Total                                  $_______   $_______   $_______   $_______

ING Pilgrim Growth & Income Fund
Salaries/Overides                      $_______   $_______   $_______   $_______
Commissions Paid                       $_______   $_______   $_______   $_______
Marketing, RMM, & Convention Expense   $_______   $_______   $_______   $_______
Total                                  $_______   $_______   $_______   $_______

ING Pilgrim Mid Cap Growth Fund
Salaries/Overides                      $_______   $_______   $_______   $_______
Commissions Paid                       $_______   $_______   $_______   $_______
Marketing, RMM, & Convention Expense   $_______   $_______   $_______   $_______
Total                                  $_______   $_______   $_______   $_______

ING Pilgrim Small Cap Growth Fund
Salaries/Overides                      $_______   $_______   $_______   $_______
Commissions Paid                       $_______   $_______   $_______   $_______
Marketing, RMM, & Convention Expense   $_______   $_______   $_______   $_______
Total                                  $_______   $_______   $_______   $_______

ING Pilgrim Global Brand Names Fund
Salaries/Overides                      $_______   $_______   $_______   $_______
Commissions Paid                       $_______   $_______   $_______   $_______
Marketing, RMM, & Convention Expense   $_______   $_______   $_______   $_______
Total                                  $_______   $_______   $_______   $_______

ING Pilgrim International Equity Fund
Salaries/Overides                      $_______   $_______   $_______   $_______
Commissions Paid                       $_______   $_______   $_______   $_______
Marketing, RMM, & Convention Expense   $_______   $_______   $_______   $_______
Total                                  $_______   $_______   $_______   $_______

ING Pilgrim Emerging Markets Equity Fund
Salaries/Overides                      $_______   $_______   $_______   $_______
Commissions Paid                       $_______   $_______   $_______   $_______
Marketing, RMM, & Convention Expense   $_______   $_______   $_______   $_______
Total                                  $_______   $_______   $_______   $_______

ING Pilgrim European Equity Fund
Salaries/Overides                      $_______   $_______   $_______   $_______
Commissions Paid                       $_______   $_______   $_______   $_______
Marketing, RMM, & Convention Expense   $_______   $_______   $_______   $_______
Total                                  $_______   $_______   $_______   $_______

ING Pilgrim Tax Efficient Equity Fund
Salaries/Overides                      $_______   $_______   $_______   $_______
Commissions Paid                       $_______   $_______   $_______   $_______
Marketing, RMM, & Convention Expense   $_______   $_______   $_______   $_______
Total                                  $_______   $_______   $_______   $_______

ING Pilgrim Focus Fund                 $_______   $_______   $_______   $_______
Salaries/Overides                      $_______   $_______   $_______   $_______
Commissions Paid                       $_______   $_______   $_______   $_______
Marketing, RMM, & Convention Expense   $_______   $_______   $_______   $_______
Total                                  $_______   $_______   $_______   $_______

          Name of Fund                 Class A    Class B    Class C    Class X
          ------------                 -------    -------    -------    -------
ING Pilgrim Global Information
 Technology Fund
Salaries/Overides                      $_______   $_______   $_______   $_______
Commissions Paid                       $_______   $_______   $_______   $_______
Marketing, RMM, & Convention Expense   $_______   $_______   $_______   $_______
Total                                  $_______   $_______   $_______   $_______

ING Pilgrim Global Communications Fund
Salaries/Overides                      $_______   $_______   $_______   $_______
Commissions Paid                       $_______   $_______   $_______   $_______
Marketing, RMM, & Convention Expense   $_______   $_______   $_______   $_______
Total                                  $_______   $_______   $_______   $_______

ING Pilgrim Global Real Estate Fund
Salaries/Overides                      $_______   $_______   $_______   $_______
Commissions Paid                       $_______   $_______   $_______   $_______
Marketing, RMM, & Convention Expense   $_______   $_______   $_______   $_______
Total                                  $_______   $_______   $_______   $_______

ING Pilgrim Internet Fund              $_______   $_______   $_______   $_______
Salaries/Overides                      $_______   $_______   $_______   $_______
Commissions Paid                       $_______   $_______   $_______   $_______
Marketing, RMM, & Convention Expense   $_______   $_______   $_______   $_______
Total                                  $_______   $_______   $_______   $_______

ING Pilgrim Internet Fund II
Salaries/Overides                      $_______   $_______   $_______   $_______
Commissions Paid                       $_______   $_______   $_______   $_______
Marketing, RMM, & Convention Expense   $_______   $_______   $_______   $_______
Total                                  $_______   $_______   $_______   $_______

ING Pilgrim Intermediate Bond Fund
Salaries/Overides                      $_______   $_______   $_______   $_______
Commissions Paid                       $_______   $_______   $_______   $_______
Marketing, RMM, & Convention Expense   $_______   $_______   $_______   $_______
Total                                  $_______   $_______   $_______   $_______

ING Pilgrim High Yield Bond Fund
Salaries/Overides                      $_______   $_______   $_______   $_______
Commissions Paid                       $_______   $_______   $_______   $_______
Marketing, RMM, & Convention Expense   $_______   $_______   $_______   $_______
Total                                  $_______   $_______   $_______   $_______

ING Pilgrim International Bond Fund
Salaries/Overides                      $_______   $_______   $_______   $_______
Commissions Paid                       $_______   $_______   $_______   $_______
Marketing, RMM, & Convention Expense   $_______   $_______   $_______   $_______
Total                                  $_______   $_______   $_______   $_______

ING Pilgrim National Tax-Exempt Bond Fund
Salaries/Overides                      $_______   $_______   $_______   $_______
Commissions Paid                       $_______   $_______   $_______   $_______
Marketing, RMM, & Convention Expense   $_______   $_______   $_______   $_______
Total                                  $_______   $_______   $_______   $_______

          Name of Fund                 Class A    Class B    Class C    Class X
          ------------                 -------    -------    -------    -------

ING Money Market Fund
Salaries/Overides                      $_______   $_______   $_______   $_______
Commissions Paid                       $_______   $_______   $_______   $_______
Marketing, RMM, & Convention Expense   $_______   $_______   $_______   $_______
Total                                  $_______   $_______   $_______   $_______

ING Pilgrim National Tax-Exempt
 Money Market Fund
Salaries/Overides                      $_______   $_______   $_______   $_______
Commissions Paid                       $_______   $_______   $_______   $_______
Marketing, RMM, & Convention Expense   $_______   $_______   $_______   $_______
Total                                  $_______   $_______   $_______   $_______

     The higher distribution fee attributable to Class B and Class C shares is designed to permit an investor to purchase such shares through registered representatives of the Distributor and other broker-dealers without the assessment of an initial sales load and at the same time to permit the Distributor to compensate its registered representatives and other broker-dealers in connection with the sale of such shares. The distribution fee for all classes may be used by the Distributor for the purpose of financing any activity which is primarily intended to result in the sale of shares of the applicable Fund. For example, such distribution fee may be used by the
Distributor: (a) to compensate broker-dealers, including the Distributor and its registered representatives, for their sale of Fund shares, including the implementation of various incentive programs with respect to broker-dealers, banks, and other financial institutions, (b) to pay for interest and other borrowing costs incurred by the distributor; and (c) to pay other advertising and promotional expenses in connection with the distribution of Fund shares. These advertising and promotional expenses include, by way of example but not by way of limitation, costs of prospectuses for other than current shareholders; preparation and distribution of sales literature; advertising of any type; expenses of branch offices provided jointly by the Distributor and affiliated companies; and compensation paid to and expenses incurred by officers, employees or representatives of the Distributor or of other broker-dealers, banks, or other financial institutions, including travel, entertainment, and telephone expenses.

     Agreements implementing the Plan of Distribution (the "Implementation Agreements"), including agreements with dealers wherein such dealers agree for a fee to act as agents for the sale of the Funds' shares, are in writing and have been approved by the Board of Trustees. All payments made pursuant to the Plan of Distribution are made in accordance with written agreements.

     The continuance of the Plan of Distribution and the Implementation Agreements must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Plan or any Implementation Agreement (the "Independent Trustees") at a meeting called for the purpose of voting on such continuance. The Plan of Distribution may be terminated at any time by a vote of the majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund or the applicable class of a Fund. In the event the Plan of Distribution is terminated in accordance with its terms, the affected Fund (or class) will not be required to make any payments for distribution expenses incurred after the termination date, although the Board of Trustees may allow the Funds to pay distribution expenses to the Distributor which were incurred before the Plan was terminated. Each Implementation Agreement terminates automatically in the event of its assignment and may be terminated at any time by a vote of the majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund (or the applicable class) on not more than 60 days' written notice to any other party to the Implementation Agreement. The Plan of Distribution may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plan of Distribution must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

     In approving the Plan of Distribution, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders. The Board of Trustees believes that expenditure of the Funds' assets for distribution expenses under the Plan of Distribution should assist in the growth of the Funds which will benefit the Funds and their shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plan of Distribution will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan. There can be no assurance that the benefits anticipated from the expenditure of the Funds' assets for distribution will be realized. While the Plan of Distribution is in effect, all amounts spent by the Funds pursuant to the Plan and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. Distribution expenses attributable to the sale of more than one class of shares of a Fund will be allocated at least annually to each class of shares based upon the ratio in which the sales of each class of shares bears to the sales of all of the shares of such Fund. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

SHAREHOLDER SERVICING PLAN

     Each Fund has adopted a Shareholder Servicing Plan pursuant to which it may pay a service fee up to an annual rate of 0.25% of the average daily net assets of its Class A, Class B, and Class C shares to various banks, trust companies, broker-dealers or other financial organizations including the Manager and its affiliates (collectively, "Service Organizations") that provide certain administrative and support services to their customers who own shares of the Funds. These services may include, but are not limited to, (a) answering routine customer inquiries regarding the Funds; (b) assisting customers in changing dividend options, account designations and addresses, and in enrolling into any of the several investment plans offered by the Funds; (c) assisting in processing purchase and redemption transactions, including arranging wire transfers, transmitting and receiving funds, and verifying customer signatures; and (d) providing such other similar services directly to their customers to the extent permitted under applicable statutes, rules and regulations.

     Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than the minimum initial or subsequent investments specified by the Funds or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Funds. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult them regarding any such fees or conditions.

                          EXPENSE LIMITATION AGREEMENTS

     The Investment Manager entered into expense limitation agreements with the following Funds, pursuant to which the Investment Manager has agreed to waive or limit its fees. In connection with these agreements and certain U.S. tax requirements, the Investment Manager will assume other expenses so that the total annual ordinary operating expenses of the Funds (which excludes interest, taxes, brokerage commissions, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of each Fund's business, and expenses of any counsel or other persons or services retained by the Company's directors who are not "interested persons" (as defined in the 1940 Act) of the Investment Manager) do not exceed:

           Name of Fund                                  Class A    Class B    Class C    Class I
           ------------                                  -------    -------    -------    -------
ING Pilgrim Large Cap Growth Fund                         1.29%      1.94%      1.94%      0.74%
ING Pilgrim Growth & Income Fund                          1.32%      1.97%      1.97%       N/A
ING Pilgrim Mid Cap Growth Fund                           1.50%      2.15%      2.15%       N/A
ING Pilgrim Small Cap Growth Fund                         1.43%      2.08%      2.08%       N/A
ING Pilgrim Global Brand Names Fund                       1.53%      2.18%      2.18%       N/A
ING Pilgrim International Equity Fund                     1.59%      2.24%      2.24%      1.04%
ING Pilgrim Emerging Markets Equity Fund                  1.70%      2.35%      2.35%       N/A
ING Pilgrim European Equity Fund                          1.62%      2.27%      2.27%       N/A
ING Pilgrim Tax Efficient Equity Fund                     1.30%      1.95%      1.95%       N/A
ING Pilgrim Focus Fund                                    1.40%      2.05%      2.05%       N/A
ING Pilgrim Global Information Technology Fund            1.59%      2.24%      2.24%       N/A
ING Pilgrim Global Communications Fund                    1.53%      2.18%      2.18%       N/A
ING Pilgrim Global Real Estate Fund                       1.53%      2.18%      2.18%       N/A
ING Pilgrim Internet Fund                                 1.59%      2.24%      2.24%       N/A
ING Pilgrim Internet Fund II                              1.59%      2.24%      2.24%       N/A
ING Pilgrim Intermediate Bond Fund                        0.99%      1.74%      1.74%       N/A
ING Pilgrim High Yield Bond Fund                          1.04%      1.79%      1.79%       N/A
ING Pilgrim International Bond Fund                       1.51%      2.16%      2.16%       N/A
ING Pilgrim National Tax Exempt Bond Fund                 0.96%      1.71%      1.71%       N/A
ING Money Market Fund                                     0.77%      1.41%      1.41%      0.31%
ING Pilgrim National Tax-Exempt Money Market Fund         0.70%      1.45%      1.45%       N/A

                          INVESTMENT POLICIES AND RISKS

     The Prospectus discusses the investment objectives of the Funds and the policies to be employed to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize, and certain risks attendant to such investments, policies and strategies.

     COMMON STOCKS (All Funds, except Money Market Funds). Common stock represents the residual ownership interest in the issuer after all of its obligations and preferred stocks are satisfied. Common stock fluctuates in price in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market volatility.

     PREFERRED STOCKS (All Funds, except Money Market Funds). Preferred stock has a preference over common stock in liquidation and generally in dividends as well, but is subordinated to the liabilities of the issuer in all respects. Preferred stock may or may not be convertible into common stock or debt. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

     U.S. TREASURY OBLIGATIONS. (All Funds). Each Fund may invest in U.S. Treasury obligations, whose principal and interest are backed by the full faith and credit of the United States Government. U.S. Treasury obligations consist of bills, notes and bonds, and separately traded interest and principal component parts of such obligations known as STRIPS, which generally differ in their interest rates and maturities. U.S. Treasury bills, which have original maturities of up to one year, notes, which have maturities ranging from two years to 10 years and bonds, which have original maturities of 10 to 30 years, are direct obligations of the United States Government.

     U.S. GOVERNMENT SECURITIES. (All Funds except ING National Tax-Exempt Money Market Fund). U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Government securities include debt securities issued or guaranteed by U.S. Government-sponsored enterprises and federal agencies and instrumentalities. Some types of U.S. Government securities are supported by the full faith and credit of the United States Government or U.S. Treasury guarantees, such as mortgage-backed certificates guaranteed by the Government National Mortgage Association ("GNMA"). Other types of U.S. Government securities, such as obligations of the Student Loan Marketing Association, provide recourse only to the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States Government, the investor must look to the agency issuing or guaranteeing the obligation for ultimate repayment.

     STRIPS AND ZERO COUPON SECURITIES (All Funds). Each Fund may invest in separately traded principal and interest components of securities backed by the full faith and credit of the United States Treasury. The principal and interests components of United States Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the United States Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of United States Treasury bills with comparable maturities. The Funds will not actively trade in STRIPS.

     The Funds may invest in zero coupon securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are more sensitive to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.

     WHEN-ISSUED, DELAYED-DELIVERY SECURITIES AND FORWARD COMMITMENTS (All Funds). The Funds may purchase securities on a when-issued or delayed-delivery basis and may purchase or sell securities on a forward commitment basis. When-issued or delayed-delivery transactions arise when securities are purchased by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment transaction is an agreement by a Fund to purchase or sell securities at a specified future date. When a Fund engages in these transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Fund missing the opportunity to obtain a price or yield considered to be advantageous. When-issued and delayed-delivery transactions and forward commitment transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made by a Fund until it receives payment or delivery from the other party to the transaction. A separate account containing only liquid assets equal to the value of purchase commitments will be maintained until payment is made. The securities so purchased are subject to market fluctuation during this period and no income accrues to the Fund until settlement takes place. While the Funds normally enter into these transactions with the intention of actually receiving or delivering the securities, they may sell these securities before the settlement date or enter into new commitments to extend the delivery date into the future, if the Sub-Adviser considers such action advisable as a matter of investment strategy. Such securities have the effect of leverage on the Funds and may contribute to volatility of a Fund's net asset value.

     WARRANTS (All Funds). The Funds may purchase warrants. A warrant gives the purchaser the right to purchase securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of a warrant typically is much lower than the current market price of the underlying securities and therefore are subject to greater price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss.

     COMMERCIAL PAPER (All Funds except ING National Tax-Exempt Money Market
Fund). Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions and similar taxable instruments issued by government agencies and instrumentalities. All commercial paper purchased by the ING Money Market Fund is, at the time of investment, (i) rated in the highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs"), (ii) issued or guaranteed as to principal and interest by issuers having an existing debt security rating in the highest rating categories by a least two NRSROs, or (iii) securities which, if not rated or single rated, are, in the opinion of the Fund's Sub-Adviser, of an investment quality comparable to rated commercial paper in which the Fund may invest. See "Variable Rate Demand Obligations and Floating Rate Instruments."

     DOMESTIC AND FOREIGN BANK OBLIGATIONS (All Funds). These obligations include but are not restricted to certificates of deposit, commercial paper, Yankee dollar certificates of deposit, bankers' acceptances, Eurodollar certificates of deposit and time deposits, promissory notes and medium-term deposit notes. The Funds will not invest in any obligations of their affiliates, as defined under the Investment Company Act of 1940 (the"1940 Act").

     Each Fund limits its investment in United States bank obligations to obligations of United States banks (including foreign branches). Each Fund limits its investment in foreign bank obligations to United States dollar-denominated obligations of foreign banks (including United States branches of foreign banks) which in the opinion of the Sub-Adviser, are of an investment quality comparable to obligations of United States banks which may be purchased by the Funds.

     Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Investments in fixed time deposits subject to withdrawal penalties maturing in more than seven days may not exceed 15% of the value of the net assets of the Funds (10% of the value of the net assets in the case of money market funds).

     Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks, or that the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not subject to examination by any United States Government agency or instrumentality.

     Investments in Eurodollar and Yankee dollar obligations involve additional risks. Most notably, there generally is less publicly available information about foreign companies; there may be less governmental regulation and supervision; they may use different accounting and financial standards; and the adoption of foreign governmental restrictions may adversely affect the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.

     CORPORATE DEBT SECURITIES (All Funds). Fund investment in these securities is limited to corporate debt securities (corporate bonds, debentures, notes and similar corporate debt instruments) which meet the rating criteria established for each Fund.

     The ratings of Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), and other NRSROs represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, each Fund's Sub-Adviser will consider such event in its determination of whether the Fund should continue to hold the security. To the extent the ratings given by an NRSRO may change as a result of changes in such organizations or their rating systems, the Sub-Adviser will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI.

     It is possible that unregistered securities purchased by a Fund in reliance upon Section 4(2) or Rule 144A under the Securities Act of 1933 could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

     MORTGAGE-RELATED SECURITIES (All Funds except ING Pilgrim National Tax-Exempt Bond Fund, ING National Tax-Exempt Money Market Fund). To the extent permitted by the Funds' policies, the Funds may invest in mortgage-backed securities, including those which represent undivided ownership interests in pools of mortgages. The U.S. Government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of a Fund's shares. Consistent with the Funds' respective investment objective and policies, mortgages backing the securities which may be purchased by the Funds include conventional thirty-year fixed-rate mortgages, graduated payment mortgages, fifteen-year mortgages, adjustable rate mortgages and balloon payment mortgages. A balloon payment mortgage-backed security is an amortized mortgage security with installments of principal and interest, the last installment of which is predominantly principal. All of these mortgages can be used to create pass-through securities. A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an undivided mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal then their stated maturity would indicate. The remaining expected average life of a pool of mortgage loans underlying a mortgage-backed security is a prediction of when the mortgage loans will be repaid and is based upon a variety of factors, such as the demographic and geographic characteristics of the borrowers and the mortgaged properties, the length of time that each of the mortgage loans has been outstanding, the interest rates payable on the mortgage loans and the current interest rate environment.

     During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When mortgage obligations are prepaid, the Funds reinvest the prepaid amounts in securities, the yields of which reflect interest rates prevailing at that time. Therefore, a Fund's ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages are reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium generally will result in capital losses.

     GNMA CERTIFICATES (All Funds except ING Pilgrim National Tax-Exempt Bond Fund, ING National Tax-Exempt Money Market Fund). Certificates of the Government National Mortgage Association (GNMA Certificates) are mortgage-backed securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Funds may purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment. The GNMA Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans;
(ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one- to-four-family housing units. Legislative changes may be proposed from time to time in relation to the Department of Housing and Urban Development which, if adopted, could alter the viability of investing in GNMAs.

     FNMA CERTIFICATES (All Funds except ING Pilgrim National Tax-Exempt Bond Fund, ING National Tax-Exempt Money Market Fund). FNMA is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. FNMA acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly.

     Each FNMA Certificate will entitle the registered holder thereof to receive amounts, representing such holder's pro rata interest in scheduled principal payments and interest payments (at such FNMA Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such FNMA Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal and interest on each FNMA Certificate will be guaranteed by FNMA, which guarantee is not backed by the full faith and credit of the U.S. Government.

     Each FNMA Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

     FHLMC SECURITIES (All Funds except ING Pilgrim National Tax-Exempt Bond Fund and ING National Tax-Exempt Money Market Fund). The Federal Home Loan Mortgage Corporation (FHLMC) was created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970 (FHLMC Act). Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages.

     The FHLMC issues two types of mortgage pass-through securities, mortgage participation certificates (PCs) and guaranteed mortgage certificates (GMCs). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal.

     GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years.

     FHLMC CERTIFICATES (All Funds except ING Pilgrim National Tax-Exempt Bond Fund and ING National Tax-Exempt Money Market Fund). FHLMC is a corporate instrumentality of the United States created pursuant to the FHLMC Act. The principal activity of FHLMC consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily FHLMC Certificates.

     FHLMC guarantees to each registered holder of the FHLMC Certificate the timely payment of interest at the rate provided for by such FHLMC Certificate, whether or not received. FHLMC also guarantees to each registered holder of a FHLMC Certificate ultimate collection of all principal on the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. FHLMC may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. Government.

     FHLMC Certificates represent a pro rata interest in a group of mortgage loans (a FHLMC Certificate group) purchased by FHLMC. The mortgage loans underlying the FHLMC Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. An FHLMC Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participation comprising another FHLMC Certificate group.

     The market value of mortgage securities, like other securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. However, mortgage securities, while having comparable risk of decline during periods of rising rates, usually have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline. In addition, to the extent such mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments generally will result in some loss of the holders' principal to the extent of the premium paid. On the other hand, if such mortgage securities are purchased at a discount, an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income which when distributed to shareholders will be taxable as ordinary income.

     NON-AGENCY MORTGAGE-BACKED SECURITIES (All Funds except ING Pilgrim National Tax-Exempt Bond Fund and ING National Tax-Exempt Money Market Fund). Certain non-agency private entities also issue mortgage-backed securities. Other than lacking the guarantee by the full faith and credit of the United States, the mortgage-backed securities issued by private issuers generally have characteristics and risks comparable to those issued by GNMA, as discussed above. Some mortgage-backed securities issued by non-agency private issuers may be supported by a pool of mortgages not acceptable to the agency issuers and thus may carry greater risks. Consistent with the Funds' investment objective, policies and quality standards, the Funds may invest in these mortgage-backed securities issued by non-agency private issuers.

     ADJUSTABLE RATE MORTGAGE SECURITIES (All Funds except ING Pilgrim International Bond Fund, ING Pilgrim National Tax-Exempt Bond Fund and ING National Tax-Exempt Money Market Fund). Adjustable rate mortgage securities
(ARMS) are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMS have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMS can and do change in accordance with movements in a particular, pre-specified, published interest rate index.

     The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rate on ARMS generally moves in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of long-term fixed rate securities.

     There are two main categories of indices which serve as benchmarks for periodic adjustments to coupon rates on ARMS: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMS issued by FNMA), tend to lag changes in market rate levels and tend to be somewhat less volatile.

     COLLATERALIZED MORTGAGE OBLIGATIONS (All Funds except ING Pilgrim National Tax-Exempt Bond Fund and ING National Tax-Exempt Money Market Fund). Certain issuers of collateralized mortgage obligations (CMOs), including certain CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits (REMICs), are not considered investment companies pursuant to a rule adopted by the Securities and Exchange Commission ("SEC"), and the Funds may invest in the securities of such issuers without the limitations imposed by the 1940 Act, on investments by the Funds in other investment companies. In addition, in reliance on an earlier SEC interpretation, a Fund's investments in certain other qualifying CMOs, which cannot or do not rely on the rule, are also not subject to the limitation of the 1940 Act on acquiring interests in other investment companies. In order to be able to rely on the SEC's interpretation, these CMOs must be unmanaged, fixed asset issuers, that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities, (c) operate under general exemptive orders exempting them from all provisions of the 1940 Act and (d) are not registered or regulated under the 1940 Act as investment companies. To the extent that a Fund selects CMOs or REMICs that cannot rely on the rule or do not meet the above requirements, the Fund may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

     REAL ESTATE SECURITIES (All Funds except the Money Market Funds). The Funds may invest in real estate investment trusts ("REITs") and other real estate industry operating companies ("REOCs"). For purposes of a Fund's investments, a REOC is a company that derives at least 50% of its gross revenues or net profits from either (1) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate, or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Although the Funds will not invest directly in real estate, the fund may invest in equity securities of issuers primarily engaged in or related to the real estate industry. Therefore, an investment in REITs is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the REITs' investments are concentrated geographically, by property type or in certain other respects, the REITs may be subject to certain of the foregoing risks to a greater extent. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the U.S. Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act.

     REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

     Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

     Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. In addition, the value of such securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by the Fund. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest or to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

     OPEN-END AND CLOSED-END INVESTMENT COMPANIES. (All Funds). Each Fund may invest in shares of other open-end and closed-end management investment companies, subject to the limitations of the 1940 Act and subject to such investments being consistent with the overall objective and policies of the Fund making such investment. The purchase of securities of other investment companies results in duplication of expenses such that investors indirectly bear a proportionate share of the expenses of such mutual funds including operating costs, and investment advisory and administrative fees.

     ASSET-BACKED SECURITIES (All Funds except ING Pilgrim National Tax-Exempt Bond Fund and ING National Tax-Exempt Money Market Fund). The Funds are permitted to invest in asset-backed securities. Through the use of trusts and special purpose subsidiaries, various types of assets, primarily home equity loans and automobile and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above. Consistent with the Funds' investment objectives, policies and quality standards, the Funds may invest in these and other types of asset-backed securities which may be developed in the future.

     Asset-backed securities involve certain risks that are not posed by mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the benefit of a complete security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities. The risks associated with asset-backed securities are often reduced by the addition of credit enhancements such as a letter of credit from a bank, excess collateral or a third-party guarantee.

     FOREIGN SECURITIES (All Funds except, ING Pilgrim National Tax-Exempt Bond Fund and the Money Market Funds). As described in the Prospectus, changes in foreign exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar.

     Since the Funds may invest in securities denominated in currencies other than the U.S. dollar, and since those Funds may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, a Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates will influence values within the Fund from the perspective of U.S. investors. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

     The Funds may enter into foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted between currency traders (usually large commercial banks) and their customers. Forward foreign currency exchange contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     The Funds also are authorized to use a proxy currency to hedge a foreign exchange risk. This is done by using a forward foreign exchange contract in a currency other than the currency of the asset subject to hedging. By engaging in cross-hedging transactions, a Fund assumes the risk of imperfect correlation between the subject currencies. This practice may present risks different from, or in addition to, the risks associated with investments in foreign currencies made to lock in the U.S. dollar price of a security.

     Emerging Country and Emerging Securities Markets (ING Pilgrim Emerging Markets Equity Fund, ING Pilgrim International Equity Fund, ING Pilgrim High Yield Bond Fund, ING Pilgrim Intermediate Bond Fund and ING Pilgrim International Bond Fund). Trading volume on emerging country stock exchanges is substantially less than that on the New York Stock Exchange. Further, securities of some emerging country or emerging market companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most emerging country bond markets is substantially less than in the U.S. and, consequently, volatility of price can be greater than in the U.S. Fixed commissions on emerging country stock or emerging market exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions and may be able to purchase the securities in which the Fund may invest on other stock exchanges where commissions are negotiable. Foreign stock exchanges, brokers and listed companies are generally subject to less government supervision and regulation than in the United States. The customary settlement time for foreign securities may be longer than the five-day customary settlement time for United States securities.

     Companies in emerging countries are not generally subject to uniform accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. companies. Consequently, there may be less publicly available information about an emerging country company than about a U.S. company. Further, there is generally less governmental supervision and regulation of foreign stock exchanges, brokers and listed companies than in the U.S.

     DEPOSITORY RECEIPTS (All Stock Funds, ING Pilgrim High Yield Bond Fund, ING Pilgrim Intermediate Bond Fund and ING Pilgrim International Bond Fund). American Depositary Receipts ("ADRs") are U.S. dollar-denominated receipts generally issued by domestic banks, which evidence the deposit with the bank of the common stock of a foreign issuer and which are publicly traded on exchanges or over-the-counter in the United States.

     The Funds may invest in both sponsored and unsponsored ADR programs. There are certain risks associated with investments in unsponsored ADR programs. Because the non-U.S. company does not actively participate in the creation of the ADR program, the underlying agreement for service and payment will be between the depository and the shareholder. The company issuing the stock underlying the ADR pays nothing to establish the unsponsored facility, as fees for ADR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment.

     In an unsponsored ADR program, there also may be several depositories with no defined legal obligations to the non-U.S. company. The duplicate depositories may lead to marketplace confusion because there would be no central source of information to buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports. In addition, with respect to all ADRs there is always the risk of loss due to currency fluctuations.

     Investments in ADRs involve certain risks not typically involved in purely domestic investments, including future foreign political and economic developments, and the possible imposition of foreign governmental laws or restrictions applicable to such investments. Securities of foreign issuers through ADRs are subject to different economic, financial, political and social factors. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. With respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect the value of the particular ADR. There may be less publicly available information about a foreign company than about a U.S. company, and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in a Fund's possible inability to convert proceeds realized upon the sale of portfolio securities of the affected foreign companies immediately into U.S. currency. The Funds may also invest in European Depository Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). EDRs are receipts issued in bearer form by a European financial institution and traded in European securities' markets. GDRs are receipts issued globally. EDRs are designed for trading in European Markets and GDRs are designed for trading in non-U.S. securities markets. Investments in EDRs and GDRs involve similar risks as ADRs.

     CONVERTIBLE SECURITIES (All Funds except ING Pilgrim National Tax-Exempt Bond Fund and the Money Market Funds). Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock and, therefore, are deemed to be equity securities for purposes of the Funds' management policies. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but nonconvertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar nonconvertible securities.

     Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

     Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

     VARIABLE RATE DEMAND OBLIGATIONS AND FLOATING RATE INSTRUMENTS. (All Funds). The Funds may acquire variable rate demand obligations. Variable and floating rate instruments are frequently not rated by credit rating agencies; however, unrated variable and floating rate instruments purchased by a Fund will be determined by the Sub-Adviser to be of comparable quality at the time of purchase to rated instruments eligible for purchase by the Funds. In making such determinations, the Sub-Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, investment banking, bank holding and other companies) and will continuously monitor their financial condition. There may not be an active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund. The absence of such an active secondary market could make it difficult for a Fund to dispose of the variable or floating rate instrument involved. In the event the issuer of the instrument defaulted on its payment obligations, a Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable and floating rate instruments may be secured by bank letters of credit, guarantees or lending commitments.

     GUARANTEED INVESTMENT CONTRACTS (All Funds). The Funds may invest in Guaranteed Investment Contracts ("GICs") issued by insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. In addition, because the Funds may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments invested in by a Fund which are not readily marketable, will not exceed 15% (10% in the case of ING Money Market Funds) of a Fund's net assets. The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

     PRIVATE FUNDS (All Stock Funds and ING Pilgrim High Yield Bond Fund). The Funds may invest in U.S. or foreign private limited partnerships or other investment funds ("Private Funds"). Investments in Private Funds may be highly speculative and volatile. Because Private Funds generally are investment companies for purposes of the 1940 Act, the Fund's ability to invest in them will be limited. In addition, Fund shareholders will remain subject to the Fund's expenses while also bearing their pro rata share of the operating expenses of the Private Funds. The ability of the Fund to dispose of interests in Private Funds is very limited and involves risks, including loss of the Fund's entire investment in the Private Fund.

     OPTIONS ON SECURITIES (All Funds except ING Pilgrim National Tax-Exempt Bond Fund and the Money Market Funds). Each Fund may purchase put and call options. In addition, each Fund may write (sell) "covered" call options on securities as long as it owns the underlying securities subject to the option or an option to purchase the same underlying securities, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain for the term of the option a segregated account consisting of cash or other liquid securities ("eligible securities") to the extent required by applicable regulation in connection with the optioned securities. A Fund may write "covered" put options provided that, as long as the Fund is obligated as a writer of a put option, the Fund will own an option to sell the underlying securities subject to the option, having an exercise price equal to or greater than the exercise price of the "covered" option, or it will deposit and maintain in a segregated account eligible securities having a value equal to or greater than the exercise price of the option. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during or at the end of the option period. A put option gives the purchaser the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price during or at the end of the option period. The premium received for writing an option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the price volatility of the underlying security, the option period, supply and demand and interest rates. The Funds may write or purchase spread options, which are options for which the exercise price may be a fixed dollar spread or yield spread between the security underlying the option and another security that is used as a benchmark. The exercise price of an option may be below, equal to or above the current market value of the underlying security at the time the option is written. The buyer of a put who also owns the related security is protected by ownership of a put option against any decline in that security's price below the exercise price less the amount paid for the option. The ability to purchase put options allows a Fund to protect capital gains in an appreciated security it owns, without being required to actually sell that security. At times a Fund would like to establish a position in a security upon which call options are available. By purchasing a call option, a Fund is able to fix the cost of acquiring the security, this being the cost of the call plus the exercise price of the option. This procedure also provides some protection from an unexpected downturn in the market because a Fund is only at risk for the amount of the premium paid for the call option which it can, if it chooses, permit to expire.

     During the option period the covered call writer gives up the potential for capital appreciation above the exercise price should the underlying asset rise in value, and the secured put writer retains the risk of loss should the underlying security decline in value. For the covered call writer, substantial appreciation in the value of the underlying asset would result in the security being "called away." For the secured put writer, substantial depreciation in the value of the underlying security would result in the security being "put to" the writer. If a covered call option expires unexercised, the writer realizes a gain in the amount of the premium received. If the covered call option writer has to sell the underlying security because of the exercise of a call option, it realizes a gain or loss from the sale of the underlying security, with the proceeds being increased by the amount of the premium.

     If a secured put option expires unexercised, the writer realizes a gain from the amount of the premium. If the secured put writer has to buy the underlying security because of the exercise of the put option, the secured put writer incurs an unrealized loss to the extent that the current market value of the underlying security is less than the exercise price of the put option. However, this would be offset in whole or in part by gain from the premium received.

     OVER-THE-COUNTER OPTIONS (All Funds except ING Pilgrim National Tax-Exempt Bond Fund and the Money Market Funds). As indicated in the prospectus, each Fund may deal in over-the-counter traded options ("OTC options"). OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise, in which event a Fund may experience material losses. However, in writing options the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Since there is no exchange, pricing is normally done by reference to information from market makers, which information is carefully monitored by the investment manager and verified in appropriate cases.

     A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, a Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when a Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote it. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, a secured put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of such put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

     The staff of the SEC has taken the position that purchased options not traded on registered domestic securities exchanges and the assets used as cover for written options not traded on such exchanges are generally illiquid securities. However, the staff has also opined that, to the extent a mutual fund sells an OTC option to a primary dealer that it considers creditworthy and contracts with such primary dealer to establish a formula price at which the fund would have the absolute right to repurchase the option, the fund would only be required to treat as illiquid the portion of the assets used to cover such option equal to the formula price minus the amount by which the option is in-the-money. Pending resolution of the issue, the Funds will treat such options and, except to the extent permitted through the procedure described in the preceding sentence, assets as subject to each such Fund's limitation on investments in securities that are not readily marketable.

     OPTIONS ON INDICES (All Funds except ING Pilgrim National Tax-Exempt Bond Fund and the Money Market Funds). Each Fund also may purchase and write call and put options on securities indices in an attempt to hedge against market conditions affecting the value of securities that the Fund owns or intends to purchase, and not for speculation. Through the writing or purchase of index options, a Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities. Price movements in securities that the Fund owns or intends to purchase will probably not correlate perfectly with movements in the level of an index since the prices of such securities may be affected by somewhat different factors and, therefore, the Fund bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.

     When a Fund writes an option on a securities index, it will segregate and mark-to-market eligible securities to the extent required by applicable regulation. In addition, where the Fund writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Fund will segregate and mark-to-market, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

     Each Fund may also purchase and sell options on other appropriate indices, as available, such as foreign currency indices. Options on a securities index involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by a Fund may expire worthless, in which case the fund would lose the premium paid therefore.

     FOREIGN CURRENCY OPTIONS (All Funds except ING Pilgrim National Tax-Exempt Bond Fund and the Money Market Funds). Each Fund may engage in foreign currency options transactions. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options any time prior to expiration.

     A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if the Fund has entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the Fund would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

     DOLLAR ROLL TRANSACTIONS (All Funds except ING Pilgrim National Tax-Exempt Bond Fund and the Money Market Funds). In connection with their ability to purchase securities on a when-issued or forward commitment basis, the Funds may enter into "dollar rolls" in which the Funds sell securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Funds give up the right to receive principal and interest paid on the securities sold. However, the Funds would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income and capital appreciation that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Funds compared with what such performance would have been without the use of dollar rolls. The Funds will hold and maintain in a segregated account until the settlement date liquid assets in an amount equal to the value of the when-issued or forward commitment securities. The benefits derived from the use of dollar rolls may depend, among other things, upon the Sub-Advisers' ability to predict interest rates correctly. There is no assurance that dollar rolls can be successfully employed. In addition, the use of dollar rolls by the Funds while remaining substantially fully invested increases the amount of a Fund's assets that are subject to market risk to an amount that is greater than the Fund's net asset value, which could result in increased volatility of the price of the Fund's shares.

     SWAP AGREEMENTS (All Funds except the Money Market Funds). To manage its exposure to different types of investments, the Funds may enter into interest rate, total return, currency and mortgage (or other asset) swap agreements and may purchase and sell interest rate "caps," "floors" and "collars." In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specified amount (the "notional principal amount") in return for payments to a fixed interest rate on the same amount for a specified period. Total return swap agreements are similar to interest rate swap agreements, except the numerical amount is tied to a market-linked return. If a swap agreement provides for payment in different currencies, the parties may also agree to exchange the notional principal amount. Mortgage swap agreements are similar to interest rate swap agreements, except that the notional principal amount is tied to a reference pool of mortgages. In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed upon level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed upon level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed upon range.

     Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Fund's performance. Swap agreements involve risks depending upon the counterparties creditworthiness and ability to perform as well as the Fund's ability to terminate its swap agreements or reduce its exposure through offsetting transactions. The Sub-Advisers monitor the creditworthiness of counterparties to these transactions and intend to enter into these transactions only when they believe the counterparties present minimal credit risks and the income expected to be earned from the transaction justifies the attendant risks.

     FOREIGN CURRENCY FUTURES TRANSACTIONS (All Funds except ING Pilgrim National Tax-Exempt Bond Fund and the Money Market Funds). As part of its financial futures transactions, each Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, a Fund may be able to achieve many of the same objectives as through forward foreign currency exchange contracts more effectively and possibly at a lower cost.

     Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

     FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES (All Funds except ING Pilgrim National Tax-Exempt Bond Fund and the Money Market Funds). A Fund may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Sub-Adviser to be of comparable quality to the other obligations in which the Fund may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

     INTEREST RATE FUTURES CONTRACTS (All Funds except ING Pilgrim National Tax-Exempt Bond Fund and the Money Market Funds). The Funds may purchase and sell interest rate futures contracts ("futures contracts") as a hedge against changes in interest rates. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Future contracts are traded on designated "contracts markets" which, through their clearing corporations, guarantee performance of the contracts. Currently, there are futures contracts based on securities such as long-term U.S. Treasury bonds, U.S. Treasury notes, GNMA Certificates and three-month U.S. Treasury bills.

     Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly. For example, if a Fund holds long-term U.S. Government securities and the Sub-Adviser anticipates a rise in long-term interest rates, it could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If rates increased and the value of a Fund's portfolio securities declined, the value of a Fund's futures contracts would increase, thereby protecting the Fund by preventing its net asset value from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of securities has an effect similar to actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if the Sub-Adviser expects long-term interest rates to decline, a Fund might enter into futures contracts for the purchase of long-term securities, so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase, while continuing to hold higher-yielding short-term securities or waiting for the long-term market to stabilize. Futures transactions may fail as hedging techniques where price movements of the underlying securities do not follow price movements of the portfolio securities subject to the hedge. The loss with respect to futures transactions is potentially unlimited. Also, the Funds may be unable to control losses by closing its position where a liquid secondary market does not exist.

     SHORT SALES (ING Pilgrim International Equity Fund, ING Pilgrim Emerging Markets Equity Fund, ING Pilgrim Intermediate Bond Fund and ING Pilgrim High Yield Bond Fund). The Funds may sell a security it does not own in anticipation of a decline in the market value of that security (short sales). To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Fund replaces a borrowed security, the Funds will maintain daily a segregated account with the Funds' custodian, consisting of liquid assets, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Funds will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale. No more than 25% of a Fund's net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) allocated to segregated accounts in connection with short sales. Short sales against-the-box are not subject to this 25% limit.

     In a short sale "against-the-box," a Fund enters into a short sale of a security which the Fund owns or has the right to obtain at no added cost. Not more than 25% of a Fund's net assets (determined at the time of the short sale against-the-box) may be subject to such sales.

     LOANS OF PORTFOLIO SECURITIES. (All Funds). The Funds may lend their portfolio securities to brokers, dealers and financial institutions, provided:
(1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Funds may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Funds will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of a particular Fund.

     The Funds will earn income for lending their securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, the Funds may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

     REPURCHASE AGREEMENTS. (All Funds). The Funds may invest in securities subject to repurchase agreements with U.S. banks or broker-dealers. Such agreements may be considered to be loans by the Funds for purposes of the 1940 Act. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed-upon rate is unrelated to the interest rate on that security. Each Fund's Sub-Adviser will monitor the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the security always equals or exceeds the repurchase price. In the event of default by the seller under the repurchase agreement, the Funds may have problems in exercising their rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities.

     BORROWING. (All Funds). A Fund may borrow from banks up to 33 1/3% of the current value of its net assets to purchase securities and for temporary or emergency purposes and those borrowings may be secured by the pledge of not more than 33 1/3% of the current value of that Fund's net assets.

     REVERSE REPURCHASE AGREEMENTS (All Funds). A Fund may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, a Fund will maintain in a segregated account, other liquid assets (as determined by the Board) of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

     LOWER-RATED SECURITIES. (ING Pilgrim Emerging Markets Equity Fund, ING Pilgrim High Yield Bond Fund, ING Pilgrim Intermediate Bond Fund and ING Pilgrim International Bond Fund). Lower-rated securities are lower-rated bonds commonly referred to as junk bonds or high-yield/high-risk securities. These securities are rated below Baa by Moody's or below BBB by S&P. As described in the Prospectus, certain of the Funds may invest in lower rated and unrated securities of comparable quality subject to the restrictions stated in the Prospectus.

     GROWTH OF HIGH-YIELD HIGH-RISK BOND MARKET. The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector more vulnerable to economic downturns or increased interest rates. Further, an economic downtown could severely disrupt the market for lower-rated bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. The market for lower-rated securities may be less active, causing market price volatility and limited liquidity in the secondary market. This may limit the Funds' ability to sell such securities at their market value. In addition, the market for these securities may be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security.

     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. Lower rated bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and the Fund's net asset value.

     PAYMENT EXPECTATIONS. High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as will the value of the Fund's assets. If the Fund experiences significant unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Fund's rate of return.

     LIQUIDITY AND VALUATION. There may be a little trading in the secondary market for particular bonds, which may affect adversely the Fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

     ILLIQUID SECURITIES. Each Fund has adopted a non-fundamental policy with respect to investments in illiquid securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended ("Securities Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

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
     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on either an efficient institutional market in which the unregistered security can be readily resold or on the issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Each Fund may also invest in restricted securities issued under Section 4(2) of the Securities Act ("Section 4(2)"), which exempts from registration "transactions by an issuer not involving any public offering." Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer and only to institutional investors; they cannot be resold to the general public without registration. Restricted securities issued under Section 4(2) (other than certain commercial paper issued pursuant to Section 4(2) discussed below) will be treated as illiquid and subject to the Fund's investment restriction on illiquid securities.

     Pursuant to procedures adopted by the Board of Trustees, the Funds may treat certain commercial paper issued pursuant to Section 4(2) as a liquid security and not subject to the Funds' investment restriction on illiquid investments. Section 4(2) commercial paper may be considered liquid only if all of the following conditions are met: (i) the Section 4(2) commercial paper must not be traded flat (i.e. without accrued interest) or be in default as to principal or interest; and (ii) the Section 4(2) commercial paper must be rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO, or if the security is unrated, the security has been determined to be of equivalent quality.

     The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act applicable to resales of certain securities to qualified institutional buyers. It is the intent of the Funds to invest, pursuant to procedures established by the Board of Trustees and subject to applicable investment restrictions, in securities eligible for resale under Rule 144A which are determined to be liquid based upon the trading markets for the securities.

     Pursuant to guidelines adopted by and under the supervision of the Board of Trustees, the Sub-Adviser will monitor the liquidity of restricted securities in a Fund's portfolio. In reaching liquidity decisions, the Sub-Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security over the course of six months or as determined in the discretion of the Sub-Adviser; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers over the course of six months or as determined in the discretion of the Sub-Adviser; (3) dealer undertakings to make a market in the security; (4) the nature of the security and the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (5) other factors, if any, which the Sub-Adviser deems relevant.

     Rule 144A securities and Section 4(2) commercial paper which are determined to be liquid based upon their trading markets will not, however, be required to be included among the securities considered to be illiquid. Investments in Rule 144A securities and Section 4(2) commercial paper could have the effect of increasing Fund illiquidity.

ADDITIONAL RISK CONSIDERATIONS

     The following pages discuss additional risk considerations associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. Unless indicated otherwise, the following descriptions apply to all Funds.

     GENERAL. The price per share of each of the Funds will fluctuate with changes in value of the investments held by the Fund. For example, the value of a Fund's shares will generally fluctuate inversely with the movements in interest rates. Shareholders of a Fund should expect the value of their shares to fluctuate with changes in the value of the securities owned by the Fund. There is, of course, no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products. In order to attempt to minimize that risk, the Sub-Adviser monitors developments in the economy, the securities markets, and with each particular issuer. Also, each diversified Fund (i.e., all funds except the ING Pilgrim Global Brand Names Fund, ING Pilgrim Focus Fund, ING Pilgrim Global Real Estate Fund, ING Pilgrim Internet Fund, ING Pilgrim Internet Fund II, and ING Pilgrim International Bond
Fund) is managed within certain limitations that restrict the amount of the Fund's investment in any single issuer. The Money Market Funds will attempt to maintain a stable $1.00 net asset value per share.

     EQUITY SECURITIES. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate.

     Investments in mid- and small-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

     REAL ESTATE SECURITIES. While the Funds will not invest in real estate directly, the ING Pilgrim Global Real Estate Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its policy of concentration in the securities of companies in the real estate industry. These risks include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and in the appeal of properties to tenants and changes in interest rates.

     In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit they extend. Further, Equity REITs and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity REITs and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, Equity REITs and Mortgage REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition to the foregoing risks, certain "special purpose" REITs may invest their assets in specific real estate sectors, such as hotel REITs, nursing home REITs or warehouse REITs, and are therefore subject to the risks associated with adverse developments in any such sectors.

     FOREIGN SECURITIES. Investing in the securities of issuers in any foreign country including ADRs and EDRs involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. The Funds' investments may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.

     FIXED INCOME SECURITIES. The market value of a Fund's fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Securities with longer maturities are subject to greater fluctuations in value than securities with shorter maturities. Changes by an NRSRO in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of a Fund's securities will not affect cash income derived from these securities but will affect the Fund's net asset value.

     Securities held by a Fund that are guaranteed by the U.S. Government, its agencies or instrumentalities guarantee only the payment of principal and interest on the guaranteed securities, and do not guarantee the securities' yield or value or the yield or value of a Fund's shares.

     OPTIONS AND FUTURES CONTRACTS. One risk involved in the purchase and sale of futures and options is that a Fund may not be able to effect closing transactions at a time when it wishes to do so. Positions in futures contracts and options on futures contracts may be closed out only on an exchange or board of trade that provides an active market for them, and there can be no assurance that a liquid market will exist for the contract or the option at any particular time. To mitigate this risk, each Fund will ordinarily purchase and write options only if a secondary market for the options exists on a national securities exchange or in the over-the-counter market. Another risk is that during the option period, if a Fund has written a covered call option, it will have given up the opportunity to profit from a price increase in the underlying securities above the exercise price in return for the premium on the option (although the premium can be used to offset any losses or add to a Fund's income) but, as long as its obligation as a writer continues, such Fund will have retained the risk of loss should the price of the underlying security decline. Investors should note that because of the volatility of the market value of the underlying security, the loss from investing in futures transactions is potentially unlimited. In addition, a Fund has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once a Fund has received an exercise notice, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.

     The Funds' successful use of stock index futures contracts, options on such contracts and options on indices depends upon the ability of the Sub-Adviser to predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of the futures contract and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases in the case of stock index futures as the composition of the Funds' portfolios diverges from the composition of the relevant index. Such imperfect correlation may prevent the Funds from achieving the intended hedge or may expose the Funds to risk of loss. In addition, if the Funds purchase futures to hedge against market advances before they can invest in common stock in an advantageous manner and the market declines, the Funds might create a loss on the futures contract. Particularly in the case of options on stock index futures and on stock indices, the Funds' ability to establish and maintain positions will depend on market liquidity. The successful utilization of options and futures transactions requires skills different from those needed in the selection of the Funds' portfolio securities. The Funds believe that the Sub-Adviser possesses the skills necessary for the successful utilization of such transactions.

     The Funds are permitted to engage in bona fide hedging transactions (as defined in the rules and regulations of the Commodity Futures Trading Commission) without any quantitative limitations. Futures and related option transactions which are not for bona fide hedging purposes may be used provided the total amount of the initial margin and any option premiums attributable to such positions does not exceed 5% of each Fund's liquidating value after taking into account unrealized profits and unrealized losses, and excluding any in-the-money option premiums paid. The Funds will not market, and are not marketing, themselves as commodity pools or otherwise as vehicles for trading in futures and related options. The Funds will segregate liquid assets such as cash, U.S. Government securities or other liquid high-grade debt obligations to cover the futures and options.

     TECHNIQUES INVOLVING LEVERAGE . Utilization of leveraging involves special risks and may involve speculative investment techniques. Certain Funds may borrow for other than temporary or emergency purposes, lend their securities, enter reverse repurchase agreements, and purchase securities on a when issued or forward commitment basis. In addition, certain Funds may engage in dollar roll transactions. Each of these transactions involves the use of "leverage" when cash made available to the Fund through the investment technique is used to make additional portfolio investments. The Funds use these investment techniques only when the Sub-Adviser believes that the leveraging and the returns available to the Fund from investing the cash will provide shareholders a potentially higher return.

     Leverage exists when a Fund achieves the right to a return on a capital base that exceeds the investment the Fund has invested. Leverage creates the risk of magnified capital losses which occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the equity base of the Fund. Leverage may involve the creation of a liability that requires the Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment transactions).

     The risks of leverage include a higher volatility of the net asset value of a Fund's shares and the relatively greater effect on the net asset value of the shares caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield obtained from investing the cash. So long as a Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income being realized by such Fund than if the Fund were not leveraged. On the other hand, interest rates change from time to time as does their relationship to each other depending upon such factors as supply and demand, monetary and tax policies and investor expectations. Changes in such factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on a Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to shareholders, such Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share than if a Fund were not leveraged. In an extreme case, if a Fund's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for such Fund to liquidate certain of its investments at an inappropriate time. The use of leverage may be considered speculative.

     NON-DIVERSIFIED INVESTMENT COMPANIES (ING Pilgrim Global Brand Names Fund, ING Pilgrim Focus Fund, ING Pilgrim Global Real Estate Fund, ING Pilgrim Internet Fund, ING Pilgrim Internet Fund II and ING Pilgrim International Bond
Fund). The Funds are classified as non-diversified investment companies under the 1940 Act, which means that each Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of a Fund's assets in the securities of a small number of issuers may cause that Fund's share price to fluctuate more than that of a diversified investment company.

     CONCENTRATION (ING Pilgrim Global Information Technology Fund, ING Pilgrim Global Communications Fund, ING Pilgrim Internet Fund, ING Pilgrim Internet Fund II and ING Pilgrim Global Real Estate Fund). The Funds "concentrate" (for purposes of the 1940 Act) their assets in securities related to a particular sector or industry, which means that at least 25% of its assets will be invested in these assets at all times. As a result, each Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

     PORTFOLIO TURNOVER. Each Fund will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions or fluctuations in interest rates to accomplish its respective investment objective. For example, each Fund may sell portfolio securities in anticipation of an adverse market movement. Other than for tax purposes, frequency of portfolio turnover will not be a limiting factor if a Fund considers it advantageous to purchase or sell securities. The Funds do not anticipate that the respective annual portfolio turnover rates will exceed the following: ING Pilgrim Large Cap Growth

Fund 100%; ING Pilgrim Growth & Income Fund 100%; ING Pilgrim Mid Cap Growth Fund 100%; ING Pilgrim Small Cap Growth Fund 100%; ING Pilgrim Global Brand Names Fund 100%; ING Pilgrim International Equity Fund 200%; ING Pilgrim European Equity Fund 100%; ING Pilgrim Tax Efficient Equity Fund 50%; ING Pilgrim Focus Fund 100%; ING Pilgrim Global Information Technology Fund 100%; ING Pilgrim Global Communications Fund 100%; ING Pilgrim Internet Fund 250%; ING Pilgrim Internet Fund II 250%; ING Pilgrim Emerging Markets Equity Fund 200%; ING Pilgrim Global Real Estate Fund 100%; ING Pilgrim Intermediate Bond Fund 300%; ING Pilgrim High Yield Bond Fund 350%; ING Pilgrim International Bond Fund 150%; and ING Pilgrim National Tax-Exempt Bond Fund 150%. A high rate of portfolio turnover involves correspondingly greater transaction expenses than a lower rate, which expenses must be borne by each Fund and its shareholders.

                             INVESTMENT RESTRICTIONS

The Funds have adopted investment restrictions numbered 1 through 8 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of a Fund's outstanding voting shares. Investment restriction number 9 is not a fundamental policy and may be changed by vote of a majority of the members of the Board of Trustees at any time.

     Each Fund, except as indicated, may not:

     (1) Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of a Fund's total assets). For purposes of this Investment Restriction, the entry into reverse repurchase agreements, options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

     (2) Issue senior securities, except insofar as a Fund may be deemed to have issued a senior security in connection with any repurchase agreement or any permitted borrowing;

     (3) Make loans, except loans of portfolio securities and except that a Fund may enter into repurchase agreements with respect to its portfolio securities and may purchase the types of debt instruments described in its Prospectus or this SAI;

     (4) Invest in companies for the purpose of exercising control or management;

     (5) Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but a Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

     (6) Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

     (7) Purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

     (8) Purchase a security if, as a result, more than 25% of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) this limitation shall not apply to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents; (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry; (d) the ING Money Market Fund will not be limited in its investments in obligations issued by domestic banks; and (e) the ING Pilgrim Global Information Technology Fund, ING Pilgrim Global Communications Fund, ING Pilgrim Internet Fund, ING Pilgrim Internet Fund II and ING Pilgrim Global Real Estate Fund will concentrate their investments as described in the Prospectus.

     (9) Invest more than 15%, 10% in the case of the ING Money Market Funds, of the value of its net assets in investments which are illiquid (including repurchase agreements having maturities of more than seven calendar days, variable and floating rate demand and master demand notes not requiring receipt of principal note amount within seven days' notice and securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange).

     In addition, all Funds except for the ING Pilgrim Global Brand Names Fund, ING Pilgrim Focus Fund, ING Pilgrim Global Real Estate Fund, ING Pilgrim Internet Fund, ING Pilgrim Internet Fund II and ING Pilgrim International Bond Fund are diversified funds. As such, each will not, with respect to 75% (100% with respect to the ING Money Market Funds) of their total assets, invest more than 5% of its total assets in the securities of any one issuer (except for U.S. Government securities) or purchase more than 10% of the outstanding voting securities of any one issuer. The ING Money Market Funds may invest up to 25% of their total assets in the first tier securities of a single issuer for a period of up to three business days after the acquisition thereof provided that the Fund may not invest in the securities of more than one issuer in accordance with this provision at any time.

     Each Stock Fund, except ING Pilgrim Mid Cap Growth, ING Pilgrim International Equity, ING Pilgrim Emerging Markets Equity and ING Pilgrim Focus Funds, will only purchase fixed income securities that are rated investment grade, i.e., rated at least BBB by S&P or Baa by Moody's, or have an equivalent rating from another NRSRO, or if unrated, are determined to be of comparable quality by the Sub-Adviser. The ING Pilgrim Mid Cap Growth Fund and the ING Pilgrim Focus Fund, will only purchase fixed income securities that are rated A or better by S&P or Moody's or have an equivalent rating from another NRSRO, or if unrated, are determined to be of comparable quality by the applicable Sub-Adviser. The ING Pilgrim International Equity Fund will only purchase fixed income securities that are rated at least AA+ by S&P or Aa-2 by Moody's, or have an equivalent rating from another NRSRO, or if unrated, are determined to be of comparable quality by the Sub-Adviser. The ING Pilgrim Emerging Markets Equity Fund may invest in fixed income securities that are rated below investment grade. Money market securities, certificates of deposit, banker's acceptance and commercial paper purchased by the Stock Funds must be rated in one of the two top rating categories by an NRSRO or, if not rated, determined to be of comparable quality by the Stock Fund's Sub-Adviser.

     If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's investments will not constitute a violation of such limitation, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). Otherwise, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund's assets.

                             PORTFOLIO TRANSACTIONS

     Investment decisions for the Funds and for the other investment advisory clients of the Sub-Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Sub-Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

     The Funds have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Funds' Boards of Trustees, the Sub-Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Funds to obtain the best results taking into account the broker-dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities. While the Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available. The reasonableness of such spreads or brokerage commissions will be evaluated by comparing spreads or commissions among brokers or dealers in consideration of the factors listed immediately above and research services described below.

     Purchases and sales of securities will often be principal transactions in the case of debt securities and equity securities traded otherwise than on an exchange. The purchase or sale of equity securities will frequently involve the payment of a commission to a broker-dealer who effects the transaction on behalf of a Fund. Debt securities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price. Generally, money market securities are traded on a net basis and do not involve brokerage commissions. Under the 1940 Act, persons affiliated with the Funds or the Distributor are prohibited from dealing with the Funds as a principal in the purchase and sale of securities except in limited situations permitted by SEC regulations, unless an exemptive order allowing such transactions is obtained from the SEC.

     The aggregate amount of brokerage commissions paid by the Funds during the fiscal years ended October 31, 1999 and October 31, 2000 were:

                    FUND                                      2000        1999
                    ----                                    --------    --------
     ING Pilgrim Large Cap Growth Fund                      $_______    $ 70,079
     ING Pilgrim Growth & Income Fund                       $_______    $ 60,568
     ING Pilgrim Mid Cap Growth Fund                        $_______    $ 53,931
     ING Pilgrim Small Cap Growth Fund                      $_______    $ 77,325
     ING Pilgrim Global Brand Names Fund                    $_______    $ 67,743
     ING Pilgrim International Equity Fund                  $_______    $112,855
     ING Pilgrim European Equity Fund                       $_______    $ 91,450
     ING Pilgrim Emerging Markets Equity Fund               $_______    $_______
     ING Pilgrim Tax-Efficient Equity Fund                  $_______    $ 53,629
     ING Pilgrim Focus Fund                                 $_______    $111,967
     ING Pilgrim Global Information Technology Fund         $_______    $ 49,574
     ING Pilgrim Global Communications Fund                 $_______    $_______
     ING Pilgrim Global Real Estate Fund                    $_______    $_______
     ING Pilgrim Internet Fund                              $_______    $ 3,208
     ING Pilgrim Internet Fund II                           $_______    $_______
     ING Pilgrim Intermediate Bond Fund                     $_______    $     0
     ING Pilgrim High Yield Fund                            $_______    $     0
     ING Pilgrim International Bond Fund                    $_______    $     0
     ING Pilgrim National Tax-Exempt Bond Fund              $_______    $_______
     ING Money Market Fund                                  $_______    $_______
     ING Pilgrim National Tax-Exempt Money Market Fund      $_______    $     0

     The Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Sub-Adviser. By allocating transactions in this manner, the Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. These items, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Sub-Adviser in advising various of its clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The management fee paid by the Funds is not reduced because the Sub-Adviser and its affiliates receive such services.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the Sub-Adviser may cause the Funds to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to the Sub-Adviser an amount of disclosed commission for effecting a securities transaction for the Funds in excess of the commission which another broker-dealer would have charged for effecting that transaction.

     The Sub-Adviser may allocate purchase and sales orders for portfolio securities to broker-dealers that are affiliated with the Manager or the Distributor in agency transactions, if the Sub-Adviser believes the quality of the transaction and commissions are comparable to what they would be with other qualified brokerage firms.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Sub-Adviser may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

PORTFOLIO TURNOVER

     Changes may be made in the portfolio consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. Portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for the period and dividing it by the monthly average of the market value of such securities during the period. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Orders for the purchase of shares will be executed at the net asset value per share plus any applicable initial sales loads (the "public offering price") next determined after an order has been received. The minimum initial investment in a Fund is $1,000 ($250 for an investment by an IRA or any qualified retirement plan). Any subsequent investments must be at least $100, including an IRA or qualified retirement plan investment. All initial investments should be accompanied by a completed Account Application. An Account Application accompanies the prospectus. A separate application is required for an IRA or qualified retirement plan investor. All funds received are invested in full and fractional shares of the appropriate Fund. Certificates for shares are not issued. When you purchase shares of a Fund, please specify the class of shares that you wish to purchase. If you do not choose a class of shares, then your investment will be made in Class A shares. The Funds reserve the right to reject any purchase order. All investments may be made using any of the following methods described in the prospectus.

DESCRIPTION OF CLASS A SHARES

     The public offering price of Class A shares is the net asset value per share of the applicable Fund's shares plus any initial sales load. No initial sales load is applied to Class A shares of the Money Market Funds, or to Class A shares of any Fund that you purchase through the reinvestment of dividends or distributions. The sales loads and broker-dealer concessions, which vary with the size of the purchase, are set forth in the prospectus.

     LETTERS OF INTENT AND RIGHTS OF ACCUMULATION. An investor may immediately qualify for a reduced sales charge on a purchase of Class A shares by completing the Letter of Intent section of the Shareholder Application in the Prospectus (the "Letter of Intent" or "Letter"). By completing the Letter, the investor expresses an intention to invest during the next 13 months a specified amount which if made at one time would qualify for the reduced sales charge. At any time within 90 days after the first investment which the investor wants to qualify for the reduced sales charge, a signed Shareholder Application, with the Letter of Intent section completed, may be filed with the Funds. After the Letter of Intent is filed, each additional investment made will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent as described above. Sales charge reductions based upon purchases in more than one investment in the ING Funds and the Pilgrim Funds will be effective only after notification to the Distributor that the investment qualifies for a discount. The shareholder's holdings in the ING Funds and the Pilgrim Funds (excluding the Money Market Funds) acquired within 90 days before the Letter of Intent is filed will be counted towards completion of the Letter of Intent but will not be entitled to a retroactive downward adjustment of sales charge until the Letter of Intent is fulfilled. Any redemptions made by the shareholder during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter of Intent have been completed. If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge as specified below, depending upon the amount actually purchased (less redemption) during the period.

     An investor acknowledges and agrees to the following provisions by completing the Letter of Intent section of the Shareholder Application in the Prospectus. A minimum initial investment equal to 25% of the intended total investment is required. An amount equal to the maximum sales charge or 5.75% of the total intended purchase will be held in escrow at Pilgrim Funds, in the form of shares, in the investor's name to assure that the full applicable sales charge will be paid if the intended purchase is not completed. The shares in escrow will be included in the total shares owned as reflected on the monthly statement; income and capital gain distributions on the escrow shares will be paid directly by the investor. The escrow shares will not be available for redemption by the investor until the Letter of Intent has been completed, or the higher sales charge paid. If the total purchases, less redemption, equal the amount specified under the Letter, the shares in escrow will be released. If the total purchases, less redemptions, exceed the amount specified under the Letter and is an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by the Distributor and the dealer with whom purchases were made pursuant to the Letter of Intent (to reflect such further quantity discount) on purchases made within 90 days before, and on those made after filing the Letter. The resulting difference in offering price will be applied to the purchase of additional shares at the applicable offering price. If the total purchases, less redemptions, are less than the amount specified under the Letter, the investor will remit to the Distributor an amount equal to the difference in dollar amount of sales charge actually paid and the amount of sales charge which would have applied to the aggregate purchases if the total of such purchases had been made at a single account in the name of the investor or to the investor's order. If within 10 days after written request such difference in sales charge is not paid, the redemption of an appropriate number of shares in escrow to realize such difference will be made. If the proceeds from a total redemption are inadequate, the investor will be liable to the Distributor for the difference. In the event of a total redemption of the account prior to fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption and the balance will be forwarded to the Investor. By completing the Letter of Intent section of the Shareholder Application, an investor grants to the Distributor a security interest in the shares in escrow and agrees to irrevocably appoint the Distributor as his attorney-in-fact with full power of substitution to surrender for redemption any or all shares for the purpose of paying any additional sales charge due and authorizes the Transfer Agent or Sub-Transfer Agent to receive and redeem shares and pay the proceeds as directed by the Distributor. The investor or the securities dealer must inform the Transfer Agent or the Distributor that this Letter is in effect each time a purchase is made.

     If at any time prior to or after completion of the Letter of Intent the investor wishes to cancel the Letter of Intent, the investor must notify the Distributor in writing. If, prior to the completion of the Letter of Intent, the investor requests the Distributor to liquidate all shares held by the investor, the Letter of Intent will be terminated automatically. Under either of these situations, the total purchased may be less than the amount specified in the Letter of Intent. If so, the Distributor will redeem at NAV to remit to the Distributor and the appropriate authorized dealer an amount equal to the difference between the dollar amount of the sales charge actually paid and the amount of the sales charge that would have been paid on the total purchases if made at one time.

     The value of shares of the ING Funds plus shares of the Pilgrim Funds (excluding the Money Market Funds) can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase. The reduced sales charge applies to quantity purchases made at one time or on a cumulative basis over any period of time by (i) an investor, (ii) the investor's spouse and children under the age of majority, (iii) the investor's custodian accounts for the benefit of a child under the Uniform Gift to Minors Act, (iv) a trustee or other fiduciary of a single trust estate or a single fiduciary account (including a pension, profit-sharing and/or other employee benefit plans qualified under Section 401 of the Internal Revenue
Code), by trust companies' registered investment advisors, banks and bank trust departments for accounts over which they exercise exclusive investment discretionary authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity.

     The reduced sales charge also apply on a non-cumulative basis, to purchases made at one time by the customers of a single dealer, in excess of $1 million. The Letter of Intent option may be modified or discontinued at any time.

     Shares of the ING Funds and the Pilgrim Funds (excluding the Money Market Funds) purchased and owned of record or beneficially by a corporation, including employees of a single employer (or affiliates thereof) including shares held by its employees, under one or more retirement plans, can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase, provided such transactions are not prohibited by one or more provisions of the Employee Retirement Income Security Act or the Internal Revenue Code. Individuals and employees should consult with their tax advisors concerning the tax rules applicable to retirement plans before investing.

     For the purposes of Rights of Accumulation and the Letter of Intent Privilege, shares held by investors in the ING Funds and the Pilgrim Funds which impose a CDSC may be combined with Class A shares for a reduced sales charge but will not affect any CDSC which may be imposed upon the redemption of shares of a Fund which imposes a CDSC.

     Special Purchases At Net Asset Value. Class A shares of the Funds may be purchased at net asset value, without a sales charge, by persons who have redeemed their Class A shares of a Fund (or shares of Pilgrim Funds in accordance with the terms of such privileges established for such Funds) within the previous 90 days. The amount that may be so reinvested in the Fund is limited to an amount up to, but not exceeding, the redemption proceeds (or to the nearest full share if fractional shares are not purchased). In order to exercise this privilege, a written order for the purchase of shares must be received by the Transfer Agent, or be postmarked, within 90 days after the date of redemption. This privilege may only be used once per calendar year. Payment must accompany the request and the purchase will be made at the then current net asset value of the Fund. Such purchases may also be handled by a securities dealer who may charge a shareholder for this service. If the shareholder has realized a gain on the redemption, the transaction is taxable and any reinvestment will not alter any applicable Federal capital gains tax. If there has been a loss on the redemption and a subsequent reinvestment pursuant to this privilege, some or all of the loss may not be allowed as a tax deduction depending upon the amount reinvested, although such disallowance is added to the tax basis of the shares acquired upon the reinvestment.

     Class A shares of the Funds may also be purchased at net asset value by any person who can document that Fund shares were purchased with proceeds from the redemption (within the previous 90 days) of shares from any unaffiliated mutual fund on which a sales charge was paid or which were subject at any time to a CDSC, and the Distributor has determined in its discretion that the unaffiliated fund invests primarily in the same types of securities as the ING Fund purchased.

     Additionally, Class A shares of the Funds may also be purchased at net asset value by any charitable organization or any state, county, or city, or any instrumentality, department, authority or agency thereof that has determined that a Fund is a legally permissible investment and that is prohibited by applicable investment law from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company ("an eligible governmental authority"). If an investment by an eligible governmental authority at net asset value is made though a dealer who has executed a selling group agreement with respect to the ING Funds or the Pilgrim Funds, the Distributor may pay the selling firm 0.25% of the Offering Price.

     The officers, directors/trustees and bona fide full-time employees of each Fund and the officers, directors and full-time employees of the Investment Manager, any Sub-Advisers, the Distributor, any service provider to the Funds or affiliated corporations thereof or any trust, pension, profit-sharing or other benefit plan for such persons, broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step-relations, relations at-law, and cousins) employees of such broker-dealers (including their immediate families) and discretionary advisory accounts of the Investment Manager or any Sub-Adviser, may purchase Class A shares of a Fund at net asset value without a sales charge. Such purchaser may be required to sign a letter stating that the purchase is for his own investment purposes only and that the securities will not be resold except to the Fund. The Funds may, under certain circumstances, allow registered investment advisers to make investments on behalf of their clients at net asset value without any commission or concession.

     Class A shares may also be purchased at net asset value by certain fee based registered investment advisers, trust companies and bank trust departments under certain circumstances making investments on behalf of their clients and by shareholders who have authorized the automatic transfer of dividends from the same class of another ING Fund or Pilgrim Fund.

     Class A shares may also be purchased without a sales charge by (i) shareholders who have authorized the automatic transfer of dividends from the same class of another ING Fund or Pilgrim Fund; (ii) registered investment advisors, trust companies and bank trust departments investing in Class A shares on their own behalf or on behalf of their clients, provided that the aggregate amount invested in any one or more ING Fund or Pilgrim Funds, during the 13 month period starting with the first investment, equals at least $1 million;
(iii) broker-dealers, who have signed selling group agreements with the Distributor, and registered representatives and employees of such broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step relations, relations-at-law and cousins); (iv) broker-dealers using third party administrators for qualified retirement plans who have entered into an agreement with the ING Funds, the Pilgrim Funds or an affiliate, subject to certain operational and minimum size requirements specified from time-to-time by the Funds; (v) accounts as to which a banker or broker-dealer charges an account management fee ("wrap accounts"); and (vi) any registered investment company for which ING Mutual Funds Management Co. or Pilgrim Investments serves as Investment Manager.

     The Funds may terminate or amend the terms of these sales charge waivers at any time.

     CONTINGENT DEFERRED SALES LOAD. The redemption proceeds of Class A shares initially purchased prior to November 6, 2000 that were not at the time of purchase assessed an initial sales load because the investor purchased $1,000,000 or more of such shares (including shares acquired under Right of Accumulation and LOI), will be assessed a CDSC if such shares are redeemed within twelve months after their purchase date (the "CDSC Period"). The redemption proceeds of Class A shares initially purchased after November 6, 2000 that were not at the time of purchase assessed an initial sales load because the investor purchased $1,000,000 or more of such shares (including shares acquired under Right of Accumulation and LOI), will be assessed a CDSC if such shares are redeemed within twenty-four months after their purchase date. The Class A CDSC will be assessed on the lesser of the net asset value of the shares at the time of redemption or at the time of purchase. The Class A CDSC will not be imposed on the amount of any increase in your account value over the initial amount invested. To determine whether the Class A CDSC applies to a redemption, the Fund redeems shares in the following order: (i) shares acquired by reinvestment of dividends and capital gains distributions; (ii) shares held for over one year; and (iii) shares in the order they were purchased (such that shares held the longest are redeemed first). The Class A CDSC does not apply to the ING Money Market Funds.

     WAIVER OF CLASS A CDSC. The CDSC will be waived for certain redemptions of shares upon (i) the death or permanent disability of a shareholder, or (ii) in connection with mandatory distributions from an Individual Retirement Account ("IRA") or other qualified retirement plan. The CDSC will be waived in the case of a redemption of shares following the death or permanent disability of a shareholder if the redemption is made within one year of death or initial determination of permanent disability. The waiver is available for total or partial redemptions of shares owned by an individual or an individual in joint tenancy (with rights of survivorship), but only for redemptions of shares held at the time of death or initial determination of permanent disability. The CDSC will also be waived in the case of a total or partial redemption of shares in connection with any mandatory distribution from a tax-deferred retirement plan or an IRA. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from services, except that a CDSC may be waived in certain circumstances involving redemptions in connection with a distribution from a qualified employer retirement plan in connection with termination of employment or termination of the employer's plan and the transfer to another employer's plan or to an IRA. The shareholder must notify the Fund either directly or through the Distributor at the time of redemption that the shareholder is entitled to a waiver of the CDSC. The waiver will then be granted subject to confirmation of the shareholder's entitlement. The CDSC, which may be imposed on Class A shares purchased in excess of $1 million, will also be waived for registered investment advisors, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. These waivers may be changed at any time.

DESCRIPTION OF CLASS B SHARES

     Effective November 1, 1999, the Funds adopted a new CDSC schedule as set forth in the prospectus. Class B shares purchased before November 1, 1999 are subject to the following CDSC schedule:

             Redemption During                            Class B CDSC
          ---------------------                           ------------
          1st year after purchase                               5%
          2nd year after purchase                               4%
          3rd year after purchase                               3%
          4th year after purchase                               2%
          5th year after purchase                               2%
          After 5 years                                        --

     In the table, a "year" is a 12-month period. All purchases are considered to have been made on the business day of the month in which the purchase was made.

     The Distributor will pay out of its own assets a commission of 4.00% of the amount invested for purchases of Class B shares subject to a CDSC.

     WAIVER OF CLASS B CDSC. The CDSC will be waived for certain redemptions of shares upon (i) the death or permanent disability of a shareholder, or (ii) in connection with mandatory distributions from an Individual Retirement Account ("IRA") or other qualified retirement plan. The CDSC will be waived in the case of a redemption of shares following the death or permanent disability of a shareholder if the redemption is made within one year of death or initial determination of permanent disability. The waiver is available for total or partial redemptions of shares owned by an individual or an individual in joint tenancy (with rights of survivorship), but only for redemptions of shares held at the time of death or initial determination of permanent disability. The CDSC will also be waived in the case of a total or partial redemption of shares in connection with any mandatory distribution from a tax-deferred retirement plan or an IRA. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from services, except that a CDSC may be waived in certain circumstances involving redemptions in connection with a distribution from a qualified employer retirement plan in connection with termination of employment or termination of the employer's plan and the transfer to another employer's plan or to an IRA. The shareholder must notify the Fund either directly or through the Distributor at the time of redemption that the shareholder is entitled to a waiver of the CDSC. The waiver will then be granted subject to confirmation of the shareholder's entitlement. The CDSC, which may be imposed on Class A shares purchased in excess of $1 million, will also be waived for registered investment advisors, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. These waivers may be changed at any time.

     CONVERSION TO CLASS A Shares. A shareholder's Class B shares will automatically convert to Class A shares in a Fund on the first business day of the month in which the eighth anniversary of the issuance of the Class B shares occurs, together with a pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares. The conversion of Class B shares into Class A shares is subject to the continuing availability of an opinion of counsel or an Internal Revenue Service ruling, if the Investment Manager deems it advisable to obtain such advice, to the effect that (1) such conversion will not constitute taxable events for federal tax purposes; and (2) the payment of different dividends on Class A and Class B shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code. The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. The conversion will be effected at the relative net asset values per share of the two Classes.

DESCRIPTION OF CLASS C SHARES

     For Class C shares subject to a CDSC, the Distributor may pay out of its own assets a commission of 1.00% of the amount invested in each Fund.

     WAIVER OF CLASS C CDSC. The CDSC will be waived for certain redemptions of shares upon (i) the death or permanent disability of a shareholder, or (ii) in connection with mandatory distributions from an Individual Retirement Account ("IRA") or other qualified retirement plan. The CDSC will be waived in the case of a redemption of shares following the death or permanent disability of a shareholder if the redemption is made within one year of death or initial determination of permanent disability. The waiver is available for total or partial redemptions of shares owned by an individual or an individual in joint tenancy (with rights of survivorship), but only for redemptions of shares held at the time of death or initial determination of permanent disability. The CDSC will also be waived in the case of a total or partial redemption of shares in connection with any mandatory distribution from a tax-deferred retirement plan or an IRA. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from services, except that a CDSC may be waived in certain circumstances involving redemptions in connection with a distribution from a qualified employer retirement plan in connection with termination of employment or termination of the employer's plan and the transfer to another employer's plan or to an IRA. The shareholder must notify the Fund either directly or through the Distributor at the time of redemption that the shareholder is entitled to a waiver of CDSC. The waiver will then be granted subject to confirmation of the shareholder's entitlement. The CDSC, which may be imposed on Class A shares purchased in excess of $1 million, will also be waived for registered investment advisors, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. These waivers may be changed at any time.

DESCRIPTION OF CLASS I SHARES

     The Trust is only offering Class I shares for ING Pilgrim Large Cap Growth Fund, ING Pilgrim International Equity Fund, and ING Money Market Fund Fund. Class I shares are currently offered only to retirement plans affiliated with ING Group. The public offering price of Class I shares is the net asset value of the applicable Fund's shares.

MINIMUM ACCOUNT BALANCE

     Due to the relatively high cost of handling small investments, each Fund reserves the right, upon 30 days written notice, to redeem, at net asset value (less any applicable deferred sales charge), the shares of any shareholder whose account has a value of less than $1,000 in the Fund, other than as a result of a decline in the net asset value per share. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to at least $1,000 before the redemption is processed. This policy will not be implemented where a Fund has previously waived the minimum investment requirements.

REINSTATEMENT PRIVILEGE

     If you sell Class B or Class C shares of an ING Fund or a Pilgrim Fund, you may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge. Reinstated Class B and Class C shares will retain their original cost and purchase date for purposes of the CDSC. The amount of any CDSC also will be reinstated. To exercise this privilege, the written order for the purchase of shares must be received by the Transfer Agent or be postmarked within 90 days after the date of redemption. This privilege can be used only once per calendar year. If a loss is incurred on the redemption and the reinstatement privilege is used, some or all of the loss may not be allowed as a tax deduction.

REDEMPTION INFORMATION

     Payment to shareholders for shares redeemed will be made within seven days after receipt by the Funds' Transfer Agent of the written request in proper form, except that a Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio series or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Funds' shareholders. At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. Accordingly, the Fund may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares, which may take up to 15 days or longer.

     The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the portfolio securities at the time of redemption or repurchase.

     Certain purchases of Class A shares and most Class B and Class C shares may be subject to a CDSC. Shareholders will be charged a CDSC if certain of those shares are redeemed within the applicable time period as stated in the prospectus.

     No CDSC is imposed on any shares subject to a CDSC to the extent that those shares (i) are no longer subject to the applicable holding period, (ii) resulted from reinvestment of distributions on CDSC shares, or (iii) were exchanged for shares of another ING Fund or a Pilgrim Fund, provided that the shares acquired in such exchange and subsequent exchanges will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires.

REDEMPTION IN KIND

     The Funds intend to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, an investor may incur brokerage costs in converting such securities to cash. However, the Funds have elected to be governed by the provisions of Rule 18f-1 under the 1940 Act, which contains a formula for determining the minimum amount of cash to be paid as part of any redemption. In the event the Funds must liquidate portfolio securities to meet redemptions, they reserves the right to reduce the redemption price by an amount equivalent to the pro-rated cost of such liquidation not to exceed one percent of the net asset value of such shares.

TELEPHONE REDEMPTION AND EXCHANGE PRIVILEGES

     As discussed in the Prospectus, the telephone redemption and exchange privileges are available for all shareholder accounts; however, retirement accounts may not utilize the telephone redemption privilege. The telephone privileges may be modified or terminated at any time. The privileges are subject to the conditions and provisions set forth below and in the Prospectus.

     (1) Telephone redemption and/or exchange instructions received in good order before the pricing of a Fund on any day on which the New York Stock Exchange is open for business (a `Business Day'), but not later than 4:00 p.m. eastern time, will be processed at that day's closing net asset value. For each exchange, the shareholder's account may be charged an exchange fee. There is no fee for telephone redemptions; however, redemptions of Class A and Class B shares may be subject to a contingent deferred sales charge (See "How to Redeem Shares" in the Prospectus).

     (2) Telephone redemption and/or exchange instructions should be made by dialing 1-800-992-0180.

     (3) The Funds will not permit exchanges in violation of any of the terms and conditions set forth in the Funds' Prospectus or herein.

     (4) Telephone redemption requests must meet the following conditions to be accepted by the Funds:

          (a) Proceeds of the redemption may be directly deposited into a predetermined bank account, or mailed to the current address on the registration. This address cannot reflect any change within the previous thirty (30) days.

          (b) Certain account information will need to be provided for verification purposes before the redemption will be executed.

          (c) Only one telephone redemption (where proceeds are being mailed to the address of record) can be processed within a 30 day period.

          (d) The maximum amount which can be liquidated and sent to the address of record at any one time is $100,000.

          (e) The minimum amount which can be liquidated and sent to a predetermined bank account is $5,000.

     (5) If the exchange involves the establishment of a new account, the dollar amount being exchanged must at least equal the minimum investment requirement of the Fund being acquired.

     (6) Any new account established through the exchange privilege will have the same account information and options except as stated in the Prospectus.

     (7) If a portion of the shares to be exchanged are held in escrow in connection with a Letter of Intent, the smallest number of full shares of the Fund to be purchased on the exchange having the same aggregate net asset value as the shares being exchanged shall be substituted in the escrow account. Shares held in escrow may not be redeemed until the Letter of Intent has expired and/or the appropriate adjustments have been made to the account.

     (8) Shares may not be exchanged and/or redeemed unless an exchange and/or redemption privilege is offered pursuant to the Fund's then-current prospectus.

     (9) Proceeds of a redemption may be delayed up to 15 days or longer until the check used to purchase the shares being redeemed has been paid by the bank upon which it was drawn.

                          PURCHASE AND REDEMPTION PLANS

     The Trust offers various purchase and redemption plans that make investing and redeeming shares of the Funds more convenient than by mail or wire. The following are the plans offered and the features of the plans. Please contact the Funds at 1-800-992-0180 for the appropriate authorization form. These purchase and redemption plans are currently not available for investors that invest through IRAs or any qualified retirement plans.

     PRE-AUTHORIZED INVESTMENT PROGRAM. As discussed in the Prospectus, the Funds provide a Pre-Authorized Investment Program for the convenience of investors who wish to purchase shares of the Funds on a regular basis. Such a Program may be started with an initial investment ($1,000 minimum) and subsequent voluntary purchases ($100 minimum) with no obligation to continue. The Program may be terminated without penalty at any time by the investor or the Funds. The minimum investment requirements may be waived by the Funds for purchases made pursuant to (i) employer-administered payroll deduction plans,
(ii) profit-sharing, pension, or individual or any employee retirement plans, or
(iii) purchases made in connection with plans providing for periodic investments in Fund shares.

     SYSTEMATIC WITHDRAWAL PLAN. You may elect to make periodic withdrawals from your account in any fixed amount in excess of $100 to yourself, or to anyone else you properly designate, as long as the account has a current value of at least $10,000. To establish a systematic cash withdrawal, complete the Systematic Withdrawal Plan section of the Account Application. To have funds deposited to your bank account, follow the instructions on the Account Application. You may elect to have monthly, quarterly, semi-annual or annual payments. Redemptions are normally processed on the fifth day prior to the end of the month, quarter or year. Checks are then mailed or proceeds are forwarded to your bank account on or about the first of the following month. You may change the amount, frequency and payee, or terminate the plan by giving written notice to the Transfer Agent. A Systematic Withdrawal Plan may be modified at any time by the Funds or terminated upon written notice by the relevant Fund.

     During the withdrawal period, you may purchase additional shares for deposit to your account, subject to any applicable sales charge, if the additional purchases are equal to at least one year's scheduled withdrawals, or $1,200, whichever is greater. There are no separate charges to you under this Plan, although a CDSC may apply if you purchased Class A, B or C shares. Shareholders who elect to have a systematic cash withdrawal must have all dividends and capital gains reinvested. As shares of the Fund are redeemed under the Plan, you may realize a capital gain or loss for income tax purposes.

     RETIREMENT PLANS. For self-employed individuals and corporate investors that wish to purchase shares of a Fund, there is available through the Fund a Prototype Plan and Custody Agreement. The Custody Agreement provides that State Street Bank & Trust Company, Kansas City, Missouri, will act as Custodian under the Plan, and will furnish custodial services for an annual maintenance fee of $12.00 for each participant, with no other charges. (This fee is in addition to the normal Custodian charges paid by the Funds.) The annual contract maintenance fee may be waived from time to time. For further details, including the right to appoint a successor Custodian, see the Plan and Custody Agreements as provided by the Funds. Employers who wish to use shares of a Fund under a custodianship with another bank or trust company must make individual arrangements with such institution.

     Investors having earned income are eligible to purchase shares of a Fund under an IRA pursuant to Section 408(a) of the Internal Revenue Code. An individual who creates an IRA may contribute annually certain dollar amounts of earned income, and an additional amount if there is a non-working spouse. Simple IRA plans that employers may establish on behalf of their employees are also available. Roth IRA plans that enable employed and self-employed individuals to make non-deductible contributions, and, under certain circumstances, effect tax-free withdrawals, are also available. Copies of a model Custodial Account Agreement are available from the Distributor. State Street Bank & Trust Company, Kansas City, Missouri, will act as the Custodian under this model Agreement, for which it will charge the investor an annual fee of $12.00 for maintaining the Account (such fee is in addition to the normal custodial charges paid by the Funds). Full details on the IRA are contained in an IRS required disclosure statement, and the Custodian will not open an IRA until seven (7) days after the investor has received such statement from the Funds. An IRA using shares of a Fund may also be used by employers who have adopted a Simplified Employee Pension Plan.

     Purchases of Fund shares by Section 403(b) and other retirement plans are also available. Section 403(b) plans are arrangements by a public school organization or a charitable, educational, or scientific organization that is described in Section 501(c)(3) of the Internal Revenue Code under which employees are permitted to take advantage of the federal income tax deferral benefits provided for in Section 403(b) of the Code. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney or to obtain advice from a competent retirement plan consultant.

For investors purchasing shares of the Funds under a tax-qualified individual retirement or pension plan or under a group plan through a person designated for the collection and remittance of monies to be invested in shares of the Funds on a periodic basis, the Funds may, in lieu of furnishing confirmations following each purchase of Fund shares, send statements no less frequently than quarterly pursuant to the provisions of the Securities Exchange Act of 1934, as amended, and the rules thereunder. Such quarterly statements, which would be sent to the investor or to the person designated by the group for distribution to its members, will be made within five business days after the end of each quarterly period and shall reflect all transactions in the investor's account during the preceding quarter.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value of each Fund's shares will be determined on any day that the New York Stock Exchange (the "NYSE") is open and, in the case of the Money Market Funds, the Federal Reserve Bank are also open ("Business day"). The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. In addition, the Federal Reserve Bank is closed on Columbus Day and Veteran's Day.

     The net asset value per share of each Fund is normally determined daily as of the close of trading on the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Funds. In the event the NYSE closes early (i.e. before 4:00 p.m. Eastern Time) on a particular day, the net asset value of a Fund share is determined as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and options contracts closing prices which are available 15 minutes after the close of trading of the NYSE will generally be used. Net asset value per share is determined by dividing the value of the Fund's securities, cash and other assets (including interest accrued but not collected), less all its liabilities (including accrued expenses and dividends payable), by the total number of shares outstanding. Determination of the Fund's net asset value per share is made in accordance with generally accepted accounting principles.

     Short-term investments that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity. Short-term investments that have a maturity of 60 days or less are valued at amortized cost, which approximates fair value as determined by the Board of Trustees of the Trust. Amortized cost involves valuing an instrument at its original cost to the portfolio and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the effect of fluctuating interest rates on the market value of the instrument.

     Each equity security held by the Funds is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price on that day. Debt securities are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees of the Trust.

     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such foreign securities used in computing the net asset value of each Fund's shares are determined at such times as trading is completed. Foreign currency exchange rates are also generally determined prior the close of the NYSE. Occasionally, events affecting the values of such foreign securities and such foreign securities exchange rates may occur after the time at which such values are determined and prior to the close of the NYSE that will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

     As indicated under "Pricing of Shares" in the prospectus, the ING Money Market Funds use the amortized cost method to determine the value of their portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price which a Fund would receive if the security were sold. During these periods, the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which utilizes a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in lower value of a Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

     Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the ING Money Market Funds must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities of 397 days or less and invest only in U.S. dollar denominated eligible securities determined by the Trust's Board of Trustees to be of minimal credit risks and which (1) have received the highest short-term rating by at least two NRSROs (such as "A-1" by S&P and "P-1" by Moody's); (2) are single rated and have received the highest short-term rating by a NRSRO; or (3) are unrated, but are determined to be of comparable quality by the Sub-Adviser.

     In addition, the ING Money Market Funds will not invest more than 5% of their total assets in the securities (including the securities collateralizing a repurchase agreement) of a single issuer, except that, the Funds may invest in U.S. Government securities or repurchase agreements that are collateralized by U.S. Government securities without any such limitation. The ING Money Market Funds may invest up to 25% of their total assets in the first tier securities of a single issuer for a period of up to three business days after the acquisition thereof provided that the Funds may not invest in the securities of more than one issuer in accordance with this provision at any one time.

Pursuant to Rule 2a-7, the Board of Trustees is also required to establish procedures designed to stabilize, to the extent reasonably possible, the price per share of the ING Money Market Funds, as computed for the purpose of sales and redemptions, at $1.00. Such procedures include review of a Fund's portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the net asset value of the Fund calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, will be initiated. In the event the Board of Trustees determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board of Trustees will take such corrective action as it regards as necessary and appropriate, which may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.

                           BROKER-DEALER COMPENSATION

     The Distributor may pay to Authorized Dealers out of its own assets commissions on shares sold in Classes A, B and C, at net asset value, which at the time of investment would have been subject to the imposition of a contingent deferred sales charge ("CDSC") if redeemed. There is no sales charge on purchases of $1,000,000 or more of Class A shares. However, such purchases may be subject to a CDSC, as disclosed in the Prospectus. The Distributor will pay Authorized Dealers of record commissions at the rates shown in the table below for purchases of Class A shares that are subject to a CDSC.

                                                 Dealer Commission as a
     Amount of Transaction                    Percentage of Amount Invested
     ---------------------                    -----------------------------
     $1,000,000 to $2,499,000                             1.00%
     $2,500,000 to $4,999,999                             0.50%
     $5,000,000 and over                                  0.25%

     The Distributor will pay out of its own assets a commission of 4% of the amount invested for purchases of Class B shares subject to a CDSC. For purchases of Class C shares subject to a CDSC, the Distributor may pay out of its own assets a commission of 1% of the amount invested of each Fund.

     The Distributor may, from time to time, at its discretion, allow a selling dealer to retain 100% of a sales charge, and such dealer may therefore be deemed an "underwriter" under the Securities Act of 1933, as amended. the Distributor, at its expense, may also provide additional promotional incentives to dealers. The incentives may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to locations within or outside of the United States, merchandise or other items. For more information on incentives, see "Management -- Rule 12b-1 Distribution Plan" in this Statement of Additional Information.

     The Distributor may pay individual representatives of affiliated companies up to an additional 1.00% of the net asset value of Class A, Class B, Class C and/or Class I shares of the Funds sold by such persons. The affiliated companies, as such term is defined under the 1940 Act, are IFG Network Securities, Inc., Locust Street Securities, Inc., Multi-Financial Securities Corporation, Vestax Securities Corp., Southland Life Insurance Company, Security Life of Denver Insurance Company, Equitable Life Insurance Company of Iowa, Compulife Investor Services, Inc., ING Barings Furman Selz LLC, ING Barings LLC, Washington Square Securities, Prime Vest Financial Services, Granite Investment Services, Split Rock Financial, Inc., BancWest Investment Services and Financial Northeastern Securities, Inc. Representatives of the affiliated companies also may receive up to .20% of the net asset value of Class A, Class B and Class C shares of the Funds sold by them.

     In connection with 401(k) Plans that invest $1 million or more in Class A shares of ING Pilgrim Funds, ING Pilgrim Securities will pay dealer compensation of 1% of the purchase price of the shares to the dealer from its own resources at the time of the initial rollover investment.

     For the period from November 1, 2000 through the close of business on October 31, 2002, the Distributor has committed to continue the trails on Fund shares sold prior to November 1, 2000 in accordance with the applicable annual fee rate based on the average daily net asset value of the shares held by a broker's investors, described below:

                          Equity Funds   Fixed Income Funds   Money Market Funds
                          ------------   ------------------   ------------------
Class A                       0.40%             0.35%                0.35%
Class B*                      0.40%             0.40%                0.40%
Class C*                      1.00%             1.00%                1.00%

* Beginning in month 13.

                                    TAXATION

     Each Fund intends to qualify and elect annually to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, a Fund must (a) distribute to shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses); (b) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; and (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). In addition, a Fund earning tax-exempt interest must, in each year, distribute at least 90% of its net tax-exempt income. By meeting these requirements, the Funds generally will not be subject to federal income tax on its investment company taxable income and net capital gains which are distributed to shareholders. If the Funds do not meet all of these Code requirements, they will be taxed as ordinary corporations and their distributions will be taxed to shareholders as ordinary income.

     As long as the Funds qualify as regulated investment companies for federal income tax purposes, each Fund, in computing its income subject to federal income tax, is entitled to deduct all dividends other than "preferential" dividends paid by it to shareholders during the taxable year. "Preferential" dividends are dividends other than dividends which have been distributed to shareholders pro rata without preference to any share of the Fund as compared with other shares of the same class and without preference to one class of shares as compared with another, except in accordance with the former's dividend rights as a class. The Funds believe that a multiple-class structure having all of the features of the multiple-class structure of each of the Funds would not result in dividends being treated as "preferential." The Funds' belief is not binding on the Internal Revenue Service (the "IRS"), no ruling has been obtained by the Funds from the IRS on the matter and there can be no guarantee that the IRS will agree with the Funds on this matter. The Funds' belief is based on the application of current federal income tax law and relevant authorities, and subsequent changes in federal tax law or judicial or administrative decisions or pronouncements may supercede or affect the Funds' conclusions. The Funds do not believe that a multiple-class structure having all of the features of the multiple-class structure of each of the Funds has been considered by the IRS in other rulings. If dividends declared and paid by a Fund on any class of shares were to be treated as "preferential," dividends paid by the Fund to shareholders on all classes of shares during the taxable year would become non-deductible. In this event, the Fund would not be treated as a regulated investment company and the Fund would be taxed on its net income, without any deductions for dividends paid to its shareholders. The resulting federal and state income tax liability, and any related interest and penalties, would be payable from and to the extent of such Fund's then available assets and ultimately would be borne by all current shareholders. The treatment of dividends declared and paid during the taxable year on any class of shares as preferential, and the resulting failure of a Fund to be treated as a regulated investment company, could have additional personal income tax consequences for shareholders of the Fund, including the taxation of distributions as ordinary income that otherwise would have been classified as net capital gains.

     Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years. A distribution, including an "exempt-interest dividend," will be treated as paid on December 31, of a calendar year if it is declared by a Fund during October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

     Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. Distributions from certain of the Funds may be eligible for the dividends-received deduction available to corporations. To the extent dividends received by a Fund are attributable to foreign corporations, a corporation that owns shares will not be entitled to the dividends-received deduction with respect to its pro rata portion of such dividends, since the dividends-received deduction is generally available only with respect to dividends paid by domestic corporations.

     Distributions of net long-term capital gains, if any, designated by the Funds as long-term capital gain dividends are taxable to shareholders as long-term capital gain, regardless of the length of time the Funds' shares have been held by a shareholder. All distributions are taxable to the shareholder in the same manner whether reinvested in additional shares or received in cash. Shareholders will be notified annually as to the Federal tax status of distributions.

     A Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any unutilized capital loss remaining is lost as a deduction. For the fiscal year ending October 31, 2000, the ING Pilgrim Tax Efficient Equity Fund had capital loss carryforwards equal to $______, the ING Pilgrim Small Cap Growth Fund had capital loss carryforwards equal to $______, the ING Pilgrim Mid Cap Growth Fund had capital loss carryforwards equal to $______, the ING Pilgrim Large Cap Growth Fund had capital loss carryforwards equal to $______, the ING Pilgrim Intermediate Bond Fund had capital loss carryforwards equal to $______, and the ING Pilgrim International Bond Fund had capital loss carryforwards equal to $______.

     Distributions by a Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Funds. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which nevertheless generally will be taxable to them.

     Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending upon his basis in his shares. Such gain or loss generally will be treated as capital gain or loss if the shares are capital assets in the shareholders' hands. Such gain or loss will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. A loss realized on the redemption, sale or exchange of Fund shares will be disallowed to the extent an exempt interest dividend was received with respect to those shares if the shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Funds on the reinvestment date.

     Some Funds may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC under the Code if at least one-half of its assets constitutes investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

     A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, other elections may become available that would affect the tax treatment of PFIC stock held by a Fund. Each Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC stock.

     Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject a Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders and that will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a Fund that did not invest in PFIC stock. Investors should consult their own tax advisors in this regard.

     The taxation of equity options is governed by Code section 1234. Pursuant to Code section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

     Certain of the options, futures contracts, and forward foreign currency exchange contracts that several of the Funds may invest in are so-called "section 1256 contracts." With certain exceptions, gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by a Fund at the end of a taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss. Investors should consult their own tax advisors in this regard.

     Generally, the hedging transactions undertaken by a Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on a position that is part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to stockholders.

     A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under the rules according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions. Investors should consult their own tax advisors in this regard.

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest, dividends or other receivables, or accrues expenses or other liabilities denominated in a foreign currency, and the time the Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and forward and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase, decrease, or eliminate the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income. Investors should consult their own tax advisors in this regard.

     Income received by a Fund from sources within foreign countries may be subject to withholding and other similar income taxes imposed by the foreign country. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and intends to elect to "pass-through" to its shareholders the amount of such foreign taxes paid by the Fund. Pursuant to this election, a shareholder would be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund and would be entitled either to deduct his pro rata share of foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by a Fund will "pass-through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country, and (b) the portion of the dividend which represents income derived from foreign sources.

     Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of the Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuations gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit) including foreign source passive income of a Fund. The foreign tax credit may offset only 90% of the alternative minimum tax imposed on corporations and individuals, and foreign taxes generally may not be deducted in computing alternative minimum taxable income.

     The Funds are required to report to the Internal Revenue Service ("IRS") all distributions except in the case of certain exempt shareholders. All such distributions generally are subject to withholding of federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Funds with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the Funds or a shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amount withheld may be credited against the shareholder's U.S. Federal income tax liability. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

     The foregoing discussion relates only to federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from Federal income tax treatment. Distributions of a Fund which are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local income taxes in certain states. Shareholders should consult their tax advisers with respect to particular questions of federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

     ING PILGRIM NATIONAL TAX-EXEMPT BOND FUND AND ING NATIONAL TAX-EXEMPT MONEY MARKET FUND. These Funds intend to manage their respective portfolios so that each will be eligible to pay "exempt-interest dividends" to shareholders. The Funds will so qualify if, at the close of each quarter of its taxable year, at least 50% of the value of their respective total assets consists of state, municipal, and certain other securities, the interest on which is exempt from the regular Federal income tax. To the extent that a Fund's dividends distributed to shareholders are derived from such interest income and are designated as exempt-interest dividends by the Fund, they will be excludable from a shareholder's gross income for Federal income tax purposes. Exempt-interest dividends, however, must be taken into account by shareholders in determining whether their total incomes are large enough to result in taxation of up to 85% of their Social Security benefits and certain railroad retirement benefits. The Funds will inform shareholders annually as to the portion of the distributions from the Fund which constitute except-interest dividends. In addition, for corporate shareholders of the Funds, exempt interest dividends may comprise part or all of an adjustment to alternative minimum taxable income. Exempt-interest dividends that are attributable to certain private activity bonds, while not subject to the regular Federal income tax, may constitute an item of tax preference for purposes of the alternative minimum tax.

     To the extent that a Fund's dividends are derived from its investment company taxable income (which includes interest on its temporary taxable investments and the excess of net short-term capital gain over net long-term capital loss), they are considered ordinary (taxable) income for Federal income tax purposes. Such dividends will not qualify for the dividends-received deduction for corporations. Distributions, if any, of net long-term capital gains (the excess of net long-term capital gain over net short-term capital loss) designated by a Fund as long-term capital gain dividends are taxable to shareholders as long-term capital gain regardless of the length of time the shareholder has owned shares of the Fund.

                                OTHER INFORMATION

CAPITALIZATION

     The capitalization of the Funds consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional Funds (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional Funds will not alter the rights of the shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights, conversion rights or subscription rights. In any liquidation of a Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Fund.

In the event of a liquidation or dissolution of the Funds or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative net asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved in liquidation, based on the number of shares of the Fund that are held by each shareholder.

VOTING RIGHTS

     Under the Trust Instrument, the Funds are not required to hold annual meetings of each Fund's shareholders to elect Trustees or for other purposes. It is not anticipated that the Funds will hold shareholders' meetings unless required by law or the Trust Instrument. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Funds. In addition, the Trust Instrument provides that the holders of not less than two-thirds of the outstanding shares of the Funds may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Funds. To the extent required by applicable law, the Trustees shall assist shareholders who seek to remove any person serving as Trustee.

     The Funds' shares do not have cumulative voting rights, so that the holder of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

     Shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by the Fund, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board of Trustees. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Funds shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A Fund is affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the Rule also provides that the ratification of the appointment of independent auditors, the approval of principal underwriting contracts and the election of trustees may be effectively acted upon by shareholders of the Funds voting together in the aggregate without regard to a particular Fund.

PERFORMANCE INFORMATION

     The Funds may, from time to time, include their yields and average annual total returns in advertisements or reports to shareholders or prospective investors.

     Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula:

                                        n
                                  P(l+T)  = ERV

     (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures will reflect a proportional share of Fund expenses (net of certain reimbursed expenses) on an annual basis, and will assume that all dividends and distributions are reinvested when paid.

     Current yields for each of the ING Money Market Funds will be based on the change in the value of a hypothetical investment (exclusive of capital changes such as gains or losses from the sale of securities and unrealized appreciation and depreciation) over a particular seven-day period, less a pro rata share of each Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for each Money Market Fund assumes that all dividends received during the base period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield = [(Base Period Return +1) [(RAISED TO THE (365/7) POWER]] - 1.

The table below illustrates the current and effective yields of the ING Money Market Fund for the seven days ended October 31, 2000:

                                      Current Yield    Effective Yield
                                      -------------    ---------------
          ING Money Market Fund
            Class A Shares                 _.__%            _.__%
            Class B Shares                 _.__%            _.__%
            Class C Shares                 _.__%            _.__%
            Class I Shares                 _.__%            _.__%

     Quotations of yield for the Funds which are not money market funds will be based on the investment income per share earned during a particular 30-day period, less expenses accrued during a period ("net investment income") and will be computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                                         a-b     6
                             YIELD = 2[( ---- +1) -1]
                                         cd

     where a = dividends and interest earned during the period, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

     The table below illustrates the yields of the ING Pilgrim Intermediate Bond Fund, the ING Pilgrim High Yield Bond Fund and the ING Pilgrim International Bond Fund for the 30-day period ended October 31, 2000:

                                                       Effective Yield
                                                       ---------------
          ING Pilgrim Intermediate Bond Fund
            Class A Shares                                   _.__%
            Class B Shares                                   _.__%
            Class C Shares                                   _.__%
          ING Pilgrim High Yield Bond Fund
            Class A Shares                                   _.__%
            Class B Shares                                   _.__%
            Class C Shares                                   _.__%
          ING Pilgrim International Bond Fund
            Class A Shares                                   _.__%
            Class B Shares                                   _.__%
            Class C Shares                                   _.__%
            Class I Shares                                   _.__%

     Quotations of the tax-equivalent yield for the ING National Tax-Exempt Money Market Fund and the ING Pilgrim National Tax-Exempt Bond Fund will be calculated according to the following formula:

                TAX EQUIVALENT YIELD =    E
                                       --------
                                         1-p

                E = Tax-Exempt yield
                p = stated income tax rate

     Quotations of yield and total return will reflect only the performance of a hypothetical investment in the Funds during the particular time period shown. Yield and total return for the Funds will vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     The Funds may also calculate performance using any other historical measure of performance (not subject to any prescribed method of computation) if the measurement reflects all elements of return. If used, such performance measurements will disclose the length of and the last day in the base period used in calculating the quotation, a description of the method by which the performance data is calculated, and the income tax rate used in the calculation, if applicable.

     In connection with communicating its yields or total return to current or prospective shareholders, the Funds also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     The Funds may from time to time include in advertisements, sales literature, communications to shareholders and other materials, comparisons of its total return to the return of other mutual funds with similar investment objectives, broadly-based market indices, other investment alternatives, rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the funds may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc., the S&P 500 Index, the Dow Jones Industrial Average, the Russell 2000 or, in the case of the ING Money Market Funds, IBC Financial Data, Inc. Lipper Analytical Services, Inc. maintains statistical performance databases, as reported by a diverse universe of independently-managed mutual funds. Morningstar, Inc. is a mutual fund performance rating service that rates mutual funds on the basis of risk-adjusted performance. Evaluations of fund performance made by independent sources may also be used in advertisements concerning the Funds, including reprints of, or selections from editorials or articles about the Funds or the Funds' managers.

     The Funds may also publish rankings or ratings of the managers. Materials may include a list of representative clients of the Funds' investment advisers and may contain information regarding the background, expertise, etc. of the Funds' investment advisers or portfolio managers. The distributor may provide information that discusses the managers' philosophy, investment strategy, investment process, security selection criteria and screening methodologies.

     In addition, the Funds may also include in materials discussions and/or illustrations of the potential investment goals of a prospective investor, investment management strategies, techniques, policies or investment suitability of a Fund, economic and political conditions, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury securities, and hypothetical investment returns based on certain assumptions. From time to time, materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund) as well as the views of the advisers as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. Material may also contain fund holdings, sector allocations, asset allocations, credit ratings, and regional allocations. Material may refer to various fund identifiers such as the CUSIP numbers or NASDAQ symbols.

PRINCIPAL HOLDERS OF FUND SHARES

     As of _____________, 200_, ING America Insurance Holdings, Inc. owned of record more that 25% of the shares of each Fund, except ING Pilgrim Global Information Technology Fund, ING Pilgrim Internet Fund and ING Money Market Fund, and thus may be deemed to control the Funds. ING America Insurance Holdings, Inc. is a corporation organized under the laws of the state of Delaware. Generally, a shareholder holding more than 50% of a Fund's shares would be able to cast the deciding vote on any proposal submitted to shareholders.

     To the best knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding shares of each class of the Funds' equity securities as of _____________, 200_, and the percentage of the outstanding shares held by such holders are set forth in the table below.

                             Name and       Percent Owned    Percent Owned
     ING Pilgrim FUND    Address of Owner     of Record       Beneficially
     ----------------    ----------------     ---------       ------------

     To the knowledge of management, as of ___________, 200_, the officers and Trustees of the Trust owned collectively, less than 1% of the shares of each Fund.

CODE OF ETHICS

     The Manager and the Sub-Advisers have each adopted a Code of Ethics which prohibits its affiliated personnel from engaging in personal investment activities which compete with or attempt to take advantage of a Fund's planned portfolio transactions. The Manager and the Sub-Advisers maintain careful monitoring of compliance with their Codes of Ethics.

TRANSFER AGENT AND FUND ACCOUNTANT

     DST Systems, Inc. ("DST") has been retained to act as the Funds' transfer agent and State Street Bank and Trust Company ("State Street") has been retained to act as the Funds' fund accounting agent. DST is located at 330 W. 9th Street, Kansas City, Missouri 64105, and State Street is located at 225 Franklin Street, Boston, MA 02110. For their services as transfer agent and fund accounting agent, DST and State Street, respectively, receive a fee from the Funds.

CUSTODIAN

     Brown Brothers Harriman & Co. ("Brown Brothers"), 40 Water Street, Boston, MA 02109 acts as custodian of the assets of the ING Pilgrim International Equity Fund, the ING Pilgrim International Bond Fund, the ING Pilgrim Emerging Markets Equity Fund, the ING Pilgrim European Equity Fund, the ING Pilgrim Global Brand Names Fund, the ING Pilgrim Global Information Technology Fund, the ING Pilgrim Global Communications Fund and the ING Pilgrim Global Real Estate Fund. State Street Bank and Trust Company ("State Street"), 801 Pennsylvania Street, Kansas City, MO 64105, acts as custodian of the assets of each of the other Funds. Pursuant to the Custodian Agreements, Brown Brothers and State Street are responsible for holding each Fund's cash and portfolio securities. Brown Brothers and State Street may enter into sub-custodian agreements with certain qualified banks.

LEGAL COUNSEL

     ____________________________ serves as counsel to the Trust. __________'s address is ___________________________________.

INDEPENDENT AUDITORS

     ________________ serves as the independent auditors for the Funds.
____________ provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings. ____________'s address
________________________.

                              FINANCIAL STATEMENTS

     The Annual Report, including the audited financial statements and the notes thereto, for the ING Pilgrim Large Cap Growth Fund, ING Pilgrim Growth & Income Fund, ING Pilgrim Mid Cap Growth Fund, ING Pilgrim Small Cap Growth Fund, ING Pilgrim Global Brand Names Fund, ING Pilgrim International Equity Fund, ING Pilgrim European Equity Fund, ING Pilgrim Tax Efficient Equity Fund, ING Pilgrim Focus Fund, ING Pilgrim Global Information Technology Fund, ING Pilgrim Internet Fund, ING Pilgrim Intermediate Bond Fund, ING Pilgrim High Yield Bond Fund, ING Pilgrim International Bond Fund and ING Money Market Fund appearing in the most current Annual Report to Shareholders of the Trust are incorporated by reference herein. The Semi-Annual Reports, including the unaudited financial statements and the notes thereto, for ING Pilgrim Large Cap Growth Fund, ING Pilgrim Growth & Income Fund, ING Pilgrim Mid Cap Growth Fund, ING Pilgrim Small Cap Growth Fund, ING Pilgrim Global Brand Names Fund, ING Pilgrim International Equity Fund, ING Pilgrim European Equity Fund, ING Pilgrim Tax Efficient Equity Fund, ING Pilgrim Focus Fund, ING Pilgrim Global Information Technology Fund, ING Pilgrim Internet Fund, ING Pilgrim Global Communications Fund, ING Pilgrim Intermediate Bond Fund, ING Pilgrim High Yield Bond Fund, ING Pilgrim International Bond Fund, ING Pilgrim National Tax-Exempt Bond Fund and ING Money Market Fund appearing in the most current Semi-Annual Reports of the Trust are incorporated by reference herein. The financial statements included in the Annual Report have been audited by the Trust's independent auditors, ___________, whose report thereon dated ___________________, is also incorporated by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Additional copies of the Annual Report and/or Semi-Annual Reports may be obtained at no charge by telephoning the Trust at 1-800-992-0180.

                                    APPENDIX

DESCRIPTION OF MOODY'S BOND RATINGS:

     Excerpts from Moody's description of its four highest bond ratings are listed as follows: Aaa--judged to be the best quality and they carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally know as high grade bonds; A--possess many favorable investment attributes and are to be considered as "upper medium grade obligations"; Baa--considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. This group is the lowest which qualifies for investment grade. Other Moody's bond descriptions include:
Ba--judged to have speculative elements, their future cannot be considered as well assured; B--generally lack characteristics of the desirable investment; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--speculative in a high degree, often in default; C--lowest rated class of bonds, regarded as having extremely poor prospects.

     Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.

DESCRIPTION OF S&P'S BOND RATINGS:

     Excerpts from S&P's description of its four highest bond ratings are listed as follows: AAA--highest grade obligations, in which capacity to pay interest and repay principal is extremely strong; AA--also qualify as high grade obligations, having a very strong capacity to pay interest and repay principal, and differs from AAA issues only in a small degree; A--regarded as upper medium grade, having a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB--regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. This group is the lowest which qualifies for investment grade. BB, B, CCC, CC--predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligations; BB indicates the highest grade and CC the lowest within the speculative rating categories.

     S&P applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

DESCRIPTION OF MOODY'S RATINGS OF NOTES AND VARIABLE RATE DEMAND INSTRUMENTS:

     Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or MIG. Such ratings recognize the differences between short-term credit and long-term risk. Short-term ratings on issues with demand features (variable rate demand obligations) are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payments relying on external liquidity.

     MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG 2/VMG 2: This denotes high quality. Margins of protection are ample although not as large as in the preceding group.

DESCRIPTION OF MOODY'S TAX-EXEMPT COMMERCIAL PAPER RATINGS:

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations which have an original maturity not exceeding nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. The following designations, all judged to be investment grade, indicate the relative repayment ability of rated issuers of securities in which the Trust may invest.

     Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations.

     Prime-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations.

DESCRIPTION OF S&P's Ratings for Municipal Bonds:

INVESTMENT GRADE

     AAA: Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

     A: Debt rated "A" has strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

     BB, B, CCC, CC: Debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CI: The "CI" rating is reserved for income bonds on which no interest is being paid.

     D: Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

     Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF S&P'S RATINGS FOR INVESTMENT GRADE MUNICIPAL NOTES AND SHORT-TERM DEMAND OBLIGATIONS:

     SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

DESCRIPTION OF S&P'S RATINGS FOR DEMAND OBLIGATIONS AND TAX-EXEMPT COMMERCIAL
PAPER:

     An S&P commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 365 days. The two rating categories for securities in which the Trust may invest are as follows:

     A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

                                                         ING Pilgrim-SAI (03/01)

                                     PART C
                                OTHER INFORMATION

ITEM 23. EXHIBITS

     (a)       Declaration of Trust (1)

     (b)       By-Laws of Registrant (1)

     (c) The rights of holders of the securities being registered are set out in Articles II, VII, IX and X of the Declaration of Trust referenced in Exhibit (a) above and in Articles IV, VI and XIII of the By-Laws referenced in Exhibit (b) above.

     (d)(1) Management Agreement between Registrant and ING Mutual Funds Management Co. LLC (the "Manager") (8)
        (2) Sub-Advisory Agreement between the Manager and Baring Asset Management, Inc. (8)
        (3) Sub-Advisory Agreement between the Manager and Baring International Investment Limited (8)
        (4) Sub-Advisory Agreement between the Manager and Baring Asset Management (Asia) Limited (8)
        (5) Sub-Advisory Agreement between the Manager and ING Investment Management Advisors B.V. (8)
        (6) Sub-Advisory Agreement between the Manager and ING Investment Management LLC (8)
        (7) Sub-Advisory Agreement between the Manager and Furman Selz Capital Management LLC (8)
        (8) Sub-Advisory Agreement between the Manager and Furman Selz Capital Management LLC on behalf of Delta Asset Management (8)
        (9) Sub-Advisory Agreement between the Manager and CRA Real Estate Securities, L.P. (8)
        (10) First Amendment to Sub-Advisory Agreement between the Manager and ING Investment Management Advisors B.V. (8)

     (e)(1) Form of Underwriting between Registrant and ING Pilgrim Securities, Inc. (8)
        (2)    Form of Financial Institution Selling Group Agreement (8)
        (3)    Form of Selling Group Agreement. (8)

     (f)       None

     (g)(1) Form of Custodian Agreement between Registrant and State Street Bank and Trust Company, with respect to the Registrants U.S. Funds (8)
        (2) Form of Custodian Agreement between Registrant and Brown Brothers Harriman & Co., with respect to the Registrants Global and International Funds (8)
        (3) Form of Amendment to the Custodian Agreement between Registrant and Brown Brothers Harriman & Co. (8)
        (4) Form of Appendix A to Custodian Agreement between Registrant and Brown Brothers Harriman & Co. (8)
        (5) Form of Appendix B to Custodian Agreement between Registrant and Brown Brothers Harriman & Co. (8)
        (6) Form of Appendix C to Custodian Agreement between Registrant and Brown Brothers Harriman & Co. (8)

     (h)(1)    Form of Service Agreement (8)
        (2) Fund Services Agreement between Registrant and ING Fund Services Co. LLC (2)
        (3) Form of Recordkeeping Agreement with State Street Bank and Trust Company (8)
        (4)    Amended and Restated Shareholder Servicing Plan (8)
        (5)    Form of Administration Agreement (8)

     (i)       Opinion and Consent of counsel - to be filed by amendment

     (j)       Consent of independent auditors - to be filed by amendment

     (k)(1) Annual Report containing the audited financial statements for the period ended October 31, 1999(5)
        (2) Semi-Annual Reports containing the unaudited financial statements for the period ended April 30, 2000 (6)

     (l)       Purchase Agreement (2)

     (m)(1) Rule l2b-l Distribution Plan and Agreement with respect to Class A Shares (8)
        (2) Rule l2b-l Distribution Plan and Agreement with respect to Class B, Class C and Class X Shares (8)

     (n)       Amended and Restated Rule 18f-3 Plan (8)

     (p)(1)    Code of Ethics of ING Funds Trust (4)
        (2)    Code of Ethics of ING Mutual Funds Management Co. LLC (8)
        (3)    Code of Ethics of Baring Asset Management, Inc.(8)
        (4)    Code of Ethics of Baring International Investment Limited (8)
        (5)    Code of Ethics of Baring Asset Management (Asia) Limited (8)
        (6)    Code of Ethics of Clarion CRA Securities, L.P. (8)
        (7)    Code of Ethics of ING Furman Selz Asset Management (8)
        (8)    Code of Ethics of ING Investment Management LLC (8)
        (9)    Code of Ethics of ING Investment Management Advisors B.V. (8)

----------
(1) Filed as an exhibit to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A filed electronically on October 28, 1998, accession number 0000950123-98-009276.
(2) Filed as an exhibit to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A filed electronically on April 15, 1999, accession number 0000893220-99-000467.
(3) Filed as an exhibit to Post-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A filed electronically on November 30, 1999, accession number 0000893220-99-001327.
(4) Filed as an exhibit to Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A filed electronically on February 28, 2000, accession number 0000893220-00-000227.
(5) Previously filed in Registrant's N-30D on December 29, 1999, accession number 0000893220-99-001408.
(6) Previously filed in Registrant's N-30D's on July 7, 2000, accession numbers 0001066602-00-000017, 0001066602-00-000018 and 0001066602-00-000019.
(7) Filed as an exhibit to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A filed electronically on September 7, 2000, accession number 0000893220-00-001054.
(8) Filed as an exhibit to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000, accession number 0000893220-00-001228.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

     None.

ITEM 25. INDEMNIFICATION.

     Article X of the Registrant's Declaration of Trust provides the following:

     Section 10.1 Limitation of Liability. A Trustee, when acting in such capacity, shall not be personally liable to any person other than the Trust or a beneficial owner for any act, omission or obligation of the Trust or any Trustee. A Trustee shall not be liable for any act or omission or any conduct whatsoever in his capacity as Trustee, provided that nothing contained herein or in the Delaware Act shall protect any Trustee against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder.

     Section 10.2 Indemnification.

     (a) Subject to the exceptions and limitations contained in Section (b) below:

          (i) every Person who is, or has been a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

          (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

     (b) No indemnification shall be provided hereunder to a Covered Person:

          (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

          (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office,

               (A) by the court or other body approving the settlement;

               (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

               (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry);

     provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

     (c) The rights of indemnification therein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

     (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 10.2 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.2; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking,
(b) the Trust is insured against losses arising out of any such advance payments or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.2.

     Article IX of the Registrant's By-Laws provides the following:

     The Trust may purchase and maintain insurance on behalf of any Covered Person or employee of the Trust, including any Covered Person or employee of the Trust who is or was serving at the request of the Trust as a Trustee, officer or employee of a corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the Trustees would have the power to indemnify him against such liability.

     The Trust may not acquire or obtain a contract for insurance that protects or purports to protect any Trustee or officer of the Trust against any liability to the Trust or its Shareholder to which he would otherwise be subject by reason or willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     Reference is made to Article IX of Registrants By-Laws and paragraph 1.11 of the Distribution Agreement.

     The Registrant is covered under an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers under certain circumstances.

     Section 12 of the Management Agreement between Registrant and Manager,
Section 8 of the Sub-Advisory Agreements and Section 1.11 of the Distribution Agreement between the Registrant and Distributor limit the liability of Manager, the Sub-Advisors and the Distributor to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

     The Registrant hereby undertakes that it will apply the indemnification provisions of its Trust Instrument, By-Laws, Management Agreement and Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretations of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

     ING Mutual Funds Management Co. LLC is an indirect wholly-owned subsidiary of ING Groep N.V. ("ING Group"). The principal place of business address of the Manager is 1475 Dunwoody Drive, West Chester, PA 19380. The directors and executive officers of the Manager and such executive officers' positions during the past two years are as follows:

     Alexander H. Rinnooy-Kan, Director of the Manager. Member of Executive Board of ING Groep N.V. since September 1996.

     Glenn Hilliard, Director of the Manager. Chairman and Chief Executive Officer of ING North America Insurance, January 1993 to present.

     Frederick S. Hubbell, Director of the Manager. Chairman, Executive Committee of ING Americas and ING Asia Pacific, January 2000 to present and Chairman of the Executive Committee of ING Financial Services International, February 1999 to present. General Manager of ING Financial Services International North America and President and Chief Executive Officer - US Retail Financial Services, October 1997 to February 1999.

     Donald E. Brostrom, Executive Vice President and Chief Operating Officer of the Manager. Manager of Furman Selz LLC, February 1986 to September 1998.

     Louis S. Citron, Senior Vice President and General Counsel of the Manager. Attorney with Kramer, Levin, Naftalis & Frankel, September 1994 to July 1998.

     Alan G. Holden, Senior Vice President and Chief Marketing Officer of the Manager. Marketing Director of Oppenheimer Funds, Inc., October 1992 to August 1998.

     Jay Peters, Senior Vice President and Chief Technology Officer of the Manager. Manager of Information Technology at Furman Selz LLC, prior to September 1998.

     Alan Lordi, Senior Vice President of the Manager. Vice President and Portfolio Manager of Sefton Capital Management from January 1997 to July 1999.

     Peter J. DeMarco, Senior Vice President of the Manager. Executive Vice President, Reich & Tang Funds October 1995 to November 1999.

     James W. MacCune, Vice President of the Manager. Manager of Mutual Fund Operations at Furman Selz LLC from May 1998 to September 1998. Manager of Mutual Fund Relations at Lazard Freres & Co. LLS from October 1996 to May 1998.

     Ralph G. Norton, III, Vice President of the Manger. Managing Editor, Standard & Poor's from December 1996 to March 1999.

     Cynthia M. Schaus, Vice President of Corporate Communication and Strategy of the Manager. Assistant Vice President of ING FSI North America, US Retail Financial Services, October 1997 to March 1999.

     Stuart H. Quillman, Vice President of Marketing of the Manager. Manager, Corporate Communications at Pilgrim, Baxter & Associates, October 1997 to October 1998.

ITEM 27. PRINCIPAL UNDERWRITERS

     (a) ING Pilgrim Securities, Inc. also acts as the principal underwriter for Pilgrim Equity Trust, Pilgrim Investment Funds, Inc., Pilgrim Advisor Funds, Inc., Pilgrim Government Securities Fund, Inc., Pilgrim Bank and Thrift Fund, Inc., Pilgrim Prime Rate Trust, Pilgrim Mutual Funds, Pilgrim Small Cap Opportunities Fund, Pilgrim Growth Opportunities Fund, Pilgrim Mayflower Trust,

Pilgrim Global Corporate Leaders Fund, Inc., Pilgrim Global technology Fund, Pilgrim GNMA Income Fund, Pilgrim Gold Fund, Pilgrim Growth & Income Fund, Pilgrim International Fund, Pilgrim Silver Fund, Pilgrim Small Cap Asia Growth Fund, Pilgrim Troika Dialog Russia Fund, Pilgrim Worldwide Emerging Markets Fund, Pilgrim Global Income Fund and Lexington Money Market Trust.

     (b) Information as to the directors and officers of the Distributor, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Distributor in the last two years, is included in its application for registration as a broker-dealer on Form BD (File No. 8-48020) filed under the Securities and Exchange Act of 1934 and is incorporated herein by reference thereto.

     (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the offices of:

     (1) ING Funds Trust, 1475 Dunwoody Drive, West Chester, PA 19380 records relating to the Trust)

     (2) ING Mutual Funds Management Co. LLC, 1475 Dunwoody Drive, West Chester, PA 19380 (records of the investment manager) and 600 Fifth Avenue, New York, NY 10020 (records of the investment manager relate to its UIT business)

     (3) ING Pilgrim Group, Inc., 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258-2034 (records of the administrator)

     (4) ING Pilgrim Securities, Inc., 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258-2034 (records of the principal underwriter)

     (5) Baring Asset Management, Inc., 125 High Street, Boston, MA 02110 (records relating to its functions as investment sub-adviser)

     (6) Baring International Investment Limited, 155 Bishopsgate, London, England EC2M 3XY (records relating to its functions as investment co-sub-adviser)

     (7) Baring International Investment (Asia) Limited, 19/F Edinburgh Tower, The Landmark, 15 Queens Road, Central, Hong Kong (records relating to its functions as investment co-sub-adviser)

     (8) ING Investment Management Advisors B.V., Schenkkade 65, 2595 AS, The Hague, The Netherlands (records relating to its functions as investment sub-adviser)

     (9) ING Investment Management LLC, 5780 Powers Ferry Road, N.W., Suite 300, Atlanta, GA 30327 (records relating to its functions as investment sub-adviser)

     (10) Furman Selz Capital Management, LLC, 230 Park Avenue, New York, NY 10169 (records relating to its functions as investment sub-adviser)

     (11) Delta Asset Management, 333 South Grand Avenue, Los Angeles, CA 90071 (records relating to its functions as investment sub-adviser)

     (12) CRA Real Estate Securities L.P., 259 Radnor-Chester Road, Radnor, PA 90071 (records relating to its functions as investment sub-adviser)

     (13) State Street Bank Trust Company, 801 Pennsylvania Street, Kansas City, MO 64105 (records related to its functions as custodian for the U.S. funds)

     (14) Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109 (records relating to its functions as custodian for global and international funds)

     (15) DST Systems, Inc., P.O. Box 219368, Kansas City, MO 64121-9368 (records relating to its functions as transfer agent)

     (16) State Street Bank Trust Company, 225 Franklin Street, Boston, MA 02110 (records relating to its function as fund accounting agent)

ITEM 29. MANAGEMENT SERVICES

     Not  applicable.

ITEM 30. UNDERTAKINGS

     Not  applicable

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant has duly caused this Post-Effective Amendment No. 8 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City Scottsdale, and the state of Arizona on the 22nd day of December, 2000.

                                       ING FUNDS TRUST

                                       By: /s/ Robert W. Stallings
                                           -------------------------------------
                                           Robert W. Stallings
                                           President and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


         Signature                        Title                     Date
         ---------                        -----                     ----

/s/ Robert W. Stallings            President and Chief         December 22, 2000
-----------------------------      Executive Officer
Robert W. Stallings


/s/ Michael J. Roland              Treasurer                   December 22, 2000
-----------------------------
Michael J. Roland


/s/ Joseph N. Hankin               Trustee                     December 22, 2000
-----------------------------
Joseph N. Hankin*


/s/ Jack D. Rehm                   Trustee                     December 22, 2000
-----------------------------
Jack D. Rehm*


/s/ Blaine E. Reike                Trustee                     December 22, 2000
-----------------------------
Blaine E. Reike*


/s/ Richard A. Wedemeyer           Trustee                     December 22, 2000
-----------------------------
Richard A. Wedemeyer*


* By: /s/ Robert W. Stallings
      ----------------------------
      Robert W. Stallings
      Attorney-in-Fact**

----------
** Powers of Attorney for the Trustees were filed as part of Post-Effective Amendment No. 6 to the Registrant's Registration Statement as filed on November 6, 2000 and are incorporated herein by reference.